
                                                                    Exhibit 10.1

                     AMENDED AND RESTATED CREDIT AGREEMENT,

                           dated as of April 7, 2006,

                                      among

                           CHAMPION HOME BUILDERS CO.,
                                as the Borrower,

                           CHAMPION ENTERPRISES, INC.,
                                 as the Parent,

       VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS FROM TIME TO TIME
                                 PARTIES HERETO,
                                 as the Lenders,

                                       and

                                 CREDIT SUISSE,
                             as Administrative Agent

                        --------------------------------

                                 LEAD ARRANGER &
                                SOLE BOOK RUNNER:

                       CREDIT SUISSE SECURITIES (USA) LLC

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                                TABLE OF CONTENTS

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ARTICLE I     DEFINITIONS AND ACCOUNTING TERMS.................................................     2

     SECTION 1.1.  Defined Terms...............................................................     2
     SECTION 1.2.  Use of Defined Terms........................................................    39
     SECTION 1.3.  Cross-References............................................................    39
     SECTION 1.4.  Accounting and Financial Determinations; Time...............................    39

ARTICLE II    COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND LETTERS OF CREDIT......    40

     SECTION 2.1.    Commitments...............................................................    40

           SECTION 2.1.1.   Revolving Loan Commitment..........................................    40
           SECTION 2.1.2.   Revolving Letters of Credit........................................    40
           SECTION 2.1.3.   US Term Loan Commitment............................................    41
           SECTION 2.1.3A.  Sterling Term Loan Commitment......................................    41
           SECTION 2.1.3B.  Incremental Term Loan Commitment...................................    41
           SECTION 2.1.4.   Synthetic Deposit Account..........................................    41
           SECTION 2.1.5.   Synthetic Letters of Credit........................................    44

     SECTION 2.2.    Reduction of the Commitment Amounts.......................................    45

           SECTION 2.2.1.   Optional Reductions................................................    45
           SECTION 2.2.2.   Increase in Term Loan Commitments..................................    45

     SECTION 2.3.    Borrowing Procedures......................................................    47

           SECTION 2.3.1.   Term Loans and Revolving Loans.....................................    47
           SECTION 2.3.2.   Synthetic Deposits.................................................    48

     SECTION 2.4.    Continuation and Conversion Elections.....................................    48
     SECTION 2.5.    Funding...................................................................    48
     SECTION 2.6.    Issuance Procedures.......................................................    49

           SECTION 2.6.1.   Other Lenders' Participation.......................................    49
           SECTION 2.6.2.   Disbursements......................................................    49
           SECTION 2.6.3.   Reimbursement......................................................    50
           SECTION 2.6.4.   Deemed Disbursements...............................................    50
           SECTION 2.6.5.   Nature of Reimbursement Obligations................................    51

     SECTION 2.7.    Register; Notes...........................................................    52

ARTICLE III   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES.......................................    53

     SECTION 3.1.    Repayments and Prepayments; Application...................................    53

           SECTION 3.1.1.   Repayments and Prepayments.........................................    53
           SECTION 3.1.2.   Application........................................................    56

     SECTION 3.2.    Interest Provisions.......................................................    57

           SECTION 3.2.1.   Rates; Fees........................................................    57
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           SECTION 3.2.2.   Post-Default Rates.................................................    58
           SECTION 3.2.3.   Payment Dates......................................................    58

     SECTION 3.3.    Fees......................................................................    59

           SECTION 3.3.1.   Commitment Fee.....................................................    59
           SECTION 3.3.2.   Arranger's Fees....................................................    59
           SECTION 3.3.3.   Letter of Credit Fees..............................................    59

ARTICLE IV    CERTAIN LIBO RATE AND OTHER PROVISIONS...........................................    60

     SECTION 4.1.    LIBO Rate Lending Unlawful................................................    60
     SECTION 4.2.    Deposits Unavailable......................................................    60
     SECTION 4.3.    Increased LIBO Rate Loan Costs, etc.......................................    60
     SECTION 4.4.    Funding Losses............................................................    61
     SECTION 4.5.    Increased Capital Costs...................................................    61
     SECTION 4.6.    Taxes.....................................................................    62
     SECTION 4.7.    Payments, Computations, etc...............................................    65
     SECTION 4.8.    Sharing of Payments.......................................................    66
     SECTION 4.9.    Setoff....................................................................    67
     SECTION 4.10.   Change of Lending Office..................................................    67
     SECTION 4.11.   Replacement of Lenders....................................................    67
     SECTION 4.12.   Application to Participation Fees.........................................    68

ARTICLE V     CONDITIONS TO CLOSING............................................................    68

     SECTION 5.1.    Initial Credit Extension..................................................    68

           SECTION 5.1.1.   Resolutions, etc...................................................    68
           SECTION 5.1.2.   Closing Date Certificate...........................................    69
           SECTION 5.1.3.   Material Adverse Change............................................    69
           SECTION 5.1.4.   Consummation of Transaction........................................    69
           SECTION 5.1.5.   Delivery of Notes..................................................    70
           SECTION 5.1.6.   Arranger's Fees, Closing Fees, Expenses, etc.......................    70
           SECTION 5.1.7.   Financial Information..............................................    70
           SECTION 5.1.8.   Solvency, etc......................................................    71
           SECTION 5.1.9.   Opinions of Counsel................................................    71
           SECTION 5.1.10.  Subsidiary Guaranty................................................    71
           SECTION 5.1.11.  Collateral Documents...............................................    71
           SECTION 5.1.12.  Filing Agent, etc..................................................    73
           SECTION 5.1.13.  Intellectual Property Security Agreements..........................    73
           SECTION 5.1.14.  Control Agreements.................................................    74
           SECTION 5.1.15.  Insurance..........................................................    74
           SECTION 5.1.16.  Rating of Loans....................................................    74
           SECTION 5.1.17.  PATRIOT Act Disclosures............................................    74

     SECTION 5.2.    Conditions to Amendment and Restatement...................................    74
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           SECTION 5.2.1.   Resolutions, etc...................................................    74
           SECTION 5.2.2.   Amendment Effective Date Certificate...............................    75
           SECTION 5.2.3.   Material Adverse Change............................................    75
           SECTION 5.2.4.   Consummation of the UK Transaction.................................    75
           SECTION 5.2.5.   Delivery of Sterling Term Notes....................................    76
           SECTION 5.2.6.   Arranger's Fees, Closing Fees, Expenses, etc.......................    76
           SECTION 5.2.7.   Financial Information..............................................    76
           SECTION 5.2.8.   Solvency, etc......................................................    77
           SECTION 5.2.9.   Opinions of Counsel................................................    77
           SECTION 5.2.10.  Collateral Documents...............................................    77
           SECTION 5.2.11.  Affirmation and Consent............................................    79
           SECTION 5.2.12.  Insurance..........................................................    79
           SECTION 5.2.13.  Approvals..........................................................    79
           SECTION 5.2.14.  PATRIOT Act Disclosures............................................    79

     SECTION 5.3.    All Credit Extensions.....................................................    79

           SECTION 5.3.1.   Compliance with Warranties, No Default, etc........................    79
           SECTION 5.3.2.   Credit Extension Request, etc......................................    80
           SECTION 5.3.3.   Satisfactory Legal Form............................................    80

ARTICLE VI    REPRESENTATIONS AND WARRANTIES...................................................    80

     SECTION 6.1.    Organization, etc.........................................................    80
     SECTION 6.2.    Due Authorization, Non-Contravention, etc.................................    80
     SECTION 6.3.    Government Approval, Regulation, etc......................................    81
     SECTION 6.4.    Validity, etc.............................................................    81
     SECTION 6.5.    Financial Information.....................................................    81
     SECTION 6.6.    No Material Adverse Change................................................    82
     SECTION 6.7.    Litigation, Labor Controversies, etc......................................    82
     SECTION 6.8.    Subsidiaries..............................................................    82
     SECTION 6.9.    Ownership of Properties...................................................    83
     SECTION 6.10.   Taxes; Other Laws.........................................................    83
     SECTION 6.11.   Pension and Welfare Plans.................................................    83
     SECTION 6.12.   Environmental Warranties..................................................    84
     SECTION 6.13.   Accuracy of Information; Projections......................................    85
     SECTION 6.14.   Regulations U and X.......................................................    85
     SECTION 6.15.   Solvency..................................................................    85
     SECTION 6.16.   Deposit Account and Cash Management Accounts..............................    86
     SECTION 6.17.   Labor Matters.............................................................    86
     SECTION 6.18.   UK Pension Matters........................................................    86
     SECTION 6.19.   UK Financial Assistance...................................................    87

ARTICLE VII   AFFIRMATIVE COVENANTS............................................................    87

     SECTION 7.1.    Financial Information, Reports, Notices, etc..............................    87
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     SECTION 7.2.    Maintenance of Existence; Compliance with Contracts, Laws, etc............    89
     SECTION 7.3.    Maintenance of Properties.................................................    89
     SECTION 7.4.    Insurance.................................................................    89
     SECTION 7.5.    Books and Records.........................................................    90
     SECTION 7.6.    Environmental Laws........................................................    90
     SECTION 7.7.    Use of Proceeds...........................................................    91
     SECTION 7.8.    Subsidiary Guarantors, Security, etc......................................    91
     SECTION 7.9.    Maintenance of Corporate Separateness.....................................    92
     SECTION 7.10.   Maintenance of Rating of Loans............................................    92
     SECTION 7.11.   Cash Management...........................................................    92
     SECTION 7.12.   Post-Closing Obligations..................................................    92
     SECTION 7.13.   UK Pension Matters........................................................    94

ARTICLE VIII  NEGATIVE COVENANTS...............................................................    95

     SECTION 8.1.    Business Activities.......................................................    95
     SECTION 8.2.    Indebtedness..............................................................    95
     SECTION 8.3.    Liens.....................................................................    97
     SECTION 8.4.    Financial Condition and Operations........................................    99
     SECTION 8.5.    Investments...............................................................   100
     SECTION 8.6.    Restricted Payments, etc..................................................   102
     SECTION 8.7.    Capital Expenditures......................................................   103
     SECTION 8.8.    Issuance of Capital Securities............................................   103
     SECTION 8.9.    Consolidation, Merger; Permitted Acquisitions, etc........................   104
     SECTION 8.10.   Permitted Dispositions....................................................   105
     SECTION 8.11.   Modification of Certain Agreements........................................   106
     SECTION 8.12.   Transactions with Affiliates..............................................   106
     SECTION 8.13.   Restrictive Agreements, etc...............................................   106
     SECTION 8.14.   Accounting Changes........................................................   107
     SECTION 8.15.   Activities of the Parent..................................................   107
     SECTION 8.16.   CDC Subsidiaries..........................................................   107

ARTICLE IX    EVENTS OF DEFAULT................................................................   107

     SECTION 9.1.    Listing of Events of Default..............................................   107
           SECTION 9.1.1.   Non-Payment of Obligations.........................................   108
           SECTION 9.1.2.   Breach of Warranty.................................................   108
           SECTION 9.1.3.   Non-Performance of Certain Covenants and Obligations...............   108
           SECTION 9.1.4.   Non-Performance of Other Covenants and Obligations.................   108
           SECTION 9.1.5.   Default on Other Indebtedness......................................   108
           SECTION 9.1.6.   Judgments..........................................................   108
           SECTION 9.1.7.   Pension Plans......................................................   109
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                                   (Continued)

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           SECTION 9.1.8.   Impairment of Security, etc........................................   109
           SECTION 9.1.9.   Bankruptcy, Insolvency, etc........................................   109
           SECTION 9.1.10.  Change in Control..................................................   110

     SECTION 9.2.    Action if Bankruptcy......................................................   110
     SECTION 9.3.    Action if Other Event of Default..........................................   110

ARTICLE X     THE ADMINISTRATIVE AGENT.........................................................   110

     SECTION 10.1.   Actions...................................................................   110
     SECTION 10.2.   Funding Reliance, etc.....................................................   112
     SECTION 10.3.   Exculpation; Notice of Default............................................   112
     SECTION 10.4.   Successor.................................................................   112
     SECTION 10.5.   Credit Extensions by the Administrative Agent and each Issuer.............   113
     SECTION 10.6.   Credit Decisions..........................................................   114
     SECTION 10.7.   Copies, etc...............................................................   114
     SECTION 10.8.   Reliance by the Administrative Agent and Issuers..........................   114
     SECTION 10.9.   The Administrative Agent and the Issuers..................................   114
     SECTION 10.10.  Posting of Approved Electronic Communications.............................   114

ARTICLE XI    PARENT GUARANTY..................................................................   116

     SECTION 11.1.   Guaranty..................................................................   116
     SECTION 11.2.   Acceleration of Obligations Hereunder.....................................   116
     SECTION 11.3.   Obligations Hereunder Absolute, etc.......................................   116
     SECTION 11.4.   Reinstatement, etc........................................................   118
     SECTION 11.5.   Waiver, etc...............................................................   118
     SECTION 11.6.   Postponement of Subrogation...............................................   118
     SECTION 11.7.   Successors, Transferees and Assigns; Transfers of Notes, etc..............   118

ARTICLE XII   MISCELLANEOUS PROVISIONS.........................................................   119

     SECTION 12.1.   Waivers, Amendments, etc..................................................   119
     SECTION 12.2.   Notices; Time.............................................................   120
     SECTION 12.3.   Payment of Costs and Expenses.............................................   120
     SECTION 12.4.   Indemnification...........................................................   121
     SECTION 12.5.   Survival..................................................................   122
     SECTION 12.6.   Severability..............................................................   123
     SECTION 12.7.   Headings..................................................................   123
     SECTION 12.8.   Execution in Counterparts.................................................   123
     SECTION 12.9.   Governing Law; Entire Agreement...........................................   123
     SECTION 12.10.  Successors and Assigns....................................................   123
     SECTION 12.11.  Sale and Transfer of Credit Extensions; Participations in Credit
                     Extensions; Notes.........................................................   123
     SECTION 12.12.  Other Transactions........................................................   128
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                                   (Continued)

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     SECTION 12.13.  Independence of Covenants and Default Provisions..........................   128
     SECTION 12.14.  Confidentiality...........................................................   128
     SECTION 12.15.  Forum Selection and Consent to Jurisdiction...............................   130
     SECTION 12.16.  Waiver of Jury Trial......................................................   130
     SECTION 12.17.  Counsel Representation....................................................   130
     SECTION 12.18.  PATRIOT Act...............................................................   131
     SECTION 12.19.  Effect of Amendment and Restatement of the Existing Credit Agreement......   131

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
SCHEDULE I            -    Disclosure Schedule
SCHEDULE II           -    Lenders' Commitments and Addresses
SCHEDULE III          -    Existing Letters of Credit
SCHEDULE IV           -    UK Mandatory Cost Calculation

EXHIBIT A-1           -    Form of Revolving Note
EXHIBIT A-2           -    Form of US Term Note
EXHIBIT A-3           -    Form of Sterling Term Note
EXHIBIT B-1           -    Form of Borrowing Request
EXHIBIT B-2           -    Form of Issuance Request
EXHIBIT C             -    Form of Continuation/Conversion Notice
EXHIBIT D             -    Form of Lender Assignment Agreement
EXHIBIT E             -    Form of Compliance Certificate
EXHIBIT F             -    Conformed copy of Subsidiary Guaranty
EXHIBIT G             -    Conformed copy of Pledge and Security Agreement
EXHIBIT H             -    Conformed copy of Collateral Trust Agreement
EXHIBIT I             -    Form of Amendment Effective Date Certificate
EXHIBIT J             -    Form of Solvency Certificate
EXHIBIT K             -    Form of UK Share Charge
EXHIBIT L             -    Form of Affirmation and Consent

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

                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 7, 2006, is made by and among CHAMPION HOME BUILDERS CO., a Michigan corporation (the "Borrower"), CHAMPION ENTERPRISES, INC., a Michigan corporation (the "Parent"), the various financial institutions and other Persons (as defined below) from time to time parties hereto (the "Lenders"), and CREDIT SUISSE (formerly known as Credit Suisse, Cayman Islands Branch), as the administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Credit Agreement, dated as of October 31, 2005, among the Borrower, the lenders party thereto (the "Existing Lenders") and the Administrative Agent (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement"), the Existing Lenders and the Issuers extended certain Commitments, made certain Loans and issued (or participated in) certain Letters of Credit for the purpose of (a) financing the Borrower's tender offer and related consent solicitation (the "Debt Tender") for all of its 11.25% Senior Notes due 2007 (the "2007 Notes"), (b) refinancing the Borrower's indebtedness under the Loan and Security Agreement, dated as of January 17, 2003, among the Borrower, the lenders party thereto, and the various agents party thereto, as amended, supplemented, amended and restated or otherwise modified prior to the Closing Date, (c) paying fees and expenses incurred in connection with the foregoing (the "Original Transaction Costs") (the transactions described in clauses (a) through (c) being herein referred to collectively as the "Original Transaction") and (d) funding working capital and providing liquidity;

      WHEREAS, the Borrower intends (a) to acquire (the "UK Acquisition"), indirectly through CBS Monaco Limited, a wholly-owned Subsidiary incorporated under the laws of England and Wales (the "UK Subsidiary"), all of the entire issued share capital of Calsafe Group (Holdings) Limited, a company incorporated under the laws of England and Wales (the "Target") pursuant to a share purchase agreement, dated as of February 24, 2006 (the "Purchase Agreement"), between the UK Subsidiary and the Target's shareholders and (b) to pay fees and expenses in connection with the foregoing and in connection with the incurrence of the Sterling Term Loans (the "UK Acquisition Transaction Costs") (capitalized terms used in these recitals that are not defined in these recitals shall have the meanings assigned thereto in Section 1.1 below;

      WHEREAS, in order to consummate the UK Acquisition and to pay the UK Acquisition Transaction Costs (the foregoing, together with the UK Intercompany Loan and the UK Equity Contribution, including all transactions related thereto, being herein referred to as the "UK Transaction"), the Borrower has requested that the Sterling Term Loan Lenders provide a Sterling Term Loan Commitment pursuant to which Sterling Term Loans will be made, in a maximum principal amount equal to (pound)45,000,000, in a single Borrowing on the Amendment Effective Date;

      WHEREAS, the Sterling Term Loan Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Sterling Term Loan Commitments and make Sterling Term Loans to the Borrower;

      WHEREAS, the parties hereto wish to amend and restate the Existing Credit Agreement in its entirety on the Amendment Effective Date to, among other things, provide for the extension of the Sterling Term Loan Commitments and the making of the Sterling Term Loans, on and subject to the terms and conditions of this Agreement;

      WHEREAS, it is the intention of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the Credit Parties under the Existing Credit Agreement and that this Agreement re-evidence the Obligations of each Obligor outstanding on the Amendment Effective Date, which Obligations shall continue in full force and effect and shall continue to be secured by all collateral on which a Lien is granted to the Administrative Agent pursuant to any Loan Document;

      NOW, THEREFORE, the parties hereto agree to amend and restate the Existing Credit Agreement, and the Existing Credit Agreement is hereby amended and restated in its entirety as follows.

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

      SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "2007 Notes" is defined in the first recital.

      "2007 Notes Indenture" means the Indenture among the Borrower, the guarantors named therein, and JP Morgan Trust Company NA, as successor to Bank One Trust Company, as trustee, dated as of April 22, 2002.

      "2009 Notes" means the Parent's 7.625% Senior Notes due 2009.

      "2009 Notes Indenture" means the Indenture among the Parent, the subsidiary guarantors named therein, and Wells Fargo Bank, N.A., as successor to The First National Bank of Chicago, as trustee, dated as of May 3, 1999.

      "Account" means any account (as that term is defined in Section 9-102 of the UCC) of the Parent or any of its Subsidiaries arising from the sale or lease of goods or rendering of services.

      "Adjusted Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Base Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Adjusted Base Rate due to a change in the Base Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Base Rate or the Federal Funds Effective Rate, respectively. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Adjusted Base Rate; provided that the failure to give such notice shall not affect the Adjusted Base Rate in effect after any such change.

      "Adjusted LIBO Rate" means, with respect to any Revolving Loan or US Term Loan maintained as a LIBO Rate Loan for any Interest Period, an interest rate per annum equal to (a) the LIBO Rate of such Interest Period multiplied by (b) the Statutory Reserve Rate.

      "Administrative Agent" is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 10.4.

      "Affected Lender" is defined in Section 4.11.

      "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly, (a) to vote (under ordinary circumstances) 10% or more of the Capital Securities (on a fully diluted basis) of such Person for the election of directors, managing members or general partners (as applicable) or (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise)

      "Affirmation and Consent" means the Affirmation and Consent, dated as of the Amendment Effective Date, between each Subsidiary Guarantor and the Administrative Agent substantially in the form of Exhibit L hereto.

      "Agreement" means, on any date, the Existing Credit Agreement as amended and restated on the Amendment Effective Date pursuant to the Amendment Agreement and as the same may thereafter from time to time be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms and in effect on such date.

      "Amendment Agreement" means the Amendment Agreement, dated as of the date hereof, among the Borrower, the Parent, certain Lenders, and the Administrative Agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Amendment Effective Date" means the date this Agreement becomes effective pursuant to the terms and conditions of the Amendment Agreement.

      "Amendment Effective Date Certificate" means the certificate executed and delivered by an Authorized Officer of the Borrower pursuant to the terms of this Agreement, substantially in the form of Exhibit I hereto.

      "Amendment Effective Date Projections" shall mean the projections required to be delivered pursuant to clause (c) of Section 5.2.7, it being understood that the Amendment Effective Date Projections and any such other projections or data are subject to significant uncertainties and contingencies, many of which are beyond the control of the Parent, the Borrower and their respective Subsidiaries, and no assurance can be given that the Amendment Effective Date Projections or any such other projections or data will be realized.

      "Annualized Basis" means, with respect to the determination of any amount for any period (for purposes of this definition, the "Subject Period"), the product obtained by multiplying (a) the amount accrued during the period commencing with (and including) the Closing Date and ending on the last day of the Subject Period and (b) the quotient obtained by dividing (i) 365 by (ii) the number of days from (and including) the Closing Date to (and including) the last day of the Subject Period.

      "Applicable Commitment Fee Margin" means the applicable percentage set forth below corresponding to the relevant Leverage Ratio:

           Leverage                          Applicable Commitment
            Ratio                                  Fee Margin
            -----                                  ----------
     greater than 2.50:1                             0.75%
equal to or less than 2.50:1                         0.50%

      Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), the Applicable Commitment Fee Margin from the Closing Date through (and including) the date on which the Borrower delivers to the Administrative Agent the Compliance Certificate with respect to the Fiscal Quarter ending March 30, 2006 shall be equal to 0.75%. The Leverage Ratio used to compute the Applicable Commitment Fee Margin shall be that set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent. Changes in the Applicable Commitment Fee Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1. If the Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter (or within 90 days, in the case of the last Fiscal Quarter of the Fiscal
Year), the Applicable Commitment Fee Margin from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to, but not including, the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall equal the highest Applicable Commitment Fee Margin set forth above.

      "Applicable Margin" means (a) (i) 2.50% for US Term Loans maintained as LIBO Rate Loans, (ii) 1.50% for US Term Loans maintained as Base Rate Loans and
(iii) 2.50% for Sterling Term Loans, (b) (i) 2.50% for Revolving Loans maintained as LIBO Rate Loans and (ii) 1.50% for Revolving Loans maintained as Base Rate Loans and (c) with respect to all Participation Fees, 2.50%. Notwithstanding any of the foregoing, commencing the date on which the Borrower delivers to the Administrative Agent the Compliance Certificate with respect to the Fiscal Quarter ending March 30, 2006, the Applicable Margin for Revolving Loans shall be the applicable percentage set forth below corresponding to the relevant Leverage Ratio:

           Leverage                                           Applicable
            Ratio                                               Margin
           --------                                           ----------
                                              LIBO Rate Loans           Base Rate Loans
                                              ---------------           ---------------
greater than or equal to 2.00:1                    2.50%                     1.50%
       less than 2.00:1                            2.25%                     1.25%

      The Leverage Ratio used to compute the Applicable Margin for Revolving Loans shall be that set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent. Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative

Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1. If the Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter (or within 90 days, in the case of the last Fiscal Quarter of the Fiscal Year), the Applicable Margin from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall equal the highest Applicable Margin set forth above.

      "Approved Fund" means any Person (other than a natural Person) that (a) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and (b) is administered or managed by a Lender, an Affiliate of a Lender or a Person or an Affiliate of a Person that administers or manages a Lender.

      "Authorized Officer" means, relative to any Obligor, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or equivalent thereof), and such Obligor's chief financial officer or chief accounting officer.

      "Base Rate" means, at any time, the rate of interest then most recently established by the Administrative Agent in New York as its base rate for Dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.

      "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Adjusted Base Rate.

      "Base Return" means an amount equal to the Adjusted LIBO Rate for the applicable Investment Period if such deposit were deemed to be a LIBO Rate Loan hereunder for such Investment Period (exclusive of any Applicable Margin that would otherwise be applicable thereto).

      "Board" means the Board of Governors of the Federal Reserve System of the United States.

      "Borrower" is defined in the preamble.

      "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.3.

      "Borrowing Request" means a request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B-1 hereto.

      "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided, that when used in connection with a LIBO Rate Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar and Sterling deposits in the London interbank market.

      "Capital Expenditures" means for any period, the sum of (a) the aggregate amount of all expenditures of the Parent and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures, and (b) the aggregate amount of the principal component of all Capitalized Lease Liabilities incurred during such period by the Parent and its Subsidiaries; provided, that Capital Expenditures shall not include (a) any Permitted Acquisition or (b) any such expenditures or any such principal component funded with (i) any Net Casualty Proceeds, as permitted under clause (f) of Section 3.1.1 or (ii) any Net Disposition Proceeds, as permitted under clause (f) of Section 3.1.1 or (iii) the net proceeds received from any Disposition of obsolete equipment permitted under clause (a) of Section 8.10.

      "Capital Securities" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Closing Date.

      "Capitalized Lease Liabilities" means, all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases.

      "Carry-Forward Amount" is defined in Section 8.7.

      "Cash Collateralize" means, with respect to any Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Administrative Agent on terms reasonably satisfactory to the Administrative Agent in an amount equal to 105% of the Stated Amount of such Letter of Credit.

      "Cash Equivalent Investment" means, at any time:

            (a) any direct obligation of (or unconditionally guaranteed by) the United States (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States) maturing not more than one year from the date of acquisition thereof;

            (b) commercial paper maturing not more than 365 days from the date of acquisition and rated A-1 or higher by S&P or P-1 or higher by Moody's;

            (c) any certificate of deposit, time deposit, or bankers acceptance, maturing not more than one year after its date of acquisition, or any demand deposit accounts which, in any case, is issued by or established at any bank organized under the laws of the United States (or any State thereof) and which (i) has (A) a credit rating of A2 or higher from Moody's or A or higher from S&P and (B) a combined capital and surplus greater than $250,000,000 or (ii) is a Lender;

            (d) any repurchase agreement having a term of 7 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in clause (c) which (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder;

            (e) taxable and tax exempt auction rate securities rated AAA by S&P and Aaa by Moody's and with a reset of less than 90 days;

            (f) shares of investment companies that are registered under the Investment Company Act of 1940, as amended, and that invest solely in one or more of the types of securities described in clauses (a) through (e) above;

            (g) (g) in the case of any Foreign Subsidiary, (i) any direct obligation of (or direct obligation unconditionally guaranteed by) the sovereign nation (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of such nation) in which such Foreign Subsidiary is organized and is conducting business, or (ii) investments of the type and maturity described in clauses (a) through (e) above of foreign obligors, which investments or obligors (or the direct or indirect parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies; or

            (h) other investments similar to the foregoing as may from time to time be approved in writing by the Administrative Agent in its reasonable discretion.

      "Cash Flow Basket" means, initially, zero, as increased from time to time on each date a mandatory prepayment is required under clause (d) of Section 3.1.1, by the amount equal to the product of (i) the Excess Cash Flow for the Fiscal Year immediately preceding such date times (ii) the percentage equal to 100% minus the then applicable Proceeds Percentage, and decreased each time any Investment is made pursuant to clause (m)(ii) of Section 8.5, by the amount expended in respect of such Investment, and further decreased each time any Restricted Payment is made pursuant to subclause (i)(y) of clause (e) of Section 8.6, by the amount expended in respect of such Restricted Payment.

      "Casualty Event" means the damage, destruction or condemnation, as the case may be, of any property of the Borrower or any of its Subsidiaries.

      "CDC Subsidiaries" means Champion Development Corp. and each of its direct and indirect Subsidiaries set forth on Item 1.1(a) of the Disclosure Schedule.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

      "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

      "Change in Control" means

            (a) any person or group (within the meaning of Sections 13(d) and 14(d) under the Exchange Act) becoming the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) directly or indirectly, of Voting Securities representing 35% or more of the Voting Securities of the Parent on a fully diluted basis; or

            (b) the failure of the Parent at any time to directly own beneficially and of record on a fully diluted basis 100% of the outstanding Voting Securities of the Borrower, such Voting Securities to be held free and clear of all Liens (other than Liens granted under a Loan Document); or

            (c) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors (or similar governing body) of the Parent (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors (or similar governing body) of the Parent then in office.

      "Closing Date" means October 31, 2005, the date on which the conditions set forth in Section 5.1 were satisfied and the initial Credit Extensions under the Existing Credit Agreement were made.

      "Closing Date Certificate" means the closing date certificate executed and delivered by an Authorized Officer of the Borrower on the Closing Date.

      "Closing Date Projections" shall mean the projections delivered pursuant to clause (c) of Section 5.1.7, it being understood that the Closing Date Projections and any such other projections or data are subject to significant uncertainties and contingencies, many of which are beyond the control of the Parent, the Borrower and their respective Subsidiaries, and no assurance can be given that the Closing Date Projections or any such other projections or data will be realized.

      "Code" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

      "Collateral Trust Agreement" means the Collateral Trust Agreement, executed and delivered by each Person party thereto, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Collateral Trustee" means Wells Fargo Bank, N.A.

      "Collections" means all cash, checks, notes, instruments and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds and tax refunds) of the Parent and its Subsidiaries.

      "Commitment" means, as the context may require, the US Term Loan Commitment, Sterling Term Loan Commitment, Incremental Term Loan Commitment, Revolving Loan Commitment, Revolving Letter of Credit Commitment or Synthetic Letter of Credit Commitment.

      "Commitment Amount" means, as the context may require, the US Term Loan Commitment Amount, the Sterling Term Loan Commitment Amount, the Incremental Term Loan Commitment Amount, the Revolving Loan Commitment Amount, the Revolving Letter of Credit Commitment Amount or the Synthetic Facility Available Amount.

      "Commitment Termination Event" means

            (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 9.1.9, with respect to the Parent or the Borrower; or

            (b) the occurrence and continuance of any other Event of Default and either (i) the declaration of all or any portion of the Loans to be due and payable pursuant to Section 9.3, or (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

      "Communications" is defined in clause (a) of Section 10.10.

      "Compliance Certificate" means, a certificate duly completed and executed by the chief financial officer or chief accounting officer of the Parent, substantially in the form of Exhibit E hereto, together with such changes thereto as the Administrative Agent may from time to time reasonably request in writing for the purpose of monitoring the Parent's and the Borrower's compliance with the financial covenants contained herein.

      "Consent Required Leased Property" is defined in Section 7.12. "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection or deposit), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person. The amount of any Person's obligation under any Contingent Liability shall be deemed, without duplication, to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby (reduced to the extent that such Person's obligation thereunder is reduced by applicable law or valid contractual agreement).

      "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

      "Contribution Notice" means a contribution notice issued by the Pensions Regulator under Section 38 or Section 47 of the UK Pensions Act.

      "Control Agreement" means an agreement in form and substance reasonably satisfactory to the Administrative Agent which provides for the Administrative Agent to have "control" (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-106 of the UCC, as such term relates to commodity contracts, or as used in Section 9-104(a) of the UCC, as such term relates to deposit accounts).

      "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

      "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit C to the Pledge and Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

      "Credit Extension" means, as the context may require,

            (a) the making of a Loan or a Synthetic Deposit by a Lender; or

            (b) the issuance of any Letter of Credit, the increase of the Stated Amount of any existing Letter of Credit or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer (whether automatically by its terms or upon request of the Borrower).

      "Credit Parties" means, collectively, the Lenders, the Issuers and the Administrative Agent and each of their respective successors, transferees and assigns.

      "Current Assets" means, at any time, consolidated current assets of the Parent and its Subsidiaries at such time, but excluding cash, Cash Equivalent Investments and liabilities owed to the Parent or any of its Subsidiaries by any Affiliates thereof.

      "Current Liabilities" means, at any time, consolidated current liabilities of the Parent and its Subsidiaries at such time, and in any event shall include all Indebtedness payable on demand or within one year from any date of determination without any option on the part of the obligor thereunder to extend or renew beyond such year and all accruals for federal or other taxes based on or measured by income and payable within such year, but excluding the current portion of long-term debt required to be paid within one year.

      "Debt Tender" is defined in the first recital.

      "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

      "Deferred Acquisition Obligations" is defined in clause (f) of the definition of Indebtedness.

      "Deposit Account" means a "deposit account" as that term is defined in
Section 9-102(a) of the UCC.

      "Disbursement" is defined in Section 2.6.2.

      "Disbursement Date" is defined in Section 2.6.2.

      "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

      "Disposition" (or similar words such as "Dispose") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower's or its Subsidiaries' assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person (other than to another Obligor) in a single transaction or series of related transactions, other than with respect to any such sale, transfer, lease, contribution or other conveyance for aggregate consideration of less than $500,000 with respect to any asset or group of related assets.

      "Dollar" and the sign "$" mean lawful money of the United States.

      "Dollar Equivalent" means, as of any date of determination, (a) as to any amount denominated in Dollars, such amount in Dollars, and (b) as to any amount denominated in Pounds Sterling, the equivalent amount in Dollars as determined by the Administrative Agent on the basis of the Spot Rate for the purchase of Dollars with Pounds Sterling on such date.

      "Domestic Office" means the office of a Lender designated as its "Domestic Office" on Schedule II hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Administrative Agent and the Borrower.

      "Domestic Subsidiary" means any Subsidiary that is incorporated or organized in or under the laws of the United States, any state thereof or the District of Columbia.

      "Due Date" is defined in Section 7.12.

      "EBITDA" means, for any applicable period, the sum for the Parent and its Subsidiaries (other than, solely for purposes of the definition of Leverage Ratio, the CDC Subsidiaries) on a consolidated basis of

            (a) Net Income, plus

            (b) to the extent deducted in determining Net Income, the sum of (i) amounts attributable to amortization, (ii) expenses for Michigan state single business taxes, franchise taxes, federal, state, local and foreign taxes, in each case based on income or profits, (iii) Interest Expense,
      (iv) depreciation of assets, (v) Transaction Costs, (vi) non-cash losses and non-cash impairment charges, including goodwill impairment charges,
      (vii) non-cash restructuring and closing costs associated with the closure of facilities and operations and non-cash operating losses of such closed facilities and operations in the month of and subsequent to their closure and (viii) losses from repurchases or extinguishment of debt issued by the Parent or any of its Subsidiaries, minus

            (c) to the extent included in such Net Income, (i) non-cash items of income for such period, (ii) gains from repurchases or extinguishment of debt issued by the Parent or any of its Subsidiaries and (iii) income tax credits, minus

            (d) the amount of all cash payments made in such period to the extent that such payments relate to a non-cash loss, non-cash charge or non-cash cost incurred in a previous period that was added back in determining EBITDA hereunder pursuant to the preceding subclauses (b)(vi) and (vii).

      "Eligible Assignee" means:

            (a) in the case of an assignment of a Term Loan or Synthetic Deposit, (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund or (iv) any other Person approved, unless an Event of Default has occurred and is continuing, by the Borrower (such approval of the Borrower not to be unreasonably withheld or delayed), and

            (b) in the case of any assignment of the Revolving Loan Commitment,
      (i) a Revolving Loan Lender or (ii) any other Person approved, unless an Event of Default has occurred and is continuing, by the Borrower (such approval of the Borrower not to be unreasonably withheld or delayed);

provided that any other Person approved pursuant to either clause (a)(iv) or
(b)(ii) above shall not be (v) a natural Person, (w) the Borrower, (x) any Affiliate of the Borrower, (y) any other Person taking direction from, or working in concert with, the Borrower or any of the Borrower's Affiliates or (z) any Person who is (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by the U.S. Department of Treasury Office of Foreign Asset Control (the "OFAC") and/or on any other similar list that is readily accessible to the public and maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation; or (ii) either (A) included within the term "designated national" as defined in the Cuban Asset Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders that are readily accessible to the public.

      "Engagement Letter" means the confidential engagement letter, dated September 28, 2005, between the Borrower and Credit Suisse.

      "Environmental Laws" means all applicable and legally binding federal, state, local or foreign statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor Sections thereto.

      "Event of Default" is defined in Section 9.1.

      "Excess Cash Flow" means, for any Fiscal Year, the excess (if any), of

            (a) the sum of (i) EBITDA for such Fiscal Year, (ii) to the extent not included in such EBITDA, cash actually received by the Parent and its Subsidiaries during such Fiscal Year in respect of gains from Dispositions made pursuant to clause (d) of Section 8.10 and (iii) reductions (if any) to working capital (excluding cash and Cash
      Equivalent Investments) of the Parent and its Subsidiaries for such Fiscal Year (i.e., the decrease (if any) in Current Assets minus Current Liabilities from the beginning to the end of such Fiscal Year) other than reductions attributable to (x) the reclassification of any Indebtedness from "long term debt" to "Current Liabilities" or (y) the return of the Travelers Deposit to the Borrower over

            (b) the sum (for such Fiscal Year) of (i) the aggregate amount of all principal payments, whether scheduled payments, mandatory prepayments or voluntary prepayments, paid by the Parent and its Subsidiaries on all Indebtedness during such period (including the principal portion of payments in respect of Capitalized Leases but excluding principal payments in respect of any revolving-type facility (including the Revolving Loans) except in connection with a permanent reduction in the commitment relating to such revolving-type facility), in each case, to the extent permitted to be made under this Agreement and so long as not made with, or on account of, proceeds of Indebtedness or equity issuances or other proceeds that would not be included in EBITDA, (ii) all Interest Expense paid in cash during such Fiscal Year (including the interest portion of Capitalized Lease Obligations paid in cash and the interest portion of any deferred payment obligation paid in cash during such Fiscal Year), (iii) all Capital Expenditures made by the Parent and its Subsidiaries paid or payable in cash to the extent permitted to be made under this Agreement and so long as not financed with the proceeds of Indebtedness or equity issuances or other proceeds that would not be included in EBITDA; provided that, for the avoidance of doubt, amounts deducted under this clause may be deducted in only one Fiscal Year, (iv) all expenditures made by the Parent and its Subsidiaries in cash during such period in respect of Permitted Acquisitions so long as not financed with the proceeds of debt or equity issuances or other proceeds that would not be included in EBITDA, (v) all Taxes paid by the Parent and its Subsidiaries in cash during such Fiscal Year, to the extent such payments are in respect of income all determined on a consolidated basis, (vi) to the extent not subtracted in determining EBITDA for such Fiscal Year, cash actually paid by the Parent and its Subsidiaries during such Fiscal Year in respect of losses from Dispositions made pursuant to clause (d) of Section 8.10,
      (vii) to the extent added to Net Income in determining EBITDA for such Fiscal Year, Transaction Costs actually paid in cash by the Parent and its Subsidiaries during such Fiscal Year, (viii) to the extent not subtracted in determining EBITDA for such Fiscal Year, cash actually paid by the Parent and its Subsidiaries during such Fiscal Year in respect of any loss, and (ix) additions (if any) to working capital (excluding cash and Cash Equivalent Investments) of the Parent and its Subsidiaries for such Fiscal Year (i.e., the increase (if any) in Current Assets minus Current Liabilities from the beginning to the end of such Fiscal Year).

      "Exemption Certificate" is defined in clause (f) of Section 4.6.

      "Existing Credit Agreement" is defined in the first recital.

      "Existing Lenders" is defined in the first recital.

      "Existing Letter of Credit" is defined in clause (b) of Section 2.1.5.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

      "Fee Letter" means the confidential fee letter, dated as of February 23, 2006, among the Borrower, Credit Suisse and Credit Suisse Securities (USA) LLC.

      "Filing Agent" is defined in Section 5.1.12.

      "Filing Statements" is defined in Section 5.1.12.

      "Financial Support Direction" means a financial support direction issued by the Pensions Regulator under Section 43 of the UK Pensions Act.

      "Fiscal Quarter" means a fiscal quarter of the Parent.

      "Fiscal Year" means a fiscal year of the Parent; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2005 Fiscal Year") refer to the Fiscal Year ending on or about December 31 of such calendar year.

      "Floor-Plan Financing Lines" means Indebtedness in the form of inventory financings or purchase money obligations used solely to fund working capital or the acquisition of the same or similar property; provided that such Indebtedness
(i) is provided by a Person that is not an Affiliate of the Borrower, (ii) is secured only by otherwise unencumbered retail inventory of the Borrower or any of its Subsidiaries, and fixtures, furniture and other household items attached to or inside such inventory, and the proceeds thereof, and (iii) constitutes Non-Recourse Debt.

      "Foreign Person" means any Person that is incorporated, organized or otherwise formed in or under the laws of any jurisdiction other than the United States, any State thereof or the District of Columbia.

      "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered from time to time by the Parent, the Borrower or any Subsidiary Guarantor pursuant to the terms of the

Pledge and Security Agreement, in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Collateral (as defined in the Pledge and Security Agreement).

      "Foreign Subsidiary" means any Subsidiary that is not a Domestic
Subsidiary.

      "Free Leased Property" is defined in Section 7.12.

      "FX Trading Office" means the Administrative Agent's foreign currency desk in New York, New York, or such other office or source of information as the Administrative Agent may designate with the consent of the Borrower.

      "GAAP" means, with respect to the interpretation of all accounting terms used herein and in each other Loan Document, the calculation of all accounting determinations and computations required to be made hereunder or thereunder (including under Section 8.4 and in respect of any defined terms used herein or in any other Loan Document), those U.S. generally accepted accounting principles applied in the preparation of the unaudited consolidated financial statements of the Parent for the Fiscal Quarter ending June 30, 2005, copies of which are required to be delivered pursuant to clause (a) of Section 5.1.7, as amended from time to time.

      "Government Account" means any Account the debtor of which is the United States or any department or instrumentality thereof.

      "Governmental Authority" means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank, the NAIC or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Guarantor" means the Parent, each Subsidiary Guarantor and each other party that has guaranteed the Obligations.

      "Guaranty" means each of the Subsidiary Guaranty and the guaranty entered into by the Parent under Article XI.

      "Hazardous Material" means

            (a) any "hazardous substance", as defined by CERCLA;

            (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

            (c) any petroleum product; or

            (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other Environmental Laws.

      "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, commodity price protection agreements, equity derivative agreements and all other agreements or arrangements designed to protect a Person against fluctuations in interest rates or, currency exchange rates, commodity prices or equity security prices or values.

      "herein", "hereof", "hereto", "hereunder" and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular section, paragraph or provision of such Loan Document.

      "Immaterial Subsidiary" means, as of any date of determination, (a) each Subsidiary of the Parent identified on Item 1.1(b) of the Disclosure Schedule and (b) each other such Subsidiary notified to the Lenders as being an "Immaterial Subsidiary" pursuant to a certificate executed by an Authorized Officer of the Parent certifying to each of the items set forth in the immediately succeeding proviso; provided that a Subsidiary shall not be an Immaterial Subsidiary if (i) its assets exceeded 2% of the consolidated assets of the Parent and its Subsidiaries as of the last day of the most recently completed Fiscal Quarter, (ii) its revenues exceeded 2% of the consolidated revenues of the Parent and its Subsidiaries for the most recently completed Fiscal Quarter, (iii) the assets of all Immaterial Subsidiaries exceeded 5% of the consolidated assets of the Parent and its Subsidiaries as of the last day of the most recently completed Fiscal Quarter or (iv) the aggregate revenue of all Immaterial Subsidiaries exceeded 5% of the consolidated revenues of the Parent and its Subsidiaries for the most recently completed Fiscal Quarter; provided further that, in the event all Subsidiaries otherwise designated as Immaterial Subsidiaries (other than the CDC Subsidiaries) by the Borrower should not be Immaterial Subsidiaries as a result of clause (iii) or (iv) of the immediately preceding proviso and the Borrower has not designated which Subsidiary (or Subsidiaries) should no longer constitute Immaterial Subsidiaries pursuant to the Compliance Certificate most recently delivered pursuant to clause (c) of
Section 7.1, the Administrative Agent may designate which Subsidiary (or Subsidiaries) no longer constitute Immaterial Subsidiaries. Notwithstanding any of the foregoing, the CDC Subsidiaries shall be Immaterial Subsidiaries at all times.

      "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification
(i) which is of a "going concern" or similar nature, (ii) which relates to the limited scope of examination of matters relevant to such financial statement (except, in the case of matters relating to any acquired business or assets, in respect of the period prior to the acquisition by such Obligor of such business or assets), (iii) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 8.4 or (iv) which is another material qualification or exception (other than a material qualification or exception that results directly from changes promulgated by the Financial Accounting Standards Board).

      "including" and "include" means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

      "Incremental Term Loan Assumption Agreement" means an Incremental Term Loan Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Incremental Term Loan Lenders.

      "Incremental Term Loan Commitment" means the commitment of any Lender, established pursuant to Section 2.2.2, to make Incremental Term Loans to the Borrower.

      "Incremental Term Loan Commitment Amount" means $100,000,000.

      "Incremental Term Loan Lender" means a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

      "Incremental Term Loan Maturity Date" means the final maturity date (which date shall not be prior to the Stated Maturity Date) of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

      "Incremental Term Loan Repayment Dates" means the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

      "Incremental Term Loans" means term loans made by one or more Lenders to a Borrower pursuant to Section 2.1.3B. Incremental Term Loans may be made in the form of additional Term Loans or, to the extent permitted by Section 2.2.2 and provided for in the relevant Incremental Term Loan Assumption Agreement, Other Term Loans.

      "Indebtedness" of any Person means, without duplication:

            (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

            (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

            (c) all Capitalized Lease Liabilities;

            (d) net Hedging Obligations of such Person;

            (e) whether or not so included as liabilities in accordance with GAAP, all obligations secured by any Lien on any property or assets owned or held by that Person regardless of whether the obligations secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person; provided, that the amount of any Indebtedness of others that constitutes Indebtedness of such Person solely by reason of this clause (e) shall, in the event that such Indebtedness is limited recourse to such property (without recourse to such Person), for purposes of this Agreement, be equal to the lesser of the amount of such obligation and the fair market value of the property or assets to which the Lien attaches, determined in good faith by such Person;

            (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 120 days or, if overdue for more than 120 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), including obligations of such Person ("Deferred Acquisition Obligations"), whether liquidated or unliquidated, fixed or contingent, arising from the acquisition of a business or a line of business (whether pursuant to an acquisition of Capital Securities, assets or otherwise) and payable to the seller or sellers thereof, including obligations in respect of deferred purchase price or "earn-outs" or other contingent payments (whether based on revenue or otherwise);

            (g) for purposes of Section 9.1.5 only, all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

            (h) obligations arising under Synthetic Leases;

            (i) Redeemable Capital Securities; and

            (j) all Contingent Liabilities of such Person in respect of any of the foregoing.

      The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such Person, except to the extent that such Person is not liable therefor (by contract, as a matter of law or otherwise). Notwithstanding any of the foregoing, Indebtedness shall not include
(i) Repurchase Obligations, (ii) operating lease obligations, (iii) short term notes evidencing earnest money deposits received in the ordinary course of business from purchasers of inventory of the Parent or any of its Subsidiaries,
(iv) any obligation in respect of minimum guaranteed commissions, rebates or other similar payments to such purchasers, minimum returns to such purchasers, or indemnification obligations owed to such purchasers, in each case pursuant to contracts to provide services to such purchasers entered into in the ordinary course of business, and (v) account credits to participants under any compensation plan entered into in the ordinary course of business.

      "Indemnified Liabilities" is defined in Section 12.4.

      "Indemnified Parties" is defined in Section 12.4.

      "Interest Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

            (a) EBITDA (for all such Fiscal Quarters)

      to

            (b) the portion of Interest Expense that is payable in cash by the Parent and its Subsidiaries for all such Fiscal Quarters; provided that, in the event the applicable four-Fiscal-Quarter period would include any period of time prior to the Closing Date, Interest Expense for the purposes of this clause (b) shall be determined on an Annualized Basis.

      "Interest Expense" means, for any applicable period, the aggregate consolidated interest expense of the Parent and its Subsidiaries for such applicable period, including, without duplication, the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense, including up-front and annual fees and expenses relating to Interest Expense, and the amortization of all deferred financing costs, minus (a) to the extent included in such consolidated interest expense, other non-cash charges and expenses and (b) interest income of the Parent and its Subsidiaries for such period.

      "Interest Period" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Sections 2.3 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three, six or, if available to all Lenders, nine or twelve months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Sections 2.3 or 2.4; provided that,

      (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than eight different dates (it being understood that there shall not be more than eight contracts in respect of LIBO Rate Loans in effect at any one time);

      (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

      (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

      "Investment" means, relative to any Person,

            (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person; and

            (b) any Capital Securities acquired by such Person in any other Person.

      The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

      "Investment Period" means, relative to any Synthetic Deposits earning a Participation Fee, the period beginning on (and including) the date on which such Synthetic Deposit is deposited or on the last day of the proceeding Investment Period and ending on (but excluding) the day which numerically corresponds to such date three months thereafter; provided, however, that (a) if any such Investment Period would otherwise end on a day which is not a Business Day, such Investment Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Investment Period shall end on the Business Day next preceding such numerically corresponding day) and (b) the first Investment Period after the Closing Date shall be comprised of the period beginning on (and including) the Closing Date and ending on December 31, 2005.

      "Investment Returns" is defined in Section 8.5.

      "ISP Rules" is defined in Section 12.9.

      "Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-2 hereto.

      "Issuers" means the Revolving Issuer and the Synthetic Issuer.

      "Leasehold Property" means all real property leased by any Obligor on the Amendment Effective Date identified as "Leasehold Mortgaged Property" in Item 5.2.10(d) of the Disclosure Schedule.

      "Lender Assignment Agreement" means an assignment agreement substantially in the form of Exhibit D hereto.

      "Lenders" is defined in the preamble and includes each Revolving Loan Lender, Term Loan Lender and Synthetic Lender and any Person that becomes one of them pursuant to Section 12.11.

      "Lender's Environmental Liability" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses reasonably incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, or asserted or awarded against, the Administrative Agent, the Syndication Agent, any Lender, the Issuers or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

            (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower's or any of its Subsidiaries' or any of their respective predecessors' properties;

            (b) any investigation, claim, litigation or proceeding related to personal injury arising from exposure or alleged exposure to Hazardous Materials handled by the Borrower or any of its Subsidiaries;

            (c) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 6.12;

            (d) any violation or claim of violation by the Borrower or any of its Subsidiaries of any Environmental Laws; or

            (e) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by the Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by the Borrower or any of its Subsidiaries.

      "Letter of Credit" means, as the context may require, a Revolving Letter of Credit and/or a Synthetic Letter of Credit.

      "Letter of Credit Outstandings" means, as the context may require, the Revolving Letter of Credit Outstandings and/or the Synthetic Letter of Credit Outstandings, in each case, after giving effect to the participation of the Lenders therein pursuant to Section 2.6.1.

      "Leverage Ratio" means, at the end of any Fiscal Quarter, the ratio of

            (a) Total Debt outstanding on the last day of such Fiscal Quarter to

            (b) EBITDA for the period of four consecutive Fiscal Quarters ended on such date.

      "LIBO Rate" means, with respect to any LIBO Rate Loans for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of the relevant Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in (a) in the case of Revolving Loans or US Term Loans, Dollars or (b) in the case of Sterling Term Loans, Pounds Sterling (in each case, as set forth by the Bloomberg Information Service or any successor thereto or any other service reasonably selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates), for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "LIBO Rate" shall be the interest rate per annum reasonably determined by the Administrative Agent to be the average of the rates per annum at which deposits in (a) in the case of Revolving Loans or US Term Loans, Dollars or (b) in the case of Sterling Term Loans, Pounds Sterling, are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

      "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the Adjusted LIBO Rate or the UK Adjusted LIBO Rate, as applicable.

      "LIBOR Office" means the office of a Lender designated as its "LIBOR Office" on Schedule II hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.

      "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

      "Lien Waiver and Consent" is defined in Section 7.12.

      "Liquidity" means, at any time, the sum of (a) unrestricted cash on hand of the Borrower and the Subsidiary Guarantors at such time, that is free of all Liens (other than Liens contemplated by clauses (a), (i), (l) and (solely with respect to Liens contemplated by such foregoing clauses) (o) of Section 8.3), plus (b) the aggregate amount of unused Revolving Commitments at such time.

      "Loan Documents" means, collectively, this Agreement, the Amendment Agreement, the Letters of Credit, the Notes, each Incremental Term Loan Assumption Agreement (if any), the Subsidiary Guaranty, the Pledge and Security Agreement, the UK Share Charge, each Mortgage, the Collateral Trust Agreement, the Engagement Letter, the Fee Letter, each other agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations, each Rate Protection Agreement and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

      "Loans" means, as the context may require, a Revolving Loan, a US Term Loan or a Sterling Term Loan of any type.

      "Material Adverse Effect" means a material adverse effect on (i) the business, assets, liabilities, operations, condition (financial or otherwise), operating results or prospects of the Parent and its Subsidiaries taken as a whole, (ii) the rights and remedies of any Secured Party under any Loan Document or (iii) the validity or enforceability of any Loan Document.

      "Moody's" means Moody's Investors Service, Inc.

      "Mortgage" means each mortgage, leasehold mortgage, deed of trust, leasehold deed of trust or other agreement, in any case in form and substance reasonably satisfactory to the

Administrative Agent, executed and delivered by any Obligor in favor of the Collateral Trustee for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), pursuant to the requirements of this Agreement, under which a Lien is granted on the real property, fixtures and/or the leasehold estate described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

      "Mortgage Amendment" means each first amendment to mortgage, first amendment to leasehold mortgage, first amendment to deed of trust, first amendment to leasehold deed of trust or other agreement, in any case in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by any Obligor in favor of the Collateral Trustee for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), pursuant to the requirements of this Agreement.

      "Mortgaged Property" means all real property owned by any Obligor on the Closing Date identified as "Mortgaged Property" in Item 5.1.11(b)(i) of the Disclosure Schedule.

      "NAIC" means the National Association of Insurance Commissioners.

      "Net Casualty Proceeds" means, with respect to any Casualty Event, the cash amount of any insurance proceeds (other than for business interruption) under any casualty insurance policy or condemnation awards received by the Parent or any of its Subsidiaries in connection therewith, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a Lien on the property which is the subject of such Casualty Event which Lien (i) is a Permitted Lien and (ii) has priority over the Liens securing the Obligations less amounts expended by the Parent or any of its Subsidiaries on legal, accounting and other professional fees, expenses and charges incurred in connection with collecting such insurance proceeds (including in connection with the adjustment or settlement of any such claims).

      "Net Debt Proceeds" means with respect to the incurrence, sale or issuance by the Parent or any of its Subsidiaries of any Indebtedness (other than any Indebtedness permitted by Section 8.2, as such Section may be amended or modified with the consent of the Required Lenders), the excess of:

            (a) the gross cash proceeds received by such Person from such incurrence, sale or issuance,

      over

            (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance.

      "Net Disposition Proceeds" means, with respect to any Disposition of any assets of the Parent or any of its Subsidiaries permitted pursuant to clause (e) or (f) of Section 8.10, the excess of

            (a) the gross cash proceeds received by such Person from any such Disposition and any cash payments when received in respect of promissory notes or other non-cash consideration delivered to such Person in respect thereof, over

            (b) the sum of (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such Disposition, (ii) all Taxes and other governmental costs and expenses actually paid or estimated by such Person (in good faith) to be payable in cash in connection with such Disposition, (iii) payments (including premiums or penalties) made by such Person to retire Indebtedness (other than the Credit Extensions) of such Person where payment of such Indebtedness is required in connection with such Disposition and (iv) reserves for purchase price adjustments and retained fixed liabilities that are payable by the Borrower or such Subsidiary in cash to the extent required under GAAP in connection with such Disposition;

      provided, however, that if, after the payment of all Taxes, purchase price adjustments and retained fixed liabilities with respect to such Disposition, the amount of estimated Taxes, purchase price adjustments, and retained fixed liabilities, if any, pursuant to clause (b)(ii) or (b)(iv) above exceeded the amount of Taxes, purchase price adjustments, and retained fixed liabilities amount actually paid in cash in respect of such Disposition, the aggregate amount of such excess shall, at such time, constitute Net Disposition Proceeds.

      "Net Equity Proceeds" means with respect to the sale or issuance by the Parent or any of its Subsidiaries to any Person of any Capital Securities thereof, or any warrants or options with respect to any such Capital Securities or the exercise of any such warrants or options after the Closing Date, the excess of:

            (a) the gross cash proceeds received by such Person from such sale, exercise or issuance,

      over

            (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance.

      Notwithstanding the foregoing, Net Equity Proceeds shall not include any such gross cash proceeds received from the Parent or any of its Subsidiaries or from any current or former directors, officers, employees or consultants of the Parent or any of its Subsidiaries.

      "Net Income" means, for any period, the aggregate of all amounts which would be included in determining net income from continuing operations on the consolidated financial statements of the Parent and its Subsidiaries for such period excluding, to the extent included in such calculation: (i) extraordinary gains and losses, (ii) gains and losses from Dispositions made pursuant to clause (d), (e) or (f) of Section 8.10, (iii) the income or loss of any Person in which the Parent or any of its Subsidiaries has an Investment (but such Person is not a Subsidiary), except (x) in the case of any such income, to the extent that any such income is actually received by the Parent or such Subsidiary in the form of dividends or similar distributions and (y) in the case of any such loss, to the extent funded or committed to be funded by the Parent or any of its Subsidiaries, and (iv) the income or loss of any Subsidiary of the Parent (that is not a Subsidiary Guarantor) to the extent (x) in the case of any such income, that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary and (y) in the case of loss, to the extent not funded or committed to be funded by the Parent or any of its Subsidiaries.

      "Non-Domestic Credit Party" means any Credit Party that is not a "United States person", as defined under Section 7701(a)(30) of the Code.

      "Non-Excluded Taxes" means any Taxes other than net income and franchise Taxes imposed with respect to any Credit Party by a Governmental Authority under the laws of which such Credit Party is organized or in which it maintains its applicable lending office.

      "Non-Recourse Debt" shall mean Indebtedness of any Person for which the principal legal recourse for collection of principal, premium, interest or any other obligation with respect to such Indebtedness is against the specific property identified in the instruments evidencing or securing such Indebtedness, which property was acquired with the proceeds of such Indebtedness or such Indebtedness was incurred within 180 days after the acquisition of such property, without any liability on the part of any such Person for any deficiency with respect to principal, premium, interest or any other obligation, and with respect to which Indebtedness no Obligor (A) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (B) is directly or indirectly liable as a guarantor or otherwise or (C) constitutes the lender; provided that Indebtedness that is otherwise Non-Recourse Debt shall not lose its character as Non-Recourse Debt because (i) the Parent guarantees such Indebtedness or (ii) there is recourse to the Borrower, any guarantor or any other Person for (a) environmental warranties and indemnities or (b) indemnities for and liabilities arising from fraud, misrepresentation, waste, mechanics' liens and misapplication or non-payment of rents, profits, insurance, condemnation proceeds and other sums actually received by the Borrower from secured assets to be paid to the lender of such Indebtedness.

      "Non-U.S. Lender" means any Lender that is not a "United States person", as defined under Section 7701(a)(30) of the Code.

      "Note" means, as the context may require, a Revolving Note, a US Term Note or a Sterling Term Note.

      "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of each Obligor arising under or in connection with a Loan Document, including Reimbursement Obligations and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 9.1.9, whether or not allowed in such proceeding) on the Loans and all Reimbursement Obligations.

      "Obligor" means, as the context may require, the Borrower, each Guarantor and each other Person (other than a Secured Party) that is a party to any Loan Document.

      "Offer to Purchase" means the Borrower's Offer to Purchase for Cash Any and All of its $88,430,000 Outstanding Principal Amount of 11 1/4% Senior Notes Due 2007 and Solicitation of Consents for Proposed Amendments to the Related Indenture, dated as of September 30, 2005.

      "Optional Redemption" is defined in clause (a) of Section 5.1.4.

      "Organic Document" means, relative to any Person, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, articles and memorandum of association and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Person's partnership interests, limited liability company interests or authorized shares of Capital Securities.

      "Original Real Property Lien" means each valid, perfected first priority lien, subject to Permitted Liens, created against each Mortgaged Property or Leasehold Property by each Mortgage.

      "Original Transaction" is defined in the first recital.

      "Original Transaction Costs" is defined in the first recital.

      "Other Taxes" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

      "Other Term Loans" is defined in clause (a) of Section 2.2.2.

      "Outstanding" means, with respect to any 2009 Note, such 2009 Note to the extent that it shall remain outstanding and amounts shall not have been set aside for the repurchase or retirement thereof, on terms and conditions reasonably satisfactory to the Administrative Agent.

      "Participant" is defined in clause (d) of Section 12.11.

      "Participation Fees" is defined in clause (b) of Section 3.2.1.

      "Patent Security Agreement" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit A to the Pledge and Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

      "PATRIOT Act" means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended or otherwise modified from time to time.

      "PATRIOT Act Disclosures" means all documentation and other information which the Administrative Agent or any Lender reasonably requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act.

      "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

      "Pension Plan" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Parent or any corporation, trade or business that is, along with the Parent, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

      "Pensions Regulator" means the body corporate called the Pensions Regulator established under Part I of the UK Pensions Act.

      "Percentage" means, as the context may require, any Lender's Revolving Loan Percentage, US Term Loan Percentage, Sterling Term Loan Percentage or Synthetic Deposit Percentage.

      "Permitted Acquisition" means a transaction satisfying the requirements of clause (b) of Section 8.9.

      "Permitted Foreign Acquisition" means an acquisition by the Parent or any of its Subsidiaries of all of the Capital Securities (by merger, consolidation, purchase or otherwise), or any division or all or substantially all of the assets, of any Foreign Person; provided that, in the case of any such acquisition made by any Obligor, the consideration paid for all such acquisitions (exclusive of the UK Acquisition) shall not exceed $30,000,000 in the aggregate during the term of this Agreement.

      "Permitted Lien" is defined in Section 8.3.

      "Permitted Receivables Transaction" means any transaction providing for the assignment of Government Accounts with customary limited recourse obligations for breach of seller representations and warranties that are standard in Accounts-sales transactions.

      "Permitted Refinancing" means, as to any Indebtedness (other than the Obligations), the incurrence of other Indebtedness (whether with the same or different lenders) to refinance such existing Indebtedness or the amendment, renewal or other modification of such existing Indebtedness; provided that, in the case of such other Indebtedness or modified Indebtedness, the following conditions are satisfied:

            (a) the weighted average life to maturity of such refinancing or modified Indebtedness shall be greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced or modified, and the first scheduled principal payment in respect of such refinancing or modified Indebtedness shall not be earlier than the first scheduled principal payment in respect of the Indebtedness being refinanced or modified;

            (b) the principal amount of such refinancing or modified Indebtedness shall be less than or equal to the principal amount then outstanding of the Indebtedness being refinanced or modified;

            (c) each obligor on the refinancing or modified Indebtedness shall have been an obligor on the Indebtedness being refinanced or modified;

            (d) the security, if any, for the refinancing or modified Indebtedness shall be the same as that for the Indebtedness being refinanced or modified (except to the extent that less security is granted to holders of the refinancing Indebtedness or modified Indebtedness); and

            (e) the refinancing or modified Indebtedness is subordinated to the Obligations to the same degree, if any, or to a greater degree as the Indebtedness being refinanced or modified.

      "Permitted Seller Debt" is defined in clause (k) of Section 8.2.

      "Person" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

      "Platform" is defined in clause (b) of Section 10.10.

      "Pledge and Security Agreement" means the Pledge and Security Agreement, dated as of the Closing Date, executed and delivered by an Authorized Officer of each Obligor, a conformed copy of which is attached hereto as Exhibit G hereto, together with any supplemental Foreign Pledge Agreements delivered from time to time pursuant to any Loan Document, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

      "Pounds Sterling", "Sterling" and the sign "(pound)" mean lawful money of the United Kingdom.

      "Proceeds Percentage" means, at any time of determination with respect to a mandatory prepayment or commitment reduction in respect of Excess Cash Flow pursuant to clause (d) of Section 3.1.1 or Net Equity Proceeds pursuant to clause (g) of Section 3.1.1, (i) if the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Parent to the Administrative Agent pursuant to clause (c) of Section 7.1.1 is greater than 2.25:1, 50%, (ii) if such Leverage Ratio is less than or equal to 2.25:1 but greater than 1.75:1, 25%, and (iii) if such Leverage Ratio is less than or equal to 1.75:1, 0%.

      "Projections" means, collectively, the Closing Date Projections and the Amendment Effective Date Projections.

      "Purchase Agreement" is defined in the second recital.

      "Quarterly Payment Date" means the last Business Day of March, June, September and December.

      "Rate Protection Agreement" means, collectively, any agreements with respect to Hedging Obligations entered into by the Borrower or any of its Subsidiaries under which the counterparty of such agreement is (or at the time such agreement was entered into, was) the Administrative Agent, a Lender or an Affiliate of a Lender or an Affiliate of the Administrative Agent.

      "Redeemable Capital Securities" means Capital Securities of the Parent that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) are or upon the happening of an event or passage of time would be required to be redeemed in whole or in part (except for consideration comprised of Capital Securities of the Parent which are not Redeemable Capital Securities) on or prior to the seven and one-half year anniversary of the Closing Date, (ii) are redeemable in whole or in part at the option of the holder thereof (except for consideration comprised of Capital Securities of the Parent which are not Redeemable Capital Securities) at any time prior to such date or (iii) are convertible into or exchangeable (in whole or in part) for Indebtedness of the Parent or any of its Subsidiaries at any time prior to such date.

      "Register" is defined in clause (b) of Section 2.7.

      "Reimbursement Obligation" means a Revolving Reimbursement Obligation and/or a Synthetic Reimbursement Obligation.

      "Release" means a "release", as such term is defined in CERCLA.

      "Replacement Lender" is defined in Section 4.11.

      "Repurchase Obligations" means obligations incurred pursuant to inventory repurchase agreements entered into in the ordinary course of the business of the Borrower and its Subsidiaries consistent with reasonable and customary industry practices in such business in connection with floor-plan financing arrangements provided by financial institutions to retailers; provided that in no event shall the terms of such obligations require the obligor thereof to make any cash payment in respect thereof until title to such inventory has been transferred to the Borrower or any such Subsidiary, as applicable.

      "Required Lenders" means, at any time, Lenders holding more than 50% of the Total Exposure Amount (it being understood that, for purposes of calculating such percentage, the Revolving Lenders holding the Revolving Reimbursement Obligations, and not the Revolving Issuer with respect thereto, shall be treated as holding the Revolving Letter of Credit Outstandings).

      "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

      "Restricted Payment" means (i) the declaration or payment of any dividend (other than dividends to be paid or in fact paid in Capital Securities of the Parent (other than Redeemable Capital Securities)) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Securities of the Parent or any of its Subsidiaries or any warrants or options to purchase any such Capital Securities, whether now or hereafter outstanding, or the making of any other payment or distribution (other than in Capital Securities (other than Redeemable Capital Securities) of the Parent) in respect thereof, either directly or indirectly, whether in cash or property, obligations of the Parent or any of its Subsidiaries or otherwise or (ii) (x) the making of any payment or prepayment of principal of, or premium or interest on, the 2009 Notes other than the stated, scheduled date for payment of interest set forth in the 2009 Notes Indenture,
(y) the redemption, retirement, purchase, defeasance or other acquisition of any 2009 Notes or (z) the making of any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes.

      "Revolving Issuer" means the Administrative Agent in its capacity as Issuer of Revolving Letters of Credit. At the request of the Administrative Agent and with the Borrower's consent (not to be unreasonably withheld), another Lender or an Affiliate of the Administrative Agent may issue one or more Revolving Letters of Credit hereunder.

      "Revolving Letter of Credit" is defined in Section 2.1.2.

      "Revolving Letter of Credit Commitment" means the Revolving Issuer's obligation to issue Letters of Credit pursuant to clause (a) of Section 2.1.2 and, with respect to each Revolving Loan Lender, such Lender's Revolving Letter of Credit Participation Obligation.

      "Revolving Letter of Credit Commitment Amount" means, on any date, a maximum amount of $30,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

      "Revolving Letter of Credit Participation Obligation" is defined in clause
(a) of Section 2.6.1.

      "Revolving Letter of Credit Outstandings" means, at any time of determination, the sum of (i) the aggregate Stated Amount of all issued and outstanding Revolving Letters of Credit plus (ii) all outstanding Revolving Reimbursement Obligations.

      "Revolving Loan" is defined in clause (a) of Section 2.1.1.

      "Revolving Loan Commitment" means, relative to any Lender, such Lender's obligation (if any) to make Revolving Loans pursuant to clause (a) of Section 2.1.1.

      "Revolving Loan Commitment Amount" means, on any date, $40,000,000 as such amount may be reduced from time to time pursuant to Section 2.2.

      "Revolving Loan Commitment Termination Date" means the earliest of

            (a) Revolving Loan Maturity Date;

            (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

            (c) the date on which any Commitment Termination Event occurs.

      Upon the occurrence of any event described above, the Revolving Loan Commitments shall terminate automatically and without any further action.

      "Revolving Loan Exposure" means, as of any date of determination, (i) prior to the termination of the Revolving Loan Commitments, the aggregate amount of all Revolving Loan Commitments; and (ii) after the termination of the Revolving Commitments, the sum of (a) the aggregate outstanding principal amount of all Revolving Loans and (b) all Revolving Letter of Credit Outstandings.

      "Revolving Loan Lender" is defined in clause (a) of Section 2.1.1.

      "Revolving Loan Maturity Date" means (i) if, as of February 3, 2009, more than $25,000,000 in aggregate principal amount of the 2009 Notes is Outstanding, February 3, 2009 and (ii) otherwise, October 31, 2010.

      "Revolving Loan Percentage" means, relative to any Revolving Loan Lender, the applicable percentage relating to Revolving Loans set forth opposite its name on Schedule II hereto under the Revolving Loan Commitment column or set forth in a Lender Assignment Agreement under the Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 12.11. A Lender shall not have any Revolving Loan Commitment if its percentage under the Revolving Loan Commitment column is zero.

      "Revolving Note" means a promissory note of the Borrower payable to any Revolving Loan Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Revolving Loan Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Revolving Reimbursement Obligation" is defined in Section 2.6.3.

      "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

      "SEC" means the United States Securities and Exchange Commission.

      "Secured Parties" means, collectively, the Lenders, the Issuers, the Administrative Agent, each counterparty to a Rate Protection Agreement and each of their respective successors, transferees and assigns.

      "Solvent" means, with respect to any Person on a particular date, that, on such date, without giving effect to intercompany balances between Obligors (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to incur debts or liabilities beyond the ability of such Person to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and such Person is not about to engage in business or a transaction, for which the property of such Person would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

      "Spot Rate" for a currency means the rate quoted (expressed as a decimal, rounded to the fourth decimal place) to the Administrative Agent as the spot rate for the purchase of such currency with another currency through the FX Trading Office at approximately 10:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange settlement is made.

      "Stated Amount" means, on any date and with respect to any Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

      "Stated Expiry Date" means, with respect to any Letter of Credit, its date of expiration.

      "Stated Maturity Date" means

            (a) with respect to all US Term Loans, the US Term Loan Maturity
      Date;

            (b) with respect to all Sterling Term Loans, the Sterling Term Loan Maturity Date;

            (c) with respect to all Revolving Loans, the Revolving Loan Maturity Date; and

            (d) with respect to all Synthetic Deposits, the Synthetic Facility Maturity Date.

      "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number of one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBO Rate

Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

      "Sterling Term Loan" is defined in Section 2.1.3A.

      "Sterling Term Loan Commitment" means, relative to any Sterling Term Loan Lender, such Lender's obligation to make Sterling Term Loans pursuant to Section 2.1.4.

      "Sterling Term Loan Commitment Amount" means (pound)45,000,000.

      "Sterling Term Loan Lender" is defined in Section 2.1.3A.


      "Sterling Term Loan Maturity Date" means (a) if, as of February 3, 2009, more than $25,000,000 in aggregate principal amount of the 2009 Notes is Outstanding, February 3, 2009 and (b) otherwise, October 31, 2012.

      "Sterling Term Loan Percentage" means, relative to any Lender, the applicable percentage relating to Sterling Term Loans set forth opposite its name on Schedule II hereto under the Sterling Term Loan Amount column or set forth in a Lender Assignment Agreement under the Sterling Term Loan Amount column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 12.11.

      "Sterling Term Note" means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Sterling Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity ("Other Person") of which more than 50% of the Voting Securities of such Other Person (irrespective of whether at the time Capital Securities of any other class or classes of such Other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

      "Subsidiary Guarantor" means each Subsidiary that has executed and delivered the Subsidiary Guaranty to the Administrative Agent.

      "Subsidiary Guaranty" means the Subsidiary Guaranty, dated as of the Closing Date, executed and delivered by each Subsidiary Guarantor pursuant to the terms of the Existing Credit Agreement, a conformed copy of which is attached as Exhibit F hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

      "Survey" shall mean a survey of any Mortgaged Property, Consent Required Leased Property or Free Leased Property (and all improvements thereon) (a) prepared by a surveyor or engineer licensed to perform surveys in the state where such Mortgaged Property, Consent Required Leased Property or Free Leased Property is located, (b) dated (or redated) not earlier than six months prior to the date of delivery thereof unless there shall have occurred within six months prior to such date of delivery any exterior construction on the site of such Mortgaged Property, Consent Required Leased Property or Free Leased Property, in which event such survey shall be dated (or redated) after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery, (c) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent and the title company issuing the Title Policy specified in Section 5.1.11 of this Agreement, (d) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey and (e) sufficient for the company issuing a Title Policy to remove all standard survey exceptions from the title insurance policy (or commitment) relating to such Mortgaged Property, Consent Required Leased Property or Free Leased Property and issue the endorsements of the type required by clause
(b)(vii) of Section 5.1.11 or such other survey as is in form and substance reasonably acceptable to the Administrative Agent. Notwithstanding the foregoing, the Surveys delivered with respect to Mortgaged Properties set forth in Item 5.1.11(b)(ii) of the Disclosure Schedule need not satisfy the requirements of clauses (a) through (d) above so long as the surveys delivered for such Mortgaged Properties shall be sufficient for the company issuing a Title Policy to remove all standard survey exceptions from the title insurance policy (or commitment) relating to such Mortgaged Property, Consent Required Leased Property or Free Leased Property and issue the endorsements of the type required by clause (b)(vii) of Section 5.1.11.

      "Synthetic Account Balance" means, at any time, the amount on deposit in the Synthetic Deposit Account excluding any interest accrued thereon and deposited or credited therein.

      "Syndication Agent" shall mean Credit Suisse, Cayman Islands Branch and includes each other Person appointed as the successor Syndication Agent pursuant to Section 10.4.

      "Synthetic Deposit" is defined in clause (b) of Section 2.1.4.

      "Synthetic Deposit Account" means the account established by the Administrative Agent or an Affiliate thereof at Credit Suisse with the title "Synthetic Lenders (Champion Home Builders) Credit-Linked Deposit Account" pursuant to clause (a) of Section 2.1.4.

      "Synthetic Deposit Amount" means, with respect to any Synthetic Lender as of any date, an amount equal to the product of (a) such Lender's Synthetic Deposit Percentage as of such date multiplied by (b) the Synthetic Facility Available Amount as of such date.

      "Synthetic Deposit Sub-Account" is defined in clause (a) of Section 2.1.4.

      "Synthetic Deposit Percentage" means, relative to any Lender, the applicable percentage relating to Synthetic Deposits set forth opposite its name on Schedule II hereto under the Synthetic Deposit column or set forth in a Lender Assignment Agreement under the Synthetic

Deposit column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its assignee Lender and delivered pursuant to Section 12.11.

      "Synthetic Deposit Return" is defined in clause (d) of Section 2.1.4.

      "Synthetic Facility Available Amount" means, as of any date, (i) $60,000,000 minus (ii) the aggregate amount of Disbursements reimbursed by the Borrower during the 91-day period immediately preceding such date; provided that reimbursements of Disbursements under Letters of Credit supporting industrial revenue bonds permitted hereunder shall not reduce the Synthetic Facility Available Amount, solely to the extent that such Disbursements are in respect of scheduled interest payments under such bonds.

      "Synthetic Facility Maturity Date" means (i) if, as of February 3, 2009, more than $25,000,000 in aggregate principal amount of the 2009 Notes is Outstanding, February 3, 2009 and (ii) otherwise, October 31, 2012.

      "Synthetic Issuer" means Credit Suisse in its capacity as issuer of the Synthetic Letters of Credit, or another Lender acting in such capacity at the request of Credit Suisse and with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), in either case together with its permitted successors and assigns in such capacity.

      "Synthetic Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

      "Synthetic Lender" means, as of any time of determination, any Lender which has a Synthetic Deposit Percentage pursuant to Schedule II hereto or pursuant to a Lender Assignment Agreement which, in either case, is greater than 0%.

      "Synthetic Letter of Credit" is defined in clause (a) of Section 2.1.5.

      "Synthetic Letter of Credit Commitment" means the Synthetic Issuer's obligation to issue Synthetic Letters of Credit pursuant to Section 2.1.5 and, with respect to each Synthetic Lender, such Lender's Synthetic Letter of Credit Participation Obligation.

      "Synthetic Letter of Credit Outstandings" means, at any time of determination, the sum of (i) the aggregate Stated Amount of all issued and outstanding Synthetic Letters of Credit plus (ii) all outstanding Synthetic Reimbursement Obligations.

      "Synthetic Letter of Credit Participation Obligation" is defined in clause
(b) of Section 2.6.1.

      "Synthetic Reimbursement Obligation" is defined in Section 2.6.3.

      "Target" is defined in the second recital.

      "Taxes" means any and all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

      "Term Loan" means, as the context may require, any US Term Loan, Sterling Term Loan or, if applicable, Incremental Term Loan.

      "Term Loan Commitment" means, as the context may require, the US Term Loan Commitment, the Sterling Term Loan Commitment or, if applicable, the Incremental Term Loan Commitment.

      "Term Loan Lender" means, as the context may require, any US Term Loan Lender, Sterling Term Loan Lender or, if applicable, Incremental Term Loan Lender.

      "Termination Date" means the date on which all Obligations have been paid in full (other than indemnity obligations not yet due and payable) in cash, the Synthetic Lenders have received the full amount of their Synthetic Deposits, all Letters of Credit have been terminated, expired or Cash Collateralized and all Commitments shall have terminated.

      "Terrorism Laws" means any of the following (a) Executive Order 13224 issued by the President of the United States, (b) the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), (c) the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), (d) the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), (e) the PATRIOT Act, (f) all other present and future legal requirements of any Governmental Authority addressing, relating to, or attempting to eliminate, terrorist acts and acts of war and (g) any regulations promulgated pursuant thereto or pursuant to any legal requirements of any Governmental Authority governing terrorist acts and acts of war.

      "Title Policy" is defined in clause (b)(iii) of Section 5.1.11.

      "Title Policy Date Down" is defined in clause (d)(iii) of Section 5.2.10.

      "Total Debt" means, without duplication and on any date, the outstanding principal amount of all Indebtedness of the Parent and its Subsidiaries (other than the CDC Subsidiaries) reported on the consolidated balance sheet of the Parent and its Subsidiaries in accordance with GAAP (other than (i) all obligations relative to the undrawn amount of letters of credit, (ii) Indebtedness described in clause (d) of the definition of Indebtedness and (iii) Deferred Acquisition Obligations (A) that have not been liquidated or (B) to the extent such obligations may, in accordance with their terms, be satisfied at the sole option of the obligor thereof at any time regardless of the occurrence of any event by the delivery of Capital Securities (other than Redeemable Capital Securities) of the Parent).

      "Total Exposure Amount" means, on any date of determination, the sum of
(i) the outstanding principal amount of all Term Loans, plus (ii) the Revolving Loan Exposure plus (iii) the aggregate amount of all Synthetic Deposits.

      "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit C to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

      "Transaction Costs" means, collectively, the Original Transaction Costs and the UK Acquisition Transaction Costs.

      "Transactions" means, collectively, the Original Transaction and the UK Transaction.

      "Travelers" means The St. Paul Travelers Companies, Inc.

      "Travelers Deposit" means the cash deposit in the amount of $6,500,000 securing a portion of the Borrower's obligation to reimburse Travelers for the deductible portion of payments made under insurance policies provided by Travelers to the Borrower.

      "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

      "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, UCC means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

      "UK Acquisition" is defined in the second recital.

      "UK Adjusted LIBO Rate" means, with respect to any Sterling Term Loan for any Interest Period, an interest rate per annum equal to (a) the LIBO Rate for such Interest Period plus (b) UK Mandatory Costs, if any.

      "UK Intercompany Loan" is defined in clause (c) of Section 5.2.4.

      "UK Intercompany Note" is defined in clause (c) of Section 5.2.4.

      "UK Intercompany Note Share Charge" is defined in clause (a) of Section 5.2.4.

      "UK Mandatory Cost" means, with respect to Sterling Term Loans, the percentage rate per annum calculated by the Administrative Agent as set forth on
Schedule IV.

      "UK Pensions Act" means the Pensions Act 2004, as amended from time to time and in effect in the United Kingdom.

      "UK Share Charge" means the share charge with respect to 65% of the Capital Securities of the UK Subsidiary, dated as of the Amendment Effective Date, executed and delivered by an

Authorized Officer of the Borrower, substantially in the form of Exhibit K hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

      "UK Subsidiary" is defined in the second recital.

      "UK Transaction Costs" is defined in the second recital.

      "UK Transaction Documents" means, collectively, the Purchase Agreement, the UK Intercompany Note, the UK Intercompany Note Share Charge and all other agreements furnished pursuant to or in connection with the UK Transaction (other than the Loan Documents), in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 8.11.

      "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

      "US Term Loan" is defined in Section 2.1.3.

      "US Term Loan Commitment" means, relative to any US Term Loan Lender, such Lender's obligation to make US Term Loans pursuant to Section 2.1.3.

      "US Term Loan Commitment Amount" means $100,000,000.

      "US Term Loan Lender" is defined in Section 2.1.3.

      "US Term Loan Maturity Date" means (a) if, as of February 3, 2009, more than $25,000,000 in aggregate principal amount of the 2009 Notes is Outstanding, February 3, 2009 and (b) otherwise, October 31, 2012.

      "US Term Loan Percentage" means, relative to any Lender, the applicable percentage relating to US Term Loans set forth opposite its name on Schedule II hereto under the US Term Loan Amount column or set forth in a Lender Assignment Agreement under the US Term Loan Amount column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 12.11.

      "US Term Note" means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding US Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Voting Securities" means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote (that is, not contingent on the happening of any event) for the election of directors, managers or other voting members of the governing body of such Person.

      "Welfare Plan" means a "welfare plan", as such term is defined in Section 3(1) of ERISA.

      "wholly owned Subsidiary" refers to any Subsidiary all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by the Parent.

      SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule, and each notice and other communication delivered from time to time in connection with any Loan Document.

      SECTION 1.3. Cross-References. Unless otherwise specified, references in a Loan Document to any Schedule, Article or Section are references to such Schedule, Article or Section of such Loan Document, and references in any Schedule, Article, Section or definition to any clause are references to such clause of such Schedule, Article, Section or definition.

      SECTION 1.4. Accounting and Financial Determinations; Time. (a) Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 8.4 and the definitions used in such calculations) shall be made, in accordance with GAAP. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Parent and its Subsidiaries, in each case without duplication.

      (b) For purposes of computing the Leverage Ratio and the Interest Coverage Ratio, such ratios (and any financial calculations or components required to be made or included therein) shall be determined, with respect to the relevant period, after giving pro forma effect to each Permitted Acquisition and Disposition of a Person, business or asset consummated during such period, together with all transactions relating thereto consummated during such period (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such Permitted Acquisition, Disposition and related transactions had been consummated on the first day of such period, in each case
(i) based on historical results accounted for in accordance with GAAP and (ii) prepared in a manner consistent with Regulation S-X under the Securities Act of 1933 (as amended) and, with respect to all calculations made in clauses (i) and
(ii), to the extent applicable, based upon reasonable assumptions that are specified in reasonable detail in the relevant Compliance Certificate or other certificate furnished to the Administrative Agent or Lender in connection with the terms of this Agreement; provided that, in preparing the calculations contemplated by the foregoing provisions of this clause (b), synergies generated by any such Permitted Acquisition, Disposition and related transactions may be taken into account if (i) the Administrative Agent has given its written approval thereof and (ii) such Compliance Certificate or other certificate includes a certification as to the Parent's good faith belief that such synergies will be achieved.

      (c) If the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VII or VIII or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant

(or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VII or VIII or any related definition for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders. In the event of any such notification from the Borrower or the Administrative Agent and until such notice is withdrawn or such covenant is so amended, the Borrower will furnish to each Lender and the Administrative Agent, in addition to the financial statements required to be furnished pursuant to Section 7.1 (the "Current GAAP Financials"), (i) the financial statements described in such Section based upon GAAP as in effect at the time such covenant was agreed to (the "Prior GAAP Financials") and (ii) a reconciliation between the Prior GAAP Financials and the Current GAAP Financials.

(d) Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York, New York time.

                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

      SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement, the Lenders and the Issuers severally agree to make Credit Extensions as set forth below.

      SECTION 2.1.1. Revolving Loan Commitment. From time to time on any Business Day occurring after the Closing Date but prior to the Revolving Loan Commitment Termination Date,

            (a) each Lender that has a Revolving Loan Commitment (referred to as a "Revolving Loan Lender"), agrees that it will make loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's Revolving Loan Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day; and

            (b) on the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans. No Revolving Loan Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans of such Revolving Loan Lender, together with such Lender's Revolving Loan Percentage of the aggregate amount of all Revolving Letter of Credit Outstandings, would exceed such Lender's Revolving Loan Percentage of the then existing Revolving Loan Commitment Amount.

      SECTION 2.1.2. Revolving Letters of Credit. From time to time on any Business Day occurring from the Closing Date but thirty days prior to the Revolving Loan Maturity Date, each Issuer agrees that it will, to the extent requested by the Borrower,

            (a) issue one or more letters of credit (relative to such Issuer, its "Revolving Letter of Credit") for the account of the Borrower or any Subsidiary Guarantor in the Stated Amount requested by the Borrower on such day; or

            (b) extend the Stated Expiry Date of an existing Revolving Letter of Credit previously issued hereunder.

      The Stated Expiry Date of each Revolving Letter of Credit shall be no later than the earlier to occur of (i) five Business Days before the Revolving Loan Commitment Termination Date and (ii) one year from the date of such issuance or extension. Any Revolving Letter of Credit may provide for automatic renewal thereof for additional periods of up to 12 months so long as no Revolving Letter of Credit will, in any event, have a Stated Expiry Date that is later than five Business Days before the Revolving Loan Commitment Termination Date. No Issuer shall be permitted or required to issue any Revolving Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Revolving Letter of Credit Outstandings would exceed the Revolving Letter of Credit Commitment Amount or (ii) the sum of the aggregate amount of all Revolving Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans then outstanding would exceed the Revolving Loan Commitment Amount.

      SECTION 2.1.3. US Term Loan Commitment. In a single Borrowing (which shall be a Business Day) occurring on the Closing Date, each Lender that has a US Term Loan Commitment (referred to as a "US Term Loan Lender") agrees that it will make loans (relative to such Lender, its "US Term Loans") to the Borrower equal to such Lender's US Term Loan Percentage of the aggregate amount of the Borrowing of US Term Loans requested by the Borrower to be made on such day. No amounts paid or prepaid with respect to US Term Loans may be reborrowed.

      SECTION 2.1.3A. Sterling Term Loan Commitment. In a single Borrowing (which shall be on a Business Day) occurring on the Amendment Effective Date, each Lender that has a Sterling Term Loan Commitment (referred to as a "Sterling Term Loan Lender") agrees that it will make loans (relative to such Lender, its "Sterling Term Loans") to the Borrower equal to such Lender's Sterling Term Loan Percentage of the aggregate amount of the Borrowing of Sterling Term Loans requested by the Borrower to be made on such day. No amounts paid or prepaid with respect to Sterling Term Loans may be reborrowed.

      SECTION 2.1.3B. Incremental Term Loan Commitment. Each Lender having an Incremental Term Loan Commitment hereby agrees, severally and not jointly, on the terms and subject to the conditions set forth herein and in the applicable Incremental Term Loan Assumption Agreement and in reliance on the representations and warranties set forth herein and in the other Loan Documents, to make Incremental Term Loans to the Borrower, as specified in the applicable Incremental Term Loan Assumption Agreement, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

      SECTION 2.1.4. Synthetic Deposit Account. (a) On or prior to the Closing Date, the Administrative Agent shall establish the Synthetic Deposit Account. The Administrative Agent shall maintain records enabling it to determine at any time the amount of the interest of each Synthetic Lender in the Synthetic Deposit Account (the interest of each Synthetic Lender in the Synthetic Deposit Account, as evidenced by such records, being referred to as such Lender's "Synthetic Deposit Sub-Account"). The Administrative Agent shall establish such additional Synthetic Deposit Sub-Accounts for assignee Lenders as shall be required pursuant to

Section 12.11. No Person (other than the Administrative Agent or any of its sub-agents) shall have the right to make any withdrawals from the Synthetic Deposit Account or exercise any other right or power with respect thereto, except as expressly provided herein. Without limiting the generality of the foregoing, each party hereto acknowledges and agrees that no amount on deposit at any time in the Synthetic Deposit Account (i) shall be the property of any Secured Party (other than the Administrative Agent for the benefit of the Synthetic Issuer) and (ii) shall constitute "collateral" under the Loan Documents other than in favor of the Synthetic Issuer in respect of Synthetic Letter of Credit Participation Obligations. In addition, each Synthetic Lender hereby grants to the Administrative Agent for the benefit of the Synthetic Issuer a security interest in its rights and interests in such Synthetic Lender's Synthetic Deposit to secure the obligations of such Synthetic Lender hereunder. Each Synthetic Lender agrees that its right, title and interest with respect to the Synthetic Deposit Account shall be limited to the right to require amounts in its Synthetic Deposit Sub-Account to be used as expressly set forth herein and that it will have no right to require the return of its Synthetic Deposit other than as expressly provided herein (each Synthetic Lender hereby acknowledging that its Synthetic Deposit constitutes payment for its Synthetic Letter of Credit Participation Obligations and that the Synthetic Issuer will be issuing, amending, renewing and extending Synthetic Letters of Credit in reliance on the availability of such Lender's Synthetic Deposit to discharge such Lender's obligations in accordance with clause (c) of this
Section 2.1.4 and Section 2.6.3). The funding of the Synthetic Deposits and the agreements with respect thereto set forth in this Agreement constitute arrangements solely among the Administrative Agent, the Synthetic Issuer and the Synthetic Lenders with respect to the funding and reimbursement obligations of the Synthetic Lenders under this Agreement, and do not constitute loans, extensions of credit or other financial accommodations to any Obligor.

      (b) On the Closing Date, each Synthetic Lender shall deposit in the Synthetic Deposit Account an amount in Dollars equal to such Lender's Synthetic Deposit Amount (each amount so deposited, such Lender's "Synthetic Deposit").

      (c) Each Synthetic Lender irrevocably and unconditionally agrees that its Synthetic Deposit in the Synthetic Deposit Account shall be withdrawn and distributed as follows:

            (i) In the event the Borrower does not reimburse the Synthetic Letter of Credit Issuer pursuant to Section 2.6.2, the Administrative Agent shall withdraw from the Synthetic Deposit Account the amount of such unreimbursed Disbursement (and debit the Synthetic Deposit Sub-Account of each Synthetic Lender in the amount of such Synthetic Lender's Synthetic Deposit Percentage of such unreimbursed Disbursement) and make such amount available to the Synthetic Issuer and the Synthetic Facility Available Amount shall be reduced by such amount.

            (ii) In the event the Borrower voluntarily decides to permanently reduce the Synthetic Facility Available Amount, the Administrative Agent will withdraw from the Synthetic Deposit Account an amount equal to such reduction, and pay to each Synthetic Lender an amount equal to the product of (A) such Lender's Synthetic Deposit Percentage multiplied by (B) the aggregate amount of such reduction. In no event shall the Synthetic Facility Available Amount be reduced to an amount that is less than the aggregate amount of the Synthetic Letter of Credit Outstandings.

            (iii) Concurrently with the effectiveness of any assignment by any Synthetic Lender of all or any portion of its Synthetic Deposit, the corresponding portion of the assignor's Synthetic Deposit Sub-Account shall be transferred from the assignor's Synthetic Deposit Sub-Account to the assignee's Synthetic Deposit Sub-Account in accordance with Section
      12.11 and, if required by Section 12.11, the Administrative Agent shall close such assignor's Synthetic Deposit Sub-Account.

            (iv) Upon the occurrence of the Termination Date (other than the return of the portion of the Synthetic Deposit of each Synthetic Lender on deposit in the Synthetic Deposit Account), in the event that all Synthetic Letters of Credit have been returned, replaced, cancelled or Cash Collateralized (including with Synthetic Deposits), all amounts remaining in the Synthetic Deposit Account shall be returned to the Synthetic Lenders based on such Synthetic Lender's Synthetic Deposit Percentage.

      (d) On each day on which Participation Fees are required to be paid with respect to all or any portion of the Synthetic Deposits pursuant to clause (b) of Section 3.2.1, the Administrative Agent shall pay to each Synthetic Lender an amount (the "Synthetic Deposit Return") equal to (i) the Base Return for the relevant Investment Period less an amount equal to 0.10% per annum on such Synthetic Deposits multiplied by (ii) such Synthetic Lender's Synthetic Deposit Percentage. Any amounts earned and received with respect to Synthetic Deposits during any applicable Investment Period in excess of the Base Return shall be for the account of the Administrative Agent. No Person other than the Administrative Agent shall have any obligation under or in respect of this clause.

      (e) Notwithstanding anything to the contrary in this Agreement, the Borrower shall not be liable for any losses due to (i) the misappropriation of any Base Return or Synthetic Deposit or (ii) the failure of the Administrative Agent to pay the Synthetic Deposit Return to any Synthetic Lender (it being understood and agreed for greater certainty that this clause shall not limit any obligation of the Borrower hereunder to pay any Participation Fee). Neither the Administrative Agent, the Synthetic Issuer nor any other Person guarantees any rate of return on the investment of any Synthetic Deposit held in the Synthetic Deposit Account.

      (f) Notwithstanding any other provision of this Agreement, no Synthetic Letter of Credit shall be issued nor any Stated Amount of any Synthetic Letter of Credit increased, if, after giving effect thereto, the Synthetic Letter of Credit Outstandings would exceed the Synthetic Account Balance.

      (g) If the Synthetic Issuer is enjoined from taking any action referred to in clause (c) of this Section 2.1.4, or if the Synthetic Issuer reasonably determines that, by operation of law, it may reasonably be precluded from taking any such action, or if any Obligor or Synthetic Lender challenges in any legal proceeding any of the acknowledgements, agreements or characterizations set forth in any of clause (a) of this Section 2.1.4, then, in any such case (and so long as such event or condition shall be continuing), and notwithstanding anything contained herein to the contrary, the Synthetic Issuer shall not be required to issue, renew or extend any Synthetic Letter of Credit.

      (h) In the event any payment of a Synthetic Reimbursement Obligation shall be required to be refunded by the Synthetic Issuer to the Borrower after the return of the Synthetic Deposits to the Synthetic Lenders as permitted hereunder, each Synthetic Lender agrees to acquire and fund a participation in such refunded amount equal to the lesser of its Synthetic Deposit Percentage thereof and the amount of its Synthetic Deposit that shall have been so returned.

      SECTION 2.1.5. Synthetic Letters of Credit. (a) From time to time on any Business Day occurring from the Closing Date but thirty days prior to the Synthetic Facility Maturity Date, the Synthetic Letter of Credit Issuer agrees that it will, to the extent requested by the Borrower,

            (i) issue one or more letters of credit (its "Synthetic Letter of Credit") for the account of the Borrower or any Subsidiary Guarantor in the Stated Amount requested by the Borrower on such day; or

            (ii) extend the Stated Expiry Date of an existing Synthetic Letter of Credit previously issued hereunder.

      The Stated Expiry Date of each Synthetic Letter of Credit shall be no later than the earlier to occur of (x) five Business Days before the Synthetic Facility Maturity Date and (y) one year from the date of such issuance or extension. Any Synthetic Letter of Credit may provide for automatic renewal thereof for additional periods of up to 12 months so long as no Synthetic Letter of Credit will, in any event, have a Stated Expiry Date that is later than five Business Days before the Synthetic Facility Maturity Date. The Synthetic Letter of Credit Issuer shall not be permitted or required to issue any Synthetic Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Synthetic Letter of Credit Outstandings would exceed the Synthetic Facility Available Amount or (ii) the sum of the aggregate amount of all Synthetic Letter of Credit Outstandings would exceed the amount on deposit in the Synthetic Deposit Account.

      (b) Schedule III contains a description of certain letters of credit and issued for the account of the Borrower and/or one or more of its Subsidiaries and outstanding on the Closing Date. Each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms thereof and hereof, an "Existing Letter of Credit") shall constitute a "Synthetic Letter of Credit" for all purposes of this Agreement, issued, for purposes of clause (a) of Section 2.6, on the Closing Date. In addition, on any date after the Closing Date on which any financial institution or other Person becomes a Lender hereunder, with the consent of the Borrower, the Administrative Agent and such Lender, any letters of credit issued by such Lender for the account of the Borrower and/or one or more of its Subsidiaries may be designated as Existing Letters of Credit (so long as such letters of credit satisfy the requirements of Section 2.6 at such time), and if any such letters of credit are so designated, Schedule III shall be deemed amended to include same and same shall constitute "Synthetic Letters of Credit" for all purposes of this Agreement, issued, for purposes of clause (a) of Section 2.6, on the date of such designation. Any Lender hereunder to the extent it has issued an Existing Letter of Credit that is to remain outstanding on the Closing Date shall constitute a "Synthetic Issuer" for all purposes of this Agreement.

      SECTION 2.2. Reduction of the Commitment Amounts. The Commitment Amounts are subject to reduction from time to time pursuant to this Section.

      SECTION 2.2.1. Optional Reductions. The Borrower may, from time to time on any Business Day occurring on and after the Closing Date, voluntarily reduce the amount of any Commitment Amount on the Business Day so specified by the Borrower; provided, however, that all such reductions shall require at least three Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000. Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the Revolving Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Revolving Letter of Credit Commitment Amount to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced.

      SECTION 2.2.2. Increase in Term Loan Commitments. (a) The US Term Loan Commitment Amount and the Sterling Term Loan Commitment Amount are subject to increase from time to time pursuant to this Section. The Borrower may, by written notice to the Administrative Agent (an "Incremental Request"), request Incremental Term Loan Commitments, denominated in Dollars and/or Pounds Sterling; provided that the Dollar Equivalent (determined, in each case, as of the date of the making of the related Incremental Term Loans) of the aggregate amount of such Incremental Term Loan Commitments does not exceed the Incremental Term Loan Commitment Amount. Upon receipt of an Incremental Request for Incremental Term Loan Commitments denominated in Dollars, the Administrative Agent shall deliver a copy thereof to each US Term Loan Lender. Upon receipt of an Incremental Request for Incremental Term Loan Commitments denominated in Pounds Sterling, the Administrative Agent shall deliver a copy thereof to each Sterling Term Loan Lender. The Incremental Request shall (i) set forth the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $1,000,000 or (pound)1,000,000, as applicable, and a minimum amount of $20,000,000 or (pound)10,000,000, as applicable, or equal to the remaining Incremental Term Loan Commitment Amount), (ii) set forth the date on which such Incremental Term Loan Commitments are requested to become effective (which shall not be less than 15 Business Days nor more than 60 days after the date of such notice), (iii) offer each existing US Term Loan Lender or Sterling Term Loan Lender, as the case may be, the opportunity to make such Incremental Term Loan Commitment in an amount equal to its applicable Percentage of the requested Incremental Term Loan Commitment and (iv) set forth whether such Incremental Term Loan Commitments are to be commitments to make term loans under (and subject to the terms of) this Agreement, but with a different final maturity date, average life to maturity or yield from that of the US Term Loans or Sterling Term Loans, as applicable (any such term loans, the "Other Term Loans"). Each US Term Loan Lender or Sterling Term Loan Lender, as applicable, shall give notice to the Borrower and the Administrative Agent not more than 10 days after receipt from the Administrative Agent of a copy of an Incremental Request that it either agrees to make such Incremental Term Loan Commitment by all or a portion of the offered amount or is declining to make such Incremental Term Loan Commitment (and any applicable Lender that does not deliver such notice within 10 days shall be deemed to have so declined). In the event that, on the 10th day after delivery by the Administrative Agent of copies of the Incremental Request to the applicable Term Loan

Lenders, the amount of the Incremental Term Loan Commitments agreed to are less than the Incremental Term Loan Commitments requested by the Borrower, the Borrower may arrange for one or more banks or other entities to extend Incremental Term Loan Commitments in an aggregate amount equal to the unsubscribed amount; provided that each Incremental Term Loan Lender, if not already a Lender hereunder, shall be subject to the prior approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed).

      (b) The Borrower and each Incremental Term Loan Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Assumption Agreement and such other documentation as the Administrative Agent shall reasonably request to evidence the Incremental Term Loan Commitment of such Incremental Term Loan Lender. Each Incremental Term Loan Assumption Agreement shall set forth the terms of the Incremental Term Loans to be made thereunder; provided that, without the prior written consent of Lenders holding more than 50% of the outstanding US Term Loans and US Term Loan Commitments or Sterling Term Loans and Sterling Term Loan Commitments, as applicable, (i) the final maturity date of any Other Term Loans shall be no earlier than the US Term Loan Maturity Date or Sterling Term Loan Maturity Date, as applicable; (ii) the weighted average life to maturity of any Other Term Loans shall be no shorter than the average life to maturity of the US Term Loans or Sterling Term Loans, as applicable; and (iii) if the Adjusted LIBO Rate margins or UK Adjusted LIBO Rate margins, as applicable, on any Other Term Loans exceeds by more than 25 basis points (the amount of such excess above 25 basis points being referred to herein as the "Yield Differential") the Applicable Margin for the US Term Loans or Sterling Term Loans, as the case may be, then in effect for LIBO Rate Loans, then such Applicable Margin shall automatically be increased by the Yield Differential, effective upon the making of the Other Term Loans. The Administrative Agent shall promptly notify each applicable Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended solely to the extent necessary to reflect the existence and terms of the Incremental Term Loan Commitment evidenced thereby and any increase to the Applicable Margins required by the foregoing provisions of this clause. Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower's consent (not to be unreasonably withheld or delayed) and furnished to the other parties hereto.

      (c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section until the first date that (i) the conditions set forth in Section 5.3 shall be satisfied, (ii) if requested, the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates and documentation consistent with those delivered on the Closing Date under Section 5.1, (iii) the Administrative Agent shall have received a Compliance Certificate executed by a financial Authorized Officer of the Borrower certifying and, if reasonably requested by the Administrative Agent, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) that (A) each of the conditions set forth in the preceding clauses (i) and (ii) have been satisfied and (B) on a historical pro forma basis (after giving effect to the incurrence of such Indebtedness as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to
Section 7.1, financial statements have been, or are required to have been, delivered by the Parent) the Parent would be in compliance with clauses (a) and
(b) of Section 8.4 as of the last day of such Fiscal Quarter and (iv) the Administrative Agent shall have received, for the account of each Incremental Term Loan Lender, all fees, costs and expenses due and payable pursuant to Section 12.3 to the extent then invoiced.

      (d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans), when originally made, are included in each Borrowing of outstanding US Term Loans or Sterling Term Loans, as the case may be. This may be accomplished at the discretion of the Administrative Agent by requiring each outstanding US Term Loan made as a LIBO Rate Loan to be converted into a Base Rate Loan on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan, pro rata, to each outstanding US Term Loan made as a LIBO Rate Loan or Sterling Term Loan, as the case may be, at the respective rates of interest (including margins) then applicable to such outstanding Loans, even though as a result thereof such Incremental Term Loan may effectively have a shorter Interest Period than the original US Term Loans or Sterling Term Loans included in the applicable Borrowing (and notwithstanding any other provision of this Agreement that would prohibit such an initial Interest Period). Any conversion of US Term Loans made as LIBO Rate Loans to Base Rate Loans made pursuant to the preceding sentence shall be subject to Section 4.4. In addition, to the extent any Incremental Term Loans are not Other Term Loans, the scheduled amortization payments under clause
(c) of Section 3.1.1 required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans.

      SECTION 2.3. Borrowing Procedures.

      SECTION 2.3.1. Term Loans and Revolving Loans. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than ten Business Days' notice, that a Borrowing be made, in the case of either LIBO Rate Loans or Base Rate Loans, (a)(i) in a minimum amount of (x) in the case of US Term Loans, $1,000,000 and (y) in the case of Sterling Term Loans, (pound)1,000,000 and (ii) in an integral multiple of (x) in the case of US Term Loans, $500,000 and (y) in the case of Sterling Term Loans, (pound)500,000, or
(b) in the unused amount of the applicable Commitment. Each such irrevocable request shall be made by telephone confirmed promptly by hand delivery or facsimile to the Administrative Agent of the applicable Borrowing Request. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 1:00 p.m. on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to such time that such Lender will not make such deposit, the Administrative Agent may assume that such Lender has made such deposit on such Business Day and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made such deposit, then the applicable Lender and the Borrower each agrees to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of (A) (1) the Federal Funds Effective Rate, and (2) the rate reasonably determined by the Administrative Agent to be the cost to it of funding such amount, and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the Adjusted Base Rate. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. If the Borrower pays such amount to the Administrative Agent, then such amount shall constitute a reduction of such Borrowing. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

      SECTION 2.3.2. Synthetic Deposits. In the case of any Synthetic Deposits, the Borrower may irrevocably request that Synthetic Deposits be made by the applicable Lenders by delivering a Borrowing Request to the Administrative Agent on or prior to the Closing Date.

      SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 noon on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than ten Business Days' notice, that all, or any portion (a) in an aggregate minimum amount of (i) in the case of US Term Loans, $1,000,000 and
(ii) in the case of Sterling Term Loans (pound)1,000,000 and (b) in an integral multiple of (i) in the case of US Term Loans, $500,000 and (ii) in the case of Sterling Term Loans, (pound)500,000, be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than ten Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided however, that (a) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and
(b) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing. Each such irrevocable election shall be made by telephone confirmed promptly by hand delivery or facsimile to the Administrative Agent of the applicable Continuation/Conversion Notice.

      SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided however, that, such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBOR Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank Eurodollar market.

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

      SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon on a Business Day, the Borrower may from time to time irrevocably request on not less than two nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit and not less than two Business Days' prior notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit (in each case, unless a shorter notice period is agreed to by the applicable Issuer, in its sole discretion), that such Issuer issue, or extend the Stated Expiry Date of, a Revolving Letter of Credit in such form as may be requested by the Borrower and approved by such Issuer, solely for the purposes described in Section 7.7. Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues.

      SECTION 2.6.1. Other Lenders' Participation. (a) Upon the issuance of each Revolving Letter of Credit or an increase in the Stated Amount thereof, and without further action, each Revolving Loan Lender (other than the applicable Revolving Issuer) shall be deemed to have irrevocably purchased, to the extent of its Revolving Loan Percentage, a participation interest in such Revolving Letter of Credit (each, a "Revolving Letter of Credit Participation Obligation") and such Revolving Loan Lender shall, to the extent of its Revolving Loan Percentage, be responsible for reimbursing within one Business Day of receiving notice from the applicable Revolving Issuer for Revolving Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with
Section 2.6.3 (with the terms of this Section surviving the termination of this Agreement). In addition, such Revolving Loan Lender shall, to the extent of its Revolving Loan Percentage, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Revolving Letter of Credit (other than the fees payable to the Revolving Issuer of such Revolving Letter of Credit pursuant to the last two sentences of Section 3.3.3) and of interest payable pursuant to Section 3.2 with respect to any Revolving Reimbursement Obligation. To the extent that any Revolving Loan Lender has reimbursed any Revolving Issuer for a Disbursement, such Revolving Loan Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

      (b) Upon the issuance of each Synthetic Letter of Credit or an increase in the Stated Amount thereof, and without further action, each Synthetic Lender shall be deemed to have irrevocably purchased, to the extent of its Synthetic Deposit Percentage, a participation interest in such Synthetic Letter of Credit, including any Contingent Liability or Synthetic Reimbursement Obligation created as a result of any issuance thereof or Disbursement with respect thereto (each, a "Synthetic Letter of Credit Participation Obligation"). Each Synthetic Lender's Synthetic Letter of Credit Participation Obligation shall be cash collateralized (as provided in Section 2.1.4), in favor of the Synthetic Issuer, by such Synthetic Lender's Synthetic Deposit. Such Synthetic Lender's Synthetic Deposit shall be available for withdrawal by the Administrative Agent, in the amounts contemplated by and otherwise in accordance with clause (c)(i) of
Section 2.1.4, to reimburse the Synthetic Issuer for Synthetic Reimbursement Obligations.

      SECTION 2.6.2. Disbursements. The applicable Issuer will promptly notify the Borrower and the Administrative Agent by telephone (confirmed by facsimile) of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a

"Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 1:00 p.m. on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, not later than the first Business Day following the Disbursement Date for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for (i) in the case of Revolving Letters of Credit, Revolving Loans and (ii) in the case of Synthetic Letters of Credit, Term Loans, accruing on such amount) pursuant to
Section 3.2 for the period from the Disbursement Date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the applicable Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary Guarantor).

      SECTION 2.6.3. Reimbursement. The obligation (a "Revolving Reimbursement Obligation" in the case of a drawing under a Revolving Letter of Credit and a "Synthetic Reimbursement Obligation" in the case of a drawing under a Synthetic Letter of Credit) of the Borrower under Section 2.6.2 to reimburse, without duplication, the applicable Issuer and applicable Lenders with respect to each Disbursement (including interest thereon), each Revolving Loan Lender's obligation under Section 2.6.1 to pay to such Revolving Issuer its applicable Percentage of any drawing under a Letter of Credit, and the right of the Synthetic Issuer to be paid with amounts on deposit in the Synthetic Deposit Account pursuant to clause (c)(i) of Section 2.1.4, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in such Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder or paying its Percentage of any drawing under a Letter of Credit, as the case may be, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against such Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of such Issuer.

      SECTION 2.6.4. Deemed Disbursements. (a) Upon the occurrence and during the continuation of any Event of Default under Section 9.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

            (i) the aggregate Stated Amount of all Revolving Letters of Credit shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the applicable Revolving Issuer of such Revolving Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed);

            (ii) the Borrower shall be immediately obligated to reimburse such Revolving Issuer for the amount deemed to have been so paid or disbursed by such Revolving Issuer; and

            (iii) the Borrower shall be immediately obligated to deposit with (or for the benefit of) such Revolving Issuer an amount equal to 5% of the amount deemed to have been paid or disbursed by such Revolving Issuer pursuant to the preceding clause (i).

      (b) Upon the occurrence and during the continuation of any Event of Default under Section 9.1.9 or upon notification by the Administrative Agent (acting at the direction of the Synthetic Issuer) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

            (i) the aggregate Stated Amount of all Synthetic Letters of Credit shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Synthetic Issuer (notwithstanding that such amount may not in fact have been paid or disbursed);

            (ii) the Borrower shall be immediately obligated to reimburse such Synthetic Issuer for the amount deemed to have been so paid or disbursed by such Synthetic Issuer; and

            (iii) the Borrower shall be immediately obligated to deposit with (or for the benefit of) such Synthetic Issuer an amount equal to 5% of the amount deemed to have been paid or disbursed by such Synthetic Issuer pursuant to the preceding clause (i).

Amounts payable by the Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations. When all the Events of Default giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section (together with any interest accrued thereon) which have not been applied to the satisfaction of the Reimbursement Obligations.

      SECTION 2.6.5. Nature of Reimbursement Obligations. The Borrower, each other Obligor and, to the extent set forth in Section 2.6.1, each Revolving Loan Lender and Synthetic Lender, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own gross negligence or willful misconduct) shall be responsible for:

            (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

            (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

            (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

            (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

            (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

      None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Obligor and each such Secured Party, and shall not put such Issuer under any resulting liability to any Obligor or any Secured Party, as the case may be.

      SECTION 2.7. Register; Notes. The Register shall be maintained on the following terms:

            (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to clause (c) below, execution and delivery of a Note evidencing the Loans made by such Lender to the Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to maintain such account or accounts or any error in any such account shall not limit or otherwise affect any Obligations of any Obligor.

            (b) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this clause, to maintain a register (the "Register") on which the Administrative Agent will record each Lender's Commitments, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 12.11. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof and the compliance by the parties thereto with the other requirements of Section
      12.11. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

            (c) The Borrower agrees that, upon the request of any Lender, the Borrower will execute and deliver to such Lender, as applicable, a Note evidencing the Loans made by such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations or any error in any such notations shall not limit or otherwise affect any Obligations of any Obligor. A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only in accordance with Section 12.11.

                                  ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

      SECTION 3.1. Repayments and Prepayments; Application. The Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

      SECTION 3.1.1. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor (or, in the case of Incremental Term Loans, on the Incremental Term Loan Maturity Date). Prior thereto, payments and prepayments of the Loans and refunding of the Synthetic Deposits shall or may be made as set forth below.

            (a) (i) From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided that (A) any prepayment of (1) US Term Loans is to be applied pro rata among the US Term Loans so prepaid of the same type and, if applicable, having the same Interest Period of all Lenders that have made such US Term Loans (to be applied as set forth in Section 3.1.2), (2) Sterling Term Loans is to be applied pro rata among the Sterling Term Loans and, if applicable, having the same Interest Period of all Sterling Term Loan Lenders that have made such Sterling Term Loans (to be applied as set forth in Section 3.1.2) and (3) Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans; (B) all such voluntary prepayments shall require at least one but no more than five Business Days' (and at least three Business Days in the case of LIBO Rate Loans) prior telephonic notice (promptly confirmed by facsimile) to the Administrative Agent; and
      (C) all such voluntary partial prepayments of any Loans shall be (x) in an aggregate minimum amount of (i) in the case of US Term Loans, $1,000,000 and (ii) in the case of Sterling Term Loans, (pound)1,000,000 and (y) in an integral multiple of (i) in the case of US Term Loans, $500,000 and
      (ii) in the case of Sterling Term Loans, (pound)500,000.

            (ii) From time to time on any Business Day, the Borrower may cause the Synthetic Deposits to be returned to the Synthetic Lenders by reducing the Synthetic Facility Available Amount; provided that (A) all such voluntary reductions shall require at least one but no more than five Business Days' prior telephonic notice (promptly confirmed by facsimile) to the Administrative Agent; and (B) all such voluntary partial returns shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000.

            (b) (i) On each date when the sum of (A) the aggregate outstanding principal amount of all Revolving Loans and (B) the aggregate amount of all Revolving Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount, the Borrower shall make a mandatory prepayment of Revolving Loans and, if necessary, Cash Collateralize all Revolving Letter of Credit Outstandings, in an aggregate amount equal to such excess.

            (ii) On each date when the aggregate amount of all Synthetic Letter of Credit Outstandings exceeds the Synthetic Facility Available Amount, the Borrower shall Cash Collateralize all Synthetic Letter of Credit Outstandings in an aggregate amount equal to such excess.

            (iii) In the event the Synthetic Issuer has made a withdrawal from the Synthetic Deposit Account to repay unreimbursed Synthetic Reimbursement Obligations, the Borrower shall make a mandatory deposit in the Synthetic Deposit Account equal to such amount.

            (c) (i) On each Quarterly Payment Date, beginning with the Quarterly Payment Date occurring on December 31, 2005, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all US Term Loans in an amount equal to $250,000 with the remaining amount of US Term Loans due and payable in full on the US Term Loan Maturity Date.

            (ii) On each Quarterly Payment Date, beginning with the Quarterly Payment Date occurring on June 30, 2006 the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Sterling Term Loans in an amount equal to (pound)112,500 with the remaining amount of Sterling Term Loans due and payable in full on the Sterling Term Loan Maturity Date.

            (iii) On each Incremental Term Loan Repayment Date, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Incremental Term Loans in an amount set forth in the applicable Incremental Term Loan Assumption Agreement with the remaining amount of Incremental Term Loans due and payable in full on the Incremental Term Loan Maturity Date.

            (d) Within 100 days after the close of each Fiscal Year (beginning with the close of the 2006 Fiscal Year) the Borrower shall make a mandatory prepayment of the Loans in an amount equal to the product of (i) Excess Cash Flow (if any) for such Fiscal Year, multiplied by (ii) the Proceeds Percentage, to be applied as set forth in Section 3.1.2.

            (e) No later than one Business Day following the receipt by the Parent or any of its Subsidiaries of any Net Debt Proceeds, the Borrower shall deliver to the Administrative Agent a calculation of the amount of such Net Debt Proceeds and make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Debt Proceeds, to be applied as set forth in Section 3.1.2.

            (f) No later than five Business Days following the receipt by the Borrower or any of its Subsidiaries of any Net Disposition Proceeds or Net Casualty Proceeds by the Borrower or any of its Subsidiaries deliver to the Administrative Agent a calculation of the amount of such proceeds, and, to the extent the aggregate amount of such proceeds received by the Parent and its Subsidiaries exceeds $5,000,000, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Disposition Proceeds or Net Casualty Proceeds, to be applied as set forth in Section 3.1.2; provided that, upon telephonic notice (promptly confirmed by facsimile) by the Borrower to the Administrative Agent not more than 5 Business Days following receipt of any Net Disposition Proceeds or Net Casualty Proceeds, such proceeds may be retained by the Parent and its Subsidiaries (and be excluded from the prepayment requirements of this clause) if (i) the Parent informs the Administrative Agent in such notice of its good faith intention to apply (or cause one or more of the Subsidiaries to apply) such Net Disposition Proceeds or Net Casualty Proceeds to the acquisition of other assets or properties consistent with the businesses permitted to be conducted pursuant to
      Section 8.1 (including by way of merger or Investment) or, in the case of any Casualty Event, to restore the property subject thereto, and (ii) within 365 days following the receipt of such Net Disposition Proceeds or Net Casualty Proceeds, such proceeds are applied or committed to such acquisition. The amount of such Net Disposition Proceeds or Net Casualty Proceeds unused or uncommitted after such 365 day period shall be applied to prepay the Loans as set forth in Section 3.1.2.

            (g) No later than one Business Day following the receipt by the Parent or any of its Subsidiaries of any Net Equity Proceeds (other than from the Parent or any of its Subsidiaries), the Borrower shall make a mandatory prepayment of the Loans in an amount equal to the product of (i) such Net Equity Proceeds, multiplied by (ii) the Proceeds Percentage, to be applied as set forth in Section 3.1.2.

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

            (h) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 9.2 or Section 9.3, the Borrower shall repay all the Loans, unless, pursuant to Section 9.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

      Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. The Borrower shall give prior telephonic notice (promptly confirmed by facsimile) of any mandatory prepayment required under clauses (d), (e), (f) and (g) of this
Section 3.1.1 (including the date and an estimate of the aggregate amount of such mandatory prepayment at least five Business Days prior thereto); provided that the failure to give such notice shall not relieve the Borrower of its obligation to make such mandatory prepayments on or prior to the dates set forth in such clauses (d), (e), (f) and (g), and the Borrower shall be permitted to make such mandatory prepayments, on or prior to such dates.

      SECTION 3.1.2. Application. Amounts prepaid pursuant to Section 3.1.1 shall be applied as set forth in this Section.

            (a) Subject to clause (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, subject to the terms of Section 4.4, to the principal amount thereof being maintained as LIBO Rate Loans.

            (b) Each prepayment of Loans made pursuant to clause (a) of Section
      3.1.1 shall be applied to the remaining amortization payments for the Term Loans, or the outstanding Revolving Loans, in such amounts as the Borrower shall determine. Each prepayment of the Loans made pursuant to clauses
      (d), (e), (f) and (g) of Section 3.1.1 shall be applied (i) first, pro rata to a prepayment of the outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied (x) to the remaining amortization payments of the Term Loans during the twelve-month period immediately following such prepayment, in direct order thereof, and (y) to such remaining payments scheduled thereafter pro rata thereto) and (ii) second, once all Term Loans have been repaid in full, pro rata to the repayment of any outstanding Revolving Loans; provided that, subject to the terms set forth in the immediately succeeding clause
      (c), each Term Loan Lender entitled to receive any mandatory prepayment of its Loans under this clause may waive its right to receive any such mandatory prepayment, and the aggregate amount of such prepayments so waived shall be offered to the Term Loan Lenders that did not waive their rights to such prepayments for application in accordance with this clause. In no event shall prepayments of the Loans made pursuant to clauses (d),
      (e), (f) or (g) of Section 3.1.1 be applied to the reduction of the Synthetic Facility Availability Amount.

            (c) So long as the Administrative Agent has received prior written notice from the Borrower of a mandatory prepayment that may be waived by the Term Loan Lenders pursuant to the immediately preceding clause (b), the Administrative Agent shall provide notice of such mandatory prepayment to the Term Loan Lenders. Unless the

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

      Administrative Agent shall otherwise so provide, in the event a Term Loan Lender does not notify the Administrative Agent in writing of its waiver of the right to receive

                  (i)   its pro rata share of such mandatory prepayment; and

                  (ii) its pro rata share (such pro rata share to be based on the percentage obtained by dividing the principal amount of Term Loans held immediately prior to such mandatory prepayment by such Term Loan Lender by the aggregate principal amount of Term Loans held immediately prior to such mandatory prepayments by the Term Loan Lenders that do not waive their right to receive a portion of the mandatory prepayment described in this clause) of any portion (if any) of such mandatory prepayment that may be waived by Term Loan Lenders, within two Business Days of the providing of such notice by the Administrative Agent, the Administrative Agent may assume that such Term Loan Lender will receive its applicable pro rata share of such mandatory prepayment and such portion (if any) of such mandatory prepayment that has actually been waived by the Term Loan Lenders. It is understood and agreed by the Borrower that, notwithstanding receipt by the Administrative Agent of any such mandatory prepayment, the Term Loans shall not be deemed repaid, unless otherwise consented to by the Administrative Agent, until five Business Days have elapsed from the delivery to the Administrative Agent of the notice described in the last paragraph of Section 3.1.1.

      SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of the Loans shall accrue and be payable in accordance with the terms set forth below.

      SECTION 3.2.1. Rates; Fees. (a) Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that the Loans comprising a Borrowing accrue interest at a rate per annum:

                  (i) on that portion maintained from time to time as a Base
            Rate Loan, equal to the sum of the Adjusted Base Rate from time to time in effect plus the Applicable Margin; and

                  (ii) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of (x) in the case of Revolving Loans or US Term Loans, the Adjusted LIBO Rate for such Interest Period and (y) in the case of Sterling Term Loans, the UK Adjusted LIBO Rate for such Interest Period, plus, in each case, the Applicable Margin.

      (b) All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

      (c) Upon the deposit of the Synthetic Deposits in the Synthetic Deposit Account, the fees ("Participation Fees") relative to the Synthetic Deposits shall accrue at a rate per annum equal to the sum of the Adjusted LIBO Rate for the relevant Investment Period plus the Applicable Margin; provided that the amount due and payable by the Borrower under this clause shall be the amount set forth above less the Synthetic Deposit Return payable by the Administrative Agent to the Synthetic Lenders pursuant to clause (d) of
Section 2.1.4 for the applicable period. All Synthetic Deposits shall accrue fees at all times that they are on deposit in the Synthetic Deposit Account.

      SECTION 3.2.2. Post-Default Rates. After the date any principal amount of any Loan is due and payable (whether on any Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, at the request of the Administrative Agent or the Required Lenders, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to (a) in the case of overdue principal on any Loan, the rate of interest that otherwise would be applicable to such Loan plus 2% per annum; and (b) in the case of overdue interest, fees, and other monetary Obligations, the Alternate Base Rate, plus the Applicable Margin for US Term Loans accruing interest at the Base Rate, plus 2% per annum.

      SECTION 3.2.3. Payment Dates. (a) Interest accrued on each Loan shall be payable, without duplication:

      (i) on the Stated Maturity Date therefor;

      (ii) on the date of any payment or prepayment, in whole or in part, of principal outstanding on any Loan which is a LIBO Rate Loan, on the principal amount so paid or prepaid;

      (iii) with respect to Base Rate Loans, on each Quarterly Payment Date beginning with the Quarterly Payment Date occurring on December 31, 2005;

      (iv) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);

      (v) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause
(iii), on the date of such conversion; and

      (vi) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

      Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

      (b) Participation Fees accrued on each Synthetic Deposit shall be payable, without duplication:

      (i)   on the Stated Maturity Date for such Synthetic Deposit;

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

            (ii) on the date of any return of a Synthetic Deposit pursuant to clause (a)(ii) of Section 3.1.1, on the amount of such deemed Synthetic Deposits so returned;

            (iii) on each Quarterly Payment Date occurring after the Closing Date beginning with the Quarterly Payment Date occurring on December 31, 2005.

      SECTION 3.3. Fees. The Borrower agrees to pay the fees set forth below. All such fees shall be non-refundable.

      SECTION 3.3.1. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Section 5.2) commencing on the Closing Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee in a per annum amount equal to the Applicable Commitment Fee Margin, in each case on such Revolving Loan Lender's Revolving Loan Percentage of the sum of the average daily unused portion of the Revolving Loan Commitment Amount (less the face amount of all issued Revolving Letters of Credit). All Commitment Fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrower on each Quarterly Payment Date in arrears, commencing with the Quarterly Payment Date occurring on December 31, 2005 and on the Revolving Loan Maturity Date.

      SECTION 3.3.2. Arranger's Fees. The Borrower agrees to pay to Credit Suisse, for its own account, the fees in the amounts and on the dates set forth in the Engagement Letter.

      SECTION 3.3.3. Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent for the pro rata account of the applicable Revolving Issuer and each Revolving Loan Lender, a Revolving Letter of Credit fee in a per annum amount equal to the Applicable Margin for Revolving Loans maintained as LIBO Rate Loans multiplied by the Stated Amount of each such Revolving Letter of Credit, such fees being calculated on a year comprised of 360 days and payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Revolving Letter of Credit and on the Revolving Loan Commitment Termination Date. The Borrower further agrees to pay to each applicable Issuer quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the applicable Maturity Date a fronting fee in a per annum amount equal to 0.10% multiplied by the Stated Amount of such Letter of Credit, such fee being calculated on a year comprised of 360 days, or such other fronting fee as otherwise agreed to by the Borrower and the applicable Issuer. In addition, the Borrower agrees to pay to each applicable Issuer the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuer relating to Letters of Credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are non-refundable.

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                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

      SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law, after the Closing Date, makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, after the determination thereof, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

      SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that

            (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

            (b) by reason of circumstances affecting its relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans;

then, upon notice by telephone or facsimile from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and
Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

      SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender and each Issuer for any increase in the cost to such Lender or such Issuer of, or any reduction in the amount of any sum receivable by such Credit Party in respect of, such Credit Party's Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) or such Credit Party's Synthetic Deposit that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Closing Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for (i) such changes with respect to increased capital costs and Taxes which are governed by Sections 4.5 and 4.6, respectively, and (ii) increased costs which are already included in the determination of the Statutory Reserve Rate. Each affected Credit Party shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate such Credit Party for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Credit Party within ten days of its receipt of such notice, and such notice shall, in the absence of manifest

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

error, be conclusive and binding on the Borrower. Such notice shall be in reasonable detail and shall certify that the claim for additional amounts referred to therein is generally consistent with such Lender's treatment of similarly situated customers of such Lender whose transactions with such Lender are similarly affected by the change in circumstances giving rise to such payment, but such Lender shall not be required to disclose any confidential or proprietary information therein.

      SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

            (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Article III or otherwise;

            (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor;

            (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor; or

            (d) any LIBO Rate Loans not being prepaid in accordance with any notice delivered pursuant to clause (a) of Section 3.1.1 (as a result of a revocation of such notice or as a result of such payment not being made);

but in each case other than due to such Lender's failure to fulfill its obligations hereunder, then, upon the written notice of such Lender to the Borrower, the Borrower shall, within ten days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

SECTION 4.5. Increased Capital Costs. If, after the Closing Date, any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Credit Party or any Person controlling such Credit Party, and such Credit Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Credit Party is reduced to a level below that which such Credit Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Credit Party to the Borrower, the Borrower shall within five days following receipt of such notice pay directly to such Credit Party additional amounts sufficient to compensate such Credit Party or such controlling Person for such reduction in rate of return. A statement of such Credit Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Credit Party may use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable. Such statement shall be in reasonable detail and shall certify that the claim for additional amounts referred to therein is generally consistent with such Lender's treatment of similarly situated customers of such Lender whose transactions with such Lender are similarly affected by the change in circumstances giving rise to such payment, but such Lender shall not be required to disclose any confidential or proprietary information therein. Failure or delay on the part of any Lender to demand compensation pursuant to Sections 4.3 or 4.4 or this Section 4.5 shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to such Sections for any increased costs incurred more than 90 days prior to the date that such Lender notifies the Borrower of the change giving rise to such increased costs and of such Lender's intention to claim compensation therefor; provided further that, if the change giving rise to such increased costs is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof. If a Lender demands compensation under Sections 4.3 or 4.4 or this Section 4.5 with respect to LIBO Rate Loans, the Borrower may, upon at least three Business Days' notice to the Lender (with a copy of such notice to the Administrative Agent), elect that, until the circumstances causing such demand for compensation no longer apply to such Lender, all LIBO Rate Loans that would otherwise be made by such Lender as part of any Borrowing shall be made instead as Base Rate Loans and all payments of principal of and interest on such Base Rate Loans shall be made at the same time as payments on the LIBO Rate Loans otherwise constituting part of such Borrowing. Each Lender will use all reasonable efforts to give prompt notice to the Borrower of the event giving rise to any such demand for compensation.

      SECTION 4.6. Taxes. The Borrower covenants and agrees as follows with respect to Taxes.

            (a) Any and all payments by any Obligor or the Administrative Agent under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes, except to the extent any Taxes are imposed by law. In the event that any Taxes are required by law to be deducted or withheld from any payment required to be made by any Obligor or the Administrative Agent to or on behalf of any Credit Party under any Loan Document, then:

                  (i) subject to clause (g), if such Taxes are Non-Excluded
            Taxes, the amount of such payment shall be increased as may be necessary such that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes, in an amount that is not less than the amount provided for in such Loan Document (and for the avoidance of doubt, it shall be the sole responsibility of the Borrower to pay such increased amounts without regard to whether such Taxes are imposed on the Borrower or another party); and

                  (ii) each Obligor or Administrative Agent, as the case may be, shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i), if applicable) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

            (b) In addition, the Borrower shall pay any and all Other Taxes imposed on or with respect to a Credit Party to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

            (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment, the Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) or if obtaining such receipt or copy is impractical, other documentation necessary for purposes of claiming a foreign tax credit evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

            (d) Subject to clause (g), the Borrower shall indemnify each Lender, within 30 days after written demand therefor, for the full amount of any Non-Excluded Taxes or Other Taxes withheld by the Administrative Agent with respect to any and all payments of the Synthetic Deposit Return to the Lenders (including Non-Excluded Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section), whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on behalf of the applicable Lender, shall be conclusive absent manifest error. If the Lender or Administrative Agent, as applicable, fails to give notice to Borrower of the imposition of any Non-Excluded Taxes or Other Taxes within 120 days following its receipt of actual written notice of the imposition of such Non-Excluded Taxes or Other Taxes, there will be no obligation for Borrower to pay interest or penalties attributable to the period beginning after such 120th day and ending 7 days after Borrower receives notice from the Lender or Administrative Agent, as applicable. In addition, the Borrower will not be obligated to pay interest or penalties attributable to any Non-Excluded Taxes or Other Taxes if such interest or penalties resulted from the gross negligence or willful misconduct of the Administrative Agent or such Lender.

            (e) Subject to clause (g), the Borrower shall indemnify each Credit Party for any Non-Excluded Taxes and Other Taxes levied, imposed, assessed on or actually paid by or on behalf of such Credit Party (whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority). Promptly upon having actual knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Credit Party, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority. In addition, the Borrower shall indemnify each Credit Party for any incremental Taxes that are paid or payable by such Credit Party as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to clause
      (c), documentation evidencing the payment of Taxes or Other Taxes, provided that if the Lender or Administrative Agent, as applicable, fails to give notice to Borrower of the imposition of any Non-Excluded Taxes or Other Taxes within 120 days following its receipt of actual written notice of the imposition of such Non-Excluded Taxes or Other Taxes, there will be no obligation for Borrower to pay interest or penalties attributable to the period beginning after such 120th day and ending 7 days after Borrower receives notice from the Lender or Administrative Agent, as applicable. In addition, the Borrower will not be obligated to pay interest or penalties attributable to any Non-Excluded Taxes or Other Taxes if such interest or penalties resulted from the gross negligence or willful misconduct of the Administrative Agent or such Lender. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Credit Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Credit Party makes written demand therefor. The Borrower acknowledges that any payment made to any Credit Party or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

            (f) Each Non-Domestic Credit Party, on or prior to the date on which such Non-Domestic Credit Party becomes a Credit Party hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such Non-Domestic Credit Party is legally entitled to do so), shall deliver to the Borrower and the Administrative Agent either

                  (i) two properly completed and duly executed copies of
            Internal Revenue Service Form W-8BEN or W-8ECI or an applicable successor form; or

                  (ii) in the case of a Non-Domestic Credit Party that is not legally entitled to deliver either form listed in clause (f)(i), (x) a certificate of a duly authorized officer of such Non-Domestic Credit Party to the effect that such Non-Domestic Credit Party is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an "Exemption Certificate") and (y) two properly completed and duly executed copies of Internal Revenue Service Form W-8BEN or W-8ECI or applicable successor form.

            (g) The Borrower shall not be obligated to gross up any payments to any Credit Party pursuant to clause (a)(i), or to indemnify any Credit Party pursuant to clause (d) or clause (e), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Credit Party to deliver to the Borrower the form or forms and/or an Exemption Certificate, as applicable to such Credit Party, pursuant to clause (f), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding Tax or the information or certifications made therein by the Credit Party being untrue or inaccurate on the date delivered in any material respect, or (iii) the Credit Party designating a successor lending office at which it maintains its Loans which has the effect of causing such Credit Party to become obligated for Tax payments in excess of those in effect immediately prior to such

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

      designation; provided, however, that the Borrower shall be obligated to gross up any payments to any such Credit Party pursuant to clause (a)(i), and to indemnify any such Credit Party pursuant to clause (d) and clause
      (e), in respect of United States federal withholding Taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding Tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date on which such Credit Party became a Credit Party hereunder, which change rendered such Credit Party no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding Tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of such Credit Party's lending office was made at the request of the Borrower or (iii) the obligation to gross up payments to any such Credit Party pursuant to clause (a)(i) or to indemnify any such Credit Party pursuant to clause (d) or clause (e) is with respect to an assignee Credit Party as a result of an assignment made at the request of the Borrower.

      SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Secured Parties entitled to receive such payment. All payments shall be made without setoff, deduction or counterclaim not later than 1:00 p.m. on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (including interest on Dollar-denominated LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan calculated at other than the Federal Funds Effective Rate or Pounds Sterling-denominated LIBO Rate Loans, 365 days or, if appropriate, 366 days). Except as otherwise set forth herein, payments due on a day other than a Business Day shall be made on the preceding Business Day. Except as otherwise set forth in any Loan Document, during the existence of an Event of Default, all payments made under any Loan Document shall be applied upon receipt (a) first, to the payment of all Obligations owing to the Administrative Agent, in its capacity as the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent); (b) second, to the payment of accrued interest on and then principal of any portion (without duplication) of (i) Revolving Loans that the Administrative Agent may have advanced on behalf of any Revolving Loan Lender for which the Administrative Agent has not then been reimbursed by such Revolving Loan Lender or the Borrower, (ii) payments that the Administrative Agent may have advanced to the Secured Parties in accordance with this Section
4.7 for which the Administrative Agent has not been reimbursed by the Borrower, any other Obligor or the Secured Parties and (iii) Disbursements that an Issuer may have honored under a Revolving Letter of Credit for which such Issuer has not been reimbursed by the

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

Borrower; (c) third, after payment in full in cash of the amounts specified in clauses (a) through (b), to the ratable payment of all interest and fees owing with respect to the Credit Extensions (including Participation Fees) and all costs and expenses owing to the Secured Parties pursuant to the terms of this Agreement, until paid in full in cash; (d) fourth, after payment in full in cash of the amounts specified in clauses (a) through (c), to the ratable payment of the principal amount of the Loans then outstanding and the credit exposure of Secured Parties under Rate Protection Agreements, the aggregate Reimbursement Obligations then owing and Cash Collateralization for contingent liabilities under Letter of Credit Outstandings (and each Synthetic Lender shall be entitled to receive amounts in the Deposit Account to the extent such amounts are not being used, after giving effect to this clause, to cash collateralize Synthetic Letters of Credit Outstandings); (e) fifth, after payment in full in cash of the amounts specified in clauses (a) through (d), to the ratable payment of all other Obligations owing to the Secured Parties; and (f) sixth, after payment in full in cash of the amounts specified in clauses (a) through (e); and following the Termination Date, to each applicable Obligor or any other Person lawfully entitled to receive such surplus pursuant to an order of a Governmental Authority. For purposes of this Section, the "credit exposure" at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined (i) in accordance with any applicable schedule between the Borrower and such Secured Party, if any, or (ii) otherwise at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement, so long as such Rate Protection Agreement has been terminated by the applicable counterparty.

      SECTION 4.8. Sharing of Payments. If any Credit Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of Section 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Credit Parties, such Credit Party shall purchase from the other Credit Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Credit Party to share the excess payment or other recovery ratably (to the extent such other Credit Parties were entitled to receive a portion of such payment or recovery) with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Credit Party, the purchase shall be rescinded and each Credit Party which has sold a participation to the purchasing Credit Party shall repay to the purchasing Credit Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Credit Party's ratable share (according to the proportion of (a) the amount of such selling Credit Party's required repayment to the purchasing Credit Party to (b) total amount so recovered from the purchasing Credit Party) of any interest or other amount paid or payable by the purchasing Credit Party in respect of the total amount so recovered. The Borrower agrees that any Credit Party purchasing a participation from another Credit Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Credit Party were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Credit Party receives a secured claim in lieu of a setoff to which this Section applies, such Credit Party shall, to the extent practicable, exercise its rights in

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respect of such secured claim in a manner consistent with the rights of the
Credit Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

      SECTION 4.9. Setoff. Each Credit Party shall, upon the occurrence and during the continuance of any Default described in clauses (a) through (d) of
Section 9.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Credit Party a continuing security interest in, any and all balances, credits, deposits, accounts (other than any trust accounts comprised entirely of moneys held in trust for the benefit of Persons other than the Borrower or its Affiliates) or moneys of the Borrower then or thereafter maintained with such Credit Party (other than any Deposit Accounts or Securities Accounts subject to a Control Agreement); provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Credit Party agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Credit Party; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Credit Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Credit Party may have.

      SECTION 4.10. Change of Lending Office. Each Credit Party agrees that if it makes any demand for payment under Section 4.3, 4.5 or 4.6, or if any adoption or change of the type described in Section 4.1 shall occur with respect to it, it will, if requested by the Borrower, file a certificate or document reasonably requested by the Borrower and/or use reasonable efforts (in either case, consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the filing of such certificate or document or the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 4.3, 4.5 or 4.6, or would eliminate or materially reduce the effect of any adoption or change described in Section 4.1; provided, however, that nothing in this Section shall affect or postpone any of the Obligations of the Borrower or the right of any Credit Party provided in Section 4.1, 4.3, 4.5 or 4.6.

      SECTION 4.11. Replacement of Lenders. If any Lender (an "Affected Lender")
(a) fails to consent to an election, consent, amendment, waiver or other modification to this Agreement or other Loan Document that requires the consent of a greater percentage of the Lenders than the Required Lenders and such election, consent, amendment, waiver or other modification is otherwise consented to by the Required Lenders or (b) makes a demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6 (and the payment of such amounts are, and are likely to continue to be, more onerous in the reasonable judgment of the Borrower than with respect to the other Lenders), or (c) gives notice pursuant to Section 4.1 requiring a conversion of such Affected Lender's LIBO Rate Loans to Base Rate Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, LIBO Rate Loans, the Borrower may, within 30 days following such failure to consent or receipt by the Borrower of such demand or notice, as the case may be, give notice (a "Replacement Notice") in writing to the Administrative Agent and such Affected Lender of its intention to cause such Affected Lender to sell all or any portion of its Loans, Commitments,

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

Notes and/or Synthetic Deposit to another financial institution or other Person (a "Replacement Lender") designated in such Replacement Notice; provided, however, that no Replacement Notice may be given by the Borrower if (i) such replacement conflicts with any applicable law or regulation, (ii) any Event of Default shall have occurred and be continuing at the time of such replacement or
(iii) prior to any such replacement, such Lender shall have taken any necessary action under Section 4.5 or 4.6 (if applicable) so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.5 or 4.6. If the Administrative Agent shall, in the exercise of its reasonable discretion and within 30 days of its receipt of such Replacement Notice, notify the Borrower and such Affected Lender in writing that the Replacement Lender is satisfactory to the Administrative Agent (such consent not to be unreasonably withheld or delayed and not being required where the Replacement Lender is already a Lender), then such Affected Lender shall, subject to the payment of any amounts due pursuant to Section 4.4, assign, in accordance with Section 12.11, the portion of its Commitments, Loans, Notes (if any), Synthetic Deposits and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, if applicable) designated in the replacement notice to such Replacement Lender; provided, however, that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender, (ii) the purchase price paid by such Replacement Lender shall be in the amount of such Affected Lender's Loans designated in the Replacement Notice, Synthetic Deposits and/or its Percentage of outstanding Reimbursement Obligations, as applicable, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6), owing to such Affected Lender hereunder and (iii) the Borrower shall pay to the Affected Lender and the Administrative Agent all reasonable out-of-pocket expenses incurred by the Affected Lender and the Administrative Agent in connection with such assignment and assumption (including the processing fees described in Section 12.11). Upon the effective date of an assignment described above, the Replacement Lender shall become a "Lender" for all purposes under the Loan Documents. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any assignment agreement necessary to effectuate any assignment of such Lender's interests hereunder in the circumstances contemplated by this Section.

      SECTION 4.12. Application to Participation Fees. The foregoing provisions of this Article IV shall apply, mutatis mutandis, to Participation Fees as if Participation Fees were interest on Loans and to Synthetic Deposits as if Synthetic Deposits were LIBO Rate Loans.

                                    ARTICLE V
                              CONDITIONS TO CLOSING

      SECTION 5.1. Initial Credit Extension. The obligations of the Lenders and each Issuer to make the initial Credit Extension under the Existing Credit Agreement were subject to the prior or concurrent satisfaction or waiver of each of the conditions precedent set forth in this Article.

      SECTION 5.1.1. Resolutions, etc. The Administrative Agent shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate, dated a date reasonably

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close to the Closing Date, for each such Person and (ii) a certificate, dated as of the Closing Date, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

            (a) resolutions of each such Person's Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

            (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

            (c) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

      SECTION 5.1.2. Closing Date Certificate. The Administrative Agent shall have received the Closing Date Certificate, dated the Closing Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties in all material respects of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct in all material respects (it being understood that the Borrower shall not have to certify as to any matter set forth in this Agreement to the extent that the determination thereof is to be made (as expressly provided for in this Agreement) by the Administrative Agent or any Lender). All documents and agreements required to be appended to the Closing Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

      SECTION 5.1.3. Material Adverse Change. There not having occurred any event, change or condition since December 31, 2004 that, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect.

      SECTION 5.1.4. Consummation of Transaction. The Administrative Agent shall have received evidence reasonably satisfactory to it that:

            (a) (i)(x) the Debt Tender has been consummated in accordance with the Offer to Purchase, (y) all 2007 Notes tendered pursuant to the Debt Tender have been purchased and (z) after giving effect to such purchase (and pro forma effect to any optional redemption commenced pursuant to a notice of redemption issued pursuant to Article III of the 2007 Notes Indenture (the "Optional Redemption") on the Closing Date), no more than $22,000,000 in aggregate principal amount of 2007 Notes remains outstanding and (ii) the aggregate principal amount of US Term Loans borrowed by the Borrower shall not exceed the aggregate amount necessary
      (x) to consummate the Debt Tender, including payment of accrued interest on the 2007 Notes tendered and the related

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

      tender premium, (y) to consummate any Optional Redemption, including payment of any accrued interest on the 2007 Notes to be redeemed and the related redemption premium (provided that any portion of the proceeds of the US Term Loans intended to be used to consummate such Optional Redemption shall be deposited in a segregated Deposit Account subject to a Control Agreement and shall not be used for any purpose other than consummating such Optional Redemption; provided further that no disbursement from such segregated Deposit Account shall be permitted unless the chief financial officer of the Borrower shall have previously certified in writing to the Administrative Agent as to the amount of such disbursement and that the proceeds of such disbursement are to be used solely for the purpose of consummating such Optional Redemption) and (z) to pay the Original Transaction Costs; and

            (b) concurrently with the making of the Loans hereunder, the Existing Credit Agreement, together with all interest and other amounts due and payable with respect thereto, shall be paid in full and the commitments in respect of such Indebtedness shall be terminated (other than Existing Letters of Credit which will be outstanding hereunder or letters of credit issued under the Existing Credit Agreement and either Cash Collateralized or backed by Synthetic Letters of Credit) and all (i) Liens securing payment of any such Indebtedness shall be released and (ii) the Administrative Agent shall have received all Uniform Commercial Code Form UCC 3 termination statements or other instruments as may be necessary, in the reasonable judgment of the Administrative Agent, in connection therewith.

      SECTION 5.1.5. Delivery of Notes. The Administrative Agent shall have received, for the account of each Lender that has requested a Note in writing three Business Days prior to the Closing Date, such Lender's Notes duly executed and delivered by an Authorized Officer of the Borrower.

      SECTION 5.1.6. Arranger's Fees, Closing Fees, Expenses, etc. The Administrative Agent shall have received, for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to the Engagement Letter, and Sections 3.3 and 12.3 to the extent then invoiced.

      SECTION 5.1.7. Financial Information. The Administrative Agent shall have received:

            (a) unaudited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of the Parent for (i) each of the Fiscal Quarters ending March 31, 2005 and June 30, 2005 and (ii) each fiscal month after the most recent Fiscal Quarter for which financial statements were received by the Administrative Agent as described above and ended 30 days before the Closing Date, which financial statements shall not be materially inconsistent with the financial statements or Closing Date Projections and shall have been prepared in accordance with GAAP;

            (b) a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Parent as of and for the twelve-month period ending as of the most recent month ended at least 30 days prior to the Closing Date, prepared after giving effect to the Original Transaction as if the Original Transaction had occurred as of such

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      date (in the case of such balance sheet) or at the beginning of such period (in the case of such other financial statements), which financial statements shall not be materially inconsistent with the Closing Date Projections; and

            (c) a detailed business plan for the Parent and its Subsidiaries for 2005, and projections for the years 2006 - 2010, and for the quarters beginning with the first Fiscal Quarter of 2005 and through the fourth Fiscal Quarter of 2006, in form and substance reasonably satisfactory to the Administrative Agent.

      SECTION 5.1.8. Solvency, etc. The Administrative Agent shall have received a certificate duly executed and delivered by the chief financial officer or chief accounting officer of the Parent (in his capacity as such Authorized Officer), certifying that each of the Parent, the Borrower and the Subsidiary Guarantors, individually, after giving effect to the transactions contemplated hereby, is Solvent, dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent.

      SECTION 5.1.9. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from

            (a) Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel to the Obligors, in form and substance reasonably satisfactory to the Administrative Agent;

            (b) Dykema Gossett PLLC, Michigan counsel to the Obligors, in form and substance reasonably satisfactory to the Administrative Agent;

            (c) local counsel to the Obligors, in form and substance, and from counsel, in each case reasonably satisfactory to the Administrative Agent, from each state set forth on Item 5.1.9(c) of the Disclosure Schedule.

      SECTION 5.1.10. Subsidiary Guaranty. The Administrative Agent shall have received the Subsidiary Guaranty, dated as of the Closing Date, duly executed and delivered by an Authorized Officer of each Subsidiary Guarantor.

      SECTION 5.1.11. Collateral Documents. The Administrative Agent shall have received:

            (a) the Pledge and Security Agreement, dated as of the Closing Date, duly executed and delivered by an Authorized Officer of the Parent, the Borrower and each Subsidiary Guarantor together with

                  (i) the certificates evidencing all of the issued and
            outstanding shares of Capital Securities pledged pursuant to the Pledge and Security Agreement, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any such shares of Capital Securities pledged pursuant to the Pledge and Security Agreement are uncertificated securities, the Collateral Trustee shall have obtained "control" (as defined in the UCC) over such shares of Capital Securities) and such other instruments and documents as shall be necessary in the reasonable opinion of the Administrative

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

            Agent under applicable law to perfect (subject to certain Permitted Liens) the first priority security interest of the Collateral Trustee in such shares of Capital Securities;

                  (ii) executed copies of UCC financing statements (Form UCC-1)
            naming each such Obligor executing the Pledge and Security Agreement as a debtor and the Collateral Trustee as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary in the reasonable opinion of the Administrative Agent and its counsel, to perfect the security interests of the Collateral Trustee pursuant to the Pledge and Security Agreement; and

                  (iii) certified copies of UCC Requests for Information or
            Copies (Form UCC-11), or a similar search report certified by a party reasonably acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing effective financing statements which name such Obligor (under its present name and certain of its previous names) as the debtor and which are filed in certain of the jurisdictions in which filings are to be made pursuant to clause (ii) above, together with copies of such financing statements; and

            (b) counterparts of a Mortgage, dated as of the Closing Date, encumbering each Mortgaged Property and duly executed by the respective Obligor holding a fee interest in such Mortgaged Property, in form for recording in the recording office of each political subdivision where such Mortgaged Property is located, together with

                  (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent or Collateral Trustee, desirable effectively to create a valid, perfected first priority Lien, subject to Permitted Liens, against the Mortgaged Property purported to be covered thereby;

                  (ii) evidence of the payment of (or satisfactory arrangements for the payment of) all Title Policy premiums, search and examination charges and related charges, mortgage recording taxes, fees, costs and expenses of filing of each Mortgage as may be necessary in the reasonable opinion of the Administrative Agent, to create a valid, perfected first priority Lien against the Mortgaged Property identified in such Mortgage, subject only to Permitted Liens;

                  (iii) with respect to each Mortgage, a mortgagee's title
            insurance policy or signed commitment to issue such policy in favor of the Collateral Trustee, as mortgagee for the ratable benefit of the Secured Parties, in an amount equal to 105% of the fair market value of the Mortgaged Property, and in form and substance and issued by insurers, in each case reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interest created by the Mortgage constitutes a valid first priority perfected Lien on the Mortgaged Property and fixtures described therein free and clear of all defects

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            and encumbrances, other than Permitted Liens, such policy to include, to the extent available, a revolving credit endorsement, comprehensive endorsement, variable rate endorsement, first loss, last dollar, survey, contiguity, doing business, access and utilities endorsements, mechanic's lien endorsement, and such other endorsements as the Administrative Agent shall reasonably request, and such policy to be accompanied by evidence of the payment in full of all premiums thereon (such policy, the "Title Policy");

                  (iv) with respect to each Mortgage, such UCC financing
            statements as may be necessary to perfect the Lien of the Collateral Trustee, for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement) on the fixtures granted in such Mortgage;

                  (v) opinions of counsel to the Obligors in each jurisdiction set forth in Item 5.1.9(c) of the Disclosure Schedule where a Mortgaged Property is located, in each case in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent;

                  (vi) a Survey with respect to each Mortgaged Property;

                  (vii) such other affidavits, certificates, approvals, opinions or documents as the Administrative Agent may reasonably request; and

            (c) the Collateral Trust Agreement, dated as of the Closing Date, duly executed and delivered by each Person party thereto.

      The Administrative Agent and its counsel shall be reasonably satisfied that (i) the Lien granted to the Collateral Trustee, for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), in the Collateral (subject to certain Permitted Liens) is a first priority (or local equivalent thereof) security interest, and (ii) no Lien exists on any of the Collateral (as defined in the Pledge and Security Agreement) other than Permitted Liens and the Lien created in favor of the Collateral Trustee, for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), pursuant to a Loan Document.

      SECTION 5.1.12. Filing Agent, etc. All UCC financing statements (Form UCC-1) or other similar financing statements and UCC termination statements (Form UCC-3) required pursuant to the Loan Documents (collectively, the "Filing Statements") shall have been delivered to Corporation Service Company or another similar filing service company acceptable to the Administrative Agent (the "Filing Agent"). The Filing Agent shall have acknowledged in a writing satisfactory to the Administrative Agent and its counsel (i) the Filing Agent's receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within 10 days following the Closing Date and (iii) that the Filing Agent will notify the Administrative Agent and its counsel of the results of such submissions within 30 days following the Closing Date.

      SECTION 5.1.13. Intellectual Property Security Agreements. The Administrative Agent shall have received the Patent Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, as applicable, each dated as of the Closing Date, duly executed

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and delivered by an Authorized Officer of each Obligor that has delivered the
Pledge and Security Agreement and owns the intellectual property pledged thereunder.

      SECTION 5.1.14. Control Agreements. The Administrative Agent shall have received fully executed Control Agreements with respect to Deposit Accounts and Securities Accounts, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent, so as to be in compliance with the provisions of Section 7.11.

      SECTION 5.1.15. Insurance. The Administrative Agent shall have received certificates of the liability and property insurance policies, from one or more insurance companies reasonably satisfactory to the Administrative Agent, evidencing coverage required to be maintained pursuant to each Loan Document.

      SECTION 5.1.16. Rating of Loans. The Loans shall have been rated by each of Moody's and S&P.

      SECTION 5.1.17. PATRIOT Act Disclosures. The Administrative Agent and each Lender shall have received all PATRIOT Act Disclosures requested by them prior to execution of this Agreement.

      SECTION 5.2. Conditions to Amendment and Restatement. This Agreement shall become effective upon the satisfaction of the following conditions:

      SECTION 5.2.1. Resolutions, etc. The Administrative Agent shall have received from each Obligor, as applicable, and the UK Subsidiary (i) a copy of a good standing certificate, dated a date reasonably close to the Amendment Effective Date, for each such Person and (ii) a certificate, dated as of the Amendment Effective Date, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

            (a) resolutions of each such Person's Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing the execution, delivery and performance of each Loan Document (and in the case of the UK Subsidiary, the UK Intercompany Note and the UK Intercompany Note Share Charge) to be executed by such Person and the transactions contemplated hereby and thereby;

            (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document (and in the case of the UK Subsidiary, the UK Intercompany Note and the UK Intercompany Note Share Charge) to be executed by such Person; and

            (c) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

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      SECTION 5.2.2. Amendment Effective Date Certificate. The Administrative
Agent shall have received the Amendment Effective Date Certificate, dated the Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties in all material respects of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct in all material respects (it being understood that the Borrower shall not have to certify as to any matter set forth in this Agreement to the extent that the determination thereof is to be made (as expressly provided for in this Agreement) by the Administrative Agent or any Lender). All documents and agreements required to be appended to the Amendment Effective Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

      SECTION 5.2.3. Material Adverse Change. There not having occurred any event, change or condition since December 31, 2005 that, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect.

      SECTION 5.2.4. Consummation of the UK Transaction. The Administrative Agent shall have received evidence reasonably satisfactory to it that all actions necessary to consummate the UK Transaction shall have been taken in accordance with all applicable law and in accordance with the terms of each applicable UK Transaction Document, and the Administrative Agent shall have received copies of each applicable UK Transaction Document (as well as all other closing documentation executed or delivered in connection therewith) executed and delivered by the parties thereto, which UK Transaction Documents shall be in form and substance reasonably satisfactory to the Administrative Agent. In furtherance of, and not in limitation of, the foregoing, the Administrative Agent shall have received evidence of and be reasonably satisfied with the items set forth below.

            (a) UK Intercompany Loan. Concurrently with the making of the Sterling Term Loans, the Borrower shall have applied all of the proceeds thereof to make a loan (the "UK Intercompany Loan") to the UK Subsidiary, and the UK Subsidiary shall have received the proceeds of the UK Intercompany Loan. The UK Intercompany Loan shall be evidenced by a secured promissory note (the "UK Intercompany Note") in form and substance reasonably satisfactory to the Administrative Agent. The UK Subsidiary shall have executed and delivered to the Borrower a charge over all of the issued and outstanding Capital Securities of the Target (the "UK Intercompany Note Share Charge") to secure all the obligations of the UK Subsidiary under the UK Intercompany Note, which charge shall be in form and substance reasonably satisfactory to the Administrative Agent, and shall have executed, delivered and filed all other documents and instruments and taken all other actions, as may be necessary in the reasonable opinion of the Administrative Agent and its counsel to perfect the security interests of the Borrower pursuant to the UK Intercompany Note Share Charge.

            (b) UK Equity Contribution. Concurrently with the making of the Sterling Term Loans, the Borrower shall have made an equity contribution to the UK Subsidiary in an amount equal to (pound)10,000,000 (the "UK Equity Contribution"), on terms and

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      conditions reasonably satisfactory to the Administrative Agent, and the UK
      Subsidiary shall have received the proceeds of the UK Equity Contribution.

            (c) UK Acquisition. Concurrently with the making of the Sterling Term Loans, the UK Acquisition shall have been consummated for a purchase price of approximately (pound)62,000,000 and, in connection therewith, the UK Subsidiary shall have acquired 100% of the issued and outstanding Capital Securities of the Target and the Target shall have become a wholly owned Subsidiary of the Borrower. The Purchase Agreement (as well as all other closing documentation executed or delivered in connection therewith) shall be in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have received the Compliance Certificate required under clause (b)(v) of Section 8.9 with respect to the UK Acquisition, and shall be reasonably satisfied with the capitalization, structure and equity ownership of the UK Subsidiary and its Subsidiaries after giving effect to the UK Acquisition.

      SECTION 5.2.5. Delivery of Sterling Term Notes. The Administrative Agent shall have received, for the account of each Sterling Term Loan Lender that has requested a Sterling Term Note in writing three Business Days prior to the Amendment Effective Date, such Sterling Term Loan Lender's Sterling Term Notes duly executed and delivered by an Authorized Officer of the Borrower.

      SECTION 5.2.6. Arranger's Fees, Closing Fees, Expenses, etc. The Administrative Agent shall have received, for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to the Fee Letter, and Sections 3.3 and 12.3 to the extent then invoiced.

      SECTION 5.2.7. Financial Information. The Administrative Agent shall have received:

            (a) (i) with respect to the Target, (A) audited balance sheets and related statements of income and cash flows for its fiscal years ending March 31, 2004 and March 31, 2005 and (B) unaudited balance sheets and related statements of income and cash flows for each of its subsequent fiscal quarters ended 30 days before the Amendment Effective Date and (ii) with respect to the Target's manufacturing business, (A) an unaudited statement of income for its fiscal year ending March 31, 2005 and (B) an unaudited statement of income for each of its subsequent fiscal quarters ended 30 days before the Amendment Effective Date, which financial statements, in each case, shall not be materially inconsistent with the financial statements or forecasts previously provided to the Administrative Agent and shall be prepared in accordance with generally accepted accounting principles then in effect in the United Kingdom.

            (b) a pro forma consolidated balance sheet and related pro forma consolidated statements of income and cash flows of the Parent as of and for the twelve-month period ended December 31, 2005, prepared after giving effect to the UK Transaction as if the UK Transaction had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other financial statements), which financial statements shall not be materially inconsistent with the Amendment Effective Date Projections.

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            (c) a detailed business plan for the Parent and its Subsidiaries for
      2006, and projections for the years 2005 - 2012, and for the quarters beginning with the first Fiscal Quarter of 2005 and through the fourth Fiscal Quarter of 2007, in form and substance reasonably satisfactory to the Administrative Agent.

      SECTION 5.2.8. Solvency, etc. The Administrative Agent shall have received a Solvency Certificate duly executed and delivered by the chief financial officer or chief accounting officer of the Parent (in his capacity as such Authorized Officer), certifying that each of the Parent, the Borrower and the Subsidiary Guarantors, individually, after giving effect to the UK Transaction and the other transactions contemplated hereby, is Solvent, dated as of the Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

      SECTION 5.2.9. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Administrative Agent and all Lenders, from

            (a) Dykema Gossett PLLC, New York, Michigan, Delaware and California counsel to the Obligors, in form and substance reasonably satisfactory to the Administrative Agent;

            (b) Eversheds LLP, English counsel to the Obligors and the UK Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent;

            (c) local counsel to the Obligors, in form and substance, and from counsel, in each case reasonably satisfactory to the Administrative Agent, from each state set forth on Item 5.1.9(c) of the Disclosure Schedule; and

            (d) Mayer, Brown, Rowe & Maw LLP, English counsel to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

      SECTION 5.2.10. Collateral Documents. The Administrative Agent shall have received:

            (a) the UK Share Charge, dated as of the Amendment Effective Date, duly executed and delivered by an Authorized Officer of the Borrower, together with the certificates evidencing all of the issued and outstanding Capital Securities charged pursuant to the UK Share Charge, which certificates shall be accompanied by an undated stock transfer form duly executed in blank, or, if any such shares of Voting Securities are uncertificated securities, the Collateral Trustee shall have obtained "control" (as defined in the UCC) over such shares of Capital Securities and such other instruments and documents as shall be necessary in the reasonable opinion of the Administrative Agent under applicable law to perfect (subject to certain Permitted Liens) the first priority security interest of the Collateral Trustee in such shares of Capital Securities;

            (b) the UK Intercompany Note, an undated note transfer form duly executed in blank, and the UK Intercompany Note Share Charge, in each case, duly executed and delivered by an Authorized Officer of the UK Subsidiary (provided that the Borrower shall (a) within five Business Days following the Amendment Effective Date submit, or

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      cause to be submitted, a duly executed stock transfer form in respect of the transfer of the Capital Securities of the Target to the UK Subsidiary, together with the appropriate fee, to HM Revenue & Customs and (b) within five Business Days following receipt of such form from HM Revenue & Customs, duly stamped, deliver to the Collateral Trustee a share certificate or certificates in respect of the Capital Securities of Target in the name of the UK Subsidiary, accompanied by undated stock transfer forms duly executed in blank);

            (c) certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party reasonably acceptable to the Administrative Agent, dated a date reasonably near to the Amendment Effective Date, listing effective financing statements which name each Obligor (under its present name and certain of its previous names) as the debtor and which are filed in certain of the jurisdictions in which filings were made pursuant to clause (a)(ii) of Section 5.1.1 or are to be made pursuant to Section 7.8, together with copies of such financing statements;

            (d) counterparts of a Mortgage Amendment, dated as of the Amendment Effective Date, encumbering each Mortgaged Property and Leasehold Property and duly executed by the respective Obligor holding a fee or leasehold interest in such Mortgaged Property or Leasehold Property, as applicable, in form for recording in the recording office of each political subdivision where such Mortgaged Property or Leasehold Property, as applicable, is located, together with

                  (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage Amendment as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to secure the Obligations, against the Mortgaged Property or Leasehold Property, as a valid, perfected first priority lien, subject to Permitted Liens;

                  (ii) evidence of the payment of (or satisfactory arrangements for the payment of) all Title Policy Date Down premiums, search and examination charges and related charges, mortgage recording taxes, fees, costs and expenses of filing of each Mortgage Amendment as may be necessary, in the reasonable opinion of the Administrative Agent, to secure the Obligations against the Mortgaged Property or Leasehold Property, as applicable, as a valid, perfected first priority lien, subject to Permitted Liens;

                  (iii) with respect to each Mortgage Amendment, a "date down endorsement" to each Title Policy which effectively brings the date of coverage on each Title Policy forward to the Amendment Effective Date, in each case in form and substance reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by such Mortgage Amendment, and such policy to be accompanied by evidence of the payment in full of all premiums thereon (each such date down, a "Title Policy Date Down"); and

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                  (iv) such other affidavits, certificates, approvals,
            agreements, waivers or documents as the Administrative Agent may reasonably request; and

            (e) evidence reasonably satisfactory to it that (i) the Lien granted to the Collateral Trustee, for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), in the Collateral (subject to certain Permitted Liens) continues to be a first priority (or local equivalent thereof) security interest, and (ii) no Lien exists on any of the Collateral (as defined in the Pledge and Security Agreement) other than Permitted Liens and the Lien created in favor of the Collateral Trustee, for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), pursuant to a Loan Document.

      SECTION 5.2.11. Affirmation and Consent. The Parent and each Subsidiary Guarantor shall have duly authorized, executed, acknowledged and delivered to the Administrative Agent the Affirmation and Consent, dated as of the Amendment Effective Date.

      SECTION 5.2.12. Insurance. The Administrative Agent shall have received certificates of the liability and property insurance policies, from one or more insurance companies reasonably satisfactory to the Administrative Agent, evidencing coverage with respect to the UK Subsidiary, its Subsidiaries and their respective properties required to be maintained pursuant to each Loan Document.

      SECTION 5.2.13. Approvals. All governmental, shareholder and third party consents and approvals required in connection with the consummation of the UK Transaction or any other transaction contemplated hereunder shall have been duly obtained and all applicable waiting periods shall have expired, without any action being taken by any competent authority that could reasonably be expected to restrain or prevent the UK Transactions or any other transactions contemplated hereunder.

      SECTION 5.2.14. PATRIOT Act Disclosures. The Administrative Agent and each Lender shall have received, at least five Business Days prior to the Amendment Effective Date, all PATRIOT Act Disclosures requested by them.

      SECTION 5.3. All Credit Extensions. The obligation of each Lender and each Issuer to make any Credit Extension shall be subject to the satisfaction or waiver of each of the conditions precedent set forth below.

      SECTION 5.3.1. Compliance with Warranties, No Default, etc. Both immediately before and immediately after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

            (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct (i) in the case of representations and warranties not qualified by references to "materiality" or a Material Adverse Effect, in all material respects and
      (ii) otherwise, in all respects, in each case with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations

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      and warranties shall be true and correct in all material respects as of such earlier date); and

            (b)   no Default shall have then occurred and be continuing.

      SECTION 5.3.2. Credit Extension Request, etc. The Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in
Section 5.3.1 are true and correct in all material respects.

      SECTION 5.3.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Obligor shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request, so long as, in the case of Credit Extensions following the initial Credit Extension, the Administrative Agent believes in good faith that a Default has occurred and is continuing or believes it necessary to confirm that the Obligors are in compliance with the Loan Documents.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Credit Parties to enter into this Agreement and to make Credit Extensions hereunder, each of the Parent and the Borrower represents and warrants as set forth in this Article.

      SECTION 6.1. Organization, etc. Each Obligor and the UK Subsidiary (i) is validly incorporated or organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, (ii) is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, and (iii) has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of clauses (ii) and (iii) above, where the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor and the UK Subsidiary of each Loan Document (and, in the case of the UK Subsidiary, the UK Intercompany Note and the UK Intercompany Note Share Charge) executed or to be executed by it, each such Obligor's and the UK Subsidiary's participation in the consummation of all aspects of the Transactions, and the execution, delivery and performance by the Borrower, or (if applicable) any other Obligor or the UK Subsidiary of the

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agreements executed and delivered by it in connection with the Transactions are in each case within each such Person's powers, have been duly authorized by all necessary action, and do not

            (a) contravene any (i) Organic Documents of any Obligor or the UK Subsidiary, (ii) contractual restriction binding on or affecting any Obligor or the UK Subsidiary (other than any such contractual restriction that shall have been waived on or prior to the Amendment Effective Date),
      (iii) court decree or order binding on or affecting any Obligor or the UK Subsidiary or (iv) law or governmental regulation binding on or affecting any Obligor or the UK Subsidiary; or

            (b) result in, or require the creation or imposition of, any Lien on any property of any Obligor or the UK Subsidiary (except as permitted or required by this Agreement).

      Each of the Parent, the Borrower, the UK Subsidiary and their respective Subsidiaries has complied in all material respects with all of their respective obligations under all material agreements to which the Parent, the Borrower, the UK Subsidiary or such other Subsidiary is a party, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

      SECTION 6.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those which have been, or on the Amendment Effective Date will be, duly obtained or made and which are, or on the Amendment Effective Date will be, in full force and effect) is required for the consummation of the Transactions or the due execution, delivery or performance by any Obligor of any Loan Document to which it is a party. None of the Parent, the Borrower or any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      SECTION 6.4. Validity, etc. Each Loan Document (and, in the case of the UK Subsidiary, the UK Intercompany Note and the UK Intercompany Note Share Charge) to which any Obligor or the UK Subsidiary is a party constitutes the legal, valid and binding obligation of such Obligor or the UK Subsidiary, as the case may be, enforceable against such Obligor in accordance with its respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

      SECTION 6.5. Financial Information. (a) The consolidated financial statements of the Parent and its Subsidiaries furnished to the Administrative Agent and each Lender pursuant to clause (a) of each of Sections 5.1.7 and 5.2.7), and the audited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of the Parent for the 2002, 2003 and 2004 and 2005 Fiscal Years, have been prepared in accordance with GAAP consistently applied, and present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

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      (b)   The pro forma consolidated balance sheets furnished to the
Administrative Agent and each Lender pursuant to clause (b) of each of Sections
5.1.7 and 5.2.7 fairly present in all material respects the pro forma estimated financial condition of the Parent and its Subsidiaries as of the date thereof.

      (c) All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information (other than projections) of each of the Parent, and its respective Subsidiaries furnished pursuant to Section 7.1 have been and will for periods following the Closing Date be prepared in accordance with GAAP consistently applied, and do or will present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

      (d) There are no material liabilities of any Obligor of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (i) liabilities provided for or disclosed in the financial statements referred to in clause (a) of Section 5.1.7 for the 2004 Fiscal Year or the notes thereto, (ii) liabilities that have been disclosed in the Disclosure Schedule, (iii) liabilities associated with any litigation, action, proceeding, application, petition to deny, complaint, investigation or labor controversy not required to be set forth on Item 6.7 of the Disclosure Schedule in order for the representation and warranty set forth in Section 6.7 to be true and correct, and (iv) liabilities arising in the ordinary course of business since December 31, 2004.

      SECTION 6.6. No Material Adverse Change. There has been no material adverse change in the business, assets, liabilities, operations, condition (financial or otherwise), operating results, or prospects of the Parent and its Subsidiaries, taken as a whole, since December 31, 2004.

      SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Parent or any of its Subsidiaries, threatened litigation, action, proceeding or labor controversy

            (a) except as disclosed in Item 6.7 of the Disclosure Schedule, affecting the Parent or any of its Subsidiaries or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, and no adverse development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed in such Item 6.7; or

            (b) which purports to affect the legality, validity or enforceability of any Loan Document or the Transactions.

      SECTION 6.8. Subsidiaries. Neither the Parent nor the Borrower have any Subsidiaries, except those Subsidiaries

            (a) existing on the Amendment Effective Date which are identified in Items 1.1(a) and 6.8 of the Disclosure Schedule, or

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            (b) which are permitted to have been organized or acquired in accordance with Section 8.5 or 8.9.

      Item 6.8 of the Disclosure Schedule (a) lists, with respect to each Subsidiary of the Parent, (i) the state or jurisdiction of such Subsidiary's incorporation or organization and (ii) the percentage of shares or interests of the Capital Securities of such Subsidiary owned by the Parent or another Subsidiary, (b) identifies each Subsidiary of the Parent which is a Foreign Subsidiary and (c) identifies each Immaterial Subsidiary. The Capital Securities of the Parent and each of its Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on Item 6.8 of the Disclosure Schedule, as of the date hereof, there is no existing option, warrant, call, right, commitment or other agreement to which the Parent or any of its Subsidiaries is a party requiring, and there is no membership interest or other Capital Securities of the Parent or any of its Subsidiaries outstanding upon which conversion or exchange would require, the issuance by the Parent or any of its Subsidiaries of any additional membership interests or other Capital Securities of the Parent or any of its Subsidiaries or other Capital Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Capital Securities of the Parent or any of its Subsidiaries.

      SECTION 6.9. Ownership of Properties. The Parent and each of its Subsidiaries owns (i) in the case of owned real property, good and marketable fee title to, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased or licensed real or personal property, valid and enforceable leasehold interests or license rights (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Permitted Liens, and except where the failure to do so with respect to any such property could not reasonably be expected to interfere in any material respect with the value or use of such property.

      SECTION 6.10. Taxes; Other Laws. Each of the Parent and its Subsidiaries has filed all Federal, State and other material Tax returns and reports required by law to have been filed by it and has paid all Taxes and governmental charges thereby shown to be due and owing, except any such Taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The Parent and its Subsidiaries have complied with all applicable laws, rules, regulations and orders (other than any relating to the payment of Taxes covered by the previous sentence), except to the extent the failure to comply with all such laws, rules, regulations and orders would not result in a Material Adverse Effect.

      SECTION 6.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the Closing Date and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Parent, the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 of the Disclosure Schedule, none of the Parent, the Borrower or any member of the Controlled Group

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has any contingent liability with respect to any post-retirement benefit under a
Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

      SECTION 6.12. Environmental Warranties. Except as set forth in Item 6.12 of the Disclosure Schedule:

            (a) all facilities and property (including underlying groundwater) owned or leased by the Parent, the Borrower or any of their respective Subsidiaries have been, and continue to be, owned or leased by the Parent, the Borrower and their respective Subsidiaries in material compliance with all Environmental Laws;

            (b) there have been no past, and there are no pending or threatened (in writing) (i) claims, complaints, notices or requests for information received by the Parent, the Borrower or any of their respective Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to the Parent, the Borrower or any of their respective Subsidiaries regarding potential liability under any Environmental Law, except, in the case of clauses (i) and (ii) of this Section 6.12(b), where the existence of any of the foregoing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

            (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Parent, the Borrower or any of their respective Subsidiaries that, individually or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

            (d) the Parent, the Borrower and each of their respective Subsidiaries have been issued and are in compliance in all material respects with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters;

            (e) no property now or previously owned or leased by the Parent, the Borrower or any of their respective Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

            (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Parent, the Borrower or any of their respective Subsidiaries that individually or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

            (g) none of the Parent, the Borrower or any of their respective Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Parent, the Borrower or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

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            (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Parent, the Borrower or any of their respective Subsidiaries that, individually or in the aggregate, have or could reasonably be expected to have, a Material Adverse Effect; and

            (i) no conditions exist at, on or under any property now or previously owned or leased by the Parent, the Borrower or any of their respective Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that has, or could reasonably be expected to have, a Material Adverse Effect.

      SECTION 6.13. Accuracy of Information; Projections. (a) None of the information (other than the Projections and forward-looking industry data) heretofore or contemporaneously furnished, when furnished, to any Secured Party by or on behalf of any Obligor or the UK Subsidiary in connection with any Loan Document or any transaction contemplated hereby (including the Transactions), taken together as a whole with all other information with which such Secured Party had previously been furnished, contained any untrue statement of a material fact, or omitted to state any material fact necessary to make such information not misleading in light of the circumstances under which furnished on the date such information was furnished, and no other information (other than the Projections and forward-looking industry data) hereafter furnished in connection with any Loan Document by or on behalf of any Obligor or the UK Subsidiary to any Secured Party, taken together as a whole with all other information with which such Secured Party has previously been furnished, will contain any untrue statement of a material fact or will omit to state any material fact necessary to make such information not misleading in light of the circumstances under which furnished on the date as of which such information is dated or certified.

      (b) The Projections and any other projections or forward-looking industry data furnished in connection with any Loan Document have been prepared in good faith based upon (other than in the case of forward-looking industry data) accounting principles consistent with the historical audited financial statements of the Parent and upon assumptions that are reasonable at the time made.

      SECTION 6.14. Regulations U and X. No Obligor is engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, Board Regulation U or Regulation X. Terms for which meanings are provided in Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

      SECTION 6.15. Solvency. The Transactions (including the execution and delivery by the Subsidiary Guarantors of the Subsidiary Guaranty) will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. Section 101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law relating to fraudulent transfers or fraudulent conveyances. Each of the Obligors, individually, both before and after giving effect to any Credit Extensions, is Solvent.

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      SECTION 6.16. Deposit Account and Cash Management Accounts. Set forth on
Item 6.16(a) of the Disclosure Schedule is a complete and accurate list, as of the Closing Date, of all Deposit Accounts of each Obligor and set forth on Item 6.16(b) of the Disclosure Schedule is a complete and accurate list, as of the Closing Date, of all Securities Accounts (as defined in the UCC) of each Obligor, if any.

      SECTION 6.17. Labor Matters. (a) Except as set forth in Item 6.17 of the Disclosure Schedule, none of the Parent, the Borrower or any of their respective Subsidiaries is a party to any material labor dispute and there are no strikes or walkouts relating to any labor contracts to which such Person is a party or is otherwise subject; (b) there is no unfair labor practice complaint pending against the Parent, the Borrower or any of their respective Subsidiaries or, to the knowledge of the Parent or the Borrower, threatened against any of them, before the National Labor Relations Board that could reasonably be expected to have a Material Adverse Effect; (c) there is no grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement pending against the Parent, the Borrower or any of their respective Subsidiaries or, to the knowledge of the Parent or the Borrower, threatened in writing against any of them that could reasonably be expected to have a Material Adverse Effect; (d) no slowdown or stoppage is pending against the Parent, the Borrower or any of their respective Subsidiaries, or to the knowledge of the Parent or the Borrower, threatened against the Parent, the Borrower or any of their respective Subsidiaries, that could reasonably be expected to have a Material Adverse Effect; (e) none of the Parent, the Borrower or any of their respective Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect; and (f) except as set forth in Item 6.17 of the Disclosure Schedule (none of which items disclosed therein, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect), there are no pending or threatened (in writing) claims, complaints, notices, inquiries or requests for information received by the Parent, the Borrower or any of their respective Subsidiaries with respect to any alleged violation of, or potential liability under, any law relating to employee health and safety (including the Occupational Safety and Health Act, 29 U.S.C.A. Section 651 et seq.) which could reasonably be expected to result in a Material Adverse Effect. As of the Closing Date, no Obligor is a party to or bound by any collective bargaining agreement.

      SECTION 6.18. UK Pension Matters. Except for the Caledonian Mining Company Limited No. 1 Retirement Benefits Scheme and the Caledonian Mining Company Limited No. 2 Retirement Benefits Scheme:

            (a) neither the UK Subsidiary nor any of its Subsidiaries is or, to the knowledge of either the Parent or the Borrower, has at any time been an employer (for the purposes of Sections 38 to 51 of the UK Pensions Act) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993, as amended from time to time and in effect in the United Kingdom); and

            (b) neither the UK Subsidiary nor any of its Subsidiaries is or has at any time since April 27, 2004, been "connected" with or an "associate" of (as those terms are used in Sections 39 and 43 of the UK Pensions Act) such an employer.

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      SECTION 6.19. UK Financial Assistance. No Obligor or the UK Subsidiary is
required to follow the procedures set out in Sections 151 to 158 of the UK Companies Act 1985 in connection with the execution and delivery of any of the UK Transaction Documents to which it is a party and to perform its obligations thereunder.

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

      Each of the Parent and the Borrower covenants and agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, the Parent and the Borrower will, and will cause their respective Subsidiaries to, perform or cause to be performed the obligations set forth below.

      SECTION 7.1. Financial Information, Reports, Notices, etc. The Parent will furnish the Administrative Agent with copies of the following financial statements, reports, notices and information:

            (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Parent and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct in all material respects, by the chief financial officer or chief accounting officer of the Parent (subject to normal year end adjustments);

            (b) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the consolidated balance sheets of the Parent and its Subsidiaries, and the related consolidated statements of income and cash flow of the Parent and its respective Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Administrative Agent;

            (c) concurrently with the delivery of the financial information pursuant to clauses (a) and (b), a Compliance Certificate, executed by the chief financial officer or chief accounting officer of the Parent, (i) showing compliance with the financial covenants set forth in Section 8.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Parent, the Borrower or an Obligor has taken or proposes to take with respect thereto), (ii) stating that no Subsidiary has been formed or acquired, and no subsidiary has ceased to be an Immaterial Subsidiary, since the delivery of the last Compliance Certificate (or, if a Subsidiary has been formed or acquired, or a Subsidiary has ceased to be an Immaterial Subsidiary, since the delivery of the last Compliance Certificate, a statement that such Subsidiary has complied in all material respects with

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      Section 7.8), and (iii) in the case of a Compliance Certificate delivered concurrently with the financial information pursuant to clause (b), a calculation of Excess Cash Flow;

            (d) as soon as available and in any event no later than the earlier to occur of (i) 30 days after the approval thereof by the Board of Directors of the Parent and (ii) 90 days after the first day of the Fiscal Year of the Parent, an annual budget, prepared on a monthly basis for such Fiscal Year and containing consolidated projected financial statements (including balance sheets and statements of operations and cash flows) of the Parent, the Borrower and their respective Subsidiaries, prepared in a manner consistent with the Amendment Effective Date Projections;

            (e) as soon as possible and in any event within three Business Days after the Parent, the Borrower or any other Obligor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Parent setting forth details of such Default and the action which the Parent, the Borrower or such Obligor has taken and proposes to take with respect thereto;

            (f) as soon as possible and in any event within three Business Days after the Parent, the Borrower or any other Obligor obtains knowledge of
      (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Item 6.7 of the Disclosure Schedule, (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7, or (iii) the occurrence of a Material Adverse Effect, notice thereof and, to the extent the Administrative Agent reasonably requests, copies of all documentation relating thereto;

            (g) promptly upon becoming aware of (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by any Obligor of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

            (h) promptly upon receipt thereof, copies of all "management letters" submitted to the Parent, the Borrower, or any other Obligor by the independent public accountants referred to in clause (b) of this
      Section 7.1 in connection with each audit made by such accountants;

            (i) promptly (i) if the Parent or the Borrower obtains knowledge that one or more of the Parent, the Borrower or any Person which owns, directly or indirectly, any Capital Securities of the Parent or the Borrower or any other holder at any time of any direct or indirect equitable, legal or beneficial interest therein is the subject of any of the Terrorism Laws, the Parent or the Borrower, as applicable, will notify the Administrative Agent and (ii) upon the request of any Lender, the Parent and the Borrower will provide

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      any information such Lender believes is reasonably necessary to be delivered to comply with the PATRIOT Act; and

            (j) such other financial and other information as any Lender or Issuer through the Administrative Agent may from time to time reasonably request (including information and reports in such detail as the Administrative Agent may reasonably request with respect to the terms of and information provided pursuant to the Compliance Certificate).

      SECTION 7.2. Maintenance of Existence; Compliance with Contracts, Laws, etc. Each of the Parent and the Borrower will, and will cause each of their respective Subsidiaries to:

            (a) preserve and maintain its legal existence and qualification as a foreign corporation in each jurisdiction where the nature of its business or the location of its assets requires it to be so qualified (except in the case of any Immaterial Subsidiary or as otherwise permitted by Section 8.9);

            (b) perform in all material respects their obligations under material agreements to which the Parent, the Borrower or a Subsidiary (other than any Immaterial Subsidiary) is a party;

            (c) comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent) of all Taxes, imposed upon the Parent, the Borrower or a Subsidiary or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Parent, the Borrower or a Subsidiary, as applicable; and

            (d) ensure that no portion of the Loans will be used, disbursed or distributed for any purpose, or to any Person, directly or indirectly, in violation of any of the Terrorism Laws and take all necessary action to comply with all Terrorism Laws with respect thereto.

      SECTION 7.3. Maintenance of Properties. Each of the Parent and the Borrower will, and will cause each of their respective Subsidiaries to, maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Parent, the Borrower and their respective Subsidiaries may be properly conducted at all times, unless the Parent, the Borrower or such Subsidiary determines in good faith that the continued maintenance of such property is no longer economically desirable, necessary or useful to the business of the Parent, the Borrower or any of their respective Subsidiaries or the Disposition of such property is otherwise permitted by Sections 8.9 or 8.10.

      SECTION 7.4. Insurance. Each of the Parent and the Borrower will, and will cause each of their respective Subsidiaries (other than any Immaterial Subsidiary) to maintain:

            (a) insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those

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      deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Parent, the Borrower and their respective Subsidiaries; and

            (b) all worker's compensation, employer's liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business;

provided that, in any event, the Parent and the Borrower will maintain at a minimum (with respect to itself and each of their respective Subsidiaries) insurance (including loss of use of operating facilities and business interruption insurance) against loss (including loss of profits) and damage covering substantially all of the tangible real and personal property and improvements of the Parent and each of its Subsidiaries by reason of any Insured Peril (as defined below), as shall be reasonable and customary and sufficient to prevent the insured named therein from becoming a co-insurer of any loss under such policy. For purposes hereof, the term "Insured Peril" shall mean, collectively, all risks (as such term is customarily used in the market for insurance) of physical loss including flood, earthquake and windstorm in the jurisdictions where the properties owned or operated by the Parent, the Borrower or any of their respective Subsidiaries are located.

      Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Collateral Trustee on behalf of the Secured Parties as mortgagee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification of the policies will be made without thirty days' prior written notice to the Collateral Trustee and Administrative Agent, and
(ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

      SECTION 7.5. Books and Records. Each of the Parent and the Borrower will, and will cause each of their respective Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect in all material respects all of its business affairs and transactions and permit each Secured Party or any of their respective representatives, at reasonable times and intervals and upon reasonable notice to the Parent and the Borrower, to visit each Obligor's offices, to discuss such Obligor's financial matters with its officers and employees, and its independent public accountants (and each of the Parent and the Borrower hereby authorizes such independent public accountant to discuss each Obligor's financial matters with the Administrative Agent or any of its representatives whether or not any representative of such Obligor is present; provided that the Parent and Borrower shall have been given reasonable prior notice of such discussions so that such Obligor may be present) and to examine (and photocopy extracts from) any of such Person's books and records. The Borrower shall pay any fees of such independent public accountant incurred in connection with any Secured Party's exercise of its rights pursuant to this Section.

      SECTION 7.6. Environmental Laws. Each of the Parent and the Borrower will, and will cause each of their respective Subsidiaries to,

            (a) use and operate all of its and their facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals,

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      certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

            (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws that, if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and shall promptly resolve any non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law.

      SECTION 7.7. Use of Proceeds. The Parent and the Borrower will apply the proceeds of (a) the Credit Extensions (other than the Sterling Term Loan) to consummate the Original Transaction and for working capital and general corporate purposes of the Obligors, (b) the Sterling Term Loan to consummate the UK Transaction and (c) any Incremental Term Loans for Permitted Acquisitions and as otherwise permitted in the applicable Incremental Term Loan Assumption Agreement.

      SECTION 7.8. Subsidiary Guarantors, Security, etc. Subject to the succeeding provisions of this Section, each of the Parent and the Borrower will, and will cause each Subsidiary (other than any Immaterial Subsidiary) to, execute any documents, Filing Statements, agreements and instruments, and take all further action (including filing Mortgages) that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Permitted Liens) of the Liens created or intended to be created by the Loan Documents; provided that no Foreign Subsidiary shall be required to take any such actions if to do so would result in adverse tax consequences to the Parent, the Borrower or their respective Subsidiaries. The Parent and the Borrower will cause any subsequently acquired or organized Subsidiary (other than any Immaterial Subsidiary), and any Subsidiary that ceases to be an Immaterial Subsidiary, to execute a supplement (in form and substance reasonably satisfactory to the Administrative Agent) to the Subsidiary Guaranty and each other applicable Loan Document in favor of the Secured Parties; provided that
(i) no Foreign Subsidiary shall be required to execute such supplement or any other such Loan Document if to do so would result in adverse tax consequences to the Parent, the Borrower or their respective Subsidiaries and (ii) no Subsidiary formed solely for the purpose of consummating a Disposition permitted under clause (d), (e) or (f) of Section 8.10 shall be required to execute such supplement or any other such Loan Document. In addition, from time to time, the Parent and the Borrower will, at their cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall designate (it being agreed that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Parent, the Borrower and each of their Domestic Subsidiaries, other than Immaterial Subsidiaries, and it also being understood that, in determining whether to obtain any such security, the Administrative Agent shall take into consideration the cost of obtaining such security in relation to the benefit to the Lenders of obtaining such security); provided that none

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of the Parent, the Borrower or their respective Subsidiaries shall be required to pledge (i) more than 65% of the Voting Securities of any Foreign Subsidiary unless such pledge would not result in adverse tax consequences to the Parent, the Borrower or their respective Subsidiaries or (ii) any of the Capital Securities of any Subsidiary formed solely for the purpose of consummating a Disposition permitted under clause (d), (e) or (f) of Section 8.10. Such Liens will be created under the Loan Documents in form and substance reasonably satisfactory to the Administrative Agent, and the Parent and the Borrower, as applicable, shall deliver, or cause to be delivered, to the Administrative Agent all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Administrative Agent shall reasonably request to evidence compliance with this Section.

      SECTION 7.9. Maintenance of Corporate Separateness. Each of the Parent and the Borrower will, and will cause each of their respective Subsidiaries to, satisfy customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings and the maintenance of corporate offices and records. None of the Parent, the Borrower or any of their respective Subsidiaries shall knowingly take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of any Subsidiary Guarantor which is a direct Subsidiary of the Parent, the Borrower or any Subsidiary which is not a Subsidiary Guarantor being ignored by any court of competent jurisdiction, or in the assets and liabilities of the Parent, the Borrower or any Subsidiary which is not a Subsidiary Guarantor being substantively consolidated with those of any Subsidiary Guarantor in a bankruptcy, reorganization or other insolvency proceeding.

      SECTION 7.10. Maintenance of Rating of Loans. Each of the Parent and the Borrower will cause a senior secured credit rating with respect to the Loans from each of S&P and Moody's to be available at all times until the later to occur of (a) the US Term Loan Maturity Date and (b) the Synthetic Facility Maturity Date.

      SECTION 7.11. Cash Management. Except as set forth in the proviso to this Section, the Borrower will, and will cause each Subsidiary Guarantor to, deposit, or cause to be deposited, promptly, and in any event no later than the end of the Business Day immediately following receipt thereof, all of such Person's Collections into Deposit Accounts and/or Securities Accounts that are subject to a Control Agreement; provided that at no time shall more than $15,000,000 in the aggregate of the cash and Cash Equivalent Investments of the Obligors be held other than in Deposit Accounts and/or Securities Accounts that are subject to a Control Agreement.

      SECTION 7.12. Post-Closing Obligations. (a) With respect to the properties set forth in Item 5.1.11(b)(iii) of the Disclosure Schedule, each of which is leased by an Obligor (each such property, a "Consent Required Leased Property"), the Borrower shall use commercially reasonable efforts to obtain a landlord's lien waiver and consent to mortgage ("Lien Waiver and Consent"), duly executed by the landlord of such Consent Required Leased Property and the applicable Obligor, in form and substance reasonably acceptable to the Administrative Agent, within 90 days following the Closing Date (the "Due Date"); provided that the failure to obtain any Lien Waiver and Consent shall not constitute a Default or Event of Default. Upon the Borrower's receipt of each fully executed Lien Waiver and Consent, the Borrower shall promptly deliver a copy thereof to the Collateral Trustee, and within 30 days (or such later date or dates as

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determined by the Administrative Agent in its reasonable discretion) following the date of such receipt, the Borrower shall deliver to the Collateral Trustee

            (i) an executed counterpart of a Mortgage, dated as of the date of the Lien Waiver and Consent, encumbering the Consent Required Leased Property which is the subject of the Lien Waiver and Consent;

            (ii) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent or Collateral Trustee, desirable effectively to create a valid, perfected first priority Lien, subject to Permitted Liens, against the Consent Required Leased Property purported to be covered thereby;

            (iii) evidence of the payment of (or satisfactory arrangements for the payment of) all Title Policy premiums, search and examination charges and related charges, mortgage recording taxes, fees, costs and expenses of filing of each such Mortgage as may be necessary, in the reasonable opinion of the Administrative Agent, to create a valid, perfected first priority Lien against the Consent Required Leased Property identified in such Mortgage, subject only to Permitted Liens;

            (iv) a Title Policy with respect to each such Mortgage;

            (v) with respect to each such Mortgage, such UCC financing statements as may be necessary to perfect the Lien of the Collateral Trustee, for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), on the fixtures granted in such Mortgage;

            (vi) opinions of counsel to the Obligors in each jurisdiction where any such Consent Required Leased Property is located, in each case in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent;

            (vii) a Survey with respect to each such Consent Required Leased Property; and

            (viii) such other affidavits, certificates, approvals, opinions or documents as the Administrative Agent may reasonably request.

      (b) With respect to the Mortgaged Properties set forth in Item 5.1.11(b)(iii) of the Disclosure Schedule, each of which is leased by an Obligor (each such property, a "Free Leased Property"), the Borrower shall use commercially reasonable efforts to obtain a Lien Waiver and Consent, duly executed by the landlord of such Free Leased Property and the applicable Obligor, in form and substance reasonably acceptable to the Administrative Agent by the Due Date; provided that the failure to obtain any Lien Waiver and Consent shall not constitute a Default or Event of Default; provided further that, if the Borrower shall be unable to obtain a Lien Waiver and Consent with respect to a Free Leased Property by the Due Date, then, such Due Date with respect to such Free Leased Property may be extended by the Administrative Agent to a later date in its reasonable discretion.

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

      (c) It is acknowledged and agreed that (i) with respect to the Lake City, Florida site identified in Item 5.1.11(b)(iii) of the Disclosure Schedule, the Borrower has used its commercially reasonable efforts in compliance with this Section to obtain a Lien Waiver and Consent and delivery of such Lien Waiver and Consent and other related deliverables pursuant to clauses (a)(i) through (viii) above shall not be required; (ii) with respect to the Sangerfield, New York and Woodland, California sites identified in Item 5.1.11(b)(iii) of the Disclosure Schedule, the Borrower has satisfied the requirements of this Section; and (iii) with respect to each of the Corona, California and Bartow, Florida sites identified in Item 5.1.11(b)(iii) of the Disclosure Schedule, (A) the Borrower has satisfied the requirements of this Section and (B) the Title Policy insurance coverage amounts shall be limited to $500,000 for each such site and the amount secured by the Mortgage encumbering the Bartow, Florida site shall not exceed $500,000.

      SECTION 7.13. UK Pension Matters. (a) The Parent and the Borrower shall ensure that all pension schemes operated by or maintained for the benefit of the UK Subsidiary and its Subsidiaries and any of their employees are funded in accordance with the minimum funding requirement under Section 56 of the Pensions Act 1995 or the statutory funding objective under Section 222 of the UK Pensions Act and that no action or omission is taken by the UK Subsidiary or any of its Subsidiaries in relation to such a pension scheme which has or is reasonably likely to have a Material Adverse Effect (including the termination or commencement of winding-up proceedings of any such pension scheme or the UK Subsidiary ceasing to employ any member of such a pension scheme).

      (b) Except for the Caledonian Mining Company Limited No. 1 Retirement Benefits Scheme and the Caledonian Mining Company Limited No. 2 Retirement Benefits Scheme, the Parent and the Borrower shall ensure that neither the UK Subsidiary nor any of its Subsidiaries is or will become an employer (for the purposes of Sections 38 to 51 of the UK Pensions Act) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pension Schemes Act 1993) or "connected" with or an "associate" of (as those terms are under in Sections 39 or 43 of the UK Pensions Act) such an employer.

      (c) The Parent, Borrower or UK Subsidiary shall deliver to the Agent at such times as those reports are prepared in order to comply with the then current statutory or auditing requirements (as applicable either to the trustees of any relevant schemes or to the UK Subsidiary), actuarial reports in relation to all pension schemes mentioned in clause (a) above.

      (d) The Parent, Borrower or UK Subsidiary shall promptly notify the Agent of any material change in the rate of contributions to any pension schemes mentioned in clause (a) above paid or recommended to be paid (whether by the scheme actuary or otherwise) or required (by law or otherwise).

      (e) The Parent, Borrower or UK Subsidiary shall immediately notify the Agent of any investigation or proposed investigation by the Pensions Regulator (that any of them become aware of) which may lead to the issue of a Financial Support Direction or a Contribution Notice to the UK Subsidiary.

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

      (f) The Parent, Borrower or UK Subsidiary shall immediately notify the Agent if the UK Subsidiary receives a Financial Support Direction or a Contribution Notice from the Pensions Regulator.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

      Each of the Parent and the Borrower covenants and agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, the Parent and the Borrower will, and will cause their respective Subsidiaries to, perform or cause to be performed the obligations set forth below.

      SECTION 8.1. Business Activities. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably related, ancillary, complimentary or incidental thereto.

      SECTION 8.2. Indebtedness. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries (other than Immaterial Subsidiaries) to, create, incur, assume or permit to exist any Indebtedness, other than:

            (a) Indebtedness in respect of the Obligations;

            (b) Indebtedness existing as of the Closing Date which is identified in Item 8.2(b) of the Disclosure Schedule;

            (c) Indebtedness (i) incurred in the ordinary course of business of the Borrower or any of its Subsidiaries (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 120 days or, if overdue for more than 120 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Borrower or such Subsidiary), (ii) in respect of performance bonds, workers' compensation claims, surety, statutory, bid or appeal bonds, completion guarantees or reimbursement obligations with respect to self-insurance or similar obligations, in each case provided in the ordinary course of business and (iii) in respect of reimbursement or indemnification obligations owed to (including in respect of letters of credit obtained for the benefit of) any Person with respect to (x) workers' compensation, health, disability or other employee benefits or
      (y) property, casualty or liability insurance, provided by such Person to the Borrower or any of its Subsidiaries, in the case of each of clauses
      (x) and (y), in the ordinary course of business; but excluding (in the case of each of clauses (i), (ii) and (iii)) Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect of Indebtedness so incurred;

            (d) Indebtedness of the Borrower or any of its Subsidiaries (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance repairs, improvements or additions to property, or the acquisition of property of the Borrower and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of the Borrower or its Subsidiaries; provided, that, such Indebtedness is incurred within 120 days following the acquisition of such property, and (iii) in respect of Capitalized Lease Liabilities; provided that the aggregate amount of all Indebtedness outstanding pursuant to this clause shall not at any time exceed $35,000,000;

            (e) Indebtedness of any Subsidiary of the Parent owing to the Parent or any of its other Subsidiaries, or Contingent Liabilities of the Parent or any of its Subsidiaries incurred with respect to the Indebtedness of any other such Subsidiary, which Indebtedness

                  (i) shall, if payable to the Parent, the Borrower or a
            Subsidiary Guarantor, be evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Collateral Trustee Agent pursuant to a Loan Document, and shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash or pursuant to a Permitted Refinancing (provided that only the amount repaid in part shall be discharged); and

                  (ii) if (x) incurred by a Subsidiary (other than any CDC
            Subsidiary) of the Borrower that is not a Subsidiary Guarantor owing to an Obligor, or (y) a Contingent Liability incurred by an Obligor with respect to the Indebtedness of a Subsidiary (other than any CDC Subsidiary) of the Borrower that is not a Subsidiary Guarantor, shall not, in the case of both clauses (x) and (y) (when aggregated with the amount of Investments made by way of contributions to capital or purchases of Capital Securities by the Borrower and the Subsidiary Guarantors in Subsidiaries (other than any CDC Subsidiary) which are not Subsidiary Guarantors under clause (y) of the proviso to clause (e) of Section 8.5), less Investment Returns, exceed $40,000,000 in the aggregate at any time;

            (f) Indebtedness of San Jose Advantage Homes, Inc. under Floor Plan Financing Lines in an aggregate amount not exceeding $50,000,000 at any time;

            (g) Indebtedness incurred in respect of Permitted Receivables Transactions;

            (h) Indebtedness of a Person existing at the time such Person became a Subsidiary of the Borrower, but only if such Indebtedness was not created or incurred in contemplation of such Person becoming such a Subsidiary and the aggregate outstanding amount of all Indebtedness existing pursuant to this clause does not exceed $25,000,000 at any time;

            (i) Hedging Obligations of the Borrower or any of its Subsidiaries in respect of the Credit Extensions or otherwise entered into by the Borrower or such Subsidiary to hedge against interest rate or currency exchange rate fluctuations, in each case arising in the ordinary course of business of the Borrower and its Subsidiaries and not for speculative purposes;

            (j) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts;

            (k) Indebtedness that is subordinated (on terms reasonably satisfactory to the Administrative Agent) to the Obligations in respect of the deferred portion of the purchase price of a Permitted Acquisition that does not require the payment of any cash interest or principal prior to six months after the maturity of the US Term Loans ("Permitted Seller Debt") and Indebtedness consisting of Deferred Acquisition Obligations; provided that any Deferred Acquisition Obligations are unsecured and subordinated in right of payment to the Obligations and on terms reasonably satisfactory to the Administrative Agent;

            (l) other Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness of Foreign Subsidiaries owing to the Borrower or Subsidiary Guarantors) in an aggregate amount at any time outstanding not to exceed $25,000,000;

            (m) Permitted Refinancings of the Indebtedness listed above (other than Indebtedness of the type permitted under clause (a) hereof; provided that, in the case of any Permitted Refinancing of any Indebtedness under the 2009 Notes, the Indebtedness refinancing or modifying the Indebtedness under the 2009 Notes shall not provide for any payments, repayments, purchases or repurchases of principal prior to the date that is seven and one-half years after the Closing Date; and

            (n) Indebtedness of the UK Subsidiary in respect of the UK Intercompany Loan.

provided, however, that no Indebtedness otherwise permitted by clauses (d),
(e)(ii), (f), (g), (h), (i), (k), (l) or (m) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

      SECTION 8.3. Liens. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries (other than Immaterial Subsidiaries) to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except (solely, other than with respect to clause
(a) below, in the case of the Borrower and its Subsidiaries) the following (each, a "Permitted Lien"):

            (a) Liens securing payment of the Obligations and Liens securing payment of the 2009 Notes to the extent provided in the Collateral Trust Agreement;

            (b) Liens existing as of the Closing Date and disclosed in Item 8.3(b) of the Disclosure Schedule securing Indebtedness described in clause (b) of Section 8.2, and refinancings of such Indebtedness; provided that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Closing Date (as such Indebtedness may have been permanently reduced subsequent to the Closing Date);

            (c) Liens securing Indebtedness of the type permitted under clause
      (d) of Section 8.2; provided that (i) such Lien is granted within 120 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of the applicable property, improvements or equipment at the time of such acquisition (or construction) and (iii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;

            (d) Liens securing Indebtedness permitted by clause (h) of Section 8.2; provided that such Liens existed prior to such Person becoming a Subsidiary, were not created in anticipation thereof and attach only to specific tangible assets of such Person (and not assets of such Person generally);

            (e) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (f) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits (other than Liens under ERISA), or to secure performance of or in connection with tenders, statutory obligations, bids, self-insurance arrangements, surety bonds, statutory or appeal bonds, performance bonds, contested taxes or import duties, leases or similar obligations (other than for borrowed money) entered into in the ordinary course of business;

            (g) judgment Liens which are being contested in good faith and which do not otherwise result in an Event of Default under Section 9.1.6;

            (h) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title, encroachments, encumbrances disclosed by surveys, and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached; and

            (i) Liens for Taxes not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

            (j) leases, subleases, licenses and sublicenses granted to third parties in the ordinary course of business, in each case not interfering in any material respect with the operations or business of the Borrower and its Subsidiaries;

            (k) landlord Liens arising under any lease contracts entered into by the Borrower or any of its Subsidiaries in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (l) statutory Liens of depository or collecting banks on items in collection and any accompanying documents or the proceeds thereof;

            (m) Liens securing Indebtedness of the type permitted by clauses
      (f), (g) or (i) of Section 8.2;

            (n) Liens arising from precautionary UCC financing statement filings regarding operating leases;

            (o) extensions, renewals and replacements of any of the foregoing Liens to the extent and for so long as the Indebtedness secured thereby remains outstanding;

            (p) other Liens on assets of the Borrower and its Subsidiaries provided that the fair market value of the property encumbered by Liens described in this clause, and the Indebtedness and other obligations secured thereby, does not exceed $7,500,000;

            (q) customary rights of setoff upon deposits of cash in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business;

            (r) Liens in favor of customs and revenue authorities arising as a matter of law or pursuant to a bond to secure payment of customs duties in connection with the importation of goods;

            (s) Liens securing reimbursement obligations under commercial letters of credit permitted hereunder and issued for the account of the Borrower or any of its Subsidiaries in the ordinary course of business; provided that such Liens secure solely the assets whose purchase the applicable Letter of Credit is supporting; and

            (t) Liens securing Indebtedness permitted by clause (n) of Section 8.2.

      SECTION 8.4. Financial Condition and Operations. The Parent and the Borrower will not permit any of the events set forth below to occur.

            (a) The Parent and the Borrower will not permit the Leverage Ratio as of the last day of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such period:

                FISCAL QUARTER                           LEVERAGE RATIO
----------------------------------------------           --------------
The fourth Fiscal Quarter of 2005 and the
first and second Fiscal Quarters of 2006                     4.00:1

The third and fourth Fiscal Quarters of 2006                 3.50:1

The first, second and third Fiscal Quarters of
2007                                                         3.25:1

The fourth Fiscal Quarter of 2007                            3.00:1

Each Fiscal Quarter thereafter                               2.75:1

            (b) The Parent and the Borrower will not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter to be less than 3.00:1.

      SECTION 8.5. Investments. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries (other than Immaterial Subsidiaries) to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

            (a) Investments existing as of the Closing Date and identified in
      Item 8.5(a) of the Disclosure Schedule;

            (b) Cash Equivalent Investments;

            (c) Investments received in connection with the bankruptcy or reorganization of, or a composition or readjustment of debts, or settlement of delinquent accounts and disputes with customers and suppliers, in each case in the ordinary course of business;

            (d) the UK Equity Contribution and Investments permitted as (i) Capital Expenditures pursuant to Section 8.7 (including any such Investments which would otherwise constitute Capital Expenditures but for the operation of clause (i) of the proviso to the definition of "Capital Expenditures"), (ii) Indebtedness pursuant to Section 8.2 (including the UK Intercompany Loan) and (iii) Restricted Payments pursuant to Section 8.6;

            (e) Investments by the Parent in any of its Subsidiaries or by any Subsidiary of the Parent in any other Subsidiary of the Parent; provided that the sum of (x) the aggregate amount of intercompany loans made, and Contingent Liabilities incurred, pursuant to clause (e)(ii) of Section 8.2 plus (y) the aggregate amount of Investments under this clause by way of contributions to capital or purchases of Capital Securities made by Obligors in Subsidiaries (other than any CDC Subsidiaries) that are not Subsidiary Guarantors, minus (z) Investment Returns, shall not exceed the amount set forth in clause (e)(ii) of Section 8.2 at any time;

            (f) Investments made by the Parent, the Borrower and their respective Subsidiaries that constitute (i) accounts receivable arising,
      (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

            (g) Investments made by the Parent, the Borrower and their Subsidiaries constituting the UK Acquisition or Permitted Acquisitions permitted pursuant to Section 8.9;

            (h) Investments consisting of the deferred portion of the sales price received, in cash or otherwise, by the Borrower or any Subsidiary in connection with any Disposition permitted under Section 8.10;

            (i) Investments made with Net Casualty Proceeds or Net Disposition Proceeds in accordance with the provisions of clause (f) of Section 3.1.1;

            (j) Investments in respect of loans and advances made by the Parent and its Subsidiaries in the ordinary course of business and consistent with past practices to their respective employees, including for moving, travel and emergency expenses and other similar expenses or for income tax liabilities, so long as the aggregate principal amount thereof at any one time outstanding (determined without regard to any write-downs or write-offs of such loans and advances), less Investment Returns, does not exceed $2,000,000 in the aggregate for all employees;

            (k) Investments in Persons engaged in the retail sale of the Borrower's and its Subsidiaries' inventory, in the ordinary course of business consistent with industry practices, less Investment Returns, not to exceed $5,000,000 outstanding at any time;

            (l) Investments made in connection with the purchase of assets pursuant to Repurchase Obligations; and

            (m) other Investments made by the Borrower and its Subsidiaries, less Investment Returns, (i) in an amount not to exceed $10,000,000 over the term of this Agreement and (ii) so long as the Leverage Ratio as at the end of the Fiscal Quarter most recently completed prior to the making of such Investment with respect to which, pursuant to Section 7.1, financial statements have been, or are required to have been, delivered by the Parent, was 2.5:1 or less, in an amount not to exceed the Cash Flow Basket at the time of making such Investment (provided that, after giving effect to any such Investment pursuant to this subclause (ii), (x) the Borrower and the Subsidiary Guarantors shall have Liquidity of at least $35,000,000 and (y) before making any such Investment (or series of related Investments) in an amount exceeding $2,500,000, the Administrative Agent shall have received a Compliance Certificate executed by the chief financial officer of the Borrower certifying and, if reasonably requested by the Administrative Agent, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) that on a historical pro forma basis (after giving effect to such Investment and related transactions and all Investments and related transactions made pursuant to this subclause prior thereto during the applicable periods thereunder) as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1, financial statements have been, or are required to have been, delivered by the Parent, the Parent would be in compliance with clause (b) of Section 8.4 and would have a Leverage Ratio of 2.5:1 or less, in each case as of the last day of such Fiscal Quarter);

provided, however, that

                  (i) any Investment which when made complies with the
            requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                  (ii) no Investment otherwise permitted by clause (e) (to the extent constituting an Investment by an Obligor in a Subsidiary that is not a Subsidiary Guarantor)), (g), (h), (j), (k), (l) or (m) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

"Investment Returns" means, with respect to any Investment by the Parent or any of its Subsidiaries in any Person after the Closing Date pursuant to clauses
(e), (j), (k) or (m) of this Section 8.5 or clause (e)(ii) of Section 8.2, cash received by the Parent or any of its Subsidiaries from such Person after the making of such Investment (but in an aggregate amount not exceeding the amount of such Investment), other than interest, dividends or other distributions not in the nature of a return or repurchase of capital or a repayment of principal.

      SECTION 8.6. Restricted Payments, etc. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, except:

            (a) Restricted Payments payable by any non-wholly owned Subsidiary to its shareholders or members generally, so long as the Borrower or a Subsidiary Guarantor receives, directly or indirectly, a pro rata share of such dividends (based upon the aggregate equity interests of such non-wholly owned Subsidiary held by the Borrower and its Subsidiaries);

            (b) Restricted Payments payable (i) by any Subsidiary to the Borrower or any other Subsidiary Guarantor (that is a wholly owned Subsidiary) or (ii) by any Subsidiary that is not a Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor;

            (c) so long as a Default has not occurred and is not continuing, Parent or the Borrower may redeem or repurchase Capital Securities of the Parent or the Borrower, respectively, held by officers, directors or employees of the Parent or any of its Subsidiaries following the termination of employment or service of such Person in an aggregate amount not to exceed with respect to all redemptions or purchases pursuant to this clause (c) in the aggregate during any Fiscal Year, $2,500,000;

            (d) Restricted Payments comprised of (x) the making of any payment or prepayment of principal of, or premium or interest on, the 2009 Notes,
      (y) the redemption, retirement, purchase, defeasance or other acquisition of any 2009 Notes or (z) the making of any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes; provided that (i) at the time of making any such Restricted Payment, no Default shall have occurred and be continuing, (ii) after giving effect to any such Restricted Payment, the Borrower and the Subsidiary Guarantors shall have Liquidity of at least $35,000,000 and
      (iii) before making any such Restricted Payment (or series of related Restricted Payments) in an amount exceeding $2,500,000, the Administrative Agent shall have received a Compliance Certificate executed by the chief financial officer of the Borrower certifying and, if reasonably requested by the Administrative Agent, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the

      Administrative Agent) that on a historical pro forma basis (after giving effect to such Restricted Payment and related transactions and all Restricted Payments and related transactions made pursuant to this clause prior thereto during the applicable periods thereunder) as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1, financial statements have been, or are required to have been, delivered by the Parent, the Parent would be in compliance with Section 8.4 as of the last day of such Fiscal Quarter; and

            (e) (i) other Restricted Payments by the Parent (x) in an amount not to exceed $5,000,000 over the term of this Agreement or (y) so long as the Leverage Ratio as at the end of the Fiscal Quarter most recently completed prior to the making of such Restricted Payment with respect to which, pursuant to Section 7.1, financial statements have been, or are required to have been, delivered by the Parent, was 2.5:1 or less, in an amount not to exceed the Cash Flow Basket at the time of making such Restricted Payment, and (ii) other Restricted Payments by the Borrower to the Parent solely to enable the Parent to make the foregoing Restricted Payments; provided that (x) at the time of making any such Restricted Payment, no Default shall have occurred and be continuing, (y) after giving effect to any such Restricted Payment, the Borrower and the Subsidiary Guarantors shall have Liquidity of at least $35,000,000 and (z) before making any such Restricted Payment (or series of related Restricted Payments) in an amount exceeding $2,500,000), the Administrative Agent shall have received a Compliance Certificate executed by the chief financial officer of the Borrower certifying and, if reasonably requested by the Administrative Agent, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) that on a historical pro forma basis (after giving effect to such Restricted Payment and related transactions and all Restricted Payments and related transactions made pursuant to this clause prior thereto during the applicable periods thereunder) as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1, financial statements have been, or are required to have been, delivered by the Parent, the Parent would be in compliance with Section 8.4 as of the last day of such Fiscal Quarter and, in the case of a Restricted Payment to be made pursuant to subclause (i)(y) of this clause (e), would have a Leverage Ratio of 2.5:1 or less as of the last day of such Fiscal Quarter.

      SECTION 8.7. Capital Expenditures. Subject (in the case of Capitalized Lease Liabilities) to clause (d) of Section 8.2, the Parent and the Borrower will not, and will not permit any of their respective Subsidiaries (other than Immaterial Subsidiaries) to, make or commit to make Capital Expenditures which aggregate in excess of $30,000,000 in any Fiscal Year; provided that, to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to the preceding terms of this Section exceeds the aggregate amount of Capital Expenditures actually made by the Borrower and its Subsidiaries during such Fiscal Year, such excess amount (a "Carry Forward Amount") may be carried forward to the next succeeding Fiscal Year.

      SECTION 8.8. Issuance of Capital Securities. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, issue any Capital Securities (whether for value or otherwise) to any Person other than (a) in the case of any Subsidiary of the Parent, (i) if

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such Subsidiary is a wholly owned Subsidiary, to the Parent, the Borrower or another wholly owned Subsidiary and (ii) if such Subsidiary is not a wholly owned Subsidiary, to its shareholders or members so long as the Parent or Subsidiary of the Parent which owns the equity interest in such non-wholly owned Subsidiary does not have its percentage ownership of the Capital Securities of such non-wholly owned Subsidiary reduced after giving effect to such issuance,
(b) for transfers or replacements of then outstanding shares of Capital Securities, (c) for stock splits, stock dividends and issuances which do not reduce the percentage ownership of the Parent or any of its Subsidiaries in any class of the Capital Securities of such Subsidiary (and for which the Secured Parties continue to have a first priority pledge of such Capital Securities),
(d) to qualified directors to the extent required by applicable law, (e) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement, and (f) in the case of the Parent, to any Person, so long as the Net Equity Proceeds from such issuance are applied to repay the Loans as required by the terms of this Agreement and such Capital Securities are not Redeemable Capital Securities.

      SECTION 8.9. Consolidation, Merger; Permitted Acquisitions, etc. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries (other than Immaterial Subsidiaries) to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire any substantial part of the assets of any Person (or any division thereof), except

            (a) any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Parent or the Borrower (so long as the Parent or the Borrower, as applicable, is the surviving corporation) or any other Subsidiary (provided that a Subsidiary Guarantor may only liquidate or dissolve into, or merge with and into, the Parent, the Borrower or another Subsidiary Guarantor), and the assets or Capital Securities of any Subsidiary may be purchased or otherwise acquired by the Parent, the Borrower or any other Subsidiary (provided that the assets or Capital Securities of any Subsidiary Guarantor may only be purchased or otherwise acquired by the Parent, the Borrower or another Subsidiary Guarantor); provided that in no event shall any Subsidiary Guarantor consolidate with or merge with and into any Subsidiary other than another Subsidiary Guarantor unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Securities (on a fully diluted basis) of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance reasonably satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the reasonable opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein; and

            (b) the Parent or any of its Subsidiaries may effect an acquisition of Capital Securities (by merger, consolidation, purchase or otherwise) or of any division or all or substantially all of the assets of any Person, if:

                  (i) no Default has occurred and is continuing or would occur after giving effect thereto;

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                  (ii) (A) such acquisition (1) is a Permitted Foreign
            Acquisition or (2) if an acquisition of Capital Securities, shall result in the issuer of such Capital Securities becoming a wholly owned Subsidiary that is incorporated or organized under the laws of the United States (whether by merger, stock purchase or otherwise); and (B) upon the consummation of such acquisition, the provisions of
            Section 7.8 are complied with;

                  (iii) such acquisition was not preceded by an unsolicited
            tender offer for the Capital Securities of the Person subject to such acquisition by, or by a proxy contest initiated by, the Parent, the Borrower or any of their respective Subsidiaries;

                  (iv) after giving effect to such acquisition (other than any
            Permitted Foreign Acquisition by any Person that is not and Obligor), the Borrower and the Subsidiary Guarantors shall have Liquidity of at least $50,000,000; and

                  (v) the Administrative Agent shall have received a Compliance
            Certificate executed by the chief financial officer or chief accounting officer of the Parent certifying and, if reasonably requested by the Administrative Agent, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administration Agent) that (A) each of the conditions set forth in the preceding clauses (i), (ii),
            (iii) and (iv) have been satisfied and (B) on a historical pro forma basis (after giving effect to such acquisition and all transactions related thereto (including all Indebtedness that would be assumed or incurred as a result of such acquisition) and all acquisitions consummated prior thereto during the applicable periods thereunder) as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1, financial statements have been, or are required to have been, delivered by the Borrower, the Borrower would be in compliance with Section 8.4 as of the last day of such Fiscal Quarter.

      Notwithstanding anything to the contrary contained herein, the UK Acquisition shall be permitted.

      SECTION 8.10. Permitted Dispositions. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries (other than Immaterial Subsidiaries) to, dispose of any of the Parent's, the Borrower's or such Subsidiaries' assets (including accounts receivable and Capital Securities of Subsidiaries) to any Person in one transaction or a series of transactions unless such Disposition is (a) of inventory, or obsolete, damaged, worn out or surplus property Disposed of in the ordinary course of business, Intellectual Property Collateral (as defined in the Pledge and Security Agreement) let to lapse pursuant to clauses (a) and (e) of Section 4.5 of the Pledge and Security Agreement, or a Disposition permitted under clause (j) of Section 8.3, (b) permitted by Section 8.9, (c) a Permitted Receivables Transaction, (d) of the assets set forth on Item 8.10(d) of the Disclosure Schedule, (e) of the assets set forth on Item 8.10(e) of the Disclosure Schedule, or (f) of other assets, the Net Disposition Proceeds of which, together with the Net Disposition Proceeds of all other assets Disposed of pursuant to this clause (f) during the same Fiscal Year, does not exceed $10,000,000; provided that, in the case of any Disposition

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pursuant to either clause (e) or (f), such Disposition shall be for fair market value and consideration consisting of no less than 75% cash and the Net Disposition Proceeds thereof shall be applied in accordance with Sections 3.1.1 and 3.1.2.

      SECTION 8.11. Modification of Certain Agreements. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in,

            (a) any of the 2007 Notes, the 2007 Notes Indenture, the 2009 Notes, the 2009 Notes Indenture, the Offer to Purchase and the UK Transaction Documents (other than, in each case, (i) ministerial amendments, supplements, waivers or modifications or (ii) other amendments, supplements, waivers or modifications that do not affect the Lenders in an adverse manner); or

            (b) the Organic Documents of the Parent, the Borrower or any of their respective Subsidiaries, if the result would have an adverse effect on the rights or remedies of any Secured Party.

      SECTION 8.12. Transactions with Affiliates. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract is (i) on fair and reasonable terms no less favorable to the Parent, the Borrower or such Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate and (ii) of the kind which would be entered into by a prudent Person in the position of the Parent, the Borrower or such Subsidiary with a Person that is not one of its Affiliates; provided, that the following shall in any event be permitted: (i) the Transactions, (ii) transactions permitted under this Agreement among the Obligors and (iii) loans and advances permitted under clause (j) of Section 8.5.

      SECTION 8.13. Restrictive Agreements, etc. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries (other than Immaterial Subsidiaries) to, enter into any agreement prohibiting:

            (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired;

            (b) the ability of any Obligor to amend or otherwise modify any Loan Document; or

            (c) the ability of any Subsidiary to make any payments, directly or indirectly, to the Parent or the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

      The foregoing prohibitions shall not apply to (x) restrictions in any Loan Document or (y) in the case of clause (a) or (c), (i) restrictions arising under applicable law, (ii) customary

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provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any of its Subsidiaries, (iii) customary restrictions on dispositions of real property interests found in reciprocal easement agreements of the Borrower or any of its Subsidiaries, (iv) restrictions arising under contractual obligations in existence on the Closing Date and set forth on Item 8.13 of the Disclosure Schedule, (v) restrictions arising under any agreement governing any Indebtedness permitted by clause (d) of Section 8.2 as to the assets financed with the proceeds of such Indebtedness,
(vi) restrictions in any agreement governing any Indebtedness permitted by clause (f) of Section 8.2 as to the inventory financed with the proceeds of such Indebtedness, (vii) restrictions in any agreement governing any Indebtedness permitted by clause (h) of Section 8.2, (viii) restrictions in the 2007 Notes Indenture and the 2009 Notes Indenture, (ix) customary provisions in any agreement for the sale or other disposition of a Subsidiary that restricts distributions by such Subsidiary pending such sale or other disposition, (x) provisions in agreements or instruments which prohibit the payment of dividends or the making of other distributions with respect to any class of Capital Securities of a Person other than on a pro rata basis, (xi) customary provisions restricting assignments or other transfers of the direct interests in a joint venture contained in the related joint venture agreement and (xii) customary provisions restricting assignments or other transfers contained in licenses.

      SECTION 8.14. Accounting Changes. The Parent will not, and will not permit any of its Subsidiaries to, change its Fiscal Year from the period of 52 or 53 consecutive weeks ending on the Saturday nearest to December 31 in any calendar year.

      SECTION 8.15. Activities of the Parent. Notwithstanding anything to the contrary contained herein, the Parent shall not engage in any business or other activity other than (i) owning the Capital Securities of the Borrower, (ii) performing its Obligations under the Loan Documents (including Article VII),
(iii) performing its obligations under the 2009 Notes and the 2009 Notes Indenture and (iv) executing and delivering, and performing its obligations under, guarantees that it is permitted to incur or maintain under this Agreement, and, in the case of each of clauses (i), (ii), (iii) and (iv) activities reasonably related thereto.

      SECTION 8.16. CDC Subsidiaries. Notwithstanding anything to the contrary contained herein (including this Article), neither the Parent nor any of its Subsidiaries shall make any Investment in, incur any Contingent Liability with respect to the Indebtedness of, or otherwise transfer any asset to any CDC Subsidiary other than pursuant to (i) cash equity contributions or (ii) cash loans evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Collateral Trustee pursuant to a Loan Document, which shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash or pursuant to a Permitted Refinancing (provided that only the amount repaid in part shall be discharged); provided that the aggregate amount of such contributions and loans in any Fiscal Year shall not exceed $500,000.

                                   ARTICLE IX
                                EVENTS OF DEFAULT

      SECTION 9.1. Listing of Events of Default. Each of the following events or occurrences described in this Article shall constitute an "Event of Default".

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      SECTION 9.1.1. Non-Payment of Obligations. Any Obligor shall default in the payment or prepayment when due of

            (a) any principal of any Loan, any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to Section 2.6.4; or

            (b) interest on any Loan or any fee described in Article III and such default shall continue unremedied for a period of three Business Days after such amount was due; or

            (c) any other monetary Obligations and such default shall continue unremedied for a period of seven Business Days after such amount was due.

      SECTION 9.1.2. Breach of Warranty. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

      SECTION 9.1.3. Non-Performance of Certain Covenants and Obligations. Any Obligor shall default in the due performance or observance of any of its obligations under Sections 7.1, 7.2(a) (other than as a result of the failure to qualify as a foreign corporation in a jurisdiction where failure to so qualify could not reasonably be expected to have a Material Adverse Effect), 7.7, 7.8 or
Article VIII.

      SECTION 9.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance or observance of any other agreement contained in any Loan Document to which such Obligor is party, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof having been given to the Borrower by the Administrative Agent or any Lender or (ii) the date on which any Obligor first obtains knowledge of such default.

      SECTION 9.1.5. Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, of any Indebtedness (other than Indebtedness described in Section 9.1.1) of any Obligor or the UK Subsidiary having a principal or stated amount, individually, in excess of $5,000,000, or, in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness or to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

      SECTION 9.1.6. Judgments. Any judgment or order for the payment of money, individually, in excess of $5,000,000, or, in the aggregate, in excess of $10,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered

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against any Obligor and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

      SECTION 9.1.7. Pension Plans.

      (a) US Pension Plans. Any of the following events shall occur with respect to any Pension Plan:

            (i) the institution of any steps by the Parent or the Borrower, any member of their respective Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Parent, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $10,000,000; or

            (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

      (b) UK Pension Plans. The Pensions Regulator shall issue a Financial Support Direction or Contribution Notice to the UK Subsidiary or any of its Subsidiaries, unless the aggregate liability under all such Financial Support Directions and Contribution Notices is less than (pound)5,000,000.

      SECTION 9.1.8. Impairment of Security, etc. Any Loan Document, or any Lien thereunder with respect to an asset or assets of the Obligors whose fair market value in the aggregate is greater than $250,000, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto, in each case for any reason other than the failure of the Collateral Trustee or any Secured Party to take any action within its control; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

      SECTION 9.1.9. Bankruptcy, Insolvency, etc. Any Obligor shall:

            (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

            (b) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

            (c) in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant

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      proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

            (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by any Obligor, such case or proceeding shall be consented to or acquiesced in by such Person or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided, that the each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

            (e) take any action authorizing, or in furtherance of, any of the foregoing.

      SECTION 9.1.10. Change in Control. A Change in Control shall occur.

      SECTION 9.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 9.1.9 with respect to the Parent or the Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand to any Person and each Obligor shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings in accordance with Section 2.6.4.

      SECTION 9.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section
9.1.9 with respect to the Parent or the Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Parent and the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings in accordance with Section 2.6.4.

                                    ARTICLE X
                            THE ADMINISTRATIVE AGENT

      SECTION 10.1. Actions. Each Lender hereby appoints Credit Suisse as its Syndication Agent and Administrative Agent under and for purposes of each Loan Document. Each Lender hereby appoints Wells Fargo Bank, N.A. as its collateral trustee under and for purposes of the Collateral Trust Agreement and each other Loan Document (and as security trustee under and for purposes of the UK Share Charge). Each Lender agrees and acknowledges that the Collateral Trustee, in addition to being appointed by and acting on behalf of the Lenders hereto, is also, as

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of the date hereof, being appointed by and acting on behalf of Wells Fargo Bank,
N.A., as trustee (the "Indenture Trustee") under the 2009 Notes Indenture and that, accordingly, the Collateral Trustee is agent of and is acting for and on behalf of the Lenders and, in addition, the Indenture Trustee. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under each Loan Document (including the Collateral Trust Agreement) and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto (including the release of Liens on assets Disposed of in accordance with the terms of the Loan Documents). Each Lender irrevocably authorizes the Administrative Agent to release any Guarantor from its obligations under this Agreement or the Subsidiary Guaranty upon the occurrence of the Termination Date or in connection with the release of any Guarantor pursuant to any Disposition permitted under Section 8.10, so long as such release is otherwise permitted under the terms of a Loan Document; provided, however, that the Administrative Agent may, prior to any such release, request that the Borrower certify in a written notice delivered to the Administrative Agent (with such detail as the Administrative Agent may reasonably request) that the release is made in compliance with the terms of the Loan Documents. Each Lender irrevocably authorizes the Administrative Agent to cause the Collateral Trustee to release any Lien granted to or held by or in favor of the Collateral Trustee for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement) upon the occurrence of the Termination Date or in connection with (i) the Disposition of collateral under the Loan Documents or (ii) the release of any Guarantor, so long as, in the case of either clause (i) or (ii), such Disposition or release is otherwise permitted under the terms of a Loan Document; provided, however, that the Administrative Agent may, prior to any such release, request that the Borrower certify in a written notice delivered to the Administrative Agent (with such detail as the Administrative Agent may reasonably request) that such Disposition or release is made in compliance with the terms of the Loan Documents. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender's proportionate
Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of any Loan Document (including attorneys' fees), and as to which the Administrative Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent's gross negligence or willful misconduct. The Administrative Agent shall not be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

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      SECTION 10.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Effective Rate (for the first two Business Days after which such amount has not been repaid), and thereafter at the interest rate applicable to Loans comprising such Borrowing.

      SECTION 10.3. Exculpation; Notice of Default. (a) Neither the Administrative Agent nor any Issuer nor any of their respective directors, officers, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under any Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor of its Obligations. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

      (b) The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default hereunder unless the Administrative Agent has received a written notice from any Issuer, a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders and Issuers. The Administrative Agent shall (subject to Section 10.1) take such action with respect to such Default as shall be directed by the Required Lenders; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Secured Parties except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders.

      SECTION 10.4. Successor. The Syndication Agent may resign as such upon one Business Day's notice to the Borrower and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint

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another Lender as a successor Administrative Agent (subject to the Borrower's consent, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing) which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (subject to the Borrower's consent, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing), which shall be one of the Lenders or a commercial banking institution organized under the laws of the United States (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000; provided, that, if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth above, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents, and Sections 12.3 and 12.4 shall continue to inure to its benefit.

      Any resignation by Credit Suisse as Administrative Agent pursuant to this Section shall also constitute its resignation as a Revolving Issuer and Synthetic Issuer. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuers, (b) the retiring Issuers shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuers shall issue letters of credit in substitution for the Letters of Credit issued by the retiring Issuers, if any, outstanding at the time of such succession or make other arrangement reasonably satisfactory to the retiring Issuers to effectively assume the obligations of the retiring Issuers with respect to such Letters of Credit.

      SECTION 10.5. Credit Extensions by the Administrative Agent and each Issuer. The Administrative Agent and each Issuer, in its individual capacity as a Lender, shall have the same rights and powers with respect to (a)(i) in the case of the Administrative Agent, the Credit Extensions made by it or any of its Affiliates and (ii) in the case of an Issuer, the Loans made by it or any of its Affiliates, and (b) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent or Issuer. The Administrative Agent, each Issuer and each of their respective Affiliates, in each case, in its individual capacity, may accept deposits from, lend money to, and generally engage in any kind of business with the Parent, the Borrower or any Subsidiary or Affiliate of the Borrower as if the Administrative Agent or Issuer were not the Administrative Agent or Issuer hereunder.

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      SECTION 10.6. Credit Decisions. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Parent, the Borrower and their respective Subsidiaries, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments and make Credit Extensions. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

      SECTION 10.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of the Loan Documents.

      SECTION 10.8. Reliance by the Administrative Agent and Issuers. The Administrative Agent and each Issuer shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent or such Issuer, as the case may be. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent and each Issuer shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties.

      SECTION 10.9. The Administrative Agent and the Issuers. Notwithstanding anything else to the contrary contained in any Loan Document, the Administrative Agent and the Issuers, in their respective capacities as such, shall have no duties or responsibilities under any Loan Document nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Loan Document or otherwise exist against the Administrative Agent or any Issuer, as applicable, in such capacity, except as are explicitly set forth in any such Loan Document.

      SECTION 10.10. Posting of Approved Electronic Communications. (a) Each of the Parent and the Borrower hereby agrees, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent to the Parent or the Borrower, as the case may be, that each will, or will cause their respective Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that each is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Section 7.1, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding

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any such communication that (i) is or relates to a Borrowing Request, a
Continuation/Conversion Notice or an Issuance Request, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or any other Loan Document or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as "Communications"), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent. In addition, each of the Parent and the Borrower agrees, and agrees to cause their respective Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders, as the case may be, in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.

      (b) Each of the Parent and the Borrower further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the "Platform").

      (c) THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE". THE INDEMNIFIED PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE INDEMNIFIED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE INDEMNIFIED PARTIES HAVE ANY LIABILITY TO ANY OBLIGOR, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY OBLIGOR'S OR THE ADMINISTRATIVE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY INDEMNIFIED PARTY IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

      (d) The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to

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time of such Lender's e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

      (e) Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

                                   ARTICLE XI
                                 PARENT GUARANTY

      SECTION 11.1. Guaranty. The Parent hereby absolutely, unconditionally and irrevocably

      (a) guarantees the due, prompt and faithful performance of, and compliance with, all obligations, covenants, terms, conditions and agreements of the Borrower and each other Obligor now or hereafter existing under this Agreement and each other Loan Document to which the Borrower and each other Obligor is or may become a party in accordance with the terms thereof, including the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing under this Agreement and each other Loan Document to which the Borrower and each other Obligor is or may become a party, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and
Section 506(b)), and

      (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under this Article XI.

      This Article XI constitutes a guaranty of payment when due and not of collection, and the Parent specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the Parent hereunder.

      SECTION 11.2. Acceleration of Obligations Hereunder. The Parent agrees that, in the case of an Event of Default described in Section 9.1.9, and if such Event of Default shall occur at a time when any of the Obligations of the Borrower or any Subsidiary Guarantor may not then be due and payable, the Parent agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by the Parent if all such Obligations were then due and payable.

      SECTION 11.3. Obligations Hereunder Absolute, etc. The obligations of the Parent under this Article XI shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of performance and payment and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been indefeasibly paid in full in cash

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and all obligations of the Parent hereunder shall have been indefeasibly paid in full in cash. The Parent guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of the Parent under this Article XI shall be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of the other provisions of this Agreement, any Note or any other Loan Document;

            (b)   the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including the Parent)) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor (including the Parent) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligation of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

            (d) any reduction, limitation, impairment or termination of any Obligation of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Parent hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation of the Borrower, any other Obligor or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

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      SECTION 11.4. Reinstatement, etc. The Parent agrees that this Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower or any other Obligor or otherwise, all as though such payment had not been made.

      SECTION 11.5. Waiver, etc. The Parent hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Article XI and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

      SECTION 11.6. Postponement of Subrogation. The Parent agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Article XI by any payment made hereunder or otherwise, until the prior indefeasible payment in full in cash of all Obligations of the Borrower and each other Obligor. Any amount paid to the Parent on account of any such subrogation rights prior to the indefeasible payment in full in cash of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of this Agreement.

      In furtherance of the foregoing, for so long as any Obligations remain outstanding, the Parent shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Article XI to any Secured Party or any holder of a Note.

      SECTION 11.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Article XI shall:

            (a) be binding upon the Parent, and its successors, transferees and assigns; and

            (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

      Without limiting the generality of Section 12.11, any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Article XI) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 12.11 and Article XII.

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                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

      SECTION 12.1. Waivers, Amendments, etc. The provisions of each Loan Document (other than any Letter of Credit or a Rate Protection Agreement) under which amendments, modifications and waivers may be effected by the parties thereto) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver shall:

            (a) modify clause (b) of Section 4.7, Section 4.8 (as it relates to sharing of payments) or this Section, in each case, without the consent of all Lenders;

            (b) increase the aggregate amount of any Credit Extensions required to be made by any Lender pursuant to its Commitments, extend any Commitment of any Lender, extend any Stated Maturity Date for any Lender's Loan or Synthetic Deposit, or reduce any fees described in Article III payable to any Lender, in each case without the consent of such Lender (it being agreed, however, that any vote to rescind any acceleration made pursuant to Section 9.2 and Section 9.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

            (c) reduce the principal amount of or reduce the rate of interest on any Lender's Loan, reduce any fees described in Article III payable to any Lender or extend the date on which interest or fees are payable to any Lender, in each case without the consent of such Lender (provided that, the vote of Required Lenders shall be sufficient to waive the payment, or reduce the increased portion, of interest accruing under Section 3.2.2);

            (d) reduce the percentage set forth in the definition of "Required Lenders" or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

            (e) increase the Stated Amount of any Letter of Credit unless consented to by the Issuer of such Letter of Credit;

            (f) except as otherwise expressly provided in a Loan Document, release (i) the Borrower from its Obligations under the Loan Documents or any Guarantor from its obligations under a Guaranty or (ii) all or substantially all of the collateral under the Loan Documents, in each case without the consent of all Lenders;

            (g) amend, modify or waive Section 5.3.1, unless, in either case, such amendment, modification or waiver shall have been consented to by the Lenders holding a majority of the aggregate amount of the Revolving Loan Exposure;

            (h) change any provision of this Agreement in a manner that by its terms adversely affects the rights in respect of payments due to either Revolving Loan Lenders, Term Loan Lenders or Synthetic Lenders, differently from the other Lenders, without the consent of either the Revolving Loan Lenders, Term Loan Lenders or Synthetic Lenders,

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      as applicable, holding a majority in interest of the applicable portion of the Total Exposure Amount of such adversely affected Lenders;

            (i) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent) or any Issuer, unless consented to by the Administrative Agent or such Issuer, as the case may be; or

            (j) with respect to any LIBO Rate Loan, amend, waive or modify the requirement that the Interest Period relative to any such Loan be one, two, three, six or, if available to all Lenders, nine or twelve months in duration, unless consented to by each Lender making such Loan.

      No failure or delay on the part of any Secured Party in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Secured Party under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

      SECTION 12.2. Notices; Time. All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to the Parent, the Borrower or the Administrative Agent, at its address or facsimile number set forth on Schedule II hereto, and if to a Lender or Issuer, to the applicable Person at its address or facsimile number set forth on Schedule II hereto or set forth in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder, or, in any case, at such other address or facsimile number as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Electronic mail and Internet and intranet websites may, at the discretion of the Administrative Agent, be used to distribute routine communications, such as financial statements and other information as provided in Section 7.1, to distribute Loan Documents for execution by the parties thereto and distribute executed Loan Documentation and may not be used for any other purpose.

      SECTION 12.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable fees and expenses of the Administrative Agent (including the fees and out-of-pocket expenses of Mayer, Brown, Rowe & Maw LLP, or such other counsel to the Administrative Agent and of local counsel, if any, who may be retained by or on behalf of the Administrative Agent) in connection with

            (a) the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time

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      hereafter be required, whether or not the transactions contemplated hereby are consummated;

            (b) the filing, recording, refiling or rerecording of any Loan Document (including the Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Closing Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have been filed or recorded and any and all other documents or instruments of further assurance required to be filed or recorded, or refiled or rerecorded by the terms of any Loan Document; and

            (c) the preparation and review of the form of any document or instrument relevant to any Loan Document.

      The Borrower further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other Taxes which may be payable in connection with the execution or delivery of each Loan Document, the Credit Extensions or the issuance of the Notes. The Borrower also agrees to reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with (x) the negotiation of any restructuring or "work-out" with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

      SECTION 12.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Secured Party, each of the Parent and the Borrower hereby indemnifies, exonerates and holds each Secured Party and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

            (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the Transactions;

            (b) the entering into and performance of any Loan Document (including, with respect to any period prior to the Amendment Effective Date, the Existing Credit Agreement) by any of the Indemnified Parties (including any action brought by or on behalf of the Parent or the Borrower, as applicable, as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension, provided that, any such action is resolved in favor of such Indemnified Party);

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            (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Capital Securities or assets of any Person, whether or not an Indemnified Party is party thereto;

            (d) any investigation, litigation or proceeding (including any threatened investigation, litigation or proceeding) related to any environmental cleanup, audit, compliance or other matter relating to any Obligor or any Subsidiary with respect to the protection of the environment or relating to the Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

            (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Obligor or any Subsidiary of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental
      Law), regardless of whether caused by, or within the control of, such Obligor or such Subsidiary; or

            (f) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or any of its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for Indemnified Liabilities (x) determined in the final judgment of a court of competent jurisdiction to have arisen for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct or (y) arising out of or in connection with any claim, litigation, investigation or proceeding that does not involve an act or omission by the Borrower or any of its Affiliates and that is brought by an Indemnified Party against another Indemnified Party (other than, in the case of this clause
(y), any Indemnified Liabilities incurred by the Administrative Agent). Except with respect to such gross negligence or willful misconduct, each Obligor, and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor's obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

      SECTION 12.5. Survival. The obligations of the Parent and the Borrower, as the case may be, under Sections 4.3, 4.4, 4.5, 4.6, 12.3 and 12.4, and the obligations of the Lenders under Section 10.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 12.3 and 12.4) and the occurrence of the Termination Date. The representations and

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warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.

      SECTION 12.6. Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 12.7. Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

      SECTION 12.8. Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents other than with respect to any Notes) and all of which shall constitute together but one and the same agreement.

      SECTION 12.9. Governing Law; Entire Agreement. EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 12.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither the Parent nor the Borrower may assign or transfer its rights or obligations hereunder without the consent of all of the Lenders.

      SECTION 12.11. Sale and Transfer of Credit Extensions; Participations in Credit Extensions; Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with the terms set forth below:

            (a) Any Lender may, with the consent of (x) the Administrative Agent (such consent not to be unreasonably withheld or delayed) and (y) each Revolving Letter of Credit Issuer in the case of any assignment of a Revolving Loan Commitment (such consent not to be unreasonably withheld or delayed), assign to one or more Eligible

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      Assignees all or a portion of its rights and obligations under this
      Agreement (including all or a portion of its Commitments, Loans or Synthetic Deposits at the time owing to it); provided that:

                  (i) the aggregate amount of the Commitments (which for this purpose includes Loans and Synthetic Deposits outstanding thereunder), principal outstanding balance of the Loans or aggregate Synthetic Deposit of the assigning Lender subject to each such assignment (determined as of the date the Lender Assignment Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless (A) the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (B) such assignment is an assignment of the entire remaining amount of the assigning Lender's Commitments, Loans or Synthetic Deposits at the time owing to it with respect to the Commitments, Loans or Synthetic Deposits being assigned, or (C) such assignment is an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender; provided that simultaneous assignments to or by two or more Related Funds shall be treated as one assignment for purposes of the minimum assignment amount requirement;

                  (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans, Synthetic Deposits and/or the Commitments assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate tranches on a non-pro rata basis; and

                  (iii) the parties to each assignment shall (A) execute and deliver to the Administrative Agent a Lender Assignment Agreement via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), (B) pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent) and (C) if the Eligible Assignee is not a Lender, administrative details information with respect to such Eligible Assignee and applicable tax forms.

            (b) Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c), from and after the effective date specified in each Lender Assignment Agreement, (i) the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Lender Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and (ii) the assigning Lender thereunder shall, to the extent of the interest assigned by such Lender Assignment Agreement, subject to Section 12.5, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, but shall continue to be entitled to the benefits of any provisions of

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      this Agreement which by their terms survive the termination of this
      Agreement). Any term or provision hereof to the contrary notwithstanding, no portion of any Synthetic Deposit of any assigning Synthetic Lender shall be refunded in connection with any assignment by such Synthetic Lender, but instead (x) the applicable Eligible Assignee shall purchase from such assigning Synthetic Lender that portion of the Synthetic Deposit identified in the applicable Lender Assignment Agreement for such consideration as mutually agreed upon by such parties; and (y) such assigned portion of such Synthetic Deposit shall remain on deposit in the Synthetic Deposit Account and, upon the effectiveness of such assignment, shall become the Synthetic Deposit of such Eligible Assignee. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with clauses (a) and (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d). If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in this Section), the Borrower shall be deemed to have given its consent ten days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent or ClearPar, LLC) unless such consent is expressly refused by the Borrower prior to such tenth day.

            (c) The Administrative Agent shall record each assignment made in accordance with this Section in the Register pursuant to clause (b) of
      Section 2.7. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with each assignment of Synthetic Deposit Amounts, the Synthetic Deposit of the assignor Lender shall not be released, but shall instead be purchased by the relevant assignee and continue to be held for application (to the extent not already applied) in accordance with Article II to satisfy such assignee's obligations in respect of Synthetic Deposit Account Loans and Synthetic Deposit Letters of Credit. Each Synthetic Lender agrees that immediately prior to each assignment by a Synthetic Lender (i) the Administrative Agent shall establish a new Synthetic Deposit Sub-Account in the name of the assignee,
      (ii) unless otherwise consented to by the Administrative Agent, a corresponding portion of the Synthetic Deposit credited to the Synthetic Deposit Sub-Account of the assignor Lender shall be purchased by the assignee and shall be transferred from the assignor's Synthetic Deposit Sub-Account to the assignee's Synthetic Deposit Sub-Account and (iii) if after giving effect to such assignment the Synthetic Deposit of the assignor Lender shall be zero, the Administrative Agent shall close the Synthetic Deposit Sub-Account of such assignor Lender.

            (d) Any Lender may, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitments, Loans and/or the Synthetic Deposits owing to
      it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and
      (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this

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      Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to any of the items set forth in clauses (a) through (d) or (f) of
      Section 12.1, in each case except as otherwise specifically provided in a Loan Document. Subject to clause (e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6, 7.1, 12.3 and 12.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.9 as though it were a Lender, provided such Participant agrees to be subject to Section 4.8 as though it were a Lender. Each Lender shall, as agent of the Borrower solely for the purpose of this Section, record in book entries maintained by such Lender the name and the amount of the participating interest of each Participant entitled to receive payments in respect of any participating interests sold pursuant to this Section.

            (e) Each Credit Party that sells a Participation interest in any Loan Commitment or other interest to a Participant shall, as agent for the Borrower solely for the purpose of this Section 12.11, record in book entries maintained by such Credit Party the name and amount of the participating interest of each Participant entitled to receive payments in respect of such interest.

            (f) A Participant shall not be entitled to receive any greater payment under Sections 4.3, 4.4, 4.5, 4.6, 12.3 and 12.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Non-U.S. Credit Party if it were a Lender shall not be entitled to the benefits of Section 4.6 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with the requirements set forth in Section 4.6 as though it were a Lender. In addition, if at the time of the sale of such participation, any greater Taxes subject to payment under Section 4.6 would apply to the Participant than applied to the applicable Lender, then such Participant shall not be entitled to any payment under Section 4.6 with respect to the portion of such Taxes as exceeds the Taxes applicable to the Lender at the time of the sale of the participation unless the Participant's request for the Borrower's prior written consent for the Participation described in the first sentence of this clause states that such greater Taxes would be applicable to such Participant.

            (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

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            (h) In the event that (i) a Revolving Loan Lender or Synthetic
      Lender is an Affected Lender, (ii) a Revolving Loan Lender's or Synthetic Lender's capital status, as determined by its principal federal or state supervisor or other applicable Governmental Authority (if applicable), is rated at or below "undercapitalized", (iii) S&P or Moody's shall, after the date that any Person becomes a Revolving Loan Lender or Synthetic Lender, downgrade the long-term certificate of deposit or unsecured long-term debt ratings of such Lender, and the resulting ratings shall be below BBB- or Baa3, respectively, or the equivalent, or (iv) in the case of a Revolving Loan Lender or Synthetic Lender that does not have a long-term certificate of deposit rating provided by both S&P and Moody's or a long-term unsecured debt rating provided by both S&P and Moody's, such Revolving Loan Lender or Synthetic Lender, as applicable, suffers a material adverse change in its financial condition or a material impairment in its ability to honor its obligation to fund any Loan or to reimburse any Issuer for any Reimbursement Obligation pursuant to Section 2.6.1, each Issuer and, in the case of an event described in clauses (i) through (iii) above, the Borrower shall each have the right, but not the obligation, upon notice to such Revolving Loan Lender or Synthetic Lender, as applicable, and the Administrative Agent, to replace such Revolving Loan Lender or Synthetic Lender, as applicable, with a financial institution (a "Replacement Lender") acceptable to the Borrower and the Administrative Agent (such consents not to be unreasonably withheld or delayed; provided that no such consent shall be required if the Replacement Lender is an existing Revolving Loan Lender or Synthetic Lender, as applicable), and upon the occurrence of any event described in clauses (i) through (iv) above, each such Revolving Loan Lender or Synthetic Lender, as applicable, hereby agrees to transfer and assign (in accordance with this Section) all of its Commitments and other rights and obligations under the Loan Documents (including Reimbursement Obligations) to such Replacement Lender; provided that (i) such assignment shall be without recourse, representation or warranty (other than that such Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and (ii) the purchase price paid by the Replacement Lender shall be in the amount of (x) in the case of any Revolving Loan Lender, such Revolving Loan Lender's Loans and its Percentage of outstanding Reimbursement Obligations and (y) in the case of any Synthetic Lender, such Synthetic Lender's Synthetic Deposit and its Percentage of outstanding Reimbursement Obligations, in each case, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts (if any) demanded and unreimbursed under Sections 4.2 through (and including) 4.6, which shall be paid by the Borrower), owing to such Revolving Loan Lender or Synthetic Lender, as applicable, hereunder. Upon any such termination or assignment, such Revolving Loan Lender or Synthetic Lender, as applicable, shall cease to be a party hereto but shall continue to be entitled to the benefits of, and subject to the obligations of, any provisions of this Agreement which by their terms survive the termination of this Agreement.

            (i) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (a "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any

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      SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of an Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this clause, any SPC may (i) with notice to, but without the prior written consent of, the Borrower, the Administrative Agent or the Syndication Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower, the Syndication Agent and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This section may not be amended without the written consent of the SPC. The Borrower acknowledges and agrees, subject to the next sentence, that, to the fullest extent permitted under applicable law, each SPC, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 12.3 and 12.4, shall be considered a Lender. The Borrower shall not be required to pay any amount under Sections 4.3, 4.4, 4.5, 4.6, 12.3 and 12.4 that is greater than the amount which it would have been required to pay had no grant been made by a Granting Lender to a SPC.

      SECTION 12.12. Other Transactions. Nothing contained herein shall preclude the Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Parent, the Borrower or any of their respective Affiliates in which the Parent, the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

      SECTION 12.13. Independence of Covenants and Default Provisions. All covenants and default provisions contained in this Agreement or any other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants or default provisions, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant or default provision shall not, unless expressly so provided in such first covenant or default provision, avoid the occurrence of a Default if such action is taken or such condition exists.

      SECTION 12.14. Confidentiality. (a) Subject to the provisions of clause
(b) of this Section 12.14, each Lender agrees that it will use its reasonable best efforts not to disclose without the prior written consent of the Borrower (other than to its employees, auditors, advisors

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or counsel or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 12.14 to the same extent as such Lender) any information which is now or in the future furnished pursuant to this Agreement or any other Loan Document, provided that any Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this clause by the respective Lender or any other Person to whom such Lender has provided such information as permitted by this Section 12.14, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) to the Administrative Agent, (vi) to any pledgee referred to in clause (g) of Section 12.11 or any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section, (vii) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 12.14) and (viii) to the NAIC or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender.

      (b) Each of the Parent and the Borrower hereby acknowledges and agrees that each Lender may share with any of its Affiliates, and such Affiliates may share with such Lender, any information related to the Parent, the Borrower or any of their respective Subsidiaries, provided such Persons shall be subject to the provisions of this Section 12.14 to the same extent as such Lender.

      Notwithstanding the foregoing paragraphs of this Section 12.14, any party to this Agreement (and each Affiliate, director, officer, employee, agent or representative of the foregoing or such Affiliate) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment or tax structure. The foregoing language is not intended to waive any confidentiality obligations otherwise applicable under this Agreement except with respect to the information and materials specifically referenced in the preceding sentence. This authorization does not extend to disclosure of any other information, including (a) the identity of participants or potential participants in the transactions contemplated herein, (b) the existence or status of any negotiations, or (c) any financial, business, legal or personal information of or regarding a party or its affiliates, or of or regarding any participants or potential participants in the transactions contemplated herein (or any of their respective affiliates), in each case to the extent such other information is not related to the tax treatment or tax structure of the transactions contemplated herein.

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      SECTION 12.15. Forum Selection and Consent to Jurisdiction. ANY LITIGATION
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN
DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER, THE PARENT OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE PARENT AND THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 12.2. EACH OF THE PARENT AND THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT
PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT EITHER OF THE PARENT OR THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL
PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE PARENT AND THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS
UNDER THE LOAN DOCUMENTS.

      SECTION 12.16. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER, THE PARENT AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER, THE PARENT OR THE BORROWER IN CONNECTION THEREWITH. EACH OF PARENT AND THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

      SECTION 12.17. Counsel Representation. EACH OF THE PARENT AND THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN REPRESENTED BY

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COMPETENT COUNSEL IN THE NEGOTIATION OF THIS AGREEMENT, AND THAT ANY RULE OR
CONSTRUCTION OF LAW ENABLING THE BORROWER TO ASSERT THAT ANY AMBIGUITIES OR INCONSISTENCIES IN THE DRAFTING OR PREPARATION OF THE TERMS OF THIS AGREEMENT SHOULD DIMINISH ANY RIGHTS OR REMEDIES OF THE ADMINISTRATIVE AGENT OR THE OTHER SECURED PARTIES ARE HEREBY WAIVED BY THE BORROWER.

      SECTION 12.18. PATRIOT Act. Each Lender hereby notifies the Parent and the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Parent and Borrower, which information includes the name and address of the Parent and the Borrower and other information that will allow such Lender to identify the Parent and the Borrower in accordance with the PATRIOT Act.

      SECTION 12.19. Effect of Amendment and Restatement of the Existing Credit Agreement. On the Amendment Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety. The parties hereto acknowledge and agree that (a) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the "Obligations" (as defined in the Existing Credit Agreement) under the Existing Credit Agreement as in effect immediately prior to the Amendment Effective Date and which remain outstanding, (b) the "Obligations" (as amended and restated hereby and which are hereinafter subject to the terms herein) are in all respects continuing and (c) the Liens and security interests as granted under the applicable Loan Documents securing payment of such "Obligations" are in all respects continuing and in full force and effect (as assigned to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Loan Documents).

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          CHAMPION HOME BUILDERS CO.

                                          By: _________________________________
                                              Name:
                                              Title:

                                          CHAMPION ENTERPRISES, INC.

                                          By: _________________________________
                                              Name:
                                              Title:

                                          CREDIT SUISSE, as Administrative Agent
                                           and as a Lender

                                          By: _________________________________
                                              Name:
                                              Title:

                                          By: _________________________________
                                              Name:
                                              Title:

                                                                     EXHIBIT A-1

                             FORM OF REVOLVING NOTE

$[________]                                                  __________ __, 20__

      FOR VALUE RECEIVED, CHAMPION HOME BUILDERS CO., a Michigan corporation (the "Borrower"), promises to pay to the order of [Name of Lender] (the "Lender") on the Stated Maturity Date the principal sum of [_______________________] ($[___________]) or, if less, the aggregate unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Champion Enterprises, Inc., as Parent, the various financial institutions and other Persons from time to time parties thereto (including the Lender), and Credit Suisse, as Administrative Agent for the Lenders. Terms used in this Revolving Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Revolving Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Revolving Note and on which such Indebtedness may be declared to be immediately due and payable.

      All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

                                     A-1-1

      THIS REVOLVING NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS REVOLVING NOTE INCORPORATES BY REFERENCE, AND THE BORROWER AND LENDER HEREBY AGREE TO BE SUBJECT TO, THE PROVISIONS SET FORTH IN SECTION 12.15 OF THE CREDIT AGREEMENT.

                                         CHAMPION HOME BUILDERS CO., as Borrower

                                         By:_____________________________
                                            Title:

                                     A-1-2

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

                    Amount of                  Amount of Principal    Unpaid Principal
             Revolving Loan Made                     Repaid                Balance
             -------------------               -------------------    ----------------
             Alternate      LIBO   Interest   Alternate       LIBO     Alternate   LIBO           Notation
   Date      Base Rate      Rate    Period    Base Rate       Rate     Base Rate   Rate   Total   Made By
----------   ---------      ----   --------   ---------       ----     ---------   ----   -----   --------


                                     A-1-3

                                                                     EXHIBIT A-2

                              FORM OF US TERM NOTE

$[________]                                                  __________ __, 20__

      FOR VALUE RECEIVED, CHAMPION HOME BUILDERS CO., a Michigan corporation (the "Borrower"), promises to pay to the order of [Name of Lender] (the "Lender") on the Stated Maturity Date the principal sum of [_______________________] ($[___________]) or, if less, the aggregate unpaid principal amount of all US Term Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Champion Enterprises, Inc., as Parent, the various financial institutions and other Persons from time to time parties thereto (including the Lender), and Credit Suisse, as Administrative Agent for the Lenders. Terms used in this US Term Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This US Term Note is one of the US Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this US Term Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this US Term Note and on which such Indebtedness may be declared to be immediately due and payable.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

                                     A-2-1

      THIS US TERM NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS US TERM NOTE INCORPORATES BY REFERENCE, AND THE BORROWER AND LENDER HEREBY AGREE TO BE SUBJECT TO, THE PROVISIONS SET FORTH IN SECTION 12.15 OF THE CREDIT AGREEMENT.

                                         CHAMPION HOME BUILDERS CO., as Borrower

                                         By______________________________
                                           Title:

                                     A-2-2

                      US TERM LOANS AND PRINCIPAL PAYMENTS

             Amount of         Amount of Principal   Unpaid Principal           Notation
Date     US Term Loan Made           Repaid              Balance        Total    Made By
----     -----------------     -------------------   ----------------   -----   --------


                                     A-2-3

                                                                     EXHIBIT A-3

                           FORM OF STERLING TERM NOTE

(pound)[________]                                             ____________, 20__

      FOR VALUE RECEIVED, CHAMPION HOME BUILDERS CO., a Michigan corporation (the "Borrower"), promises to pay to the order of [Name of Lender] (the "Lender") on the Stated Maturity Date the principal sum of [____________________] ((pound)[___________]) or, if less, the aggregate unpaid principal amount of all Sterling Term Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Champion Enterprises, Inc., as Parent, the various financial institutions and other Persons from time to time parties thereto (including the Lender), and Credit Suisse, as Administrative Agent for the Lenders. Terms used in this Sterling Term Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in Pounds Sterling in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Sterling Term Note is one of the Sterling Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Sterling Term Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Sterling Term Note and on which such Indebtedness may be declared to be immediately due and payable.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

                                     A-3-1

      THIS STERLING TERM NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS STERLING TERM NOTE INCORPORATES BY REFERENCE, AND THE BORROWER AND LENDER HEREBY AGREE TO BE SUBJECT TO, THE PROVISIONS SET FORTH IN SECTION 12.15 OF THE CREDIT AGREEMENT.

                                         CHAMPION HOME BUILDERS CO., as Borrower

                                         By_______________________________
                                           Name:
                                           Title:

                                     A-3-2

                   STERLING TERM LOANS AND PRINCIPAL PAYMENTS

                 Amount of         Amount of Principal   Unpaid Principal          Notation
Date     Sterling Term Loan Made         Repaid              Balance        Total   Made By
----     -----------------------   -------------------   ----------------   -----  --------


                                     A-3-3

                                                                     EXHIBIT B-1

                            FORM OF BORROWING REQUEST

Credit Suisse,
  as Administrative Agent
1 Madison Avenue
New York, NY  10010

Attention:  Thomas Lynch
Telephone: (212) 325-9205
Facsimile: (212) 325-8304

                           CHAMPION HOME BUILDERS CO.

Ladies and Gentlemen:

      This Borrowing Request is delivered to you pursuant to Section 2.3 of the Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Champion Home Builders Co. (the "Borrower"), Champion Enterprises, Inc., as Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, as Administrative Agent and for the Lenders. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that a [Revolving Loan] [US Term Loan] [Sterling Term Loan] [Synthetic Deposit] be made in the aggregate principal amount of [$] [(pound)]______________ on ____________ ___, _____ [as a [Base
Rate Loan] [LIBO Rate Loan having an Interest Period of _____ months]](1).

      The Borrower hereby acknowledges that, pursuant to Section 5.3.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of [the proceeds of the Loans][the Synthetic Deposit] requested hereby constitutes a representation and warranty by the Borrower that, on the date of the making of such [Loans][Synthetic Deposit], and both before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.3.1 of the Credit Agreement are true and correct to the extent set forth in clause (a) thereof.

      The Borrower agrees that if prior to the time of the [Borrowing][Synthetic Deposit] requested hereby any matter certified to herein by it will not be true and correct to the extent set forth in clause (a) of Section 5.3.1 of the Credit Agreement at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the [Borrowing] [Synthetic Deposit] requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct to such extent at the date of such [Borrowing] [Synthetic Deposit] as if then made.

-------------------

(1) Insert as applicable for Borrowing Requests relating to Revolving Loans, US Term Loans or Sterling Term Loans.

                                     B-1-1

      [Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

                      Person to be Paid
   Amount to          -----------------         Name, Address, etc.
be Transferred   Name             Account No.   Of Transferee Lender
---------------  ------------    ------------  ---------------------
$_____________   ____________    ____________  _____________________
                                               _____________________
                                               Attention:___________
$_____________   ____________    ____________  _____________________
                                               _____________________
                                               Attention:___________
$_____________   ____________    ____________  _____________________
                                               _____________________
                                               Attention:___________
Balance of such
proceeds
                 The Borrower                  _____________________
                                               _____________________
                                               Attention:__________](2)

------------------
(2) Insert for Borrowing Requests relating to Revolving Loans, US Term Loans or Sterling Terms Loans.

                                     B-1-2

      IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this _____ day of _________________,
______.

                                             CHAMPION HOME BUILDERS CO.

                                             By___________________________
                                               Title:

                                     B-1-3

                                                                     EXHIBIT B-2

                            FORM OF ISSUANCE REQUEST

Credit Suisse,
  as Administrative Agent
1 Madison Avenue
New York, NY  10010

Attention:  Thomas Lynch
Telephone: (212) 325-9205
Facsimile: (212) 325-8304

                           CHAMPION HOME BUILDERS CO.

Ladies and Gentlemen:

      This Issuance Request is delivered to you pursuant to Section 2.6 of the Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Champion Home Builders Co. (the "Borrower"), Champion Enterprises, Inc., as Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, as Administrative Agent for the Lenders. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that on ____________ ___, _____ (the "Date of Issuance") [Name of Issuer] (the "[Revolving][Synthetic] Issuer") [issue a [Revolving] [Synthetic] Letter of Credit in the initial Stated Amount of $____________ with a Stated Expiry Date (as defined therein) of ____________ ___, _____] [extend the Stated Expiry Date (as defined under Letter of Credit No. ___, issued on ____________ ___, _____, in the initial Stated Amount of $____________) to a revised Stated Expiry Date (as defined therein) of ____________ ___, _____].

      The beneficiary of the requested [Revolving] [Synthetic] Letter of Credit will be _________________________, and such [Revolving] [Synthetic] Letter of Credit will be in support of ___________________.

      The Borrower hereby acknowledges that, pursuant to Section 5.3.2 of the Credit Agreement, each of the delivery of this Issuance Request and the acceptance by the Borrower of the [issuance] [extension] of the [Revolving] [Synthetic] Letter of Credit requested hereby constitutes a representation and warranty by the Borrower that, on the date of such [issuance] [extension], and both before and after giving effect thereto and to the application of the proceeds or benefits of the [Revolving] [Synthetic] Letter of Credit [issued] [extended] in accordance herewith, all statements set forth in Section 5.3.1 of the Credit Agreement are true and correct to the extent set forth in clause (a) of such Section.

                                     B-2-1

      The Borrower agrees that if prior to the time of the [issuance] [extension] of the [Revolving] [SYNTHETIC] Letter of Credit requested hereby any matter certified to herein by it will not be true and correct to the extent set forth in clause (a) of Section 5.3.1 of the Credit Agreement at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the [issuance] [extension] of the [Revolving] [Synthetic] Letter of Credit requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct to such extent at the date of such [issuance] [extension] as if then made.

                                     B-2-2

      IN WITNESS WHEREOF, the Borrower has caused this Issuance Request to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this _____ day of _______________,
_______.

                                              CHAMPION HOME BUILDERS CO.

                                              By_________________________
                                                Title:

                                     B-2-3

                                                                       EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE

Credit Suisse,
  as Administrative Agent
11 Madison Avenue
New York, NY  10010

Attention:[ ]

                           CHAMPION HOME BUILDERS CO.

Ladies and Gentlemen:

      This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.4 of the Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Champion Home Builders Co. (the "Borrower"), Champion Enterprises, Inc., as Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, as Administrative Agent for the Lenders. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that on ____________ ___, _____,

            (1) [$] [(pound)]____________ of the presently outstanding principal amount of the [Revolving Loans] [US Term LOANS] [Sterling Term Loans] originally made on ____________ ___, _____, presently being maintained as [Base Rate Loans] [LIBO Rate Loans],

            (2) be [converted into] [continued as],

            (3) **[LIBO Rate Loans having an Interest Period of _____ months] [Base Rate Loans].

            The Borrower hereby:

            (a) certifies and warrants that no Default has occurred and is continuing; and

            (b) agrees that if prior to the time of the [continuation] [conversion] requested hereby any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent.

-----------------
* Insert appropriate interest rate option and, if applicable, the number of months with respect to LIBO Rate Loans.

Except to the extent, if any, that prior to the time of the [continuation] [conversion] requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct to the extent set forth in clause (a) of Section 5.3.1 of the Credit Agreement at the date of such [continuation] [conversion] as if then made.

      IN WITNESS WHEREOF, the Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this _____ day of ____________, _____.

                                             CHAMPION HOME BUILDERS CO.

                                             By___________________________
                                               Title:

                                                                       EXHIBIT D

                           LENDER ASSIGNMENT AGREEMENT

                                                        ------------- ---, -----

To:   Champion Home Builders Co.,
      as Borrower
      2701 Cambridge Court, Suite 300
      Auburn Hills, MI 48326

      Champion Enterprises, Inc.,
      as Parent
      2701 Cambridge Court, Suite 300
      Auburn Hills, MI 48326

      Credit Suisse,
      as Administrative Agent
      11 Madison Avenue
      New York, NY  10010

                           CHAMPION HOME BUILDERS CO.

Ladies and Gentlemen:

      This Lender Assignment Agreement (the "Assignment and Acceptance") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standards Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to be incorporated herein by reference and made a part of this Assignment.

      For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Closing Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights, benefits, obligations, liabilities and indemnities in its capacity as a Lender under (and in connection with) the Credit Agreement and any other Loan Documents to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit, guarantees, revolving or term loans or synthetic deposits included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the other Loan Documents or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

      This agreement shall be effective as of the Effective Date upon the written consent of the Administrative Agent and, unless an Event of Default shall have occurred and be continuing, the Borrower being subscribed in the space indicated below.

1.    Assignor:              ______________________________

2.    Assignee:              ______________________________
                             [and is an Affiliate/Approved Fund of [identify
                             Lender]]

3.    Borrower:              Champion Home Builders Co.


4.    Administrative Agent:  Credit Suisse, as the administrative agent under the Credit Agreement (the "Administrative Agent")

5.    Credit Agreement:      The Amended and Restated Credit Agreement, dated
                             as of April 7, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Champion Enterprises, Inc., as Parent, the various financial institutions and other
                             Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, as Administrative
                             Agent for the Lenders.

6.    Assigned Interest:

                                                                      Percentage
                        Aggregate Amount of      Amount of            Assigned of
                        Commitment/ Loans/      Commitment/           Commitment/
                     Synthetic Deposits for   Loans/ Synthetic     Loans/ Synthetic
Facility Assigned          all Lenders        Deposits Assigned        Deposits
-----------------    ----------------------   -----------------    ---------------
Revolving Loan       $                        $                           %
US Term Loan         $                        $                           %
Sterling Term Loan   $                        $                           %
Synthetic Deposit    $                        $                           %

Effective Date:                                                 [MONTH] __, 20__

      The terms set forth in this Assignment and Acceptance are hereby agreed to as of the Effective Date:

                                                     ASSIGNOR
                                                     [NAME OF ASSIGNOR]

                                                     By:________________________
                                                        Name:
                                                        Title:

                                                     ASSIGNEE
                                                     [NAME OF ASSIGNEE]

                                                     By:________________________
                                                        Name:
                                                        Title:

Consented to and Accepted:

CREDIT SUISSE,
as the Administrative Agent

By:______________________________
   Title:

[CHAMPION HOME BUILDERS CO.,
  as Borrower

By_______________________________
   Name:
   Title:](1)

----------------------
(1) Consent of the Borrower is required for assignments unless an Event of Defaults (as defined in the Credit Agreement) has occurred and is continuing

                                                                         ANNEX 1

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ACCEPTANCE

            1. Representations and Warranties.

            1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) except as provided in clause (a) above, assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Parent, the Borrower or any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Parent, the Borrower or any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

            1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1.7 or 7.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is a Non-U.S. Lender, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee, and (vii) it shall not be (A) a natural Person,
(B) the Borrower, (C) any Affiliate of the Borrower, (D) any other Person taking direction from, or working in concert with, the Borrower or any of the Borrower's Affiliates or (E) any Person who is (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by the U.S. Department of Treasury Office of Foreign Asset Control (the "OFAC") and/or on any other similar list that is readily accessible to the public and maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation; or (ii) either (1) included within the term "designated national" as defined in the Cuban Asset Control Regulations, 31 C.F.R. Part 515, or (2) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders that are readily accessible to the public; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

            2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

            3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be deemed to be a contract made under, governed by, and construed in accordance with, the laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) without regard to conflicts of laws principles.

                                                                       EXHIBIT E

                             COMPLIANCE CERTIFICATE

                           CHAMPION ENTERPRISES, INC.

                             [__________ ___, 20__]

      This Compliance Certificate (this "Certificate") is delivered by CHAMPION ENTERPRISES, INC., a Michigan corporation (the "Parent") pursuant to clause (c) of Section 7.1 of that certain Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Champion Home Builders Co. (the "Borrower"), the Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, as Administrative Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      This Certificate relates to the ______ [Fiscal Quarter] [Fiscal Year], commencing on _________, ______ and ending on __________, _____ (such latter date being the "Computation Date").

      The undersigned is duly authorized to execute and deliver this Certificate on behalf of the Parent. By executing this Certificate the undersigned hereby certifies to the Administrative Agent and Lenders that as of the Computation
Date:

            (a) Attached hereto as Annex I are copies of

            [the unaudited consolidated balance sheets of the Parent and its Subsidiaries as at the Fiscal Quarter ended [___________] and the consolidated statements of income and cash flow of the Parent and its Subsidiaries for such Fiscal Quarter and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year (subject to normal year end adjustments).](1)

            [the consolidated balance sheets of the Parent and its Subsidiaries, and the related consolidated statements of income and cash flow of the Parent and its Subsidiaries, for the Fiscal Year ended [___________], setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by [___________](2).](3)

------------------
(1)   INCLUDE FOR QUARTERLY FINANCIAL DELIVERABLES.
(2) Insert name of independent public accountants that shall be acceptable to the Administrative Agent.
(3)   INCLUDE FOR ANNUAL FINANCIAL DELIVERABLES.

      (b) The financial statements delivered with this Certificate in accordance with [clause (a)] [clause (b)] of Section 7.1 of the Credit Agreement are correct and complete in all material respects.

      (c) Any other information presented in connection with this Certificate (including the schedules hereto) is correct and complete in all material respects.

      (d) The Leverage Ratio as of ______________ was [___:1], as computed on
Schedule 3 hereto. The maximum Leverage Ratio for such period permitted pursuant to clause (a) of Section 8.4 of the Credit Agreement is [___:1] and, accordingly, the terms of such clause [have] [have not] been complied with.

      (e) The Interest Coverage Ratio as of ______________ was [___:1], as computed on Schedule 7 hereto. The minimum Interest Coverage Ratio permitted pursuant to clause (b) of Section 8.4 of the Credit Agreement is 3.00:1 and, accordingly, the terms of such clause [have] [have not] been complied with.

      (f) No Default or Event of Default has occurred and is continuing, except as set forth on Schedule 4 hereto, which includes a description of the nature and period of existence of such Default or Event of Default and what action the Parent, the Borrower or any other Obligor has taken, is taking and proposes to take with respect thereto.

      (g) [Excess Cash Flow, as demonstrated by the calculation on Schedule 5 hereto, for the Fiscal Year ending __________ equals $_________.](4)

      (h) Except as set forth on Schedule 6 hereto, subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to clause (c) of Section 7.1 of the Credit Agreement, no Obligor has formed or acquired any new Subsidiary, and no Subsidiary has ceased to be an Immaterial Subsidiary. With respect to any Subsidiaries identified in Schedule 6 hereto, each such Subsidiary (other than an Immaterial Subsidiary) is in compliance in all material respects with the requirements of Section 7.8 of the Credit Agreement. Schedule 6 hereto also sets forth in reasonable details the assets and revenues of each of the Parent's Subsidiaries so as to demonstrate whether or not such Subsidiaries previously certified to the Lenders as being "Immaterial Subsidiaries" continue to be Immaterial Subsidiaries in compliance with the Credit Agreement.

------------------
(4)   INCLUDE FOR ANNUAL FINANCIAL DELIVERABLES.

      IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief financial officer or chief accounting officer as of the date first above written.

                                             CHAMPION ENTERPRISES, INC.

                                             By:______________________________
                                                Name:
                                                Title:

ALL AMOUNTS ARE WITHOUT DUPLICATION AND, UNLESS OTHERWISE INDICATED, ARE CALCULATED FOR THE PARENT, THE BORROWER AND THEIR RESPECTIVE SUBSIDIARIES ON A CONSOLIDATED BASIS (OTHER THAN, SOLELY FOR PURPOSES OF THE DEFINITION OF LEVERAGE RATIO, THE CDC SUBSIDIARIES)

                                   SCHEDULE 1
                                   TOTAL DEBT

1. Indebtedness is defined as follows:(5)

(a)   all obligations for borrowed money or advances and all obligations
      evidenced by bonds, debentures, notes or similar instruments;                  $_____________

(b)   all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances
      issued;                                                                        $_____________

(c)   all Capitalized Lease Liabilities;                                             $_____________

(d)   whether or not so included as liabilities in accordance with GAAP, all obligations secured by any Lien on any property or assets owned or held by any Person regardless of whether the obligations secured thereby shall have been assumed by that Person or are non-recourse to the credit of such
      Person;(6)                                                                     $_____________

(e)   net Hedging Obligations;                                                       $_____________

(f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 120 days or, if overdue for more than 120 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on

----------
(5) Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such Person, except to the extent that such Person is not liable therefor (by contract, as a matter of law or otherwise). Notwithstanding any of the foregoing, Indebtedness shall not include (i) Repurchase Obligations, (ii) operating lease obligations, (iii) short term notes evidencing earnest money deposits received in the ordinary course of business from purchasers of inventory of the Parent or any of its Subsidiaries, (iv) any obligation in respect of minimum guaranteed commissions, rebates or other similar payments to such purchasers, minimum returns to such purchasers, or indemnification obligations owed to such purchasers, in each case pursuant to contracts to provide services to such purchasers entered into in the ordinary course of business, and (v) account credits to participants under any compensation plan entered into in the ordinary course of business.

(6) The amount of any Indebtedness of others that constitutes Indebtedness of such Person solely by reason of this item shall, in the event that such Indebtedness is limited recourse to such property (without recourse to such Person), for purposes of the Credit Agreement, be equal to the lesser of the amount of such obligation and the fair market value of the property or assets to which the Lien attaches, determined in good faith by such Person.

      the books of such Person), including obligations of such Person, whether liquidated or unliquidated, fixed or contingent, arising from the acquisition of a business or a line of business (whether pursuant to an acquisition of Capital Securities, assets or otherwise) and payable to the seller or sellers thereof, including obligations in respect of deferred purchase price or "earn-outs" or other contingent payments (whether based
      on revenue or otherwise);                                                      $_____________

(g)   obligations arising under Synthetic Leases;                                    $_____________

(h)   Redeemable Capital Securities; and                                             $_____________

(i)   all Contingent Liabilities in respect of any of the foregoing.                 $_____________

(j)   the sum of Items (1)(a) through (i) above                                      $_____________

2.(a) Indebtedness of CDC Subsidiaries                                               $_____________

(b)   Stated Amount of Letters of Credit                                             $_____________

(c)   net Hedging Obligations                                                        $_____________

(d)   Deferred Acquisition Obligations

      (A) that have not been liquidated, or

      (B) to the extent such obligations may, in accordance with their terms, be satisfied at the sole option of the obligor thereof at any time regardless of the occurrence of any event by the delivery of Capital Securities (other than
Redeemable Capital Securities) of the Parent).                                       $_____________

3.    Total Debt (Item 1(j) less the sum of Items 2(a) through (d) above)            $_____________

                                   SCHEDULE 2
                                     EBITDA

1. EBITDA: for the four consecutive Fiscal Quarters ending on ___________________ (the "Computation Period"), the sum (without duplication) of

(a)   Net Income for the Computation Period:

      (i) the aggregate of all amounts which would be included in determining net income from continuing operations on the consolidated financial statements of the Parent and its Subsidiaries for the Computation Period
      excluding, to the extent included in such calculation: (a) extraordinary gains and losses, (b) gains and losses from Dispositions made pursuant to clause (d), (e) or (f) of Section 8.10 of the Credit Agreement, (c) the
      income or loss of any Person in which the Parent or any of its
      Subsidiaries has an Investment (but such Person is not a Subsidiary), except (x) in the case of any such income, to the extent that any such income is actually received by the Parent or such Subsidiary in the form of dividends or similar distributions and (y) in the case of any such loss, to the extent funded or committed to be funded by the Parent or any of its Subsidiaries, and (d) the income or loss of any Subsidiary of the
      Parent (that is not a Subsidiary Guarantor) to the extent (x) in the case of any such income, that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary and (y) in the case of loss, to the extent not funded
      or committed to be funded by the Parent or any of its Subsidiaries.            $_____________

Plus:

(b) In each case to the extent deducted in the calculation of Net Income, but without duplication:

      (i) amounts attributable to amortization;                                      $_____________

      (ii) expenses for Michigan state single business taxes, franchise taxes, federal, state, local and foreign taxes, in each case based on income or
      profits;                                                                       $_____________

      (iii) Interest Expense:

            A) the aggregate consolidated interest expense of the Parent and its Subsidiaries for such applicable period, including, without duplication, the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense, including up-front and annual fees and expenses relating to Interest
            Expense, and the amortization of all deferred financing

            costs,

            minus

            (B) to the extent included in such consolidated interest expense, other non-cash charges and expenses and (C) interest income of the Parent and its Subsidiaries for such period.

            (D) Item 1(b)(iii)(A) minus (Item 1(b)(iii)(B) plus Item
            1(b)(iii)(C))                                                            $_____________

      (iv) depreciation of assets;                                                   $_____________

      (v) Transaction Costs;                                                         $_____________

      (vi) non-cash losses and non-cash impairment charges, including goodwill
      impairment charges;                                                            $_____________

      (vii) non-cash restructuring and closing costs associated with the closure of facilities and operations and non-cash operating losses of such closed
      facilities and operations in the month of and subsequent to their closure;     $_____________

      (viii) losses from repurchases or extinguishment of debt issued by the
      Parent or any of its Subsidiaries;                                             $_____________

      (ix) the sum of Item 1(b)(i) through (viii) hereto                             $_____________

Less:

(c) In each case to the extent included in the calculation of Net Income, but without duplication:

      (i) non-cash items of income for such period;                                  $_____________

      (ii) gains from repurchases or extinguishment of debt issued by the Parent
      or any of its Subsidiaries;                                                    $_____________

      (iii) income tax credits;                                                      $_____________

      (iv) the sum of Items 1(c)(i) through (iii) hereto                             $_____________

Less:

(d)   the amount of all cash payments made in such Computation Period to the extent that such payments relate to a non-cash loss, non-cash charge or non-cash cost incurred in a previous period that was added back in determining EBITDA hereunder pursuant to the preceding Item 1(b)(vi) and
      (vii).                                                                         $_____________

2. EBITDA (Item 1(a)(i) plus Item 1(ix) minus Item 1(c)(iv)) minus Item 1(d))        $_____________

                                   SCHEDULE 3
                                 LEVERAGE RATIO

                             for the Fiscal Quarter
                          ending on ___________, _____

1. Leverage Ratio is calculated for the Parent and its Subsidiaries as of ____________ and is defined as follows:

(a)   Total Debt (as calculated on Schedule 1 hereto) outstanding as of              $_____________
      ____________

(b)   (i) EBITDA (as calculated in Schedule 2 hereto)                                $_____________

      (ii) CDC Subsidiaries EBITDA                                                   $_____________

(c)   Item 1(b)(i) minus Item 1(b)(ii)                                               $_____________

2. Leverage Ratio (the ratio of Item 1(a) to Item 1(c))

                                   SCHEDULE 4
               CONDITIONS OR EVENTS WHICH CONSTITUTE A DEFAULT OR
                                EVENT OF DEFAULT

[IF ANY CONDITION OR EVENT EXISTS THAT CONSTITUTES A DEFAULT OR EVENT OF DEFAULT, SPECIFY NATURE AND PERIOD OF EXISTENCE AND WHAT ACTION THE PARENT, THE BORROWER OR ANY OTHER OBLIGOR HAS TAKEN, IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO; IF NO CONDITION OR EVENT EXISTS, STATE "NONE."]

                                   SCHEDULE 5
                                EXCESS CASH FLOW

1. Excess Cash Flow is calculated for the Parent and its Subsidiaries for the Fiscal Year ended [_________], and is defined as follows:

(a) the sum of:

      (i) EBITDA (as calculated in Schedule 2 hereto (for the
      Fiscal Year ended [_________]));                           $______________

      (ii) to the extent not included in such EBITDA, cash
      actually received by the Parent and its Subsidiaries
      during such Fiscal Year in respect of gains from
      Dispositions made pursuant to clause (d) of Section 8.10
      of the Credit Agreement;                                   $______________

      (iii) reductions (if any) to working capital (excluding
      cash and Cash Equivalent Investments) of the Parent and
      its Subsidiaries for such Fiscal Year (i.e., the decrease
      (if any) in Current Assets minus Current Liabilities from
      the beginning to the end of such Fiscal Year) other than
      reductions attributable to (x) the reclassification of any
      Indebtedness from "long term debt" to "Current
      Liabilities" or (y) the return of the Travelers Deposit to
      the Borrower;                                              $______________

      (iv) the sum of Items 1(a)(i) through (iii)                $______________

(b)   the sum of:

      (i) all Interest Expense (as calculated in Item 1(b)(iii)
      of Schedule 2 hereto) paid in cash during such Fiscal Year
      (including the interest portion of Capitalized Lease
      Obligations paid in cash and the interest portion of any
      deferred payment obligation paid in cash during such
      Fiscal Year);                                              $______________

      (ii) the aggregate amount of all principal payments,
      whether scheduled payments, mandatory prepayments or
      voluntary prepayments, paid by the Parent and its
      Subsidiaries on all Indebtedness during such period
      (including the principal portion of payments in respect of
      Capitalized Leases but excluding principal payments in
      respect of any revolving-type facility (including the
      Revolving Loans) except in connection with a permanent
      reduction in the commitment relating to such
      revolving-type facility), in each case, to the extent
      permitted to be made under this Agreement and so long as
      not made with, or on account of, proceeds of Indebtedness
      or equity issuances or other proceeds that would not be
      included in EBITDA; provided that, for the avoidance of
      doubt, amounts deducted under this item may be deducted in
      only one Fiscal Year;                                      $______________

      (iii) all Taxes paid by the Parent and its Subsidiaries in cash during such Fiscal Year, to the extent such payments
      are in respect of income all determined on a consolidated
      basis;                                                     $______________

      (iv) all Capital Expenditures made by the Parent and its
      Subsidiaries paid or payable in cash to the extent
      permitted to be made under the Credit Agreement and so
      long as not financed with the proceeds of Indebtedness or
      equity issuances or other proceeds that would not be
      included in EBITDA; provided that, for the avoidance of
      doubt, amounts deducted under this clause may be deducted
      in only one Fiscal Year;                                   $______________

      (v) all expenditures made by the Parent and its
      Subsidiaries in cash during such period in respect of
      Permitted Acquisitions so long as not financed with the
      proceeds of debt or equity issuances or other proceeds
      that would not be included in EBITDA;                      $______________

      (vi) to the extent not subtracted in determining EBITDA
      for such Fiscal Year, cash actually paid by the Parent and its Subsidiaries during such Fiscal Year in respect of
      losses from Dispositions made pursuant to clause (d) of
      Section 8.10 of the Credit Agreement,                      $______________

      (vii) to the extent added to Net Income (as calculated in
      Item (1)(a) of Schedule 2 hereto) in determining EBITDA
      for such Fiscal Year, Transaction Costs paid in cash by
      the Parent and its Subsidiaries during such Fiscal Year;   $______________

      (viii) to the extent not subtracted in determining EBITDA
      for such Fiscal Year, cash actually paid by the Parent and its Subsidiaries during such Fiscal Year in respect of any
      loss;                                                      $______________

      (ix) additions (if any) to working capital (excluding cash and Cash Equivalent Investments) of the Parent and its
      Subsidiaries for such Fiscal Year (i.e., the increase (if
      any) in Current Assets minus Current Liabilities from the
      beginning to the end of such Fiscal Year).                 $______________

      (x) the sum of Items 1(b)(i) through (ix).                 $______________

2.    Excess Cash Flow (Item (1)(a)(iv) minus Item (1)(b)(x))    $______________

                                   SCHEDULE 6
                IMMATERIAL SUBSIDIARIES AND ORGANIZATION CHANGES

[Specify assets and revenue of each Subsidiary previously certified to the Lenders as being "Immaterial Subsidiaries", demonstrating that such Subsidiaries continue to be Immaterial Subsidiaries.]

[If any Obligor has formed or acquired any new Subsidiary, or any Subsidiary has ceased to be an Immaterial Subsidiary, such change shall be specified below.]

                                   SCHEDULE 7
                             INTEREST COVERAGE RATIO

                                   for the Fiscal Quarter
      ending on ___________, _____ and each of the three immediately prior Fiscal Quarters

1. Interest Coverage Ratio is calculated for the Parent and its Subsidiaries as of _____________ and is defined as follows:

(a) EBITDA (as calculated in Schedule 2 hereto)                  $______________

(b) the portion of the Interest Expense (as calculated in Item
1(b)(iii) of Schedule 2 hereto) that is payable in cash by the
Parent and its Subsidiaries; provided that, in the event the applicable four-Fiscal-Quarter period would include any period of time prior to the Closing Date, $_____________ Interest
Expense for the purposes of this Item 1(b) shall be determined
on an Annualized Basis.                                          $______________

2. Interest Coverage Ratio (the ratio of Item 1(a) to Item 1(b))  ______________

                                     ANNEX I

                              Financial Information

                                                                       EXHIBIT F
                                                                  CONFORMED COPY

                           FORM OF SUBSIDIARY GUARANTY

      This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Subsidiary Guaranty"), dated as of October 31, 2005, is made by each Subsidiary of Champion Home Builders Co., a Michigan corporation (the "Borrower"), from time to time party hereto (each individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"), in favor of Credit Suisse, Cayman Islands Branch, as administrative agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties (capitalized terms used herein have the meanings set forth in or incorporated by reference in
Article I).

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Champion Enterprises, Inc., as Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower; and

      WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, each Subsidiary Guarantor is required to execute and deliver this Subsidiary Guaranty; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Subsidiary Guarantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Subsidiary Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the preamble.

      "Credit Agreement" is defined in the first recital.

      "Guaranteed Obligations" means all of the Obligations of each Obligor; provided however, that such Obligations shall not include, either directly or indirectly, any Obligations of the Parent.

      "Subsidiary Guarantor" and "Subsidiary Guarantors" are defined in the preamble.

      "Subsidiary Guaranty" is defined in the preamble.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Subsidiary Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE II
                         Subsidiary GUARANTY PROVISIONS

      SECTION 2.1. Subsidiary Guaranty. Each Subsidiary Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Guaranteed Obligations now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 9.1.9 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, Reimbursement Obligations, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)); and

            (b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party in enforcing any rights under this Subsidiary Guaranty;

provided, however, that each Subsidiary Guarantor shall only be liable under this Subsidiary Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Subsidiary Guaranty, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Subsidiary Guaranty constitutes a guaranty of payment when due and not of collection, and each Subsidiary Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor or any other Person before or as a condition to the obligations of such Subsidiary Guarantor hereunder.

      SECTION 2.2. Reinstatement, etc. Each Subsidiary Guarantor hereby jointly and severally agrees that this Subsidiary Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, including upon the occurrence of any Default set forth in Section 9.1.9 of the Credit Agreement or otherwise, all as though such payment had not been made.

      SECTION 2.3. Guaranty Absolute, etc. This Subsidiary Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. Each Subsidiary Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Subsidiary Guarantor under this Subsidiary Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of any Loan Document;

            (b) the failure of any Secured Party

                  (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor (including any Guarantor) of, or collateral securing, any Guaranteed Obligations;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

            (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Subsidiary Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

            (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including a Subsidiary Guarantor hereunder) of the Guaranteed Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Guaranteed Obligations; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

      SECTION 2.4. Setoff. Each Subsidiary Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender, without the requirement that any notice be given to such Subsidiary Guarantor (such notice being expressly waived by each Subsidiary Guarantor), upon the occurrence and during the continuance of any Default described in clauses (a) through (d) of Section
9.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, to set-off and appropriate and apply to the payment of the Guaranteed Obligations (whether or not then due, and whether or not any Secured Party has made any demand for payment of the Guaranteed Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of such Subsidiary Guarantor then or thereafter maintained with such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees to notify the applicable Subsidiary Guarantor and the Administrative Agent after any such setoff and application made by such Secured Party; provided further, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

      SECTION 2.5. Waiver, etc. Each Subsidiary Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Subsidiary Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Guaranteed Obligations, as the case may be.

      SECTION 2.6. Postponement of Subrogation, etc. Each Subsidiary Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall any Subsidiary Guarantor seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Subsidiary Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Subsidiary Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with Section 2.7; provided, however, that if any Subsidiary Guarantor has made payment to the Secured Parties of all or any part of the Guaranteed Obligations and the Termination Date has occurred, then at such Subsidiary Guarantor's request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Subsidiary Guarantor, execute and deliver to such Subsidiary Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Subsidiary Guarantor of an interest in the Guaranteed Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, each Subsidiary Guarantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Subsidiary Guaranty to any Secured Party.

      SECTION 2.7. Payments; Application. Each Subsidiary Guarantor hereby agrees with each Secured Party as follows:

            (a) Each Subsidiary Guarantor agrees that all payments made by such Subsidiary Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any Taxes, each Subsidiary Guarantor hereby agreeing to comply with and be bound by the provisions of Sections
      4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Subsidiary Guaranty by this reference as if set forth herein; provided, that references to the "Borrower" in such Sections shall be deemed to be references to each Subsidiary Guarantor, and references to "this Agreement" in such Sections shall be deemed to be references to this Subsidiary Guaranty.

            (b) All payments made hereunder shall be applied upon receipt as set forth in Section 4.7 of the Credit Agreement.

      For purposes of this Subsidiary Guaranty, the "credit exposure" at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce the Secured Parties to enter into Rate Protection Agreements, each Subsidiary Guarantor represents and warrants to each Secured Party as set forth below.

      SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to any Subsidiary Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Subsidiary Guaranty by this reference as though specifically set forth in this Article.

      SECTION 3.2. Financial Condition, etc. Except with respect to the Parent, each Subsidiary Guarantor has knowledge of each other Obligor's financial condition and affairs and that it has adequate means to obtain from the each such Obligor on an ongoing basis information relating thereto and to such Obligor's ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Subsidiary Guaranty is in effect. Each Subsidiary Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of such Subsidiary Guarantor nor to advise such Subsidiary Guarantor of any fact respecting, or any change in, the financial condition or affairs of any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Subsidiary Guarantor, or might (or does) materially increase the risk of such Subsidiary Guarantor as guarantor, or might (or would) affect the willingness of such Subsidiary Guarantor to continue as a guarantor of the Guaranteed Obligations.

      SECTION 3.3. Best Interests. It is in the best interests of each Subsidiary Guarantor to execute this Subsidiary Guaranty inasmuch as such Subsidiary Guarantor will, as a result of being a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrower, other Obligors (other than the Parent) and certain Secured Parties, and each Subsidiary Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrower.

                                   ARTICLE IV
                                 COVENANTS, ETC.

      Each Subsidiary Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Articles VII and VIII and Section 9.1.9 of the Credit Agreement) which are applicable to such Subsidiary Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Subsidiary Guaranty by this reference as though specifically set forth in this Article.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

      SECTION 5.1. Loan Document. This Subsidiary Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XII thereof.

      SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Subsidiary Guaranty shall remain in full force and effect until the Termination Date has occurred, shall be jointly and severally binding upon each Subsidiary Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided, however, that no Subsidiary Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

      SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Subsidiary Guaranty, nor consent to any departure by any Subsidiary Guarantor from its obligations under this Subsidiary Guaranty, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 12.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Subsidiary Guarantor, in care of the Borrower) set forth on Schedule II to the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

      SECTION 5.5. Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a "Subsidiary Guarantor" hereunder with the same force and effect as if it were originally a party to this Subsidiary Guaranty and named as a "Subsidiary Guarantor" hereunder. The execution and delivery of such supplement shall not require the consent of any other Subsidiary Guarantor hereunder, and the rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Subsidiary Guaranty.

      SECTION 5.6. Release of Guarantor. Upon the occurrence of the Termination Date, this Subsidiary Guaranty and all obligations of each Subsidiary Guarantor hereunder shall terminate, without delivery of any instrument or performance of any act by any party. In addition, at the request of the Borrower, and at the sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that the Capital Securities of such Subsidiary Guarantor are Disposed of in a transaction permitted by the Credit Agreement; provided, that the Borrower shall have delivered to the Administrative Agent, at least three Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and a certification by the Borrower stating that such transaction is in compliance with the Loan Documents.

      SECTION 5.7. No Waiver; Remedies. In addition to, and not in limitation of, Sections 2.3 and 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 5.8. Section Captions. Section captions used in this Subsidiary Guaranty are for convenience of reference only, and shall not affect the construction of this Subsidiary Guaranty.

      SECTION 5.9. Severability. Wherever possible each provision of this Subsidiary Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subsidiary Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subsidiary Guaranty.

      SECTION 5.10. Governing Law, Entire Agreement, etc. THIS SUBSIDIARY GUARANTY WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Subsidiary Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 5.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUER OR ANY SUBSIDIARY GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH SUBSIDIARY GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE BORROWER IN SECTION 12.2 OF THE CREDIT AGREEMENT. EACH SUBSIDIARY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY SUBSIDIARY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF

EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

      SECTION 5.12. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY) AND EACH SUBSIDIARY GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, THE ISSUER OR SUCH SUBSIDIARY GUARANTOR IN CONNECTION THEREWITH. EACH SUBSIDIARY GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND THE ISSUER ENTERING INTO THE LOAN DOCUMENTS.

      SECTION 5.13. Counterparts. This Subsidiary Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Subsidiary Guaranty to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                CHAMPION ENTERPRISES MANAGEMENT CO.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                CHAMPION RETAIL, INC.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                DUTCH HOUSING, INC.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                HOMES OF MERIT, INC.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                MODULINE INTERNATIONAL, INC.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                NEW ERA BUILDING SYSTEMS, INC.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                REDMAN HOMES, INC.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                REDMAN INDUSTRIES, INC.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                SAN JOSE ADVANTAGE HOMES, INC.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                STAR FLEET, INC.

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

                                WESTERN HOMES CORPORATION

                                By: /s/ John J. Collins, Jr.
                                    --------------------------------------------
                                    Name: John J. Collins, Jr.
                                    Title:  Vice President

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
  as Administrative Agent

By: /s/  Robert Hetu
    ---------------------------------
    Name: Robert Hetu
    Title: Director

By: /s/  Cassandra Droogan
    ---------------------------------
    Name: Cassandra Droogan
    Title: Associate

                                                                      ANNEX I to
                                                         the Subsidiary Guaranty

      THIS SUPPLEMENT, dated as of ____________ ___, _____ (this "Supplement"), is to the Subsidiary Guaranty, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Subsidiary Guaranty"), among the Subsidiary Guarantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in
Article I of the Subsidiary Guaranty) from time to time party thereto, in favor of Credit Suisse, Cayman Islands Branch, as administrative agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

      WHEREAS, pursuant to the provisions of Section 5.5 of the Subsidiary Guaranty, each of the undersigned is becoming a Subsidiary Guarantor under the Subsidiary Guaranty; and

      WHEREAS, each of the undersigned desires to become a "Subsidiary Guarantor" under the Subsidiary Guaranty in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

      NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of each Secured Party, as follows.

      SECTION 1. Party to Subsidiary Guaranty, etc. In accordance with the terms of the Subsidiary Guaranty, by its signature below, each of the undersigned hereby irrevocably agrees to become a Subsidiary Guarantor under the Subsidiary Guaranty with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Subsidiary Guaranty applicable to it as a Subsidiary Guarantor and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct in all material respects as of the date hereof. In furtherance of the foregoing, each reference to a "Subsidiary Guarantor" and/or "Subsidiary Guarantors" in the Subsidiary Guaranty shall be deemed to include each of the undersigned.

      SECTION 2. Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Subsidiary Guaranty constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      SECTION 3. Full Force of Subsidiary Guaranty. Except as expressly supplemented hereby, the Subsidiary Guaranty shall remain in full force and effect in accordance with its terms.

                                   F-Annex-1

      SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Subsidiary Guaranty.

      SECTION 5. Indemnity; Fees and Expenses, etc. Without limiting the provisions of any other Loan Document, each of the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Supplement, including reasonable attorney's fees and expenses of the Administrative Agent's counsel.

      SECTION 6. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 7. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                   F-Annex-2

      IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                         [NAME OF ADDITIONAL SUBSIDIARY]

                                         By_____________________________________
                                         Title:

                                         [NAME OF ADDITIONAL SUBSIDIARY]

                                         By_____________________________________
                                         Title:

                                         [NAME OF ADDITIONAL SUBSIDIARY]

                                         By_____________________________________
                                         Title:

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
  as Administrative Agent

By_________________________________
  Title:

                                   F-Annex-3

                                                                       EXHIBIT G
                                                                  CONFORMED COPY

                          PLEDGE AND SECURITY AGREEMENT

      This PLEDGE AND SECURITY AGREEMENT, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), is made by Champion Home Builders Co., a Michigan corporation (the "Borrower"), Champion Enterprises, Inc., a Michigan corporation (the "Parent"), and each Subsidiary Guarantor (terms used in the preamble and the recitals have the definitions set forth in or incorporated by reference in Article I) from time to time a party to this Security Agreement (each individually a "Grantor" and collectively, the "Grantors"), in favor of Wells Fargo Bank, N.A., having an address at 230 West Monroe Street, Suite 2900, Chicago, Illinois 60606, as the Collateral Trustee for the Secured Parties (as defined below) under the Collateral Trust Agreement referred to below (in such capacity and together with its successors and assigns from time to time acting as Collateral Trustee under such Collateral Trust Agreement, the "Collateral Trustee").

                              W I T N E S S E T H :

      WHEREAS, pursuant to the terms, conditions and provisions of the Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), Credit Suisse, Cayman Islands Branch, as administrative agent (the "Administrative Agent"), the Lenders have agreed to make Loans to, and to issue Letters of Credit for the account of, the Borrower in the maximum original principal amount of TWO HUNDRED MILLION AND 00/100 DOLLARS ($200,000,000) (such Loans and Letters of Credit are hereinafter referred to collectively as the "Credit Extensions").

      WHEREAS, pursuant to an Indenture, dated as of May 3, 1999 (the "2009 Notes Indenture"), between the Parent, the Subsidiary Guarantors named therein, and The First National Bank of Chicago, as indenture trustee, the Parent issued and sold its 7.625% Senior Notes due 2009 (the "2009 Notes").

      WHEREAS, the Parent has unconditionally guaranteed the Obligations (as defined in the Credit Agreement) (the "Parent Obligations") and the Subsidiary Guarantors have unconditionally guaranteed the Obligations (as defined in the Subsidiary Guaranty) (the "Subsidiary Obligations", and together with the Parent Obligations, the "Credit Agreement Obligations").

      WHEREAS, under the 2009 Notes Indenture, the Parent issued the 2009 Notes and certain of its Subsidiaries from time to time have unconditionally guaranteed the obligations under the 2009 Notes Indenture (the "2009 Notes Obligations" and, together with the Credit Agreement Obligations, the "Secured Obligations").

      WHEREAS, the Borrower, the Parent, the Subsidiaries of the Parent listed on the signature pages thereof and the Collateral Trustee have entered into a Collateral Trust Agreement, dated as of the date hereof (the "Collateral Trust Agreement").

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "2009 Notes" is defined in the second recital.

      "2009 Notes Indenture" is defined in the second recital.

      "2009 Notes Obligations" is defined in the fourth recital.

      "Administrative Agent" is defined in the first recital.

      "Borrower" is defined in the preamble.

      "Collateral" is defined in Section 2.1.

      "Collateral Accounts" is defined in clause (b) of Section 4.3.

      "Collateral Trust Agreement" is defined in the fifth recital.

      "Collateral Trustee" is defined in the preamble.

      "Computer Hardware and Software Collateral" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form;

            (b) all software programs (including both source code, object code and all related applications and data files), designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c) all firmware associated therewith;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

            (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

      "Control Agreement" means an authenticated record in form and substance reasonably satisfactory to the Collateral Trustee, that provides for the Collateral Trustee to have "control" (as defined in the UCC) over certain Collateral.

      "Copyright Collateral" means all of the Grantors' right, title and interest in and to all copyrights, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including copyrights registered in the U.S. Copyright Office or anywhere else in the world, including the copyrights which are the subject of a registration or application referred to in Item A of Schedule V, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V, the right to sue for past, present and future infringements of any of the copyrights, and for breach or enforcement of any of the copyright licenses, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including (whether or not within the definition of "Proceeds" pursuant to Section 1.3) licenses, royalties, income, payments, claims, damages and Proceeds of infringement suits.

      "Credit Agreement" is defined in the first recital.

      "Credit Agreement Obligations" is defined in the third recital.

      "Credit Extensions" is defined in the first recital.

      "Distributions" means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

      "Foreign Subsidiary" means, with respect to any Grantor, any corporation, partnership, limited liability company or other business entity (i) which is organized under the laws of a jurisdiction other than a state of the United States or the District of Columbia and (ii) of which securities or other ownership interests representing more than 50% of the equity, more than 50% of the ordinary voting power, more than 50% of the general partnership interests or more than 50% of the limited liability company membership interests are, at the time any determination is being made, owned directly by such Grantor or one or more Grantors.

      "General Intangibles" means all "general intangibles" and all "payment intangibles", each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

      "Grantor" and "Grantors" are defined in the preamble.

      "Intellectual Property Collateral" means, collectively, the intangible components of the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

      "Patent Collateral" means all of the Grantors' right, title and interest in all:

            (a) inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing, and each patent and patent application referred to in Item A of Schedule III;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, and other agreements providing such Grantor with the right to use any items of the type referred to in clauses (a) and
      (b) above, including each patent license referred to in Item B of Schedule III; and

            (d) all Proceeds of the foregoing (including (whether or not within the definition of "Proceeds" pursuant to Section 1.3) licenses, royalties income, payments, claims, damages and Proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

      "Permitted Liens" means all Liens permitted by Section 8.3 of the Credit Agreement or any other Loan Document.

      "San Jose Inventory" is defined in clause (n)(v) of Section 2.1.

      "Secured Instrument" shall have the meaning assigned to such term in the Collateral Trust Agreement.

      "Secured Obligations" is defined in the fourth recital.

      "Secured Party" shall have the meaning assigned to such term in the Collateral Trust Agreement.

      "Securities Act" is defined in clause (a) of Section 6.2.

      "Security Agreement" is defined in the preamble.

      "Specified Default" means the occurrence and continuance of (a) an Event of Default or (b) a Default under clauses (a) through (d) of Section 9.1.9 of the Credit Agreement.

      "Trademark Collateral" means all of the Grantors' right, title and interest in:

            (a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, now existing or hereafter adopted or acquired including those which are the subject of a registration or application referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the U.S. Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all renewals of the foregoing (collectively referred to as the "Trademarks");

            (b) all trademark licenses for the grant by or to such Grantor of any right to use any trademark, including each trademark license referred to in Item B of Schedule IV; and

            (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

            (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

            (e) all Proceeds of, and rights associated with, the foregoing, including (whether or not within the definition of "Proceeds" pursuant to Section 1.3) any claim by such Grantor against third parties for past, present or future infringement or dilution of any of the foregoing, or for any injury to the goodwill connected with the use of or symbolized by any Trademarks or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

      "Trade Secrets Collateral" means all of the Grantors' right, title and interest in all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of a Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including in the form of all Documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. UCC Definitions. When used herein the terms Account, Certificated Securities, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Rights, Proceeds, Promissory Notes, Securities Account, Security Entitlement, Supporting Obligations and Uncertificated Securities have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. Letters of Credit has the meaning provided in Section 5-102 of the UCC.

                                   ARTICLE II
                                SECURITY INTEREST

      SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants to the Collateral Trustee, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of such Grantor's following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the "Collateral"):

            (a) Accounts;

            (b) Chattel Paper;

            (c) Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

            (d) Deposit Accounts;

            (e) Documents;

            (f) General Intangibles;

            (g) Goods;

            (h) Instruments;

            (i) Investment Property;

            (j) Letter-of-Credit Rights and Letters of Credit;

            (k) Supporting Obligations;

            (l) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

            (m) all Proceeds of the foregoing and, to the extent not otherwise included, in Proceeds (A) all payments under insurance (whether or not the Collateral Trustee is the loss payee thereof) and (B) all tort claims; and

            (n) all other property and rights of every kind and description and interests therein.

            Notwithstanding the foregoing, the term "Collateral" shall not include:

                  (i) such Grantor's real property interests (including fee real estate, leasehold interests and fixtures);

                  (ii) any General Intangibles or other rights arising under any contracts, instruments, licenses, leases or other documents (each, a "Contract") or any asset or property that is subject to any Contract thereof as to which the grant of a security interest would (A) constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor under such Contracts, (B) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, (C) give any other party to such Contract the right to terminate its obligations thereunder or the Grantor's use of such asset would result in a breach or violation of, or constitute a default under any such Contract, or (D) would result in the loss of use of such asset subject to any such Contract;

                  (iii) Investment Property consisting of Capital Securities of a Foreign Subsidiary of such Grantor, in excess of 65% of the total combined voting power of all Capital Securities of each such Foreign Subsidiary ;

                  (iv) any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of such asset or Grantor's rights in such asset; or

                  (v) any retail inventory of San Jose Advantage Homes, Inc., and fixtures, furniture and other household items attached to or inside such inventory (the "San Jose Inventory"), and the proceeds thereof to the extent that the San Jose Inventory is subject to a Lien granted in connection with Floor-Plan Financing Lines.

      SECTION 2.2. Security for Secured Obligations. This Security Agreement and the Collateral in which the Collateral Trustee for the benefit of the Secured Parties is granted a security interest hereunder by the Grantors secure the payment and performance of all of the Secured Obligations.

      SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:

            (a) the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

            (b) the exercise by the Collateral Trustee of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

            (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2.4. Distributions on Pledged Shares. In the event that any Distribution with respect to any Capital Securities pledged hereunder is permitted to be paid (in accordance with Section 8.6 of the Credit Agreement), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution is made in contravention of Section 8.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Collateral Trustee until paid to the Collateral Trustee in accordance with
Section 4.1.5.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      The Grantors represent and warrant to each Secured Party as set forth below.

      SECTION 3.1. As to Capital Securities of the Subsidiaries, Investment Property.

            (a) With respect to any direct Subsidiary of any Grantor that is

                  (i) a corporation, business trust, joint stock company or
            similar Person, all Capital Securities issued by such Subsidiary is duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

                  (ii) a partnership or limited liability company, no Capital
            Securities issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by
            Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which either the Collateral Trustee is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Collateral Trustee that, upon the occurrence and during the continuance of a Specified Default, such issuer will comply with any instructions of the Collateral Trustee without the consent of such Grantor.

            (b) Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor on the Closing Date to the Collateral Trustee, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Trustee.

            (c) With respect to Uncertificated Securities constituting Collateral owned by any Grantor, such Grantor has caused the issuer thereof either to (i) register the Collateral Trustee as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Collateral Trustee that, upon the occurrence and during the continuance of a Specified Default, such issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Grantor.

            (d) The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged by each Grantor hereunder is as set forth on
      Schedule I.

      SECTION 3.2. Grantor Name, Location, etc.

            (a) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A ------ of
      Schedule II.


            (b) Each location a secured party would have filed a UCC financing statement in the five years prior to the date hereof to perfect a security interest in Equipment, Inventory and General Intangibles owned by such Grantor is set forth in Item B of Schedule II.

            (c) The Grantors do not have any trade names other than those set forth in Item C of Schedule II hereto.

            (d) During the four months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of
      Schedule II hereto.

            (e) Each Grantor's federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item E of Schedule II hereto.

            (f) No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

            (g) No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

            (h) No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

            (i) No Grantor has Commercial Tort Claims except as set forth on
      Item I of Schedule II.

            (j) The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.

            (k) Each Grantor has obtained a legal, valid and enforceable consent of each issuer of any Letter of Credit to the assignment of the Proceeds of such Letter of Credit to the Collateral Trustee and no Grantor has consented to, and is otherwise aware of, any Person (other than the Collateral Trustee pursuant hereto) having control (within the meaning of
      Section 9-104 of the UCC) over, or any other interest in any of such Grantor's rights in respect thereof.

      SECTION 3.3. Ownership, No Liens, etc. Each Grantor owns its Collateral free and clear of any Lien, except for (a) any security interest created by this Security Agreement or that is a Permitted Lien or (b) where the failure to do so with respect to any such Collateral could not reasonably be expected to interfere in any material respect with the value or use of such Collateral in the Grantor's business as currently conducted. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Collateral Trustee relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Collateral Trustee on the Closing Date.

      SECTION 3.4. Possession of Inventory, Control; etc.

            (a) Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory in transit in the ordinary course of business, (ii) Equipment and Inventory that is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with the Grantor) that has been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and with respect to which the Grantor will use its best efforts to cause such warehouseman, bailee agent or other Person to authenticate a record acknowledging that it holds possession of such Collateral for the Secured Parties' benefit and waive any Lien held by it against such Collateral, except Liens for customary storage/handling charges, (iii) Documents that have been delivered to the issuer of such Document to claim the Goods evidenced therefore or to any Person in connection with sales of Equipment or Inventory as permitted by the Credit Agreement, and (iv) Instruments, Documents or Promissory Notes that have been delivered to the Collateral Trustee pursuant to Section 3.5 unless it shall have (a) notified the Collateral Trustee in writing, by executing and delivering to the Collateral Trustee a supplement to this Agreement together with all schedules thereto, at least 15 days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Trustee may reasonably request and
      (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Trustee's security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder, with respect to such Collateral. In the case of Equipment or Inventory described in clause (ii) above, to the knowledge of the Borrower, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any Document for any such Equipment or Inventory, (iii) received notification of any Secured Party's interest (other than the security interest granted hereunder) in any such Equipment or Inventory or (iv) any Lien on any such Equipment or Inventory other than Permitted Liens.

            (b) Each Grantor is the sole entitlement holder of its Accounts and no other Person (other than the Collateral Trustee pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Accounts or any other securities or property credited thereto.

      SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Collateral Trustee possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper owned or held by such Grantor on the Closing Date, which individually or in the aggregate have either a book value or a fair market value in excess of $250,000.

      SECTION 3.6. Intellectual Property Collateral. Except as disclosed on Schedules III through V, with respect to any Intellectual Property Collateral:

            (a) (i) set forth in Item A of Schedule III hereto is a complete and accurate list of all issued and applied-for patents owned by each Grantor, including those that have been issued by or are on file with the U.S. Patent and Trademark Office, and set forth in Item B of Schedule III hereto is a complete and accurate list of each Grantor's material patent licenses;

                  (ii) set forth in Item A of Schedule IV hereto is a complete and accurate list all registered and applied-for Trademarks owned by each Grantor, including those that are registered, or for which an application for registration has been made, with U.S. Patent and Trademark Office, and set forth in Item B of Schedule IV hereto is a complete and accurate list of each Grantor's material Trademark licenses;

                  (iii) set forth in Item A of Schedule V hereto is a complete and accurate list of all registered and applied-for copyrights owned by each Grantor, including those that are registered, or for which an application for registration has been made, with the U.S. Copyright Office, and set forth in Item B of Schedule V hereto is a complete and accurate list of each Grantor's material copyright licenses;

            (b) such Intellectual Property Collateral is subsisting, unexpired and, to the knowledge of the Grantors, valid, enforceable, and has not been abandoned or adjudged invalid or unenforceable, in whole or in part except as could not be expected to have a Material Adverse Effect;

            (c) such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such material Intellectual Property Collateral (other than any third party licensee's interest in any Intellectual Property Collateral licensed by such Grantor) and no claim has been made that the use of such Intellectual Property Collateral does or may, conflict with, infringe, misappropriate, dilute, misuse or otherwise violate any of the rights of any third party, except as could not be reasonably expected to have a Material Adverse Effect;

            (d) such Grantor has made all necessary filings and recordations to protect its interest in material Intellectual Property Collateral, including recordations of all of its interests in the Trademark Collateral in the U.S. Patent and Trademark Office, and, to the extent necessary, has used proper forms of statutory notice in connection with its use of any material patent, Trademark and copyright in any of the Intellectual Property Collateral;

            (e) such Grantor has taken all reasonable steps to safeguard the confidentiality of its material Trade Secrets and to its knowledge: (A) none of such Trade Secrets has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor;
      (B) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term relating in any way to the protection, ownership, development, use or transfer of such Grantor's Intellectual Property Collateral in any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract;

            (f) to such Grantor's knowledge, no third party is infringing upon any material Intellectual Property Collateral;

            (g) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any Intellectual Property except as would not have a Material Adverse Effect;

            (h) such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property Collateral for purposes of granting a security interest therein or as Collateral that has not been terminated or released, other than Permitted Liens;

            (i) such Grantor has executed and delivered to the Collateral Trustee, Intellectual Property Collateral security agreements for all copyrights, patents and Trademarks owned by such Grantor, including all copyrights, patents and trademarks on Schedule III through V;

            (j) such Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademarks in order to maintain the enforceability of such Trademarks and has taken all commercially reasonable action necessary to insure that all licensees of the Trademarks owned by such Grantor use such adequate standards of quality;

            (k) the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement will not result in the termination or material impairment of any of the material Intellectual Property Collateral; and

            (l) such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in the conduct of such Grantor's business as currently conducted.

      SECTION 3.7. Validity, etc.

            (a) This Security Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations.

            (b) Each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Grantor's jurisdiction of organization listed in Item A of Schedule II (collectively, the "Filing Statements") (or has authenticated and delivered to the Collateral Trustee the Filing Statements suitable for filing in such offices) and has taken all other:

                  (i) actions necessary to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC; and

                  (ii) actions necessary to perfect the Collateral Trustee's security interest with respect to any Collateral evidenced by a certificate of ownership.

            (c) Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Collateral Trustee on behalf of the Secured Parties to the extent that a security interest therein may be perfected by filing pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens (in which case such security interest shall be second in priority of right only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied).

      SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either

            (a) for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors, subject, in the case of the performance of this Security Agreement, to the filings and recordations referenced in Section 3.8(b);

            (b) for the perfection or maintenance of the security interests hereunder including the first priority (subject to Permitted Liens) nature of such security interest (except with respect to the Filing Statements as contemplated in Section 3.7 or, with respect to Intellectual Property Collateral, the recordation of intellectual property security agreements with the U.S. Patent and Trademark Office or the U.S. Copyright Office) and the taking of actions required by applicable foreign law, if any, with respect to Intellectual Property Collateral created under a jurisdiction outside the United States or the exercise by the Collateral Trustee of its rights and remedies hereunder; or

            (c) for the exercise by the Collateral Trustee of the voting or other rights provided for in this Security Agreement, or, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any "change of control" or similar filings required by state licensing agencies.

                                   ARTICLE IV
                                    COVENANTS

      Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

      SECTION 4.1. As to Investment Property, etc.

      SECTION 4.1.1. Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries:

            (a) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities (unless such Subsidiary is a Foreign Subsidiary);

            (b) that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary's Capital Securities in a Securities Account; and

            (c) to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Collateral Trustee pursuant to the terms of this Security Agreement).

      SECTION 4.1.2. Investment Property (other than Certificated Securities).

            (a) With respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will, upon the Collateral Trustee's request, cause the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees, upon the occurrence and during the continuance of a Specified Default, to comply with the Collateral Trustee's instructions with respect to such Investment Property without further consent by such Grantor.

            (b) With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will cause the issuer of such securities to either (i) register the Collateral Trustee as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees, upon the occurrence and during the continuance of a Specified Default, to comply with the Collateral Trustee's instructions with respect to such Uncertificated Securities without further consent by such Grantor.

      SECTION 4.1.3. Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Trustee.

      SECTION 4.1.4. Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) deliver to the Collateral Trustee and at all times keep pledged to the Collateral Trustee pursuant hereto, on a first-priority, perfected basis all Investment Property, all dividends and Distributions with respect thereto, all Payment Intangibles to the extent they are evidenced by a Document, Instrument, Promissory Note or Chattel Paper, and all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Collateral Trustee possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date.

      SECTION 4.1.5. Voting Rights; Dividends, etc. Each Grantor agrees:

            (a) promptly upon receipt of notice of the occurrence and continuance of a Specified Default from the Collateral Trustee and without any request therefor by the Collateral Trustee, so long as such Specified Default shall continue, to deliver (properly endorsed where required hereby or requested by the Collateral Trustee) to the Collateral Trustee all dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Collateral Trustee as additional Collateral; and

            (b) with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the

      Collateral Trustee as a general partner or member, as applicable, immediately upon the occurrence and continuance of a Specified Default and so long as the Collateral Trustee has notified such Grantor of the Collateral Trustee's intention to exercise its voting power under this clause,

                  (i) that the Collateral Trustee may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Collateral Trustee an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

                  (ii) to promptly deliver to the Collateral Trustee such
            additional proxies and other documents as may be necessary to allow the Collateral Trustee to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Collateral Trustee, shall, until delivery to the Collateral Trustee, be held by such Grantor separate and apart from its other property in trust for the Collateral Trustee. The Collateral Trustee agrees that unless a Specified Default shall have occurred and be continuing and the Collateral Trustee shall have given the notice referred to in clause (b), such Grantor will (i) be entitled to receive all dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral from time to time received, receivable or otherwise distributed in respect of the Collateral and (ii) have the exclusive voting power with respect to any Investment Property constituting Collateral and the Collateral Trustee will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

      SECTION 4.2. Change of Name, etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to the Collateral Trustee.

      SECTION 4.3. As to Accounts.

            (a) Each Grantor shall have the right to collect all Accounts so long as no Specified Default shall have occurred and be continuing.

            (b) Upon (i) the occurrence and continuance of a Specified Default and (ii) the delivery of notice by the Collateral Trustee to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Collateral Trustee for deposit in a Deposit Account of such Grantor maintained with the Collateral Trustee in accordance with the provisions of Section 3 of the Collateral Trust Agreement (together with any other Accounts pursuant to which any portion of the Collateral is deposited with the

      Collateral Trustee, the "Collateral Accounts"), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Collateral Trustee until delivery thereof is made to the Collateral Trustee.

            (c) The Collateral Trustee shall have the right to apply any amount in the Collateral Account in accordance with the provisions of the Collateral Trust Agreement.

            (d) With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Collateral Trustee and (iii) the Collateral Trustee shall have the sole right of withdrawal over such Collateral Account in accordance with the provisions of the Collateral Trust Agreement.

      SECTION 4.4. As to Grantors' Use of Collateral.

            (a) Subject to clause (b), each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Trustee may reasonably request following the occurrence of a Specified Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

            (b) At any time following the occurrence and during the continuance of a Specified Default, whether before or after the maturity of any of the Secured Obligations, the Collateral Trustee may (i) revoke any or all of the rights of each Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Collateral Trustee of any amounts due or to become due thereunder and
      (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

            (c) Upon request of the Collateral Trustee following the occurrence and during the continuance of a Specified Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Trustee of any amounts due or to become due thereunder.

            (d) At any time following the occurrence and during the continuation of a Specified Default, the Collateral Trustee may endorse, in the name of such Grantor, any item, howsoever received by the Collateral Trustee, representing any payment on or other Proceeds of any of the Collateral.

      SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

            (a) such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) itself or permit any of its licensees to
      (A) fail to continue to use any of the Trademark Collateral in order to maintain the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under the Trademark Collateral, (C) fail to employ the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, unless rights in such Trademark Collateral inure solely to Grantor and do not infringe or weaken the validity or enforceability of any of the Intellectual Property Collateral or (E) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), either (x) such Grantor shall reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor, or
      (y) the loss of the Intellectual Property Collateral would not have a Material Adverse Effect on the business;

            (b) such Grantor shall promptly notify the Collateral Trustee if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, the U.S. Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any material item of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

            (c) in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Trustee, and upon request of the Collateral Trustee (subject to the terms of the Credit Agreement), executes and delivers an Intellectual Property Security Agreement substantially in the form set forth as Exhibits A, B and C hereto and other documents as the Collateral Trustee may request to evidence the

      Collateral Trustee's security interest in such Intellectual Property Collateral in accordance with clause (e) below;

            (d) such Grantor will take all necessary steps, including in any proceeding before the U.S. Patent and Trademark Office, the U.S. Copyright Office or (subject to the terms of the Credit Agreement) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, any material items of Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings against third parties (to the extent commercially reasonable) and the payment of fees and taxes to maintain and pursue such registrations and applications (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or
      (b)); and

            (e) such Grantor will promptly (but no less than quarterly) execute and deliver to the Collateral Trustee (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an ownership interest in any Intellectual Property Collateral which is the subject of a registration or application, and shall execute and deliver to the Collateral Trustee any other document required to acknowledge or register or record or perfect the Collateral Trustee's interest in any part of such item of Intellectual Property Collateral.

      SECTION 4.6. As to Letter-of-Credit Rights.

            (a) Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Collateral Trustee, intends to (and hereby does) collaterally assign to the Collateral Trustee its rights (including its contingent rights ) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee. Such Grantor will promptly use its best efforts to cause the issuer of each Letter of Credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance reasonably satisfactory to the Collateral Trustee and deliver written evidence of such consent to the Collateral Trustee.

            (b) Upon the occurrence of a Specified Default, such Grantor will, promptly upon request by the Collateral Trustee, (i) notify (and such Grantor hereby authorizes the Collateral Trustee to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Collateral Trustee hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Trustee and (ii) arrange for the Collateral Trustee to become the transferee beneficiary Letter of Credit.

      SECTION 4.7. As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the payment in full of the Secured Obligations and termination of all Commitments, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Collateral Trustee a supplement in form and substance reasonably satisfactory to the Collateral Trustee, together with all supplements to schedules thereto identifying such new Commercial Tort Claims.

      SECTION 4.8. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $1,000,000, such Grantor shall promptly notify the Collateral Trustee thereof and, at the request of the Collateral Trustee, shall take such action as the Collateral Trustee may reasonably request to vest in the Collateral Trustee control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Trustee agrees with such Grantor that the Collateral Trustee will arrange, pursuant to procedures satisfactory to the Collateral Trustee and so long as such procedures will not result in the Collateral Trustee's loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or
Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

      SECTION 4.9. Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Trustee may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

            (a) from time to time upon the request of the Collateral Trustee, promptly deliver to the Collateral Trustee such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Collateral Trustee, with respect to such Collateral as the Collateral Trustee may reasonably request and will, from time to time upon the request of the Collateral Trustee, after the occurrence and during the continuance of any Specified Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Collateral Trustee; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Collateral Trustee hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Trustee;

            (b) file (and hereby authorize the Collateral Trustee to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Collateral Trustee may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Trustee hereby;

            (c) deliver to the Collateral Trustee in accordance with the terms of this Security Agreement and at all times keep pledged to the Collateral Trustee pursuant hereto, on a first-priority, perfected basis, at the request of the Collateral Trustee, all Investment Property constituting Collateral, all dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

            (d) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4;

            (e) not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper acceptable to the Collateral Trustee indicating that the Collateral Trustee has a security interest in such Chattel Paper;

            (f) furnish to the Collateral Trustee, from time to time at the Collateral Trustee's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail; and

            (g) do all things reasonably requested by the Collateral Trustee in accordance with this Security Agreement in order to enable the Collateral Trustee to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Collateral Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral in a filing office and jurisdiction that it deems necessary or advisable. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law. Each Grantor hereby authorizes the Collateral Trustee to file financing statements describing as the collateral covered thereby "all of the debtor's personal property or assets", or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

      SECTION 4.10. Deposit Accounts. Following the occurrence and during the continuance of a Specified Default, at the request of the Collateral Trustee or the Required Lenders, such Grantor will maintain all of its Deposit Accounts only with the Collateral Trustee or with any depositary institution that has entered into a Control Agreement in favor of the Collateral Trustee as required by the Credit Agreement.

                                    ARTICLE V
                    THE ADMINISTRATIVE AGENT AND THE TRUSTEE

      SECTION 5.1. Collateral Trustee Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Trustee its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Trustee's discretion, following the occurrence and during the continuance of a Specified Default, to take any action and to execute any instrument which the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Collateral Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of such Grantor hereunder.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Collateral Trustee May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Trustee, after such notice to such Grantor, may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by such Grantor pursuant to Section 12.3 of the Credit Agreement.

      SECTION 5.3. Administrative Agent and Collateral Trustee Have No Duty. The powers conferred on the Collateral Trustee hereunder are solely to protect its respective interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral or responsibility for

            (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Collateral Trustee has or is deemed to have knowledge of such matters, or

            (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Collateral Trustee is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Default, but failure of the Collateral Trustee to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI
                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Specified Default shall have occurred and be continuing:

            (a) The Collateral Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

                  (i) take possession of any Collateral not already in its
            possession without demand and without legal process;

                  (ii) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place to be designated by the Collateral Trustee that is reasonably convenient to both parties,

                  (iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process;

                  (iv) without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash Proceeds received by the Collateral Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Trustee against all or any part of the Secured Obligations as set forth in Section 3.4 of the Collateral Trust Agreement.

            (c) The Collateral Trustee may

                  (i) transfer all or any part of the Collateral into the name of the Collateral Trustee or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Trustee of any amount due or to become due thereunder,

                  (iii) withdraw, or cause or direct the withdrawal, of all
            funds with respect to the Collateral Account;

                  (iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (v) endorse any checks, drafts, or other writings in any
            Grantor's name to allow collection of the Collateral,

                  (vi) take control of any Proceeds of the Collateral, and

                  (vii) execute (in the name, place and stead of any Grantor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. Securities Laws. If the Collateral Trustee shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1, each Grantor agrees that, upon request of the Collateral Trustee, each Grantor will, at its own expense, either:

            (a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Trustee, advisable to register such Collateral under the provisions of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Trustee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the U.S. Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to exempt the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Collateral Trustee;

            (c) cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; or

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

            (e) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Trustee or the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in this Section and consequently agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Collateral Trustee) of such Collateral on the date the Collateral Trustee shall demand compliance with this Section.

      SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever a Specified Default shall have occurred and be continuing, the Collateral Trustee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Trustee be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.4. Protection of Collateral. The Collateral Trustee may from time to time, at its option, perform any act which any Grantor fails to perform after receiving a reasonable request in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Default) and the Collateral Trustee may from time to time take any other action which the Collateral Trustee deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document and Secured Instrument. This Security Agreement is (i) a Secured Instrument for purposes of the Collateral Trust Agreement and shall have (unless otherwise expressly indicated herein) been construed, administered and applied in accordance with the terms and provisions thereof and
(ii) a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XII thereof.

      SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that no Grantor may (unless otherwise permitted under the terms of the Credit Agreement or this Security Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

      SECTION 7.3. Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustee (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to
Section 12.1 of the Credit Agreement), the Administrative Agent and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement, or provided pursuant to the Collateral Trust Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Collateral Trustee will, at the Grantors' sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Collateral Trustee hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

      SECTION 7.6. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a "Grantor" hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a "Grantor" hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

      SECTION 7.7. No Waiver; Remedies. In addition to, and not in limitation of
Section 2.4, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 7.8. Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

      SECTION 7.9. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 7.10. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR NONPERFECTION, AND PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 7.11. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Security Agreement.

      SECTION 7.12. Foreign Pledge Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Collateral Trustee for its benefit and the ratable benefit of the other Secured Parties, each Grantor, the Administrative Agent and the Collateral Trustee hereby agree that the terms and provisions of this Security Agreement in respect of any Collateral subject to the pledge or other Lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Collateral Trustee and the other Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; provided that, in the event that the terms of this Security Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, (i) to the extent that the provisions of such Foreign Pledge Agreement or applicable foreign law are, under applicable foreign law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling and (ii) otherwise, the terms hereof shall be controlling.

      SECTION 7.13. Collateral Trust Agreement. Notwithstanding anything herein to the contrary, each Grantor hereby acknowledges that the lien and security interest granted to the Collateral Trustee pursuant to this Security Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement. The Collateral Trustee shall exercise all powers, discretions, rights and remedies hereunder solely in accordance with the provisions of the Collateral Trust Agreement. In the event of any conflict or inconsistency between or among the terms of the Collateral Trust Agreement and this Security Agreement, the terms of the Collateral Trust Agreement shall govern.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                      CHAMPION HOME BUILDERS CO.

                                      By:    /s/  John J. Collins, Jr.
                                          --------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                      CHAMPION ENTERPRISES, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ---------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Senior Vice President

                                      CHAMPION ENTERPRISES MANAGEMENT CO.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President


                                      CHAMPION RETAIL, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                      DUTCH HOUSING, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                          HOMES OF MERIT, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                      MODULINE INTERNATIONAL, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                      NEW ERA BUILDING SYSTEMS, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                      REDMAN HOMES, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                      REDMAN INDUSTRIES, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                      SAN JOSE ADVANTAGE HOMES, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                      STAR FLEET, INC.

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                      WESTERN HOMES CORPORATION

                                      By:    /s/  John J. Collins, Jr.
                                          ----------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                   WELLS FARGO BANK, N.A., as Collateral Trustee

                                   By:    /s/  Michael T. Lechner
                                          --------------------------
                                       Name: Michael T. Lechner
                                       Title: Vice President

                                                                      SCHEDULE I
                                                           to Security Agreement

Name of Grantor:

                                                                                      Common Stock
                                                                                      ------------
Issuer (corporate)                                         # of        Authorized      Outstanding      % of Shares
                                            Cert. #       Shares         Shares           Shares          Pledged
--------------------------------------    -----------     -------      ----------      ------------     -----------

                                                      Limited Liability Company Interests
                                                      -----------------------------------
Issuer (limited liability                    % of Limited Liability            Type of Limited Liability
company)                                   Company Interests Pledged           Company Interests Pledged
--------------------------------------     -------------------------           -------------------------

                                                Partnership Interests
                                                ---------------------
                                        % of Partnership          % of Partnership
Issuer (partnership)                     Interests Owned         Interests Pledged
----------------------------------      ----------------         -----------------

                                                                     SCHEDULE II
                                                           to Security Agreement

Item A. Location of each Grantor.

Name of Grantor:                        Location for purposes of UCC:
[GRANTOR]                               [LOCATION]

Item B. Filing locations last five years.

Name of Grantor:                        Filing locations last five years
[GRANTOR]                               [LOCATION]

Item C. Trade names.

Name of Grantor:                        Trade Names:
[GRANTOR]

Item D. Merger or other corporate reorganization.

Name of Grantor:                        Merger or other corporate reorganization:
[GRANTOR]

Item E. Taxpayer ID numbers.

Name of Grantor:                        Taxpayer ID numbers:
[GRANTOR]

Item F. Government Contracts.

Name of Grantor:                        Description of Contract:
[GRANTOR]

Item G. Deposit Accounts and Securities Accounts.

                                        Description of Deposit Accounts and
Name of Grantor:                        Securities Accounts:
[GRANTOR]

Item H. Letter of Credit Rights.

Name of Grantor:                        Description of Letter of Credit Rights:
[GRANTOR]

Item I. Commercial Tort Claims.

Name of Grantor:                        Description of Commercial Tort Claims:
[GRANTOR]

                                                                    SCHEDULE III
                                                           to Security Agreement

Item A. Patents

                                              Issued Patents

Country                   Patent No.             Issue Date              Inventor(s)            Title
-------                   ----------             ----------              -----------            -----

                                        Pending Patent Applications

Country                   Serial No.             Filing Date             Inventor(s)            Title
-------                   ----------             -----------             -----------            -----

                                      Patent Applications In Preparation

                                                  Expected
Country                   Docket No.             Filing Date             Inventor(s)            Title
-------                   ----------             -----------             -----------            -----

Item B. Patent Licenses

Country or                                                  Effective           Expiration         Subject
 Territory            Licensor           Licensee              Date                Date            Matter
-----------           --------           --------           ----------          ----------         ------

                                                                     SCHEDULE IV
                                                           to Security Agreement

Item A. Trademarks

                                     Registered Trademarks

Country                   Trademark              Registration No.        Registration Date
------                    ---------              ----------------        -----------------

                                 Pending Trademark Applications

Country                           Trademark              Serial No.           Filing Date
-------                           ---------              ----------           -----------

                      Trademark Applications In Preparation

                                                                         Expected               Products/
Country                   Trademark               Docket No.             Filing Date            Services
-------                   ---------               ----------             -----------            --------

Item B. Trademark Licenses

Country or                                                                      Effective          Expiration
 Territory            Trademark          Licensor           Licensee               Date                Date
-----------           ---------          --------           --------            ----------         --------

                                                                      SCHEDULE V
                                                           to Security Agreement

Item A. Copyrights/Mask Works

                        Registered Copyrights/Mask Works

Country  Registration No.  Registration Date         Author(s)                  Title
-------  ----------------  -----------------         ---------                  -----

              Copyright/Mask Work Pending Registration Applications

Country     Serial No.                 Filing Date                        Author(s)              Title
-------     ----------                 -----------                        ---------              -----

          Copyright/Mask Work Registration Applications In Preparation

                                              Expected
Country           Docket No.                 Filing Date              Author(s)      Title
-------           ----------                 -----------              ---------      -----

Item B. Copyright/Mask Work Licenses

                                                                     SCHEDULE VI
                                                           to Security Agreement

                        Trade Secret or Know-How Licenses

                                                                       EXHIBIT A
                                                           to Security Agreement

                            PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT, dated as of ________ __, 200_ (this "Agreement"), is made by [NAME OF GRANTOR], a ________ _______ (the "Grantor"), in favor of Wells Fargo Bank, N.A., having an address at 230 West Monroe Street, Suite 2900, Chicago, Illinois 60606, as the Collateral Trustee for the Secured Parties (as defined below) under the Collateral Trust Agreement referred to below (together with its successors and assigns from time to time acting as Collateral Trustee under such Collateral Trust Agreement, the "Collateral Trustee").

                                   WITNESSETH:

      WHEREAS, pursuant to a Credit Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of
Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Trustee a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Collateral Trustee, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the "Patent Collateral"):

            (a) all of its inventions and discoveries, whether patentable or not, and all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing, and each patent and patent application referred to in Item A of
      Schedule I attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all of its patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in clauses
      (a) and (b) above, including each patent license referred to in Item B of
      Schedule I attached hereto; and

            (d) all Proceeds of the foregoing (including (whether or not within the definition of "Proceeds" pursuant to Section 1.3 of the Security Agreement) license royalties and Proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

Notwithstanding the foregoing, the term "Patent Collateral" shall not include the items set forth in clauses (i) through (v) of Section 2.1 of the Security Agreement.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of recording the security interest of the Collateral Trustee in the Patent Collateral with the U.S. Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Trustee for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Trustee and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms. In the event of an irreconcilable conflict, the Security Agreement shall control.

      SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Collateral Trustee will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Collateral Trustee hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of each of the Administrative Agent and the Collateral

Trustee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein and the Governing Law provision set forth in Section 7.10 thereof) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document and Secured Instrument. This Agreement is (i) a Secured Instrument for purposes of the Collateral Trust Agreement and shall have (unless otherwise expressly indicated herein) been construed, administered and applied in accordance with the terms and provisions thereof and (ii) a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XII thereof.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                                    * * * * *

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                   [NAME OF GRANTOR]

                                   By: _________________________________
                                       Name:
                                       Title:

                                   WELLS FARGO BANK, N.A., as Collateral Trustee

                                   By: _________________________________
                                       Name:
                                       Title:

On this _____ day of October 2005, before me appeared ________________________, the person who signed this instrument, who acknowledged that he/she signed it as a free act on behalf of the Grantor with authority to do so.

State of _______________ )

                         ) ss.

County of ______________ )

                                                                      SCHEDULE I
                                                    to Patent Security Agreement

Item A. Patents

      Issued Patents

Country          Patent No.                 Issue Date                Inventor(s)               Title
-------          ----------                 ----------                -----------               -----

                           Pending Patent Applications

Country         Serial No.                 Filing Date               Inventor(s)               Title
-------         ----------                 -----------               -----------               -----

                       Patent Applications in Preparation

                                            Expected
Country         Docket No.                 Filing Date               Inventor(s)               Title
-------         ----------                 -----------               -----------               -----

Item B. Patent Licenses

Country or                                      Effective      Expiration       Subject
 Territory        Licensor          Licensee      Date            Date           Matter
 ---------        --------          --------    ---------      -----------      -------

                                                                       EXHIBIT B
                                                           to Security Agreement

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT, dated as of ________ __, 200_ (this "Agreement"), is made by [NAME OF GRANTOR], a ________ _______ (the "Grantor"), in favor of Wells Fargo Bank, N.A., having an address at 230 West Monroe Street, Suite 2900, Chicago, Illinois 60606, as the Collateral Trustee for the Secured Parties (as defined below) under the Collateral Trust Agreement referred to below (together with its successors and assigns from time to time acting as Collateral Trustee under such Collateral Trust Agreement, the "Collateral Trustee").

                              WITNESSETH:

      WHEREAS, pursuant to a Credit Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of
Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Trustee a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Collateral Trustee, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the "Trademark Collateral"):

            (a) (i) all Trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, now existing or hereafter adopted or acquired including those which are the subject of a registration or application referred to in Item A of Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the U.S. Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all renewals of the foregoing (collectively referred to as the "Trademark");

            (b) all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule I hereto;

            (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

            (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a), and, to the extent applicable, clause (b); and

            (e) all Proceeds of, and rights associated with, the foregoing, including (whether or not within the definition of "Proceeds" pursuant to Section 1.3 of the Security Agreement) any claim by the Grantor against third parties for past, present or future infringement or dilution of the foregoing, or for any injury to the goodwill connected with the use of or symbolized by any Trademarks or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

Notwithstanding the foregoing, the term "Trademark Collateral" shall not include the items set forth in clauses (i) through (v) of Section 2.1 of the Security Agreement.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of recording the security interest of the Collateral Trustee in the Trademark Collateral with the U.S. Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Trustee for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Trustee and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms. In the event of an irreconcilable conflict, the Security Agreement shall control.

      SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause
(i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Collateral Trustee will, at the

Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Collateral Trustee hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Trustee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein and the Governing Law provisions set forth in Section 7.10 thereof) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document and Secured Instrument. This Agreement is (i) a Secured Instrument for purposes of the Collateral Trust Agreement and shall have (unless otherwise expressly indicated herein) been construed, administered and applied in accordance with the terms and provisions thereof and (ii) a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XII thereof.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

                                   [NAME OF GRANTOR]

                                   By: _________________________________
                                       Name:
                                       Title:

                                   WELLS FARGO BANK, N.A., as Collateral Trustee

                                   By: _________________________________
                                       Name:
                                       Title:

On this _____ day of October 2005, before me appeared ________________________, the person who signed this instrument, who acknowledged that he/she signed it as a free act on behalf of the Grantor with authority to do so.

State of _____________________  )

                                ) ss.

County of _____________________ )

                                                                      SCHEDULE I
                                                 to Trademark Security Agreement

Item A. Trademarks

                              Registered Trademarks

Country           Trademark                 Registration No.           Registration Date
-------           ---------                 ----------------           -----------------

                         Pending Trademark Applications

Country           Trademark                 Serial No.                 Filing Date
-------           ---------                 ----------                 -----------

                      Trademark Applications in Preparation

                                                               Expected         Products/
Country           Trademark                 Docket No.        Filing Date       Services
-------           ---------                 ----------        -----------       ----------

Item B. Trademark Licenses


Country or                                                 Effective        Expiration
 Territory        Trademark         Licensor   Licensee       Date             Date
 ----------       ---------         --------   --------    ----------       -----------

                                                                       EXHIBIT C
                                                           to Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

      This COPYRIGHT SECURITY AGREEMENT, dated as of ________ __, 200_ (this "Agreement"), is made by [NAME OF GRANTOR], a ________ _______ (the "Grantor"), in favor of Wells Fargo Bank, N.A., having an address at 230 West Monroe Street, Suite 2900, Chicago, Illinois 60606, as the Collateral Trustee for the Secured Parties (as defined below) under the Collateral Trust Agreement referred to below (together with its successors and assigns from time to time acting as Collateral Trustee under such Collateral Trust Agreement, the "Collateral Trustee").

                                   WITNESSETH:

      WHEREAS, pursuant to a Credit Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of
Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Trustee a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Collateral Trustee, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following (the "Copyright Collateral"), whether now or hereafter existing or acquired by the
Grantor: all of the Grantor's right, title and interest in and to all copyrights, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including copyrights registered in the U.S. Copyright Office or anywhere else in the world, including the copyrights which are the subject of a registration or application referred to in Item A of
Schedule I, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I, the right to sue for past, present and future infringements of any of the copyrights, and for breach or enforcement of any of the copyright licenses, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including (whether or not within the definition of "Proceeds" pursuant to Section 1.3 of the Security Agreement) licenses, royalties, income, payments, claims, damages and Proceeds of infringement suits. Notwithstanding the foregoing, the term "Copyright Collateral" shall not include the items set forth in clauses (i) through (v) of Section 2.1 of the Security Agreement.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of recording the security interest of the Collateral Trustee in the Copyright Collateral with the U.S. Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Trustee for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Trustee and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms. In the event of an irreconcilable conflict, the Security Agreement shall control.

      SECTION 4. Release of Liens. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause
(i)) or (B) all Copyright Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Collateral Trustee will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Collateral Trustee hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Trustee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein and the Governing Law provision set forth in Section 7.10 thereof) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document and Secured Instrument. This Agreement is (i) a Secured Instrument for purposes of the Collateral Trust Agreement and shall have (unless otherwise expressly indicated herein) been construed, administered and applied in accordance with the terms and provisions thereof and (ii) a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XII thereof.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                   [NAME OF GRANTOR]

                                   By: _________________________________
                                       Name:
                                       Title:

                                   WELLS FARGO BANK, N.A., as Collateral Trustee

                                   By: _________________________________
                                       Name:
                                       Title:

On this _____ day of October 2005, before me appeared ________________________, the person who signed this instrument, who acknowledged that he/she signed it as a free act on behalf of the Grantor with authority to do so.

State of _______________ )

                         ) ____ ss.

                                        County of ____________________________ )

                                                                      SCHEDULE I
                                                 to Copyright Security Agreement

Item A. Copyrights/Mask Works

                        Registered Copyrights/Mask Works

Country    Registration No.  Registration Date    Author(s)         Title
-------    ----------------  -----------------    ---------         -----

              Copyright/Mask Work Pending Registration Applications

Country  Serial No.        Filing Date        Author(s)      Title
-------  ----------        -----------        ---------      -----

          Copyright/Mask Work Registration Applications in Preparation

                                 Expected
Country       Docket No.        Filing Date               Author(s)                  Title
-------       ----------        -----------               ---------                  -----

Item B. Copyright/Mask Work Licenses

Country or                                     Effective                 Expiration
 Territory        Licensor   Licensee             Date                       Date
-----------       --------   --------          ---------                 -----------

                                                                         ANNEX I
                                                           to Security Agreement

                                  SUPPLEMENT TO
                          PLEDGE AND SECURITY AGREEMENT

      This SUPPLEMENT, dated as of ____________ ___, _____ (this "Supplement"), is to the Pledge and Security Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement"), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of [____________], having an address at [____________], as the Collateral Trustee for the Secured Parties (as defined below) under the Collateral Trust Agreement referred to below (together with its successors and assigns from time to time acting as Collateral Trustee under such Collateral Trust Agreement, the "Collateral Trustee").

                              WITNESSETH:

      WHEREAS, pursuant to a Credit Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

      WHEREAS, each of the undersigned desires to become a "Grantor" under the Security Agreement in order to induce the Secured Parties to continue to extend Loans and issue Letters of Credit under the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.

      SECTION 1. Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and
(b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. In furtherance of the foregoing, each reference to a

"Grantor" and/or "Grantors" in the Security Agreement shall be deemed to include each of the undersigned.

      SECTION 2. Representations. Each of the undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

      SECTION 3. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

      SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

      SECTION 5. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 6. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                                    * * * * *

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                      [NAME OF ADDITIONAL SUBSIDIARY]

                                      By: _________________________________
                                          Name:
                                          Title:

                                      [NAME OF ADDITIONAL SUBSIDIARY]

                                      By: _________________________________
                                          Name:
                                          Title:

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

WELLS FARGO BANK, N.A., as Collateral Trustee

By: _________________________________
    Name:
    Title:

                    [COPY SCHEDULES FROM SECURITY AGREEMENT]

                                                                       EXHIBIT H
                                                                  CONFORMED COPY

                       FORM OF COLLATERAL TRUST AGREEMENT

      COLLATERAL TRUST AGREEMENT, dated as of October 31, 2005, by and among CHAMPION HOME BUILDERS CO., a Michigan corporation (the "Borrower"), CHAMPION ENTERPRISES, INC., a Michigan corporation (the "Parent"), the Subsidiaries of the Parent listed on the signature pages hereof (together with the Borrower, the Parent and each other Subsidiary of the Parent which becomes a party hereto pursuant to Section 6.11, the "Obligors"), and WELLS FARGO BANK, N.A., a national banking association, as collateral trustee (the "Trustee").

                                   WITNESSETH

      WHEREAS, in order to induce the Lenders to enter into the Credit Agreement, dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Lenders, the Obligors granted the Secured Parties (as defined in the Credit Agreement) a Lien on substantially all of their assets to secure the Credit Agreement Obligations;

      WHEREAS, pursuant to an Indenture, dated as of May 3, 1999 (the "2009 Notes Indenture"), between the Parent, the subsidiary guarantors named therein, and The First National Bank of Chicago, as trustee (in such capacity, together with any successor in such capacity, the "Indenture Trustee"), the Parent issued and sold its 7.625% Senior Notes due 2009 (together with all other Securities as defined in the 2009 Notes Indenture, the "2009 Notes");

      WHEREAS, subject to certain exceptions, the 2009 Notes Indenture requires that the 2009 Notes be secured equally and ratably with the Credit Agreement Obligations so secured for so long as the Credit Agreement Obligations are so secured; and

      WHEREAS, the Trustee has been appointed by the Lenders and the Indenture Trustee to act as collateral trustee with respect to the Collateral and the Loan Documents and is entering into this Agreement to, among other things, define the rights, duties, authority and responsibilities of the Trustee and the relationships among the Secured Parties regarding their interests in the Collateral;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                              DECLARATION OF TRUST:

      NOW, THEREFORE, in order to secure the payment of the Secured Obligations and in consideration of the premises and the mutual agreements set forth herein, the Trustee does hereby declare that it holds and will hold as trustee in trust under this Agreement all of its right, title and interest in, to and under the Security Documents and the collateral granted to the Trustee thereunder whether now existing or hereafter arising (and each Obligor does hereby consent thereto).

      TO HAVE AND TO HOLD the Security Documents and the entire Collateral (the right, title and interest of the Trustee in the Security Documents and the Collateral being hereinafter referred to as the "Trust Estate") unto the Trustee and its successors in trust under this Agreement and its assigns and assigns forever.

      IN TRUST NEVERTHELESS, under and subject to the conditions herein set forth and for the benefit of the Secured Parties, and for the enforcement of the payment of all Secured Obligations, and as security for the performance of and compliance with the covenants and conditions of this Agreement, each of the Secured Instruments and each of the Security Documents.

      PROVIDED, HOWEVER, that these presents are upon the condition that if the conditions set forth in Section 6.10 shall be satisfied, then this Agreement, and the estates and rights hereby assigned, shall cease, determine and be void; otherwise they shall remain and be in full force and effect.

      IT IS HEREBY FURTHER COVENANTED AND DECLARED, that the Trust Estate is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth.

                                   SECTION 1.
                                  DEFINITIONS

      (a) The capitalized terms used herein which are defined in, or by reference in, Schedule I hereto shall have the meanings specified therein.

      (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, clause, schedule and exhibit references are to this Agreement unless otherwise specified.

      (c) The term "including" is not limiting and means "including without limitation."

                                   SECTION 2.
                             ACTIONS BY THE TRUSTEE

      2.1. General Authority of the Trustee over the Collateral. Each Obligor hereby irrevocably constitutes and appoints the Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Obligor or in its own name, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Obligor hereby acknowledges that the Trustee shall have all powers and remedies set forth in the Security Documents; provided that the Trustee shall take such actions and exercise such remedies solely in accordance with Requisite Instructions delivered to the Trustee.

      2.2. Right to Initiate Judicial Proceedings. Without limiting any provision contained in Section 2.1, the Trustee, subject to the provisions of clause (b) of Section 2.4, (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document and
(ii) may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction, in the case of each of clauses (i) and (ii), solely in accordance with Requisite Instructions delivered to the Trustee.

      2.3. Exercise of Powers; Requisite Instructions. (a) All of the powers, rights and remedies of the Trustee set forth in this Agreement may be exercised by the Trustee in respect of any Security Document as though set forth in full therein, and all of the powers, rights and remedies of the Trustee and the Administrative Agent as set forth in any Security Document may be exercised from time to time as set forth herein and therein; provided that the Trustee shall exercise all such powers, rights and remedies solely in accordance with Requisite Instructions delivered to the Trustee, and shall not exercise any such powers, rights or remedies unless it shall have received Requisite Instructions requiring such exercise.

      (b) The Administrative Agent shall have the right, by delivery of Requisite Instructions to the Trustee, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Trustee, or of exercising any trust or power conferred on the Trustee, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement or any Security Document; provided that (i) such Requisite Instructions shall not conflict with any provision of law or of this Agreement or of any Security Document and (b) the Trustee shall be adequately secured and indemnified as provided in clause (d) of Section 5.4.

      2.4. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Trustee herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or now or hereafter existing at law or in equity or by statute; provided that the Trustee shall exercise any and all remedies solely in accordance with Requisite Instructions delivered to the Trustee.

      (b) No delay or omission by the Trustee to exercise any right, remedy or power hereunder or under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Security Document to the Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee; provided that the Trustee shall exercise all such powers, rights and remedies solely in accordance with Requisite Instructions delivered to the Trustee.

      (c) If the Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then the Obligors, the Trustee and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

      (d) All rights of action and of asserting claims upon or under this Agreement and the Security Documents may be enforced by the Trustee without the possession of any Secured Instrument or instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Trustee shall be, subject to clause (d) of Section 5.3 and clause (b)(ii) of Section 5.9, brought in its name as Trustee and any recovery of judgment shall be held as part of the Trust Estate.

      2.5. Waiver and Estoppel. (a) Each Obligor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other Security Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee in this Agreement or any other Security Document but will suffer and permit the execution of every such power as though no such law were in force; provided that nothing contained in this clause (a) shall be construed as a waiver of any rights of such Obligor under any applicable federal bankruptcy law.

      (b) Each Obligor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any Security Document) in connection with this Agreement and the Security Documents and any action taken by the Trustee with respect to the Collateral.

      2.6. Limitation on Trustee's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any Security Document and to account to the Secured Parties and each Obligor for moneys and other property received by it hereunder or under any Security Document, the Trustee shall not have any duty to any Obligor or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

      2.7. Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      2.8. Rights of Secured Parties under Secured Instruments. Notwithstanding any other provision of this Agreement or any Security Document, the right of each Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Instrument or other instrument evidencing or agreement governing a Secured Obligation or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the Obligors to pay such Secured Obligation when due, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the Secured Instrument pursuant to which such Secured Obligation is outstanding.

                                   SECTION 3.
                        COLLATERAL ACCOUNT; DISTRIBUTIONS

      3.1. The Collateral Account. On the date hereof there shall be established and, at all times thereafter until the trusts created by this Agreement shall have terminated, there shall be maintained with the Trustee at the office of the Trustee's corporate trust division an account which shall be entitled the "Champion Home Builders Collateral Account" (the "Collateral Account"). All moneys which are required by this Agreement or any Security Document to be delivered to the Trustee or which are received by the Trustee or any agent or nominee of the Trustee in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement or any Security Document or otherwise, shall be deposited in the Collateral Account and held by the Trustee as part of the Trust Estate and applied in accordance with the terms of this Agreement (including Section 3.4). Notwithstanding the foregoing, all moneys received by the Trustee when no Event of Default exists shall promptly be paid over to the Obligors in accordance with their respective interests.

      3.2. Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Trustee, and funds on deposit in the Collateral Account shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Trustee.

      3.3. Investment of Funds Deposited in Collateral Account. The Trustee shall, in accordance with Requisite Instructions delivered to the Trustee, invest and reinvest moneys on deposit in the Collateral Account at any time in Cash Equivalent Investments. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Trust Estate. The Trustee shall not be responsible for any diminution in funds resulting from such investments. In the absence of any Requisite Instructions, the Trustee shall have no obligation to invest or reinvest moneys.

      3.4. Application of Moneys. (a) The Trustee shall have the right (pursuant to Section 4.7) at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Trustee Fees. Notwithstanding anything to the contrary contained herein, the Trustee shall have the right at any time to transfer money held by it in the Collateral Account to any depository bank of any Obligor in accordance with any control agreement entered into with such depository bank pursuant to the Credit Agreement, solely to reimburse such depository bank for checks, ACH transfers and other items which are recalled, dishonored, reversed or returned to such depository bank in respect of any deposit account subject to any such control agreement.

      (b) All remaining moneys held by the Trustee in the Collateral Account or received by the Trustee while an Event of Default exists shall, to the extent available for distribution (it being understood that the Trustee may liquidate investments prior to maturity in order to make a distribution pursuant to this
Section 3.4), be promptly distributed (subject to the provisions of Section 3.5) by the Trustee in the following order of priority:

            First: to the Trustee for any unpaid Trustee Fees and then to any Secured Party which has theretofore advanced or paid any Trustee Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been previously reimbursed;

            Second: to any Secured Party which has theretofore advanced or paid any Trustee Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been previously reimbursed;

            Third: to the holders of the Credit Agreement Obligations in an aggregate amount (for all distributions pursuant to this subclause third) equal to (i) 15% of Consolidated Net Tangible Assets (measured as of the date hereof) minus (ii) the aggregate outstanding principal amount of Indebtedness (as defined in the 2009 Notes Indenture) (other than the Credit Agreement Obligations) and the aggregate outstanding Attributable Debt (as defined in the 2009 Notes Indenture) in respect of Sale/Leaseback Transactions (as defined in the 2009 Notes Indenture), in each case, (x) to which clause (a) or (b) of Section 4.05 of the 2009 Notes Indenture applies and (y) measured in accordance with such Section 4.05; provided that the Administrative Agent shall certify the calculation of the foregoing amounts to the Trustee in good faith, upon which certification the Trustee shall be entitled to conclusively rely;

            Fourth: to the Secured Parties in an amount equal to (i) in the case of holders of the Credit Agreement Obligations (other than with respect to Rate Protection Agreements) and the 2009 Notes, the unpaid principal of, unpaid interest on and other unpaid charges, if any, in respect of such Secured Obligations then outstanding whether or not then due and payable, and (ii) in the case of holders of Credit Agreement Obligations with respect to Rate Protection Agreements, the amount of credit exposure of such holders under such Rate Protection Agreements; and, in any case, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Secured Parties in proportion to such amounts; provided that, for purposes hereof, the "credit exposure" at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined (a) in accordance with any applicable schedule between the applicable Obligor and such Secured Party, if any, or (b) otherwise at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement, so long as such Rate Protection Agreement has been terminated by the applicable counterparty;

            Fifth: to the Secured Parties, amounts equal to all other sums which constitute Secured Obligations, including the reasonable costs and expenses of the Secured Parties and their representatives which are due and payable under the relevant Secured Instruments and which constitute Secured Obligations as of the date of distribution, and, if such moneys shall be insufficient to pay such sums in full, then ratably to the Secured Parties in proportion to such sums; and

            Sixth: any surplus then remaining shall be paid to the Obligors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

      (c) The term "unpaid" as used in clause (b) of this Section 3.4 refers:

            (i) in the absence of a bankruptcy proceeding with respect to the applicable Obligor, to all the outstanding Secured Obligations, and

            (ii) during the pendency of a bankruptcy proceeding with respect to the applicable Obligor, to all amounts allowed by the bankruptcy court in respect of Secured Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions (whether actually distributed or set aside pursuant to Section 3.5) have not been made in respect thereof.

      (d) The Trustee shall make all payments and distributions under this
Section 3.4: (i) on account of Credit Agreement Obligations, to the Administrative Agent for re-distribution among the holders of the Credit Agreement Obligations in accordance with the provisions of the Credit Agreement,
(ii) on account of the 2009 Notes (subject to Section 3.5), to the Indenture Trustee for re-distribution among the holders of the 2009 Notes in accordance with the provisions of the 2009 Notes Indenture and (iii) to the Obligors pursuant to sub-clause sixth of clause (b) of Section 3.4, as directed in writing by the Parent.

      3.5. Application of Moneys Distributable to Indenture Trustee. If at any time any moneys collected or received by the Trustee pursuant to this Agreement are distributable pursuant to Section 3.4 to the Indenture Trustee, and if the Indenture Trustee shall notify the Trustee in writing that no provision is made under the 2009 Notes Indenture for the application by such Indenture Trustee of such moneys (whether because the Secured Obligations issued under the 2009 Notes Indenture have not become due and payable or otherwise) and that the 2009 Notes Indenture does not effectively provide for the receipt and the holding by the Indenture Trustee of such moneys pending the application thereof, then the Trustee, after receipt of such notification, shall, at the direction of the Indenture Trustee, invest such amounts in Cash Equivalents maturing within 90 days after they are acquired by the Trustee and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for the Indenture Trustee (in its capacity as trustee) and for no other purpose until such time as the Indenture Trustee shall request in writing the delivery thereof by the Trustee for application pursuant to the 2009 Notes Indenture. The Trustee shall not be responsible for any diminution in funds resulting from investments made at the direction of the Indenture Trustee or from holding such monies uninvested.

      3.6. Trustee's Calculations. In making the determinations and allocations required by Section 3.4, the Trustee may conclusively rely upon information supplied by the Administrative Agent as to the amounts payable with respect to Credit Agreement Obligations and upon information supplied by the Indenture Trustee as to the amounts of unpaid principal and interest outstanding with respect to the 2009 Notes, and the Trustee shall have no liability to any of the Secured Parties for actions taken in reliance on such information. If, in the sole discretion of the Trustee, the distribution of any amount received by the Trustee in such capacity hereunder or under the Security Documents might involve the Trustee in liability, or might be prohibited hereby, or might be contrary to any law, rule or regulation, the Trustee may refrain from making distribution until the Trustee's right to make such distribution has been adjudicated by a court of competent jurisdiction. All distributions made by the Trustee pursuant to Section 3.4 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Trustee shall have no duty to inquire as to the application by the Administrative Agent or the Indenture Trustee of any amounts distributed to them by the Trustee hereunder.

      3.7. Pro Rata Sharing. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Trustee's security interest hereunder and under the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Trustee shall nonetheless apply the Proceeds of the Collateral for the benefit of the holders of all Secured Obligations in the proportions and subject to the priorities specified in Section 3.4. To the extent that the Trustee distributes Proceeds collected with respect to Secured Obligations held by one holder to or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

                                   SECTION 4.
                             AGREEMENTS WITH TRUSTEE

      4.1. Delivery of Secured Instruments. On the date hereof, the Borrower shall deliver to the Trustee true and complete copies of all Secured Instruments as in effect on the date hereof. The Borrower shall deliver to the Trustee, promptly upon the execution thereof, a true and complete copy of all Secured Instruments entered into after the date hereof and of all amendments, modifications or supplements to any Secured Instrument entered into after the date hereof.

      4.2. Information as to Secured Parties, Administrative Agent and Indenture Trustee. The Borrower shall deliver to the Trustee on the date hereof and from time to time thereafter upon written request of the Trustee, a list setting forth as of a date not more than 30 days prior to the date of such delivery, (i) the aggregate unpaid principal amount of Credit Agreement Obligations outstanding and the name and address of the Administrative Agent, and (ii) the aggregate unpaid principal amount of 2009 Notes outstanding under the Indenture and the name and address of the Indenture Trustee thereunder. In addition, the Borrower will promptly notify the Trustee of each change in the identity of the Administrative Agent or the Indenture Trustee. On or prior to the date hereof, the Borrower will request the Administrative Agent to deliver to the Trustee the names of its officers that are authorized to give directions hereunder on behalf of the Administrative Agent. The Borrower will request that the Administrative Agent notify the Trustee of any change in such officers prior to the date of any such change. If the Trustee does not receive the names of such officers, the Trustee may rely on any person purporting to be authorized to give directions hereunder on behalf of the Administrative Agent. If the Trustee is not informed of changes in the officers of the Administrative Agent, the Trustee may rely on the information previously provided to the Trustee.

      4.3. Compensation and Expenses. The Borrower agrees to pay to the Trustee, from time to time within 10 Business Days following receipt of an invoice therefor, (i) reasonable compensation (which shall not be limited by any provision of law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and under the Security Documents and for administering the Trust Estate in accordance with one or more fee letters executed by the Trustee and the Borrower and (ii) all of the fees, costs and expenses of the Trustee (including the reasonable fees and disbursements of its counsel, advisors and agents) (A) arising in connection with the preparation, execution, delivery, modification, and termination of this Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof,
(B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of the Trustee's rights under this Agreement and the Security Documents and in and to the Collateral and the Trust Estate or (C) incurred by the Trustee in connection with the removal of the Trustee pursuant to clause (a) of Section 5.6. Such fees, costs and expenses are intended to constitute expenses of administration under any bankruptcy law relating to creditors rights generally. The obligations of the Borrower under this Section 4.3 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Trustee.

      4.4. Stamp and Other Similar Taxes. The Borrower agrees to indemnify and hold harmless the Trustee, the Administrative Agent, the Indenture Trustee and each Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document, the Trust Estate or any Collateral. The obligations of the Borrower under this Section 4.4 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Trustee.

      4.5. Filing Fees, Excise Taxes, Etc. The Borrower agrees to pay or to reimburse the Trustee for any and all payments made by the Trustee in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Agreement and each Security Document. The obligations of the Borrower under this Section 4.5 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Trustee.

      4.6. Indemnification. The Borrower agrees to pay, indemnify, and hold the Trustee, the Administrative Agent and each Indenture Trustee harmless from and against any and all Indemnified Liabilities with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents, except for Indemnified Liabilities determined in the final judgment of a court of competent jurisdiction to have arisen for the account of a particular indemnified party by reason of such indemnified party's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Trustee under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Borrower will save, indemnify and keep the Trustee, the Administrative Agent, the Indenture Trustee and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Obligor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of the obligor thereunder or its successors by any Obligor, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Trustee, the Administrative Agent, the Indenture Trustee or any Secured Party. The agreements in this Section 4.6 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Trustee.

      4.7. Trustee's Lien. Notwithstanding anything to the contrary in this Agreement, as security for the payment of Trustee Fees, (i) the Trustee is hereby granted a Lien upon all Collateral and (ii) the Trustee shall have the right (in accordance with clause (a) of Section 3.4) to use and apply any of the funds held by the Trustee in the Collateral Account to cover such Trustee Fees. In addition to the foregoing application right, the Trustee shall have all of the rights and remedies of a secured creditor set forth in the UCC. The provisions of this Section 4.7 will survive the termination of the other provisions of this Agreement and the Collateral Documents and the resignation or removal of the Trustee and shall continue until all of the Trustee Fees are paid in full in cash.

      4.8. Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent or Trustee, and at the expense of each Obligor, the Borrower will promptly execute and deliver any and all such further instruments and documents and take such further action as is reasonably necessary or reasonably requested to obtain the full benefits of this Agreement and the Security Documents and the rights and powers herein and therein granted, and to perfect, or to protect the perfection of, the Liens granted under the Security Documents, including the filing of any financing or continuation statement under the UCC. Each Obligor also hereby authorizes the Trustee to sign and the Administrative Agent or the Trustee to file any such financing or continuation statement without the signature of such Obligor to the extent permitted by applicable law. Notwithstanding the foregoing, in no event shall the Trustee have any obligation to monitor the perfection or continuation of perfection or the sufficiency or validity of any Lien on any Collateral or to protect the perfection of the Liens granted under the Security Documents, including the filing of any such financing or continuation statement.

                                   SECTION 5.
                                  THE TRUSTEE

      5.1. Acceptance of Trust. The Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof. The Trustee also hereby acknowledges and accepts its appointment to act as collateral trustee for the Lenders and the Indenture Trustee.

      5.2. Exculpatory Provisions. (a) The Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein or in any Security Document, all of which are made solely by the Obligors. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of any Obligor thereto or as to the security afforded by this Agreement or any Security Document, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, the Security Documents, the Secured Obligations or any Lien purported to be granted under any Security Document, and the Trustee shall incur no liability or responsibility in respect of any such matters to any other Secured Party, any Obligor or any other Person.

      (b) The Trustee shall not be required to ascertain or inquire as to the performance by any Obligor of any of the covenants or agreements contained herein or in any Security Document or Secured Instrument. Whenever it is necessary, or in the opinion of the Trustee advisable, for the Trustee to ascertain the amount of Secured Obligations then held by Secured Parties, the Trustee may rely on a certificate of the Indenture Trustee, in the case of the 2009 Notes, or a certificate of the Administrative Agent, in the case of Credit Agreement Obligations, and, if the Indenture Trustee or the Administrative Agent shall not give such information to the Trustee, it shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Trustee shall be calculated by the Trustee using, for those Persons who have not supplied such information, the list then most recently delivered by the Borrower pursuant to Section 4.2), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Trustee, whereupon the amount distributable to such Person shall be recalculated using such information and distributed to it.

      (c) The Trustee shall be under no obligation or duty to take any action under this Agreement or any Security Document if taking such action (i) would subject the Trustee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Trustee to qualify to do business in any jurisdiction where it is not then so qualified, unless the Trustee receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any Security Document.

      (d) The Trustee shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with any of the Obligors as if it were not the Trustee.

      (e) Subject to the provisions of the Security Documents concerning the Trustee's duty of care with respect to the Collateral, the Trustee shall not be liable for any action taken or omitted to be taken in accordance with this Agreement or any Security Document except to the extent any such liability is determined in the final judgment of a court of competent jurisdiction to have been primarily caused by the Trustee's gross negligence or willful misconduct. Notwithstanding anything set forth herein to the contrary, the Trustee shall have a duty of reasonable care with respect to any Collateral delivered to the Trustee or its designated representatives that is in the Trustee's or its designated representatives' possession and control.

      (f) Delegation of Duties. The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

      5.3. Reliance by Trustee. (a) Whenever in the administration of this Agreement or the Security Documents the Trustee shall deem it necessary that a factual matter be proved or established by any Obligor, any other Secured Party or any other Person in connection with the Trustee taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer, such other Secured Party or such other Person delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 5.4.

      (b) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Security Document in accordance therewith. The Trustee shall have the right at any time to seek instructions concerning the administration of this Agreement and the Security Documents from any court of competent jurisdiction.

      (c) The Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it in good faith believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its own gross negligence or willful misconduct, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement.

      (d) The Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Trustee by this Agreement and the Security Documents, at the request or direction of the Administrative Agent by delivery of Requisite Instructions, pursuant to this Agreement or otherwise, unless the Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee in compliance with such request or direction, including such reasonable advances as may be requested by the Trustee.

      (e) Upon any application or demand by any Obligor (except any such application or demand which is expressly permitted to be made orally) to the Trustee to take or permit any action under any of the provisions of this Agreement or any Security Document, the Borrower shall furnish to the Trustee a certificate of an Authorized Officer stating that all conditions precedent, if any, provided for in this Agreement, in any relevant Security Document or in the Credit Agreement relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Agreement or a Security Document relating to such particular application or demand, such additional document shall also be furnished.

      (f) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of an Authorized Officer or representations made by an Authorized Officer in a writing filed with the Trustee.

      5.4. Limitations on Duties of Trustee. (a) The Trustee shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Trustee. The Trustee may, subject to the provisions of clause (b) of Section 2.4, exercise the rights and powers vested in the Trustee by this Agreement and the Security Documents, and shall not be liable with respect to any action taken, or omitted to be taken, in accordance with Requisite Instructions delivered to the Trustee.

      (b) Except as herein otherwise expressly provided, the Trustee shall not be under any obligation to take any action which is discretionary with the Trustee under the provisions hereof or of any Security Document in accordance with Requisite Instructions delivered to the Trustee. The Trustee shall make available for inspection and copying by the Administrative Agent and the Indenture Trustee each certificate or other paper furnished to the Trustee by any of the Obligors under or in respect of this Agreement or any Security Document or any of the Collateral.

      (c) No provision of this Agreement or of any Security Document shall be deemed to impose any duty or obligation on the Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Trustee shall be unqualified or incompetent to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Trustee in such jurisdiction or impose a tax on the Trustee by reason thereof or would require the Trustee to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

      (d) Neither the Trustee nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made by any Obligor in connection with this Agreement or any Security Document, (ii) the performance or observance of any of the covenants or agreements of any Obligor under this Agreement or any Security Document or the satisfaction of any condition specified in any such document, (iii) the existence or possible existence of any Event of Default, or (iv) the validity, effectiveness or genuineness of this Agreement, any Security Document or any other instrument or writing furnished in connection herewith or therewith. The Trustee shall not be responsible to any Secured Party for the perfection or priority of any Lien on any of the

Collateral, for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability or sufficiency of any of the Security Documents or the transactions contemplated thereby, or for the financial condition of any Obligor.

      5.5. Moneys to be Held in Trust. All moneys received by the Trustee under or pursuant to any provision of this Agreement or any Security Document (except Trustee Fees) shall be held in trust for the purposes for which they were paid or are held.

      5.6. Resignation and Removal of the Trustee. (a) The Trustee may at any time, by giving at least 90 days' prior written notice to the Borrower and the Administrative Agent, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Trustee, (ii) the acceptance of such appointment by such successor Trustee and (iii) the approval of such successor Trustee evidenced by one or more instruments signed by the Administrative Agent and, unless an Event of Default shall have occurred and be continuing, the Parent and the Borrower (which approval of the Parent and the Borrower shall not be unreasonably withheld or delayed). If no successor Trustee shall be appointed and shall have accepted such appointment within 90 days after the Trustee gives the aforesaid notice of resignation, the Trustee or the Administrative Agent may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor Trustee shall have been appointed as provided in this Section 5.6. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed by the Administrative Agent as provided in clause (b) of this Section 5.6. The Administrative Agent may, at any time upon giving at least 30 days' prior written notice thereof to the Trustee, remove the Trustee and appoint a successor Trustee, such removal to be effective upon the appointment of a successor Trustee as provided by clause (b) of this Section 5.6 and acceptance of such appointment by the successor. The Trustee shall be entitled to Trustee Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

      (b) If at any time the Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Trustee for any other cause, a successor Trustee may be appointed by the Administrative Agent with (unless an Event of Default shall have occurred and be continuing) the consent of the Parent and the Borrower (which consent shall not be unreasonably withheld or delayed). The powers, duties, authority and title of the predecessor Trustee shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor, the Parent and the Borrower. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Administrative Agent, the Parent, the Borrower, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Security Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from any Obligor be required by any successor

Trustee for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Trustee, any and all such deeds, conveyances and other instruments in writing shall, on reasonable request of such successor, be executed, acknowledged and delivered by such Obligor. If such Obligor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it shall have received a written request from the successor Trustee to do so, or if an Event of Default shall have occurred and be continuing, the predecessor Trustee may execute the same on behalf of such Obligor. Each Obligor hereby appoints any predecessor Trustee as its agent and attorney to act for it as provided in the immediately preceding sentence.

      5.7. Status of Successor Trustee. Every successor Trustee appointed pursuant to Section 5.6 shall be a bank or trust company in good standing and having power to act as Trustee hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate trust office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $500,000,000.

      5.8. Merger of the Trustee. Any corporation into which the Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any entity to which the Trustee shall sell or otherwise transfer its corporate trust business, shall be Trustee under this Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

      5.9. Co-Trustee; Separate Trustee. (a) If at any time (i) it shall be necessary in order to conform to any law of any jurisdiction in which any of the Collateral shall be located to avoid any violation of law or imposition on the Trustee of taxes by such jurisdiction not otherwise imposed on the Trustee, (ii) the Trustee shall be advised by counsel, reasonably satisfactory to it, that it is necessary in the interest of the Secured Parties, (iii) the Administrative Agent shall in writing so request the Trustee and the Obligors, or (iv) the Trustee shall deem it necessary for its own protection in the performance of its duties hereunder or under any Security Document, the Trustee and the Obligors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Trustee and the Obligors, either to act as co-trustee or co-trustees of all or any of the Collateral under this Agreement or under any of the Security Documents, jointly with the Trustee originally named herein or therein or any successor Trustee, or to act as separate trustee or trustees of any of the Collateral. If any Obligor shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Trustee to do so, or if an Event of Default shall have occurred and be continuing, the Trustee may act under the foregoing provisions of this clause
(a) without the concurrence of the Obligors and execute and deliver such instruments and agreements on behalf of such Obligor. Each Obligor hereby appoints the Trustee as its agent and attorney to act for it under the foregoing provisions of this clause (a) in either of such contingencies.

      (b) Every separate trustee and every co-trustee, other than any successor Trustee appointed pursuant to Section 5.6, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred upon the Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Trustee or any agent appointed by the Trustee;

            (ii) all rights, powers, duties and obligations conferred or imposed upon the Trustee hereunder and under the relevant Security Document or Documents shall be conferred or imposed and exercised or performed by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Trustee which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees; no power given hereby or by the relevant Security Documents to, or which it is provided herein or therein may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees shall be exercised hereunder or thereunder by such co-trustee or co-trustees or separate trustee or separate trustees except jointly with, or with the consent in writing of, the Trustee, anything contained herein to the contrary notwithstanding;

            (iii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

            (iv) the Parent, the Borrower and the Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Borrower and the Parent shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Trustee to do so, or if an Event of Default has occurred and is continuing, the Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Parent or the Borrower, the Parent and the Borrower hereby appointing the Trustee its agent and attorney to act for it in such connection in such contingency. If the Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Parent, the Borrower and the Trustee, or by the Trustee alone pursuant to this clause (b).

      5.10. Treatment of Payee or Indorsee by Trustee; Representatives of Secured Parties. (a) The Trustee may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

         (b) Any Person (other than the Administrative Agent and the Indenture Trustee) which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or the Collateral shall present to the Trustee such documents, including Opinions of Counsel, as the Trustee may reasonably require, in order to demonstrate to the Trustee the authority of such Person to act as the representative of such Secured Parties (it being understood that the holders of Credit Agreement Obligations are represented hereunder by the Administrative Agent and shall have no other rights pursuant to this clause (b)). The authority of the Administrative Agent and the Indenture Trustee shall be demonstrated by their inclusion as such in the lists from time to time delivered pursuant to
Section 4.2.

                                   SECTION 6.
                                  MISCELLANEOUS

      6.1. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to the Borrower, the Trustee, the Administrative Agent or the Indenture Trustee shall be given in writing or by facsimile transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by facsimile transmission, addressed (i) if to the Parent, the Borrower or the Trustee, to such party at its address specified on the signature pages hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this Section 6.1 to the party sending such communication or (ii) if to the Administrative Agent or the Indenture Trustee, to it at its address specified from time to time in the list provided by the Borrower to the Trustee pursuant to Section 4.2; provided that any notice, request or demand to the Trustee shall not be effective until received by the Trustee in the corporate trust division at the office designated by it pursuant to this Section 6.1.

      6.2. No Waivers. No failure on the part of the Trustee, any co-trustee, any separate trustee, the Administrative Agent, the Indenture Trustee or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      6.3. Amendments, Supplements and Waivers. (a) With the prior written consent of the Administrative Agent, the Trustee and the Obligors may, from time to time, enter into written agreements supplemental hereto or to any Security Document for the purpose of adding to, or waiving any provisions of, this Agreement or any Security Document or changing in any manner the rights of the Trustee, the Secured Parties or the Obligors hereunder or thereunder. Any such supplemental agreement shall be binding upon the Obligors, the Administrative Agent, the Indenture Trustee, the Secured Parties and the Trustee and their respective successors. The Trustee shall not enter into any such supplemental agreement unless the Trustee shall have received an Opinion of Counsel to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the 2009 Notes Indenture which requires that the 2009 Notes be secured equally and ratably with the Credit Agreement Obligations.

      (b) Without the consent of the Administrative Agent, the Indenture Trustee or any Secured Party, the Trustee and any of the Obligors, at any time and from time to time, may enter into one or more agreements supplemental hereto or to any Security Document, in form reasonably satisfactory to the Trustee, (i) to add to the covenants of such Obligor for the benefit of the Secured Parties or to surrender any right or power herein conferred upon such Obligor herein or in any Security Document; (ii) to mortgage or pledge to the Trustee, or grant a security interest in favor of the Trustee in, any property or assets as additional security for the Secured Obligations; or (iii) to cure any ambiguity, to correct or supplement any provision herein or in any Security Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; provided that any such action contemplated by this clause (iii) shall not adversely affect the interests of the Secured Parties.

      6.4. Headings. The table of contents and the headings of Sections and subsections have been included herein and in the Security Documents for convenience only and should not be considered in interpreting this Agreement or the Security Documents.

      6.5. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      6.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the parties hereto and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

      6.7. Currency Conversions. In calculating the amount of Secured Obligations for any purpose hereunder, including voting or distribution purposes, the amount of any Secured Obligation which is denominated in a currency other than Dollars shall be converted into Dollars at the spot rate for purchasing Dollars with such currency as set forth in The Wall Street Journal (or any successor or substitute publication reasonably selected by the Administrative Agent) on the business day prior to the date on which such calculation is to be made.

      6.8. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      6.9. Counterparts. This Agreement may be signed (including by way of facsimile or electronic transmission) in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

      6.10. Termination. (a) Upon (i) receipt by the Trustee from the Administrative Agent of (A) a written direction to cause the Liens created by
Section 4.7 and by the Security Documents to be released and discharged or (B) a written notice stating that the Termination Date has occurred, and (ii) payment in full of all Trustee Fees, the security interests created by Section 4.7 and by the Security Documents shall terminate forthwith and all right, title and interest of the

Trustee in and to the Collateral shall revert to the Obligors, their successors and assigns. Notwithstanding anything to the contrary contained herein or in any Secured Instrument, the Lien of the holders of the 2009 Notes created by clause
(b) of Section 6.3 and by the Security Documents shall be automatically and unconditionally released and discharged upon the release and discharge of the Liens created by clause (b) of Section 6.3 and by the Security Documents.

      (b) Upon the termination of the Trustee's security interest and the release of the Collateral in accordance with clause (a) of Section 6.10, the Trustee will promptly, at the Borrower's written request and expense, (i) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such security interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Obligors all property of any Obligor then held by the Trustee or any agent thereof.

      (c) This Agreement shall terminate when the security interest granted under the Security Documents has terminated and the Collateral has been released; provided that the provisions of Sections 4.3, 4.4, 4.5 and 4.6 shall not be affected by any such termination.

      6.11. New Obligors. During the term of this Agreement, each Subsidiary of the Parent that, pursuant to Section 7.8 of the Credit Agreement, is required to become a party to this Agreement, may become such a party by executing an assumption agreement, substantially in the form of Exhibit A, a copy of which shall be delivered to the Trustee in accordance with Section 6.1, whereupon such Subsidiary shall become an Obligor for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.

      6.12. Inconsistent Provisions. If any provision of this Agreement shall be inconsistent with, or contrary to, any provision in any of the Security Documents or any document entered into in connection therewith, the provisions of this Agreement shall be controlling and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

      6.13. Confidentiality. The Trustee agrees to keep confidential any written information (a) provided to it by or on behalf of the Parent or any of its Subsidiaries pursuant to or in connection with this Agreement or any Security Document or (b) obtained by the Trustee based on a review of the books and records of the Parent or any of its Subsidiaries; provided that nothing herein shall prevent the Trustee from disclosing any such information (i) to the Administrative Agent, any Lender or the Indenture Trustee, (ii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iii) upon the request or demand of any Governmental Authority having jurisdiction over the Trustee or as shall be required pursuant to any requirement of law, (iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any requirement of law, (v) in connection with any litigation to which the Trustee is a party, (vi) which has been publicly disclosed other than in breach of this Agreement or (vii) to the extent reasonably necessary in connection with the exercise of any remedy hereunder.

      6.14. SUBMISSION TO JURISDICTION; WAIVERS. EACH OBLIGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

      (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURITY DOCUMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

      (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, CONSENTS THAT ANY SUCH ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

      (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH OBLIGOR AT ITS ADDRESS SPECIFIED IN SUBSECTION 6.1 OR AT SUCH OTHER ADDRESS OF WHICH THE TRUSTEE SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

      (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

      (e) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

      6.15. WAIVER OF JURY TRIAL. THE TRUSTEE AND EACH OF THE OBLIGORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

      6.16. PATRIOT ACT. The Trustee hereby notifies each Obligor that, pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each Obligor, which information includes the name and address of such Obligor and other information that will allow the Trustee to identify such Obligor in accordance with the PATRIOT Act. Upon the request of the Trustee, the Parent and the Borrower will provide any information the Trustee believes is reasonably necessary to be delivered to comply with the PATRIOT Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                     CHAMPION HOME BUILDERS CO.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title: Vice President

                                     Address: 2701 Cambridge Ct., Suite 300
                                              Auburn Hills, Michigan 48326

                                     Telephone Number: 248-340-9090
                                     Fax Number: 248-340-7773

                                     CHAMPION ENTERPRISES, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title: Senior Vice President

                                     Address: 2701 Cambridge Ct., Suite 300
                                              Auburn Hills, Michigan 48326

                                     Telephone Number: 248-340-9090
                                     Fax Number: 248-340-7773

                                     CHAMPION ENTERPRISES MANAGEMENT CO.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title:  Vice President

                                     CHAMPION RETAIL, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                           Name: John J. Collins, Jr.
                                           Title:  Vice President

                                     DUTCH HOUSING, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                          Name: John J. Collins, Jr.
                                          Title:  Vice President

                                     HOMES OF MERIT, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title:  Vice President

                                     MODULINE INTERNATIONAL, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title:  Vice President

                                     NEW ERA BUILDING SYSTEMS, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title:  Vice President

                                     REDMAN HOMES, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title:  Vice President

                                     REDMAN INDUSTRIES, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title:  Vice President

                                     SAN JOSE ADVANTAGE HOMES, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title:  Vice President

                                     STAR FLEET, INC.

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title:  Vice President

                                     WESTERN HOMES CORPORATION

                                     By:   /s/ John J. Collins, Jr.
                                         ---------------------------------------
                                         Name: John J. Collins, Jr.
                                         Title:  Vice President

                                     WELLS FARGO BANK, N.A., as Trustee

                                     By:  /s/ Michael T. Lechner
                                        ---------------------------------------
                                     Name: Michael T. Lechner
                                     Title: Vice President

                                     Address: 230 West Monroe Street, Suite 2900
                                     Chicago, Illinois 60606

                                     Telephone Number: 312-781-0724
                                     Fax Number: 312-726-2158

ACKNOWLEDGED AND ACCEPTED:

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, as Administrative Agent

By:  /s/ Robert Hetu
   ------------------------------------
    Name: Robert Hetu
    Title: Director

By:  /s/ Cassandra Droogan
   ------------------------------------
    Name: Cassandra Droogan
    Title: Associate

                                                                      SCHEDULE I
                                                                    to Agreement
                              CERTAIN DEFINITIONS

      Unless otherwise defined herein, all capitalized terms used in this Agreement (including this Schedule I) shall have meanings given to them in the Credit Agreement.

      The following terms shall have the respective meanings set forth below:

      "2009 Notes" - as defined in the second recital.

      "2009 Notes Indenture" - as defined in the second recital.

      "Agreement" shall mean, on any date, this Collateral Trust Agreement as originally in effect on October 31, 2005 and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms and in effect on such date.

      "Borrower" - as defined in the preamble.

      "Collateral" shall mean all property in which the Trustee is granted a Lien from time to time under this Agreement or any other Security Document.

      "Collateral Account" - as defined in Section 3.1.

      "Consolidated Net Tangible Assets" - as defined in the 2009 Notes
Indenture.

      "Credit Agreement" - as defined in the first recital.

      "Credit Agreement Obligations" shall mean the Obligations (as defined in the Credit Agreement).

      "Indenture Trustee" - as defined in the second recital.

      "Lender" - as defined in the first recital.

      "Obligors" - as defined in the preamble.

      "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel (other than an employee of the Parent or any Affiliate thereof) satisfactory to the Trustee, who may be counsel regularly retained by the Trustee.

      "Parent" - as defined in the preamble.

      "PATRIOT Act" means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended or otherwise modified from time to time.

      "PATRIOT Act Disclosures" means all documentation and other information which the Collateral Trustee reasonably requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act.

      "Proceeds" shall mean all proceeds within the meaning of the UCC.

      "Requisite Instructions" shall mean written instructions of the Administrative Agent; provided that such instructions shall include a certification from the Administrative Agent that the action contemplated by such instructions is permitted under the applicable Security Documents (including, if, pursuant to such Security Documents, such action is permitted to be taken only during the existence of a Default or Event of Default, a certification that such Default or Event of Default exists).

      "Secured Instruments" shall mean the Credit Agreement, the other Loan Documents, the 2009 Notes Indenture and the 2009 Notes.

      "Secured Obligations" shall mean, without duplication, (i) the Credit Agreement Obligations, (ii) the 2009 Notes, and (iii) all sums payable by the Borrower under this Agreement or any Security Document (including Trustee Fees).

      "Secured Parties" shall mean at any time the holders of the Secured Obligations.

      "Security Documents" shall mean this Agreement and each other agreement pursuant to which the Trustee is granted a Lien to secure the Secured Obligations (including each agreement entered into pursuant to clause (b)(ii) of Section 6.3 of this Agreement).

      "Trust Estate" shall have the meaning assigned in the Declaration of Trust in this Agreement.

      "Trustee" shall mean Wells Fargo Bank, N.A., in its capacity as trustee under this Agreement, and any successor trustee appointed thereunder.

      "Trustee Fees" shall mean all fees, costs and expenses of the Trustee of the types described in Sections 4.3, 4.4, 4.5 and 4.6 of this Agreement.

                                                                       EXHIBIT A
                                                   to Collateral Trust Agreement

                          FORM OF ASSUMPTION AGREEMENT

      ASSUMPTION AGREEMENT dated as of ____________________, 200___ made by _____________, a _____________ [corporation] (the "New Obligor") in favor of Wells Fargo Bank, N.A., as Trustee under the Agreement referred to below (in such capacity, the "Trustee"). All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

                                   WITNESSETH:

      WHEREAS, Champion Home Builders Co., a Michigan corporation (the "Borrower"), Champion Enterprises, Inc., a Michigan corporation (the "Parent"), certain subsidiaries of the Parent (together with the Borrower and the Parent, the "Obligors"), and Wells Fargo Bank, N.A., a national banking association, as trustee (the "Trustee") have entered into a Collateral Trust Agreement dated as of October 31, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"); and

      WHEREAS, the New Obligor desires to become a party to the Agreement in accordance with Section 6.11 of the Agreement;

      NOW, THEREFORE, IT IS AGREED:

1. Agreement. By executing and delivering this Assumption Agreement, the New Obligor hereby becomes a party to the Agreement as an "Obligor" thereunder and, without limiting the foregoing, hereby expressly assumes all obligations and liabilities of an "Obligor" thereunder.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                       [NEW OBLIGOR]

                                       By: _______________________________
                                       Name: _____________________________
                                       Title: ____________________________
                                       Address for Notices:
                                       Fax:

                                                                       EXHIBIT I

                      AMENDMENT EFFECTIVE DATE CERTIFICATE

     Pursuant to Section 5.2.2 of the Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Champion Home Builders Co. (the "Borrower"), Champion Enterprises, Inc., as Parent, the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, as Administrative Agent for the Lenders, the undersigned Vice President of the Borrower hereby certifies as set forth below. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     1. The representations and warranties of the Borrower set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Borrower pursuant to any of the Loan Documents to which it is a party are true and correct to the extent set forth in clause (a) of Section 5.3.1 of the Credit Agreement on and as of the date hereof with the same effect as if made on the date hereof.

     2. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Credit Extensions to be made on the date hereof.

     3. Item 1.1(b) of the Disclosure Schedule to the Credit Agreement sets forth each Immaterial Subsidiary as of the date hereof.

     4. No event, change or condition has occurred since December 31, 2005 that, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect.

     5. All actions necessary to consummate the UK Transaction have been taken in accordance with all applicable law and in accordance with the terms of each applicable UK Transaction Document. Attached hereto as Annex I is a true and complete copy of the Purchase Agreement, dated as of February 24, 2006, between the UK Subsidiary and the Target's shareholders.

     6. Attached hereto as Annex II is an initial Compliance Certificate, delivered by the chief financial or accounting Authorized Officer of the Parent, demonstrating the Parent's pro forma EBITDA for the twelve-month period ended December 31, 2005 (prepared in accordance with Regulation S-X under the U.S. Securities Act of 1933, as amended, and to give pro forma effect to the UK Transaction as if it had occurred at the beginning of such twelve-month period) is not less than $82,800,000.

     IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the date set forth below.

____________________________________
Name:
Title: Vice President

Date: ___________

                                                                         ANNEX I

                               PURCHASE AGREEMENT

                                                                        ANNEX II

                             COMPLIANCE CERTIFICATE

                                                                       EXHIBIT J

                              SOLVENCY CERTIFICATE

                                CREDIT AGREEMENT

      This Solvency Certificate (this "Certificate"), dated as of April 7, 2006, is delivered pursuant to Section 5.2.8 of the Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among CHAMPION HOME BUILDERS CO., a Michigan corporation (the "Borrower"), CHAMPION ENTERPRISES, INC., a Michigan corporation (the "Parent"), the various financial institutions and other Persons from time to time parties hereto (the "Lenders"), and CREDIT SUISSE ("Credit Suisse"), as the administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement. This Certificate is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XII thereof.

      The undersigned hereby certifies, for and on behalf of the Parent, of which it is an Authorized Officer, as of the date hereof, as follows:

      1. I am the duly qualified and acting chief financial officer of the Parent and have been employed in positions involving responsibility for the management of the financial affairs of the Parent. I have, together with other officers of the Parent, acted on behalf of the Parent in connection with the transactions contemplated by the Credit Agreement and the other Loan Documents.

      2. I have carefully reviewed the contents of this Certificate and have conferred with legal counsel for the Parent for the purpose of discussing the meaning of its contents.

      3. In connection with preparing for the transactions contemplated by the Credit Agreement and the other Loan Documents, I have reviewed (a) (i) with respect to the Target, (A) audited balance sheets and related statements of income and cash flows for its fiscal years ending March 31, 2004 and March 31, 2005 and (B) unaudited balance sheets and related statements of income and cash flows for each of its subsequent fiscal quarters ended 30 days before the Amendment Effective Date and (ii) with respect to the Target's manufacturing business, (A) an unaudited statement of income for its fiscal year ending March 31, 2005 and (B) an unaudited statement of income for each of its subsequent fiscal quarters ended 30 days before the Amendment Effective Date; (b) a pro forma consolidated balance sheet and related pro forma consolidated statements of income and cash flows of the Parent as of and for the twelve-month period ended December 31, 2005, prepared after giving effect to the UK Transaction as if the UK Transaction had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other financial statements); and (c) a detailed business plan for the Parent and its Subsidiaries for 2006, and projections for the years 2005 - 2012, and for the quarters beginning with the first Fiscal Quarter of 2005 and through the fourth Fiscal Quarter of 2007 (the information set forth in this paragraph being the "Financial Statements").

      4. I have no reason to believe that the Financial Statements are not a fair and reasonable presentation as of the date hereof of the financial condition of the Parent and its consolidated Subsidiaries, after giving effect to the consummation of the UK Transaction and the other transactions contemplated by the Credit Agreement and the other Loan Documents. The assumptions stated in the Financial Statements were prepared in good faith based on assumptions believed to be reasonable.

      5. The undersigned has concluded, in good faith and to the best of his knowledge and belief, that as of the date hereof without giving effect to intercompany balances between Obligors and after giving effect to the UK Transaction and all other transactions contemplated by the Credit Agreement and the other Loan Documents, and after giving effect to all rights of indemnity, obligation and contribution, as follows:

            (a) The fair value of the property of the Parent and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of the Parent and its Subsidiaries on a consolidated basis as they become absolute and mature.

            (b) The present fair salable value of the assets of the Parent and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of the Parent and its Subsidiaries on their respective debts as they become absolute and matured.

            (c) Neither the Parent nor any of its Subsidiaries intend to incur debts or liabilities beyond the ability of the Parent or such Subsidiary to pay as such debts and liabilities mature.

            (d) Neither the Parent nor any of its Subsidiaries is engaged in business or a transaction, and neither the Parent nor any of its Subsidiaries is about to engage in business or a transaction, for which the property of the Parent or such Subsidiary would constitute an unreasonably small capital. In reaching this conclusion, I understand that "unreasonably small capital" depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the business conducted or anticipated to be conducted by the Parent and its Subsidiaries.

      For purposes of this Certificate, the "fair salable value" of assets and investments with respect to the Parent and its Subsidiaries has been determined on the basis of the amount which the undersigned has concluded, in good faith and to the best of his knowledge and belief, may be realized within a reasonable time, either through collection or sale of such investments and other assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent business person from an interested buyer who is willing to purchase under ordinary selling conditions.

      For purposes of the foregoing, the amount of contingent liabilities have been computed as the amount that, in light of all the facts and circumstances existing at the time hereof, can reasonably be expected to become an actual or matured liability.

      The undersigned understands that the Secured Parties are relying on the truth and accuracy of this Certificate and that the delivery of this Certificate is a material inducement for the Administrative Agent and the Secured Parties to enter into the Credit Agreement and consummate the transactions contemplated thereby, and the undersigned hereby consents to such reliance.

      The undersigned represents the foregoing information to be, in good faith and to the best of his knowledge and belief, true and correct and has executed this Certificate as of the date first above written.

                                        CHAMPION ENTERPRISES, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                            Solvency Certificate

                                                                       EXHIBIT K

                        Dated           2006

      (1)   CHAMPION HOME BUILDERS CO. as Chargor

      (2)   WELLS FARGO BANK, N.A. as Collateral Trustee

                        ---------------------------------

                            FORM OF UK SHARES CHARGE
                                 over shares in
                               CBS Monaco Limited

                        ---------------------------------

                          [MAYER BROWN ROWE & MAW LOGO]
                                     LONDON

                                    CONTENTS

                                                                     PAGE
CLAUSE
1.   Definitions and interpretation.................................   1
2.   Covenant to pay................................................   4
3.   The charge.....................................................   4
4.   Covenants......................................................   4
5.   Enforcement....................................................   4
6.   Continuing security............................................   5
7.   Third party protection.........................................   5
8.   Costs and expenses.............................................   5
9.   Indemnity......................................................   6
10.  The Chargor....................................................   7
11.  Assignment and transfer........................................   8
12.  Credit Agreement provisions....................................   8
13.  Governing Law and Enforcement..................................   8
SCHEDULES
1.   The Shares.....................................................
2.   Covenants......................................................   8
3.   Warranties.....................................................  11
4.   Enforcement....................................................  12

THIS SHARES CHARGE is dated                 April 2006 and made between:

(1) CHAMPION HOME BUILDERS CO. a Michigan corporation whose principal place of business is at 2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326 (the "CHARGOR"); and

(2) WELLS FARGO BANK, N.A. as collateral trustee for the Secured Parties (in such capacity and together with its successors and assigns from time to time) (the "COLLATERAL TRUSTEE").

BACKGROUND:

(A) By an amended and restated credit agreement dated as of 07 April 2006 and made between, amongst others, the Chargor as borrower, Champion Enterprises, Inc. (the "PARENT") and Credit Suisse as administrative agent for the lenders party to that credit agreement, as amended and restated on the date of this Shares Charge (the "CREDIT AGREEMENT"), the Lenders have agreed to provide credit facilities to the Chargor on the terms of the Credit Agreement.

(B) The provision of this Shares Charge is a condition precedent to the obligations of the Lenders under the Credit Agreement. This is the "UK Share Charge" as defined in the Credit Agreement.

(C) Pursuant to an Indenture, dated as of May 3, 1999 (the "2009 NOTES INDENTURE"), between the Parent, the subsidiary guarantors named therein, and The First National Bank of Chicago, as indenture trustee, the Parent issued and sold its 7.625% Senior Notes due 2009 (the "2009 NOTES").

(D) The Parent has unconditionally guaranteed the Obligations (as defined in the Credit Agreement).

(E) Under the 2009 Notes Indenture, the Parent issued the 2009 Notes and certain of its Subsidiaries from time to time have unconditionally guaranteed the obligations under the 2009 Notes Indenture (the "2009 NOTES OBLIGATIONS"). Subject to certain exceptions the 2009 Notes Indenture requires that the 2009 Notes Obligations be secured equally and rateably with the Obligations for so long as the Obligations are so secured.

(F) The Collateral Trustee holds the benefit of this Shares Charge, including the security created and other rights granted in it, on trust for the Secured Parties.

(G) The Chargor, the Parent, the Subsidiaries of the Parent listed on the signature pages thereof and the Collateral Trustee have entered into a Collateral Trust Agreement dated as of October 31, 2005 (the "Collateral Trust Agreement").

(H) This document is the deed of the Chargor, even if it has not been duly executed by the Collateral Trustee or has been executed by the Collateral Trustee but not as a deed.

THIS DEED WITNESSES THAT:

1.       DEFINITIONS AND INTERPRETATION

1.1      TERMS DEFINED IN THE CREDIT AGREEMENT

         Terms defined in the Credit Agreement but not in this Shares Charge shall have the same meaning in this Shares Charge as in the Credit Agreement. This includes "Business Day", "Event of Default", "Indemnified Liabilities", "Lien", "Loan Documents", "Obligor" and "Secured Parties".

1.2      DEFINITIONS

         In this Shares Charge:

         "COMPANY" means CBS Monaco Limited, a company incorporated in England and Wales (registered number 5679313) whose registered office is at 1 Royal Standard Place, Nottingham, NG1 6FZ.

         "CREDIT AGREEMENT" means the credit agreement referred to in Background
         (A).

         "DERIVATIVE RIGHTS" has the meaning given to it in Clause 3(b)(v) (The charge).

         "RECEIVER" has the meaning given to it in Schedule 3, Paragraph 3.1 (Appointment of a Receiver).

         "SECURED LIABILITIES" means together the Obligations (as defined in the Credit Agreement) and the 2009 Notes Obligations.

         "SHARES" means the shares in the Company held by the Chargor details of which are set out in Schedule 1 (The Shares) the subject of the security created by or pursuant to this Shares Charge, including any moneys and other Derivative Rights from time to time charged to the Collateral Trustee pursuant to Clause 3 (The charge).

         "SUSPENSE ACCOUNT" means the suspense account referred to in Schedule 4, Paragraph 4.2 (Suspense account).

         "UNPAID SUM" means any sum due and payable but unpaid by an Obligor under the Loan Documents.

1.3      CONSTRUCTION

         (a) Unless a contrary indication appears, any reference in this Shares Charge to:

                  (i) ASSETS includes present and future properties, revenues and rights of every description;

                  (ii) a CLAUSE or SCHEDULE is to a clause of or a schedule to this Shares Charge (as the case may be) and any reference in a Schedule to a PARAGRAPH is to a paragraph of that Schedule;

                  (iii) a DISPOSAL includes a lease, licence, transfer, sale or other disposal of any kind;

                  (iv) the masculine, feminine or neuter GENDER respectively includes the other genders and references to the SINGULAR include the plural (and vice versa);

                  (V) INCLUDING means "including without limitation" (with related words being construed accordingly), IN PARTICULAR means "in particular but without limitation" and other GENERAL WORDS shall not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of assets, matters or things;

                  (vi) a LOAN DOCUMENT or any other agreement or document is a reference to that Loan Document or other agreement or document as supplemented, otherwise amended, replaced or novated from time to time;

                  (vii) a PERSON includes any individual, firm, company or other corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of them and any reference to any PARTY includes its successors in title, permitted assignees and permitted transferees;

                  (viii) a PROVISION OF LAW is to that provision as amended, re-enacted or replaced from time to time and includes any subordinated legislation in force under it from time to time;

                  (ix) a REGULATION includes any regulation, rule, official directive, notice, request, code of practice, guideline, demand or decision (in each case whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

                  (x) a RIGHT includes any estate, interest, claim or other right of any kind, both present and future;

                  (XI) SHARES includes any stocks, shares, bonds, gilts and securities of any kind, negotiable instruments and warrants; and

                  (XII) THIS SHARES CHARGE includes the Schedules, which form part of this Shares Charge for all purposes.

         (b) The index, Clause, Schedule and Paragraph headings are for ease of reference only and shall not affect the meaning of this Shares Charge.

         (c) Unless a contrary indication appears, a term used in any other Loan Document or in any communication given under or in connection with any Loan Document has the same meaning in that Loan Document or communication as in this Shares Charge.

         (d) An Event of Default is "CONTINUING" if it has not been remedied to the satisfaction of the Collateral Trustee or expressly waived by the Collateral Trustee.

         (e) If there is any inconsistency between the terms of this Shares Charge and those of the Credit Agreement, the terms of the Credit Agreement shall prevail.

1.4      THIRD PARTY RIGHTS

         A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Shares Charge.

2.       COVENANT TO PAY

2.1      COVENANT TO PAY

         The Chargor shall pay or discharge each of the Secured Liabilities at the time and in the manner provided in the relevant document for their payment or discharge by the relevant Obligor.

2.2      FURTHER ADVANCES

         This Shares Charge is made to secure any further advances or other facilities made available by any of the Secured Parties to the Chargor under the Loan Documents; but it does not create any obligation on any of the Secured Parties to make any further advances or other facilities available.

3.       THE CHARGE

         As security for the payment and discharge of the Secured Liabilities, the Chargor with full title guarantee charges to the Collateral Trustee by way of first fixed charge all of its rights in:

         (a)      the Shares; and

         (b) any rights or other assets which from time to time subsist, accrue or arise in relation to the Shares, including any:

                  (i)      dividends;

                  (ii)     distributions;

                  (iii)    interest and other income;

                  (iv)     voting rights; and

                  (v) other benefits, money or property (together (i) to (v) are the "DERIVATIVE RIGHTS").

4.       COVENANTS

         The Chargor covenants with the Collateral Trustee as set out in
         Schedule 2 (Covenants) and warrants and represents to the Collateral Trustee as set out in Schedule 3 (Warranties).

5.       ENFORCEMENT

         The Collateral Trustee and a Receiver shall have the powers set out in
         Schedule 4 (Enforcement).

6.       CONTINUING SECURITY

6.1      CONTINUING SECURITY

         This Shares Charge is a continuing security and shall secure the ultimate balance of the Secured Liabilities, notwithstanding:

         (a) intermediate payment or discharge of the whole or part of the Secured Liabilities to any Secured Party;

         (b) the liquidation or other incapacity of the Chargor or any change in its constitution, name or style;

         (c) any change in the constitution, name or style of the Collateral Trustee, its absorption in or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person; or

         (d)      any other event, matter or thing.

6.2      ADDITIONAL TO OTHER RIGHTS

         This security is in addition to (and shall not merge with, otherwise prejudice or affect or be prejudiced or affected by) any other remedy, guarantee, indemnity, Lien or other right which may be or have been created (by the Chargor or otherwise) in favour of the Collateral Trustee or any of the Secured Parties. Accordingly, the liability of the Chargor under this Shares Charge shall not be prejudiced or affected by, and this Shares Charge may be enforced notwithstanding:

         (a)      the existence or invalidity of all or any of those rights; and

         (b) the Collateral Trustee or any of the other Secured Parties at any time exchanging, releasing, varying, abstaining from perfecting or enforcing or otherwise dealing or omitting to deal with all or any of those rights.

7.       THIRD PARTY PROTECTION

         No purchaser, mortgagee or other person dealing with the Collateral Trustee or a Receiver shall be concerned:

         (a) to enquire whether any of the Secured Liabilities have become due or payable or remain unpaid or undischarged or whether the power which the Collateral Trustee or Receiver is purporting to exercise has become exercisable; or

         (b) to see to the application of any money paid to the Collateral Trustee or to a Receiver.

8.       COSTS AND EXPENSES

8.1      COSTS AND EXPENSES

         The Chargor shall indemnify the Collateral Trustee and any Receiver fully (and in the case of legal costs and expenses on a solicitor and own client basis) forthwith on demand against all Indemnified Liabilities incurred by (or made or brought against) it or him (or any manager or agent appointed by it or him):

         (a) as a result of any failure by the Chargor to perform any of its obligations under this Shares Charge;

         (b) in the exercise (or purported exercise) of any of the powers or other rights conferred by this Shares Charge or by any other Lien granted (whether by the Chargor or otherwise) for all or part of the Secured Liabilities; or

         (c) in respect of any other matter or thing done or omitted relating to the Shares or the assets secured by any Lien referred to in Clause 8.1(b),

         together in each case with interest calculated on a daily basis from the date it is incurred or becomes payable by the Collateral Trustee or the Receiver, under the terms of Section 3.2.2 (Post-Default Rates) of the Credit Agreement as if it were an Unpaid Sum.

8.2      TAXES

         The Chargor shall pay all stamp, registration and other taxes to which this Shares Charge or any judgment or order given in connection with this Shares Charge may at any time be subject and shall on demand indemnify the Collateral Trustee against any Indemnified Liabilities resulting from any failure to pay or delay in paying the same.

9.       INDEMNITY

9.1      GENERAL INDEMNITY

         The Chargor shall on demand indemnify and keep indemnified the Collateral Trustee and every Receiver, attorney, manager, agent or other person appointed by the Collateral Trustee under this Shares Charge and their respective employees in respect of all Losses incurred or suffered by any of them in or directly or indirectly as a result of the exercise or purported exercise of any of the rights vested in them under this Shares Charge and against all Indemnified Liabilities suffered or incurred by any of them in respect of any matter or thing done or omitted relating to the Shares, together with interest from the earlier of the date of demand and the date of payment by that person up to the date of receipt by that person (both before and after judgement), accruing on a daily basis under the terms of Section 3.2.2 (Post-Default Rates) of the

         Credit Agreement as if it were an Unpaid Sum. The Collateral Trustee and any Receiver may retain and pay all those sums out of any monies received by it or him under this Shares Charge.

9.2      INDEMNITY FOR BREACH

         The Chargor shall on demand indemnify and keep indemnified the Collateral Trustee in respect of all Indemnified Liabilities occasioned by any breach of any of its covenants or other obligations under this Shares Charge or otherwise relating to all or any part of the Shares, together with interest from the earlier of the date of demand by the Collateral Trustee and the date of payment up to the date of receipt by the Collateral Trustee (both before and after judgement), accruing on a daily basis under the terms of Section 3.2.2 (Post-Default Rates) of the Credit Agreement as if it were an Unpaid Sum.

10.      THE CHARGOR

10.1     CHARGOR'S LIABILITY NOT DISCHARGED

         The liability of the Chargor under this Shares Charge shall not be discharged or otherwise prejudiced or affected by:

         (a) any present or future remedy, guarantee, indemnity, Lien or other right held by or available to the Collateral Trustee or any other Secured Party being or becoming wholly or in part void, voidable or unenforceable on any ground;

         (b) the Collateral Trustee or any other Secured Party from time to time exchanging, releasing, varying, abstaining from perfecting or enforcing or otherwise dealing or omitting to deal with all or any of the rights referred to in Clause 10.1(a);

         (c) the Collateral Trustee or any other Secured Party compounding with, discharging, releasing or varying the liability of any Obligor or any other person or granting any time, indulgence or concession to any Obligor or any other person;

         (d) the Collateral Trustee or any other Secured Party renewing, determining, varying or increasing any facility or other transaction in any manner or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from any Obligor or any other person; or

         (e) any other act or omission which would not have discharged or otherwise prejudiced or affected the liability of the Chargor had it been primary obligor or by anything done or omitted which but for this provision might operate to discharge or otherwise prejudice or affect that liability.

10.2     CHARGOR AS PRIMARY OBLIGOR

         If any of the Secured Liabilities (or any purported obligation or liability of an Obligor which if valid would have been a Secured Liability) are disclaimed or are not or cease to be valid or enforceable against the relevant Obligor on any ground (whether or not known to the Collateral Trustee), then the Chargor shall nevertheless be liable to the Collateral Trustee in respect of that purported obligation or liability as if it were the fully valid and enforceable primary obligation of the Chargor.

10.3     CHARGOR AS TRUSTEE

         The Chargor shall:

         (a) hold on trust for the Collateral Trustee any security from time to time held by the Chargor from the Obligors or any other person in respect of the Secured Liabilities and (if so required by the Collateral Trustee) forthwith deposit with or assign to the Collateral Trustee that Lien;

         (b) (and does by this Shares Charge) waive all rights of subrogation and indemnity which it may have against the Obligors;

         (c) if so requested by the Collateral Trustee, exercise any right of proof in the bankruptcy or liquidation of the Obligors (whether or not connected with this Shares Charge) or any right of contribution from any other Obligor;

         (d) hold any moneys or other assets received in respect of those rights on trust for the Collateral Trustee; and

         (e) subject to Clause 10.3(c), not take any step to enforce any right against or in respect of the Obligors or any other person.

10.4     IMMEDIATE RECOURSE

         The Chargor waives any right it may have of requiring the Collateral Trustee or any other Secured Party to enforce any other Lien or other right, or to claim any payment from or otherwise proceed against any person, before enforcing this Shares Charge against it.

11.      ASSIGNMENT AND TRANSFER

11.1     ASSIGNMENTS AND TRANSFERS BY THE COLLATERAL TRUSTEE

         The rights and obligations of the Collateral Trustee under this Shares Charge may be assigned and transferred by the Collateral Trustee to a successor appointed pursuant to Section 5.6 of the Collateral Trust Agreement.

11.2     ASSIGNMENTS AND TRANSFERS BY THE CHARGOR

         The Chargor shall not assign any of its rights or transfer any of its obligations under this Shares Charge.

12.      CREDIT AGREEMENT PROVISIONS

         The Credit Agreement contains various provisions which purport to apply to the Loan Documents, including this Shares Charge. Each of those provisions, including Sections 3.2.2 (Post-Default Rates), 4.6 (Taxes),
         4.7 (Payments, Computations, etc. 4.9 (Setoff), 12.2 (Notices; Time),
         12.6 (Severability), 12.1 (Waivers, Amendments, etc.) and 12.8 (Execution in Counterparts, Effectiveness, etc.), shall apply to this Shares Charge as if they were set out in full again here, with any changes necessary to fit this context.

13.      GOVERNING LAW AND ENFORCEMENT

13.1     LAW

         This Shares Charge is governed by, and shall be construed in accordance with, English law.

13.2     JURISDICTION OF ENGLISH COURTS

         (a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Shares Charge (including a dispute regarding the existence, validity or termination of this Shares Charge) (a "DISPUTE").

         (b) The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly neither Party will argue to the contrary.

         (c) This Clause 13.2 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

13.3     SERVICE OF PROCESS

         (a) Without prejudice to any other mode of service allowed under any relevant law, the Chargor:

                  (i) irrevocably appoints CBS Monaco Limited of 1 Royal Standard Place, Nottingham, NG1 6FZ as its agent for service of process in relation to any proceedings before the English courts in connection with this Shares Charge; and

                  (ii) agrees that a failure by the process agent to notify the Chargor of the process will not invalidate the proceedings concerned.

         (b) If the appointment by the Chargor of the person mentioned in Clause 13.3(a)(i) ceases to be effective, it shall immediately appoint another person in England as its agent for service of process in relation to any proceeding before the English courts in connection with this Shares Charge. If it fails to do so (and that failure continues for a period of not less than 15 Business Days), the Collateral Trustee shall be entitled to appoint such a person by notice to the Chargor.

EXECUTION:

The Parties have shown their acceptance of the terms of this Shares Charge by executing it, in the case of the Chargor as a deed, at the end of the Schedules.

                                   SCHEDULE 1
                                   THE SHARES

CBS MONACO LIMITED               CERTIFICATE NO.       AUTHORISED SHARES    OUTSTANDING SHARES     % OF SHARES ISSUED
                                                                                                   BY CBS MONACO LIMITED
                                      N/A                 L 100                L 100                  65%

                                   SCHEDULE 2
                                    COVENANTS

1.       NO SECURITY OR DISPOSALS

1.1      NEGATIVE PLEDGE

         The Chargor shall not create or permit to subsist any Lien over any of the Shares, other than as expressly permitted in the Credit Agreement.

1.2      NO DISPOSALS

         The Chargor shall not enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, transfer or otherwise dispose of any of the Shares or to permit any person other than the Chargor to be registered as the owner of them, other than as expressly permitted in the Credit Agreement.

2.       DEPOSIT AND REGISTRATION

         The Chargor shall:

         (a) deposit (or ensure that there are deposited) with the Collateral Trustee and permit the Collateral Trustee to hold and retain:

                  (i) all stock and share certificates and documents of title relating to the Shares;

                  (ii) transfers of the Shares duly completed in favour of the Collateral Trustee or otherwise as it may direct; and

                  (iii) any other documents which the Collateral Trustee may from time to time require for perfecting its title to the Shares (duly executed by or signed on behalf of the registered holder) or for vesting or enabling it to vest the Shares in itself or its nominees or in any purchaser, to the intent that the Collateral Trustee may at any time without notice present them for registration;

         (b) if so requested by the Collateral Trustee, transfer, or ensure that there are transferred, all or any of the Shares into the name of the Collateral Trustee or its nominee or agent as the Collateral Trustee may select. The Chargor agrees that the Collateral Trustee may hold all or any of the Shares in any nominee or other agent and that the Shares so held shall be held at the expense, risk and responsibility of the Chargor; and

         (c) hold to the order of the Collateral Trustee and deposit with it forthwith (or ensure that there are so held and deposited) all documents of title and related documents from time to time relating to the Shares.

3.       ISSUE OF SHARES

         The Chargor shall ensure that the Company will not without the prior written consent of the Collateral Trustee:

         (a)      issue or allot any shares or other securities; or

         (b) enter into any agreement or other arrangement to make, or entitle any person to call for, an issue or allotment of any shares or other securities in the Company.

4.       THE COMPANY

         The Chargor shall ensure that the Company does not without the prior written consent of the Collateral Trustee:

         (a) in any way modify the rights attached to any of the shares in its issued share capital;

         (b)      increase, consolidate, sub-divide or reduce its share capital;

         (c)      alter its memorandum or articles of association;

         (d)      purchase its own shares or reduce its share capital; or

         (e) take any step to place itself in liquidation or administration or pass any resolution to wind itself up.

5.       CALLS AND NOTICES

         The Chargor shall:

         (a) duly and promptly pay (or ensure that there are paid) all calls, instalments or other payments which may be made or become due in respect of any of the Shares as and when they become due from time to time; and

         (b) provide the Collateral Trustee with a copy of any report, accounts, circular, notice or other item sent or provided to it (or to any person on its behalf) in connection with its holding of the Shares or any of them immediately upon receipt them.

6.       NO PREJUDICE

         The Chargor shall not do, permit or allow to be done anything which might in any way depreciate, jeopardise or otherwise prejudice the value of the Shares and shall immediately inform the Collateral Trustee of anything which occurs which might have that effect.

7.       WAIVERS OF PRE-EMPTION RIGHTS

         If at any time there are, in the memorandum and articles of association of the Company or otherwise, pre-emption rights or other restrictions which might in any way restrict or otherwise prejudice or affect the exercise of any rights of the Collateral Trustee under this Shares Charge (including the right to have the Shares transferred to the Collateral Trustee or its nominee and any rights arising on an enforcement), then the Chargor shall ensure that each shareholder of the Company and any other person with the benefit of any of the pre-emption rights and other restrictions enters into a waiver of them in a form acceptable to the Collateral Trustee.

8.       FURTHER ASSURANCE

         The Chargor shall at its own expense execute and do (and ensure that its nominees execute and do) any documents, acts and things which the Collateral Trustee may require from time to time for:

         (a) giving effect to, perfecting or protecting the Collateral Trustee's security over the Shares or any of them; or

         (b) facilitating the realisation of the Shares and the exercise of all powers, authorities and discretions vested by this Shares Charge in the Collateral Trustee or any Receiver.

         The Chargor shall (and ensure that its nominees shall) in particular promptly execute all transfers, conveyances, assignments, assurances and legal mortgages of the Shares which the Collateral Trustee may require from time to time.

                                   SCHEDULE 3
                                   WARRANTIES

The Chargor represents and warrants that:

(a) it is the sole legal and beneficial owner of the Shares free from any Lien;

(b)      the Shares are fully paid;

(c) there are no moneys or liabilities outstanding or payable in respect of the Shares or any of them;

(d) the Chargor is lawfully entitled to create the security over the Shares constituted by this Shares Charge in favour of the Collateral Trustee;

(e) together the Shares constitute 65% of the issued share capital of the Company; and

(f) the Shares are fully transferable to the Collateral Trustee (or any other person as the Collateral Trustee shall direct) without restriction and in particular in respect of any pre-emption rights or restrictions in the articles of association of the Company all appropriate waivers have been obtained in respect of them from all other shareholders of the Company, which are unconditional, irrevocable and legally binding and enforceable.

                                   SCHEDULE 4
                                   ENFORCEMENT

1.       DERIVATIVE RIGHTS

1.1      PRIOR TO THIS SHARES CHARGE BEING ENFORCEABLE

         (a) Until this Shares Charge has become enforceable, the Chargor will be entitled to retain, exercise and deal with the Derivative Rights as it thinks fit, provided that it may not do or permit to be done anything which in any way might depreciate, jeopardise or prejudice the value of the security over the Shares constituted by this Shares Charge.

         (b) For so long as Paragraph 1.1(a) applies, the Collateral Trustee shall:

                  (i) forward to the Chargor any communications which it receives relating to those Derivative Rights received by it promptly upon receipt;

                  (ii) account to the Chargor for any Derivative Rights received by it; and

                  (iii) make available to the Chargor any of the documents deposited with it (or their nominees) pursuant to this Shares Charge and, at the Chargor's cost and expense, execute and do any documents and other action as the Chargor shall reasonably require in order to enable the Chargor to receive or as the case may be exercise or deal with the Derivative Rights, save that the Collateral Trustee shall not be required to do anything if it might, in the Collateral Trustee's opinion, threaten the validity of the security constituted by this Shares Charge, or otherwise be in breach of the terms of this Shares Charge.

         (c) Nothing in this Paragraph 1.1 shall prejudice or affect the security constituted by this Shares Charge over the Shares or (if the Shares have been transferred by the Collateral Trustee or its nominee) the ownership of the Collateral Trustee (or its nominee on the Collateral Trustee's behalf) of the Shares.

1.2      AFTER THIS SHARES CHARGE BECOMES ENFORCEABLE

         Once this Shares Charge has become enforceable, the Collateral Trustee (or its nominees) may exercise (in the name of the Chargor or otherwise) and retain as if they were proceeds of sale any Derivative Rights, including any rights exercisable by the owner of the Shares (or, if different the bearer of them or the person in whose name they are registered) and any dividends or other payments.

2.       ENFORCEMENT

2.1      TIMING OF ENFORCEMENT

         This Shares Charge shall become enforceable immediately upon the occurrence of an Event of Default.

2.2      ENFORCEMENT RIGHTS

         (a) The Collateral Trustee may at any time after this Shares Charge has become enforceable enforce all or any part of this Shares Charge as it thinks fit. In particular, it may without further notice exercise in relation to the Shares:

                  (i) the power of sale and all other powers conferred on mortgagees by the Law of Property Act 1925 (or otherwise by law) as extended, varied or amended by this Shares Charge;

                  (ii) to the extent that Paragraph 2.2(b) applies, the power to appropriate the Shares in or towards the payment and discharge of the Secured Liabilities in accordance with the terms of Paragraph 2.2(b); and

                  (iii) (without first appointing a Receiver) any or all of the powers, authorities and discretions and other powers which are conferred by this Shares Charge (whether expressly or by implication) upon a Receiver.

         (b) This Paragraph 2.2(b) applies to the extent that the Shares constitute "financial collateral" and this Shares Charge constitutes a "security financial collateral arrangement" for the purposes of the Financial Collateral Arrangements (No. 2) Regulations 2003. If and to the extent it applies, the Collateral Trustee may at any time after this Shares Charge has become enforceable appropriate the Shares in payment and discharge of the Secured Liabilities. The Collateral Trustee shall for these purposes value the Shares by reference to an independent valuation or another procedure determined by the Collateral Trustee, acting reasonably, at the time of the appropriation.

         (c) Neither s93(1) nor s103 Law of Property Act 1925 shall apply to this Shares Charge.

2.3      NO LIABILITY

         Neither the Collateral Trustee nor any Receiver shall be liable as a mortgagee in possession to account in relation to any of the Shares (except to the extent of actual receipts) for any loss upon realisation or for any other default or omission for which it or he would otherwise be liable; nor shall the Collateral Trustee or any Receiver be liable for any failure to make or call for any payment or repayment, to accept or notify the Chargor of any offer or for any other loss of any nature in connection with the Shares.

3.      APPOINTMENT OF A RECEIVER

3.1      APPOINTMENT OF A RECEIVER

         (a) The Collateral Trustee may without notice appoint any one or more persons to be a receiver and/or manager (a "RECEIVER") of some or all of the Shares if:

                  (i)      this Shares Charge becomes enforceable;

                  (ii)     the Chargor so requests;

                  (iii) the Collateral Trustee or any Secured Party receives a notice of intention to appoint an administrator in respect of the Chargor pursuant to the Insolvency Act 1986; or

                  (iv) an application is made pursuant to the Insolvency Act 1986 for an administration order to be made in respect of the Chargor.

         (b) Any appointment under Paragraph 3.1(1) shall be in writing, signed by a duly authorised officer of the Collateral Trustee.

3.2      RECEIVER'S POWERS

         Any Receiver so appointed shall (subject to the terms of the instrument of his or her appointment) have:

         (a) power to sell or otherwise dispose of the Shares in any manner and on any terms which he or she may think fit for consideration consisting of cash, debentures or other obligations, shares or other valuable consideration and with the consideration being payable in a lump sum or by instalments spread over a period as he or she may think fit;

         (b) all powers conferred on receivers by statute, including those set out in Schedule 1 Insolvency Act 1986 even if he or she is not an administrative receiver as defined in that Act; and

         (c) power to do any other such acts and things which he or she may consider desirable or necessary for realising all or any part of the Shares and any powers and authorities which he or she would be capable of exercising if he or she were the absolute beneficial owner of the Shares.

3.3      NO RESTRICTION ON POWERS OF THE RECEIVER

         The powers referred to in Paragraph 3.2 shall not be subject to any restrictions contained in the Law of Property Act 1925 and shall continue notwithstanding any liquidation of the Chargor. In the case of joint Receivers, each may (unless the creditor otherwise directs) exercise any and all of those powers independently of the other Receiver or Receivers.

3.4      RECEIVER'S REMUNERATION

         The Collateral Trustee may from time to time fix the remuneration of any Receiver appointed by it, without being limited by the maximum rate specified in s109(6) Law of Property Act 1925. The Collateral Trustee may also (subject to any necessary approval from the court) end the appointment of any Receiver by notice in writing (signed as in Paragraph 3.1) and appoint under Paragraph 3.1 a replacement for any Receiver whose appointment ends for any reason.

3.5      AGENT OF CHARGOR

         Any Receiver shall be the agent of the Chargor, so that the Chargor shall be (and the Collateral Trustee shall not be) responsible for his or her debts, defaults and remuneration, except that if the Chargor goes into liquidation, any Receiver will after that act as a principal and not as the Chargor's agent.

4.       APPROPRIATION OF RECEIPTS

4.1      APPLICATION

         Subject to Paragraph 4.2, any moneys received by the Collateral Trustee or any Receiver under the powers conferred by this Shares Charge shall (subject to the payment of any claims having priority to this Shares Charge but in substitution for s109(8) Law of Property Act 1925) be applied in the following order of priority:

         (a) in discharging the remuneration of any Receiver and all costs, charges and expenses of and incidental to his or her appointment, together with interest on that remuneration, and those costs, charges and expenses calculated under the terms of the Credit Agreement as if they were an Unpaid Sum; then

         (b)      in or towards payment or discharge of the Secured Liabilities;
                  then

         (c) in payment of the surplus (if any) to the Chargor or any other person entitled to it.

4.2      SUSPENSE ACCOUNT

         Any moneys received by the Collateral Trustee or any Receiver under the powers conferred by this Shares Charge may, at the Collateral Trustee's discretion, be placed in a suspense or securities realised account (before or after any appropriation under Paragraph 4.1) and kept there for so long as the Collateral Trustee thinks fit.

5.       CHARGOR'S ACCOUNT

         If a Secured Party receives or is deemed to be affected by notice (whether actual or constructive) of any subsequent charge or other interest affecting some or all of the Shares or their proceeds of sale, then the Secured Party may open a new account for the Chargor. If the Secured Party does not do so, it shall nevertheless be treated as if it had done so at the time when it received, or was deemed to have received, the notice. As from that time, any payment made to any of the Secured Parties for the Chargor's account shall be credited (or be treated as having been credited) to the new account and shall not operate to reduce the amount for which this Shares Charge is security.

6.       DELEGATION AND APPOINTMENT OF ATTORNEYS

6.1      DELEGATION

         The Collateral Trustee may delegate to any person or persons all or any of the powers, authorities and discretions which are exercisable by it under this Shares Charge. A delegation under this Paragraph 6.1 may be made in any manner (including by power of attorney) in and on any terms (including power to sub-delegate) which the Collateral Trustee may think fit. The Collateral Trustee shall not be liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any of its delegates or sub-delegates.

6.2      ATTORNEYS

         The Chargor by way of security irrevocably appoints the Collateral Trustee, every Receiver and every delegate or sub-delegate appointed under Paragraph 6.1 separately to be its attorney on its behalf, in its name and as its act or deed:

         (a) to execute and do any documents, acts and things which the Chargor is required to execute and do under this Shares Charge, including to execute any document required by the Collateral Trustee under Schedule 2, Paragraph 8 (Further assurance); and

         (b) to execute and do any documents, acts and things which any attorney may deem proper or desirable in exercising any of the powers, authorities and discretions conferred by this Shares Charge or by law on the Collateral Trustee or any Receiver.

         By this Shares Charge, the Chargor ratifies and confirms and agrees to ratify and confirm anything which any of its attorneys may do in the proper and lawful exercise or purported exercise of all or any of the powers, authorities and discretions referred to in this Paragraph 6.2.

7.       RELEASES CONDITIONAL

         (a) Any release, settlement, discharge, re-assignment or arrangement (in this Paragraph 7 a "RELEASE") given or made by the Collateral Trustee on the faith of any assurance, security or payment shall be conditional upon that assurance, security or payment not being avoided, reduced, clawed back or ordered to be repaid under any enactment relating to liquidation, bankruptcy or insolvency.

         (b) If any avoidance, reduction or clawback occurs or order is made as referred to in Paragraph (a), the release given by the Collateral Trustee shall not prejudice the right of the Collateral Trustee to enforce this Shares Charge in respect of the Secured Liabilities. As between the Chargor and the Collateral Trustee, this Shares Charge shall (notwithstanding the release) be deemed to have remained at all times held by the Collateral Trustee as security for the Secured Liabilities.

8.       REMEDYING DEFAULTS

         If the Chargor fails to take any action required of it in this Shares Charge, then the Collateral Trustee may (without prejudice to any other right it may have) take any action (including the action so required but not taken by the Chargor) on the Chargor's behalf which it thinks fit and the Chargor shall indemnify the Collateral Trustee against any costs and expenses incurred in doing so in accordance with Clause 8.1 (Costs and expenses).

EXECUTION OF SHARES CHARGE:

THE CHARGOR

SIGNED by                                ,   )
duly authorised for and on behalf of         )
CHAMPION HOME BUILDERS CO.                   )

THE COLLATERAL TRUSTEE

SIGNED by                               ,   )
duly authorised for and on behalf of        )
WELLS FARGO BANK, N.A.                      )

                                                                       EXHIBIT L

                             AFFIRMATION AND CONSENT

                                                __________, 20__

Credit Suisse,
  as Administrative Agent
11 Madison Avenue
New York, New York  10010

         -and-

Each of the Lenders party
  to the Credit Agreement
  referred to below

                           CHAMPION HOME BUILDERS CO.

Ladies and Gentlemen:

         This Affirmation and Consent (this "Affirmation and Consent") is delivered to you pursuant to the Amended and Restated Credit Agreement, dated as of April 7, 2006 (the "Credit Agreement"), among Champion Home Builders Co. (the "Borrower"), Champion Enterprises, Inc., (the "Parent"), the various financial institutions and other Persons from time to time parties thereto (each a "Lender"), and Credit Suisse, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), amending and restating the Credit Agreement, dated as of October 31, 2005, among the Borrower, the Parent, the Lenders signatories thereto and the Administrative Agent, as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof (the "Existing Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         By its signature below, each of the Obligors signatory hereto (each, a "Signatory") hereby acknowledges, consents and agrees to the amendment and restatement of the Existing Credit Agreement.

         Each Signatory hereby reaffirms, as of the Amendment Effective Date,
(a) the covenants and agreements made by such Signatory contained in each Loan Document to which it is a party, (b) with respect to each Signatory party to the Subsidiary Guaranty, its guarantee of payment of the Obligations pursuant to the Subsidiary Guaranty, and (c) with respect to each Signatory party to the Pledge and Security Agreement or a Mortgage, its pledges and other grants of Liens in respect of the Obligations pursuant to any such Loan Document, in each case, as such covenants, agreements and other provisions may be modified, supplemented, amended or amended and restated.

         Each Signatory hereby represents and warrants that each Loan Document to which it is a party continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

         Each Signatory hereby certifies that, on the Amendment Effective Date:

                  (a) the representations and warranties set forth in each Loan Document to which such Signatory is a party are, in each case, true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

                  (b) no Default has occurred and is continuing.

         Each Signatory further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Amendment Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words of similar import shall mean the Credit Agreement as defined herein and the other Loan Documents, as defined in the Credit Agreement.

         Each Signatory hereby acknowledges and agrees that the acceptance by the Administrative Agent and each Lender of this Affirmation and Consent shall not be construed in any manner to establish (or indicate) any course of dealing on the Administrative Agent's or any Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

         This Affirmation and Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. This Affirmation and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         THIS AFFIRMATION AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

         This Affirmation and Consent may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Affirmation and Consent by facsimile shall be effective as delivery of an original executed counterpart of this Affirmation and Consent.

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Affirmation and Consent as of the date first above written.

                           CHAMPION ENTERPRISES MANAGEMENT CO.

                           By:-----------------------------------
                                Name:
                                Title:

                           CHAMPION RETAIL, INC.

                           By:-----------------------------------
                                Name:
                                Title:

                           DUTCH HOUSING, INC.

                           By:-----------------------------------
                                Name:
                                Title:

                           HOMES OF MERIT, INC.

                           By:-----------------------------------
                                Name:
                                Title:

                           MODULINE INTERNATIONAL, INC.

                           By:-----------------------------------
                                Name:
                                Title:

                           NEW ERA BUILDING SYSTEMS, INC.

                           By:-----------------------------------
                                Name:
                                Title:

                           REDMAN HOMES, INC.

                           By:-----------------------------------
                                Name:
                                Title:

                           REDMAN INDUSTRIES, INC.

                           By:-----------------------------------
                                Name:
                                Title:

                           SAN JOSE ADVANTAGE HOMES, INC.

                           By:-----------------------------------
                                Name:
                                Title:

                           STAR FLEET, INC.

                           By:------------------------------------
                                Name:
                                Title:

                           WESTERN HOMES CORPORATION

                           By:-----------------------------------
                                Name:
                                Title:

                           HIGHLAND ACQUISITION CORP.

                           By:--------------------------------------
                                Name:
                                Title

                           HIGHLAND MANUFACTURING COMPANY
                           LLC

                           By:-----------------------------------
                                Name:
                                Title:

Acknowledged and Agreed as of the date first above written:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
(formerly known as Credit Suisse First
Boston, acting through its Cayman Islands Branch), as Administrative Agent

By:---------------------------------
     Name:
     Title:

By:----------------------------------
     Name:
     Title: